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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file         811-08257
number
-----------------------------------------------------------------

                       GE INSTITUTIONAL FUNDS
------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


              3001, SUMMER STREET,STAMFORD, CONNECTICUT, 06905
-------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


GE ASSET MANAGEMENT,3001, SUMMER STREET,STAMFORD,CONNECTICUT,06905
------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant"s telephone number, including area code: 800-242-0134
                                            ----------------------------

Date of fiscal year end: 09/30
                        ---------------------------

Date of reporting period: 09/30/08
                          -------------------------

ITEM 1. REPORTS TO STOCKHOLDERS


GE Institutional Funds


Annual Report

SEPTEMBER 30, 2008



[GE logo omitted]

GE Institutional Funds
--------------------------------------------------------------------------------

Table of Contents

FINANCIAL INFORMATION

NOTES TO PERFORMANCE .................................................     1

MANAGER REVIEWS AND SCHEDULES OF INVESTMENTS

     U.S. Equity Fund ................................................     2

     S&P 500 Index Fund ..............................................    10

     Core Value Equity Fund ..........................................    20

     Small-Cap Equity Fund ...........................................    27

     International Equity Fund .......................................    35

     Premier Growth Equity Fund ......................................    42

     Strategic Investment Fund .......................................    48

     Income Fund .....................................................    67

     Money Market Fund ...............................................    80

NOTES TO SCHEDULES OF INVESTMENTS ....................................    85

FINANCIAL STATEMENTS

     Financial Highlights ................................................    86

     Notes to Financial Highlights .......................................    93

     Statements of Assets and Liabilities ................................    94

     Statements of Operations ............................................    96

     Statements of Changes in Net Assets .................................    98

     Notes to Financial Statements .......................................   102

ADVISORY AGREEMENT APPROVAL ..............................................   113

SMALL-CAP EQUITY FUND - SPECIAL MEETING OF SHAREHOLDERS VOTING RESULTS ....  117

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ..................   120

TAX INFORMATION ..........................................................   121

ADDITIONAL INFORMATION ...................................................   122

INVESTMENT TEAM ..........................................................   125



This report has been prepared for shareholders and may be distributed to others only if preceded by or accompanied with a current prospectus.

Notes to Performance                                          September 30, 2008
--------------------------------------------------------------------------------

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Investment returns and net asset value on an investment will fluctuate and you may have a gain or loss when you sell your shares.

Current performance may be lower or higher than that shown. You may call toll-free (800) 242-0134 or visit the Funds' website at http://www.geam.com for performance information as of the most recent month end.

Shares of the GE Institutional Funds are neither insured nor guaranteed by the U.S. Government, and their prices will fluctuate with market conditions.

The S&P 500(R) Index is an unmanaged, market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap stock U.S. market performance. The Russell 2000(R) Index is a market capitalization-weighted index consisting of 2,000 of the smallest U.S.-domiciled publicly traded common stocks that are included in the Russell 3000(R) Index. The Russell 3000(R) Index comprises the 3000 largest U.S.-domiciled companies. The MSCI(R) EAFE(R) Index is a market capitalization-weighted index of equity securities of companies domiciled in various countries. The index is designed to represent the performance of developed stock markets outside the U.S. and Canada and excludes certain market segments unavailable to U.S. based investors. The LB Aggregate Bond Index is a market value-weighted index of taxable investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. The index is designed to represent performance of the U.S. investment-grade fixed-rate bond market.

The 90 Day T-Bill is an unmanaged measure/index of the performance of U.S. Treasury bills currently available in the marketplace having a remaining maturity of 90 days.

The above indices/measures do not reflect the actual cost of investing in the instruments that comprise each index.

The peer universe of funds used in our peer ranking calculation is based on the blend of Lipper peer categories, as shown. This blend is the same as the category blend used by the Wall Street Journal (except for the Strategic Investment Fund for which we use the specific Lipper peer group and the Money Market Fund, which is not in the Wall Street Journal). The actual number of funds and numerical rankings in the Lipper and Wall Street Journal universes could differ since the Wall Street Journal excludes certain funds which do not meet their net asset or number of shareholder publication thresholds. A Fund's performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to the Fund's. Such comparisons or rankings are made on the basis of several factors, including the Fund's objectives and policies, management style and strategy, and portfolio composition, and may change over time if any of those factors change. Lipper is an independent mutual fund rating service.

The S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation or warranty, express or implied, to the investors of the Fund or any member of the public regarding the advisability of investing in the securities generally or in this Fund particularly or the ability of the S&P 500 Index Fund to track general stock market performance.

The views, expressed in this document reflect our judgement as of the publication date and are subject to change at any time without notice.

Russell Investment Group owns the Russell Index data, including all applicable trademarks and copyrights, used by GE Asset Management in these materials. Any unauthorized use or redistribution of such Russell Index data is strictly prohibited. Russell Investment Group is not responsible for the configuration of this material or for any inaccuracy in GE Asset Management's presentation thereof.

GE Investment Distributors, Inc., Member of FINRA & SIPC, is the principal underwriter and distributor of the GE Institutional Funds and a wholly owned subsidiary of GE Asset Management Incorporated, the investment adviser of the Funds.

U.S. Equity Fund
--------------------------------------------------------------------------------


THE U.S. EQUITY FUND IS MANAGED BY A TEAM OF PORTFOLIO MANAGERS THAT INCLUDES GEORGE A. BICHER, THOMAS R. LINCOLN, STEPHEN V. GELHAUS AND PAUL C. REINHARDT. EACH OF THE FOREGOING PORTFOLIO MANAGERS MANAGES (OR CO-MANAGES) ONE OF THREE SUB-PORTFOLIOS, WHICH COMPRISE THE FUND. A SUB-PORTFOLIO REFERS TO THE PORTION OF THE FUND'S ASSETS THAT ARE ALLOCATED TO, AND MANAGED BY, A PARTICULAR PORTFOLIO MANAGER ON THE FUND'S PORTFOLIO MANAGEMENT TEAM. THE THREE SUB-PORTFOLIOS ARE MANAGED INDEPENDENTLY OF EACH OTHER AND THE PORTFOLIO MANAGERS HAVE FULL DISCRETION OVER THEIR SUB-PORTFOLIO. THE WEIGHTINGS TO EACH SUB-PORTFOLIO IN THE FUND, WHICH CAN BE CHANGED AT ANY TIME BUT GENERALLY REMAIN STABLE FOR 18 TO 24 MONTHS, ARE DRIVEN BY THE OBJECTIVE OF KEEPING THE FUND "STYLE NEUTRAL" SUCH THAT IT COMBINES GROWTH AND VALUE INVESTMENT MANAGEMENT STYLES AND DOES NOT TEND TO FAVOR EITHER STYLE. SEE PORTFOLIO MANAGERS' BIOGRAPHICAL INFORMATION BEGINNING ON PAGE 125.


Q. HOW DID THE GE INSTITUTIONAL U.S. EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED SEPTEMBER 30, 2008?

A. For the twelve-month period ended September 30, 2008, the GE Institutional U.S. Equity Fund returned -17.63% for the Investment Class shares and -17.83% for the Service Class shares. The S&P 500 Index, the Fund's benchmark, returned -21.98% and the Fund's Lipper peer group of 850 Large-Cap Core funds returned an average of -21.95% for the same period.


Q.  WHAT MARKET CONDITIONS IMPACTED FUND PERFORMANCE?

A. US equities saw the best of times and the worst of times during the 12-month period. While the S&P 500 index reached an all time high in October 2007, it began a long retreat amid mounting inflation pressures, deterioration in housing and employment, and a worsening credit crisis. During the 12-month period, commodity prices skyrocketed, and oil peaked at approximately $145 a barrel in July of 2008 before



[PHOTO OF THOMAS R. LINCOLN, PAUL C. REINHARDT,
STEPHEN V. GELHAUS AND GEORGE A. BICHER OMITTED.]

--------------------------------------------------------------------------   Q&A

    falling sharply amid fears of slowing global economic growth. The dollar began to strengthen as oil fell and investors sought the relative security of U.S. Treasury securities. Growth fears began to trump inflation concerns and these conditions set off a rotation away from materials, energy and industrials, and into defensive sectors like staples and health care. The financials retreated amid locked-up credit markets and massive write-downs of poor performing mortgages and mortgage related securities.

    Only the defensive consumer staples sector (+0.7%) managed a positive return in the face of stiff headwinds, with health care (-12%) as the next-best performing sector. While the inflationary energy and materials sectors outperformed the first nine months as commodities climbed, they suffered in the last quarter in the sharp commodities reversal. Energy and materials returned -14% and -21%, respectively, for the year. Similarly, utilities (-14%) outperformed the market, doing well initially but underperforming as funding costs increased during the last quarter. The worst-performing sector was financials (-39%), followed by telecommunications (-33%), industrials (-25%), technology (-23%) and consumer discretionary (-22%). While the credit crisis battered financials the most, the other sectors all suffered amid concerns of slowing economic growth and the fragile consumer.

Q.  WHAT WERE THE PRIMARY DRIVERS OF
    FUND PERFORMANCE?

A. The Fund's high quality large cap holdings helped to protect the Fund from the entirety of the S&P 500 downdraft this year. Eight out of ten S&P 500 sectors have added positively to relative performance, with the greatest single contribution coming from outperforming stocks within technology. Our technology holdings fell just 15% (less than the overall market) versus the 23% decline of the benchmark sector, led by strength in Western Union (+18%) and Qualcomm (+3%) -- both of which have executed well in a tough environment and continued to beat and raise earnings estimates throughout the year. Avoiding many of the minefields within financials also helped returns; for example, AIG was not held when it was announced on September 16, 2008 that the Federal Reserve and Treasury Department had intervened to stabilize the company. Strong relative performers in financials included, Blackrock (+13%), Ace (-9%) and State Street (-15%). The Fund enjoyed solid contributions from health care, energy, the consumer sectors and utilities sectors. Other significant single-stock contributors to portfolio strength included Amgen (+5%), Genentech (+14%), Pepsi (0%) and Hess (+24%).

    The global cyclical sectors which have lagged so far this year have negatively impacted our performance: industrials and materials. The rising cost of fuel and growing global growth concerns have punished aircraft-related stocks, and most global cyclicals, such as: Textron (-52%), a leading manufacturer of business jets, and Allegheny Technologies (-69%), a maker of light specialty metals used in aircraft manufacturing. Both of these stocks have languished in the difficult environment for aircraft. While we have trimmed Textron -- the stock was a top performer last year, rising +45.0% -- we have maintained conviction in Allegheny Technologies, as it leverages the long-term secular trend towards lighter, more fuel-efficient aircraft. Growth concerns also weighed on global wireless provider, NII Holdings (-54%). Another individual holding that detracted from performance was United Health (-48%). We reduced our position in United Health on deteriorating fundamentals, and fortunately strength among our biotech holdings more than offset its negative portfolio impact. Similarly, poor performers within financials, including Citigroup (-54%), were more than offset by relative strength among the balance of the Fund's financials. Selected key underweights also weighed on relative performance, including Wells Fargo (+10%), Johnson and Johnson (+8%) and McDonald's (+19%).

U.S. Equity Fund                                                             Q&A
--------------------------------------------------------------------------


Q.  WERE THERE ANY SIGNIFICANT CHANGES TO THE FUND OVER THE PERIOD?

A. No. We have remained committed to investing in high quality large-cap stocks with predictable and steady earnings growth at compelling valuations. We continued to be relatively defensively positioned, although at September 30, 2008, our largest overweight was in technology -- an area that we believe could benefit from multiple expansion in the months to come due to the generally healthy state of corporate balance sheets and its above average growth prospects. Our technology holdings tend to be less economically sensitive, with high recurring revenues and ample free cash flow.

    In the continuing credit market dislocation, the Fund's underweight in financials benefited performance. The odds of a recession continued to increase during the period, and we remained comfortable with our positioning in this environment. We have expected our large cap, high quality companies to demonstrate the financial flexibility and balance sheet strength to weather an economic slowdown, and to benefit from a flight to quality in skittish markets. Valuations of many of our holdings remain below historical averages, despite strong relative earnings performance. We remain focused on a long-term investment horizon and continue to utilize a bottom-up, research-driven, fundamental approach to stock selection.

U.S. Equity Fund
--------------------------------------------------------------------------------
                                              Understanding Your Fund's Expenses


As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2008.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.



APRIL 1, 2008 - SEPTEMBER 30, 2008

---------------------------------------------------------------------------------------------------------------------------
                               ACCOUNT VALUE AT THE               ACCOUNT VALUE AT THE                  EXPENSES PAID
                            BEGINNING OF THE PERIOD ($)           END OF THE PERIOD ($)            DURING THE PERIOD ($)*
---------------------------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**
---------------------------------------------------------------------------------------------------------------------------

     Investment Class                1,000.00                             927.40                             1.82

     Service Class                   1,000.00                             926.47                             3.08

---------------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
---------------------------------------------------------------------------------------------------------------------------

     Investment Class                1,000.00                           1,023.00                             1.82

     Service Class                   1,000.00                           1,021.77                             3.08
---------------------------------------------------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.36% FOR INVESTMENT CLASS SHARES AND 0.61% FOR SERVICE CLASS SHARES, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 183/366 (TO REFLECT THE ONE-HALF YEAR PERIOD).
**   ACTUAL FUND RETURNS FOR SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2008 WERE AS
     FOLLOWS: -7.26% FOR INVESTMENT CLASS SHARES, AND -7.35% FOR SERVICE CLASS SHARES.

U.S. Equity Fund
--------------------------------------------------------------------------------

INVESTMENT PROFILE

A mutual fund designed for investors who seek long-term growth of capital by investing at least 80% of its net assets primarily in equity securities of issuers that are tied economically to the U.S. under normal circumstances.

LIPPER PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

Large-Cap Core Group
Based on average annual total returns for the periods ended 9/30/08

                                            ONE YEAR    FIVE YEAR    TEN YEAR
--------------------------------------------------------------------------------
Number of Funds in peer group:                850          600          339
--------------------------------------------------------------------------------
Peer group average annual total return:    -21.95%        4.30%        2.71%
--------------------------------------------------------------------------------
Lipper categories in Peer group: Large-Cap Core


TEN LARGEST HOLDINGS AS OF SEPTEMBER 30, 2008
as a % of Market Value
================================================================================
Microsoft Corp.                                                           3.11%
--------------------------------------------------------------------------------
PepsiCo, Inc.                                                             2.99%
--------------------------------------------------------------------------------
Cisco Systems, Inc.                                                       2.85%
--------------------------------------------------------------------------------
Amgen, Inc.                                                               2.61%
--------------------------------------------------------------------------------
Comcast Corp. (Class A)                                                   2.39%
--------------------------------------------------------------------------------
Exxon Mobil Corp.                                                         2.31%
--------------------------------------------------------------------------------
JP Morgan Chase & Co.                                                     2.25%
--------------------------------------------------------------------------------
QUALCOMM Inc.                                                             2.22%
--------------------------------------------------------------------------------
Intel Corp.                                                               2.11%
--------------------------------------------------------------------------------
Transocean, Inc.                                                          1.95%
================================================================================


--------------------------------------------------------------------------------
CHANGE IN VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

INVESTMENT CLASS SHARES
================================================================================


[Line chart omitted -- plot points are as follows:]

                          U.S. Equity Fund             S&P 500 Index
    09/98                    $10,000.00                  $10,000.00
    09/99                     12,826.51                   12,780.66
    09/00                     14,455.53                   14,473.28
    09/01                     11,927.51                   10,614.92
    09/02                      9,866.35                    8,439.93
    09/03                     11,908.21                   10,502.64
    09/04                     13,128.18                   11,959.68
    09/05                     14,426.59                   13,424.91
    09/06                     16,109.82                   14,874.22
    09/07                     18,845.50                   17,319.88
    09/08                     15,523.12                   13,513.69


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED SEPTEMBER 30, 2008
--------------------------------------------------------------------------------

INVESTMENT CLASS SHARES (Inception date: 11/25/97)
--------------------------------------------------------------------------------

                            ONE        FIVE     TEN         ENDING VALUE OF A
                            YEAR       YEAR     YEAR      $10,000 INVESTMENT (A)
--------------------------------------------------------------------------------

U.S. Equity Fund          -17.63%      5.45%    4.50%           $15,523
--------------------------------------------------------------------------------
S&P 500 Index             -21.98%      5.17%    3.06%           $13,514
================================================================================

SERVICE CLASS SHARES
================================================================================

[Line chart omitted -- plot points are as follows:]

                          U.S. Equity Fund                 S&P 500 Index
    01/03/01                   $10,000.00                    $10,000.00
    03/01                        9,372.96                      8,815.97
    09/01                        8,477.20                      7,958.49
    03/02                        9,501.68                      8,834.09
    09/02                        6,990.87                      6,327.80
    03/03                        7,266.78                      6,646.95
    09/03                        8,415.90                      7,874.30
    03/04                        9,375.75                      8,982.83
    09/04                        9,259.07                      8,966.71
    03/05                        9,839.25                      9,583.92
    09/05                       10,150.94                     10,065.26
    03/06                       10,755.25                     10,708.07
    09/06                       11,309.20                     11,151.87
    03/07                       11,978.34                     11,975.25
    09/07                       13,195.10                     12,985.49
    03/08                       11,702.22                     11,367.28
    09/08                       10,841.76                     10,131.82


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED SEPTEMBER 30, 2008
--------------------------------------------------------------------------------

SERVICE CLASS SHARES (Inception date: 01/03/01)
--------------------------------------------------------------------------------

                            ONE        FIVE     SINCE       ENDING VALUE OF A
                            YEAR       YEAR   INCEPTION   $10,000 INVESTMENT (A)
--------------------------------------------------------------------------------

U.S. Equity Fund          -17.83%     5.20%     1.05%           $10,842
--------------------------------------------------------------------------------
S&P 500 Index             -21.98%     5.17%     0.17%*          $10,132
================================================================================


SECTOR ALLOCATION AS OF SEPTEMBER 30, 2008
================================================================================

Portfolio Composition as a % of the Market Value of $479,949
(in thousands) as of September 30, 2008


[Pie chart omitted -- plot points are as follows:]

Information Technology                                          22.9%
Healthcare                                                      15.3%
Financials                                                      15.3%
Consumer Staples                                                11.0%
Consumer Discretionary                                          10.9%
Energy                                                          10.5%
Industrials                                                      6.0%
Utilities                                                        2.7%
Materials                                                        2.6%
Telecommunication Services                                       2.2%
Short-Term                                                       0.6%
Other Investments                                                 0.0%**

(A) ENDING VALUE OF A $10,000 INVESTMENT FOR THE TEN-YEAR PERIOD OR SINCE INCEPTION, WHICHEVER IS LESS.
* INDEX RETURNS ARE NOT AVAILABLE FROM THE FUND'S INCEPTION DATE AND THEREFORE ARE CALCULATED FROM THE MONTH END NEAREST TO THE FUND'S INCEPTION DATE.
**   LESS THAN 0.1%

SEE NOTES TO PERFORMANCE BEGINNING ON PAGE 1 FOR FURTHER INFORMATION.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

U.S. EQUITY FUND

Schedule of Investments                                       September 30, 2008
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                U.S. EQUITY FUND
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                 NUMBER
                                                OF SHARES          VALUE
--------------------------------------------------------------------------------


COMMON STOCK -- 96.0%
--------------------------------------------------------------------------------

AEROSPACE & DEFENSE -- 1.4%

CAE, Inc. ....................................      262,309    $  2,097,090
Hexcel Corp. .................................       73,152       1,001,451(a)
Honeywell International, Inc. ................       10,711         445,042
Rockwell Collins, Inc. .......................       32,600       1,567,734
United Technologies Corp. ....................       24,901       1,495,554
                                                                  6,606,871

BEVERAGES -- 3.5%

Pepsi Bottling Group, Inc. ...................       83,828       2,445,263
PepsiCo, Inc. ................................      201,535      14,363,399
                                                                 16,808,662

BIOTECHNOLOGY -- 4.7%

Amgen, Inc. ..................................      211,243      12,520,373(a,h)
Genentech, Inc. ..............................       86,894       7,705,760(a)
Gilead Sciences, Inc. ........................       60,002       2,734,891(a)
                                                                 22,961,024

CAPITAL MARKETS -- 4.9%

Ameriprise Financial, Inc. ...................      113,278       4,327,220
Bank of New York Mellon Corp. ................       84,761       2,761,513
BlackRock, Inc. ..............................        4,657         905,786
Goldman Sachs Group, Inc. ....................       67,616       8,654,848
State Street Corp. ...........................      125,202       7,121,490(e)
                                                                 23,770,857

CHEMICALS -- 1.0%

Monsanto Co. .................................       44,551       4,409,658
Praxair, Inc. ................................        9,295         666,823
                                                                  5,076,481

COMMERCIAL BANKS -- 1.0%

SunTrust Banks, Inc. .........................       50,524       2,273,075
US Bancorp ...................................       67,062       2,415,573
                                                                  4,688,648

COMMERCIAL SERVICES & SUPPLIES -- 0.6%

Iron Mountain, Inc. ..........................      113,270       2,764,921(a)

COMMUNICATIONS EQUIPMENT -- 6.5%

Cisco Systems, Inc. ..........................      607,259      13,699,763(a,h)
Corning Inc. .................................      145,850       2,281,094
QUALCOMM Inc. ................................      247,696      10,643,497
Research In Motion Ltd. ......................       71,156       4,859,955(a)
                                                                 31,484,309


--------------------------------------------------------------------------------
                                                 NUMBER
                                                OF SHARES          VALUE
--------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS -- 2.2%

Apple, Inc. ..................................        4,657    $    529,315(a)
Dell, Inc. ...................................       67,528       1,112,861(a)
Hewlett-Packard Co. ..........................      140,352       6,489,876
International Business
   Machines Corp. ............................       23,752       2,778,034
                                                                 10,910,086

CONSTRUCTION MATERIALS -- 0.1%

Vulcan Materials Co. .........................        4,657         346,947

CONSUMER FINANCE -- 0.2%

American Express Co. .........................       34,928       1,237,499

DIVERSIFIED FINANCIAL SERVICES -- 4.2%

Bank of America Corp. ........................       41,914       1,466,990
Citigroup, Inc. ..............................      142,799       2,928,807
CME Group Inc. ...............................       13,497       5,014,270
JP Morgan Chase & Co. ........................      231,734      10,821,978
                                                                 20,232,045

DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.6%

AT&T, Inc. ...................................       25,614         715,143
Verizon Communications, Inc. .................       76,843       2,465,892
                                                                  3,181,035

ELECTRIC UTILITIES -- 1.5%

American Electric Power
   Company, Inc. .............................       77,454       2,868,122
Edison International .........................       62,872       2,508,593
FirstEnergy Corp. ............................       11,643         779,965
FPL Group, Inc. ..............................       19,762         994,029
                                                                  7,150,709

ELECTRICAL EQUIPMENT -- 0.4%

ABB Ltd. ADR .................................       68,459       1,328,105(h)
Suntech Power Holdings
   Company Ltd. ADR ..........................       19,621         703,805(a)
                                                                  2,031,910

ELECTRONIC EQUIPMENT, INSTRUMENTS &
COMPONENTS -- 0.4%

Molex Inc. (Class A) .........................       97,026       2,019,111

ENERGY EQUIPMENT & SERVICES -- 4.2%

Halliburton Co. ..............................       64,268       2,081,641
Nabors Industries Ltd. .......................       27,942         696,315(a)
National Oilwell Varco, Inc. .................       13,971         701,763(a)
Schlumberger Ltd. ............................       99,346       7,757,929
Transocean, Inc. .............................       85,302       9,369,572
                                                                 20,607,220

See Notes to Schedules of Investments on page 85 and Notes to Financial Statements on page 102.

U.S. EQUITY FUND

Schedule of Investments                                       September 30, 2008
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                 NUMBER
                                                OF SHARES          VALUE
--------------------------------------------------------------------------------

FOOD & STAPLES RETAILING -- 1.0%

Wal-Mart Stores, Inc. ........................       79,324    $  4,750,714

FOOD PRODUCTS -- 2.0%

General Mills, Inc. ..........................       35,218       2,420,181
Kraft Foods, Inc. (Class A) ..................       54,617       1,788,707
McCormick & Company, Inc. ....................       97,210       3,737,725
Nestle S.A. ADR ..............................       42,845       1,833,766
                                                                  9,780,379

HEALTHCARE EQUIPMENT & SUPPLIES -- 3.6%

Baxter International, Inc. ...................       32,076       2,105,148
Boston Scientific Corp. ......................      247,403       3,035,635(a)
Covidien Ltd. ................................       64,299       3,456,714
Hologic, Inc. ................................      109,908       2,124,522(a)
Medtronic, Inc. ..............................       85,740       4,295,574
Resmed, Inc. .................................       58,557       2,517,951(a)
                                                                 17,535,544

HEALTHCARE PROVIDERS & SERVICES -- 2.1%

Aetna, Inc. ..................................       53,415       1,928,816(h)
Cardinal Health, Inc. ........................       31,203       1,537,684
McKesson Corp. ...............................       58,332       3,138,845
UnitedHealth Group, Inc. .....................      136,729       3,471,549
                                                                 10,076,894

HOTELS RESTAURANTS & LEISURE -- 0.9%

Carnival Corp. ...............................       92,515       3,270,405
Darden Restaurants, Inc. .....................       37,258       1,066,697
                                                                  4,337,102

HOUSEHOLD PRODUCTS -- 3.1%

Clorox Co. ...................................       51,228       3,211,483
Kimberly-Clark Corp. .........................      136,747       8,866,675
Procter & Gamble Co. .........................       40,981       2,855,966(h)
                                                                 14,934,124

INDUSTRIAL CONGLOMERATES -- 1.3%

Textron, Inc. ................................      212,571       6,224,079

INSURANCE -- 4.1%

ACE Ltd. .....................................       77,922       4,217,918
Allstate Corp. ...............................       23,285       1,073,904
AON Corp. ....................................       47,502       2,135,690
Berkshire Hathaway, Inc. (Class B) ...........          102         448,290(a)
Chubb Corp. ..................................       41,448       2,275,495
HCC Insurance Holdings, Inc. .................       31,832         859,464
Marsh & McLennan
   Companies, Inc. ...........................       23,751         754,332
MetLife, Inc. ................................      106,792       5,980,352
Prudential Financial, Inc. ...................       27,002       1,944,144
                                                                 19,689,589

INTERNET SOFTWARE & SERVICES -- 0.9%

Baidu.com ADR ................................        6,408       1,590,658(a)
Google, Inc. (Class A) .......................        7,451       2,984,275(a)
                                                                  4,574,933


--------------------------------------------------------------------------------
                                                 NUMBER
                                                OF SHARES          VALUE
--------------------------------------------------------------------------------

IT SERVICES -- 3.7%

Affiliated Computer Services, Inc.
   (Class A) .................................       33,065    $  1,674,081(a)
Automatic Data Processing, Inc. ..............       46,700       1,996,425
Cognizant Technology Solutions
   Corp. (Class A) ...........................       77,774       1,775,580(a)
Fidelity National Information
   Services, Inc. ............................       31,470         580,936
Lender Processing Services, Inc. .............       22,813         696,253
Paychex, Inc. ................................      154,120       5,090,584
Western Union Co. ............................      258,832       6,385,385
                                                                 18,199,244

LIFE SCIENCES TOOLS & SERVICES -- 0.2%

Thermo Fisher Scientific, Inc. ...............       14,256         784,080(a)

MACHINERY -- 0.7%

Deere & Co. ..................................       29,340       1,452,330
Eaton Corp. ..................................       19,560       1,098,881
ITT Corp. ....................................       18,628       1,035,903
                                                                  3,587,114

MEDIA -- 6.3%

Comcast Corp. (Class A) ......................      580,488      11,447,223(h)
Interpublic Group of
   Companies, Inc. ...........................       88,484         685,751(a)
Liberty Global, Inc. (Series C) ..............       47,428       1,332,253(a)
Liberty Media Corp - Entertainment
   (Series A) ................................      100,222       2,502,543(a)
Omnicom Group, Inc. ..........................      207,298       7,993,411
The Walt Disney Co. ..........................       31,203         957,620
Time Warner, Inc. ............................      272,440       3,571,688
Viacom, Inc. (Class B) .......................       85,225       2,116,989(a)
                                                                 30,607,478

METALS & MINING -- 1.5%

Alcoa, Inc. ..................................       35,398         799,287
Allegheny Technologies Inc. ..................       83,158       2,457,319
Barrick Gold Corp. ...........................       79,170       2,908,706
Freeport-McMoRan Copper &
   Gold, Inc. ................................       18,628       1,059,002
                                                                  7,224,314

MULTILINE RETAIL -- 0.5%

Kohl's Corp. .................................       27,943       1,287,613(a)
Target Corp. .................................       21,889       1,073,655
                                                                  2,361,268

MULTI-UTILITIES -- 1.2%

Dominion Resources, Inc. .....................      106,883       4,572,455
PG&E Corp. ...................................       28,584       1,070,471
                                                                  5,642,926

OIL, GAS & CONSUMABLE FUELS -- 6.2%

Apache Corp. .................................       16,299       1,699,660
ConocoPhillips ...............................       18,162       1,330,366
Devon Energy Corp. ...........................       23,877       2,177,582



See Notes to Schedules of Investments on page 85 and Notes to Financial Statements on page 102.

U.S. EQUITY FUND

Schedule of Investments                                       September 30, 2008
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                 NUMBER
                                                OF SHARES          VALUE
--------------------------------------------------------------------------------

Exxon Mobil Corp. ............................      142,929    $ 11,099,866(h)
Hess Corp. ...................................       20,491       1,681,901
Marathon Oil Corp. ...........................      159,989       6,378,761
Southwestern Energy Co. ......................       33,605       1,026,297(a)
Suncor Energy, Inc. ..........................       71,067       2,994,763
Valero Energy Corp. ..........................       51,228       1,552,208
                                                                 29,941,404

PERSONAL PRODUCTS -- 0.9%

Alberto-Culver Co. ...........................       73,237       1,994,976
The Estee Lauder Cos. Inc. (Class A) .........       46,571       2,324,359
                                                                  4,319,335

PHARMACEUTICALS -- 4.6%

Abbott Laboratories ..........................       86,786       4,997,138
Bristol-Myers Squibb Co. .....................      240,882       5,022,390
Johnson & Johnson ............................       10,246         709,843
Merck & Company, Inc. ........................       93,825       2,961,117
Pfizer, Inc. .................................      228,195       4,207,916
Wyeth ........................................      116,453       4,301,774
                                                                 22,200,178

PROFESSIONAL SERVICES -- 0.2%

Monster Worldwide, Inc. ......................       73,377       1,094,051(a)

REAL ESTATE MANAGEMENT & DEVELOPMENT -- 0.3%

CB Richard Ellis Group, Inc. .................
   (Class A) .................................      122,666       1,640,044(a)

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 3.8%

Analog Devices, Inc. .........................       39,586       1,043,091
Intel Corp. ..................................      541,773      10,147,408(h)
Lam Research Corp. ...........................       37,257       1,173,223(a)
Maxim Integrated Products, Inc. ..............       71,665       1,297,137
Microchip Technology Inc. ....................        9,314         274,111
National Semiconductor Corp. .................       48,899         841,552
Taiwan Semiconductor Manufacturing
   Company Ltd. ADR ..........................      158,341       1,483,652
Texas Instruments Inc. .......................       99,965       2,149,247
                                                                  18,409,421

SOFTWARE -- 4.4%

Intuit, Inc. .................................      125,999       3,982,828(a)
Microsoft Corp. ..............................      559,243      14,926,196(h)
Oracle Corp. .................................      116,433       2,364,754(a)
                                                                 21,273,778

SPECIALTY RETAIL -- 3.1%

Bed Bath & Beyond, Inc. ......................      235,561       7,398,971(a,h)
Lowe's Companies, Inc. .......................      223,132       5,285,997
O'Reilly Automotive, Inc. ....................       18,237         488,204(a)
Staples, Inc. ................................       76,604       1,723,590
                                                                 14,896,762

TOBACCO -- 0.4%

Altria Group, Inc. ...........................      109,443       2,171,349


--------------------------------------------------------------------------------
                                                 NUMBER
                                                OF SHARES          VALUE
--------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES -- 1.6%

American Tower Corp. (Class A) ...............       32,754    $  1,178,161(a)
NII Holdings, Inc. (Class B) .................      147,084       5,577,425(a)
Vodafone Group PLC ADR .......................       37,257         823,380
                                                                  7,578,966

TOTAL COMMON STOCK
   (COST $503,465,122) .......................                  465,713,405



-------------------------------------------------------------------------------
EXCHANGE TRADED FUNDS -- 2.3%
-------------------------------------------------------------------------------

Financial Select Sector SPDR Fund ............      114,199       2,271,418(m)
Industrial Select Sector SPDR Fund ...........      292,892       9,021,074(m)

TOTAL EXCHANGE TRADED FUNDS
   (COST $13,097,498) ........................                   11,292,492


-------------------------------------------------------------------------------
OTHER INVESTMENTS -- 0.1%
-------------------------------------------------------------------------------

GEI Investment Fund
   (COST $157,482) ...........................                      116,537(k)


TOTAL INVESTMENTS IN SECURITIES
   (COST $516,720,102) .......................                  477,122,434

-------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 0.6%
-------------------------------------------------------------------------------

GE Money Market Fund
   Institutional Class
2.11% ........................................                    2,826,501(d,n)
   (COST $2,826,501)


TOTAL INVESTMENTS
   (COST $519,546,603) .........................                479,948,935

OTHER ASSETS AND LIABILITIES,
   NET-- 1.0% ..................................                  4,947,723
                                                               ------------

NET ASSETS-- 100.0% ............................               $484,896,658
                                                               ============

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

The GE Institutional U.S.Equity Fund had the following long futures contracts open at September 30, 2008


                                       NUMBER      CURRENT
                      EXPIRATION         OF        NOTIONAL     UNREALIZED
DESCRIPTION              DATE         CONTRACTS     VALUE      APPRECIATION
--------------------------------------------------------------------------------

S&P 500 Index
  Futures           December 2008         1        $292,250       $1,442

See Notes to Schedules of Investments on page 85 and Notes to Financial Statements on page 102.

S&P 500 Index Fund                                                          Q&A
------------------------------------------------------------------------


SSGA FUNDS MANAGEMENT, INC. (SSGA FM) IS THE SUB-ADVISER FOR THE S&P 500 INDEX FUND. SSGA FM IS ONE OF THE STATE STREET GLOBAL ADVISORS COMPANIES WHICH CONSTITUTE THE INVESTMENT MANAGEMENT BUSINESS OF STATE STREET CORPORATION. STATE STREET GLOBAL ADVISORS HAS BEEN IN THE BUSINESS OF PROVIDING INVESTMENT ADVISORY SERVICES SINCE 1978. SSGA FM WAS FORMED IN MAY 2001 AS A RESULT OF A CHANGE IN FEDERAL LAW.


SSGA FM MANAGES PORTFOLIOS USING A TEAM OF INVESTMENT PROFESSIONALS. THE TEAM APPROACH IS USED TO CREATE AN ENVIRONMENT THAT ENCOURAGES THE FLOW OF INVESTMENT IDEAS. THE PORTFOLIO MANAGERS WITHIN THE TEAM WORK TOGETHER IN A COHESIVE MANNER TO DEVELOP AND ENHANCE TECHNIQUES THAT DRIVE THE INVESTMENT PROCESS FOR THE RESPECTIVE INVESTMENT STRATEGY. KEY PROFESSIONALS INVOLVED IN THE DAY-TO-DAY PORTFOLIO MANAGEMENT FOR THE FUND INCLUDE KARL SCHNEIDER AND JOHN TUCKER. SEE PORTFOLIO MANAGERS' BIOGRAPHICAL INFORMATION BEGINNING ON PAGE 125.


Q. HOW DID THE GE INSTITUTIONAL S&P 500 INDEX FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED SEPTEMBER 30, 2008?

A. For the twelve-month period ended September 30, 2008, the GE Institutional S&P 500 Index Fund returned -22.13% for the Investment Class shares and -22.28% for the Service Class shares. The S&P 500 Index, the Fund's benchmark, returned -21.98% and the Fund's Lipper peer group of 180 S&P 500 Index Objective Funds returned an average of -22.37% for the same period.


Q.  WHAT MARKET CONDITIONS IMPACTED FUND PERFORMANCE?

A. The year 2007 ended in a distinctly downbeat fashion with a steady diet of bad news from the housing market, a wave of huge write-downs at financial firms, and a renewed surge in commodity prices. The credit crisis continued in the first half of 2008, as troubled mortgage paper continued to fall in value, and corporate bonds worried about eroding profits and rising default potential. The inexorable upward march of crude oil prices, which saw double-digit gains in both April and May, exacerbated inflation concerns as summer approached. Despite considerable uncertainty due to elevated commodity prices and fragile credit conditions, July and August were fairly positive for US equities. During September, however, the bottom fell out of the credit crisis and bad news kept following even more bad news. From the government takeover of Fannie Mae and Freddie Mac, to the bankruptcy of Lehman Brothers, to the sale of Merrill Lynch to Bank of America, to the government sponsored Troubled Asset Relief Program (TARP) which did not make it through Congress by quarter-end, the financial sector in the US was in the middle of undergoing a large, tumultuous, and painful transformation.


Q.  WHAT WERE THE PRIMARY DRIVERS OF
    FUND PERFORMANCE?

A. By utilizing a passive, full replication investment style, the Fund owns the same stocks and sectors in approximately the same weights as the S&P 500 Index. As of September 30, 2008 the four largest sectors in the S&P 500 Index were Information Technology (16.0%), Financials (15.8%), Energy (13.4%) and Health Care (13.1%). The highest returning sector for the last twelve months was Consumer Staples (-1.6%) followed by Health Care (-13.8%). The lowest returning sectors were Financials (-41.3%) and Telecommunication Services (-35.6%).


Q.  WERE THERE ANY SIGNIFICANT CHANGES TO THE FUND DURING THE LAST FISCAL
    PERIOD?

A. Over the last twelve months there were 34 index addition/deletion changes announced by Standard & Poors that impacted the Fund. Not all the additions and deletions were bought and sold in the Fund, however, as many changes were as a result of a merger or acquisition, or a spin-off involving another S&P500 constituent. Additionally, there were numerous index share changes throughout the period, as well as at each quarter's end. Many of the share changes also required no trading, as the weight change within the portfolio was negligible.

S&P 500 Index Fund
--------------------------------------------------------------------------------
                                              Understanding Your Fund's Expenses


As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2008.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.

APRIL 1, 2008 - SEPTEMBER 30, 2008

---------------------------------------------------------------------------------------------------------------------------
                               ACCOUNT VALUE AT THE               ACCOUNT VALUE AT THE                  EXPENSES PAID
                            BEGINNING OF THE PERIOD ($)           END OF THE PERIOD ($)            DURING THE PERIOD ($)*
---------------------------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**
---------------------------------------------------------------------------------------------------------------------------

     Investment Class                1,000.00                             890.56                             0.74

     Service Class                   1,000.00                             890.21                             1.98

---------------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
---------------------------------------------------------------------------------------------------------------------------

     Investment Class                1,000.00                           1,024.03                             0.76

     Service Class                   1,000.00                           1,022.80                             2.02
---------------------------------------------------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.15% FOR INVESTMENT CLASS SHARES AND 0.40% FOR SERVICE CLASS SHARES, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 183/366 (TO REFLECT THE ONE-HALF YEAR PERIOD).
**   ACTUAL FUND RETURNS FOR SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2008 WERE AS
     FOLLOWS: -10.94% FOR INVESTMENT CLASS SHARES, AND -10.98% FOR SERVICE CLASS SHARES.

S&P 500 Index Fund
--------------------------------------------------------------------------------

INVESTMENT PROFILE

A mutual fund designed for investors who seek growth of capital and accumulation of income that corresponds to the investment return of the Standard & Poor's 500 Composite Stock Index by investing at least 80% of its net assets in equity securities of companies contained in that Index.

LIPPER PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

S&P 500 Index Objective Peer Group
Based on average annual total returns for the periods ended 9/30/08

                                           ONE YEAR   FIVE YEAR    TEN YEAR
--------------------------------------------------------------------------------

Number of Funds in peer group:                180        149          79
--------------------------------------------------------------------------------
Peer group average annual total return:    -22.37%      4.63%       2.61%
--------------------------------------------------------------------------------

Lipper categories in Peer group: S&P 500 Index Objective




TEN LARGEST HOLDINGS AS OF SEPTEMBER 30, 2008
as a % of Market Value
================================================================================
 Exxon Mobil Corp.                                                 3.87%
--------------------------------------------------------------------------------
 General Electric Co.                                              2.43%
--------------------------------------------------------------------------------
 Procter & Gamble Co.                                              2.03%
--------------------------------------------------------------------------------
 Microsoft Corp.                                                   2.01%
--------------------------------------------------------------------------------
 Johnson & Johnson                                                 1.85%
--------------------------------------------------------------------------------
 JP Morgan Chase & Co.                                             1.65%
--------------------------------------------------------------------------------
 Chevron Corp.                                                     1.62%
--------------------------------------------------------------------------------
 AT&T, Inc.                                                        1.58%
--------------------------------------------------------------------------------
 Bank of America Corp.                                             1.53%
--------------------------------------------------------------------------------
 International Business Machines Corp.                             1.52%
================================================================================


--------------------------------------------------------------------------------
CHANGE IN VALKUE OF A 10,000 INVESTMENT
--------------------------------------------------------------------------------


INVESTMENT CLASS SHARES
================================================================================

[Line chart omitted -- plot points are as follows:]

                             S&P 500 Index Fund          S&P 500 Index
      09/98                      $10,000.00                $10,000.00
      09/99                       12,841.36                 12,780.66
      09/00                       14,617.63                 14,473.28
      09/01                       10,695.23                 10,614.92
      09/02                        8,477.01                  8,439.93
      09/03                       10,539.93                 10,502.64
      09/04                       11,974.95                 11,959.68
      09/05                       13,421.16                 13,424.91
      09/06                       14,834.38                 14,874.22
      09/07                       17,260.65                 17,319.88
      09/08                       13,441.28                 13,513.69


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED SEPTEMBER 30, 2008
--------------------------------------------------------------------------------

INVESTMENT CLASS SHARES (Inception date: 11/25/97)
--------------------------------------------------------------------------------

                           ONE       FIVE      TEN         ENDING VALUE OF A
                           YEAR      YEAR      YEAR      $10,000 INVESTMENT (A)
--------------------------------------------------------------------------------
S&P 500 Index Fund       -22.13%     4.98%    3.00%            $13,441
--------------------------------------------------------------------------------
S&P 500 Index            -21.98%     5.17%    3.06%            $13,514
--------------------------------------------------------------------------------


SERVICE CLASS SHARES
================================================================================

[Line chart omitted -- plot points are as follows:]

                            S&P 500 Index Fund              S&P 500 Index
      09/05                      $10,000.00                   $10,000.00
      12/05                       10,202.48                    10,209.46
      03/06                       10,616.44                    10,638.65
      06/06                       10,452.58                    10,485.44
      09/06                       11,039.03                    11,079.57
      12/06                       11,762.75                    11,821.78
      03/07                       11,823.97                    11,897.61
      06/07                       12,558.59                    12,644.76
      09/07                       12,803.47                    12,901.30
      12/07                       12,369.53                    12,471.45
      03/08                       11,177.93                    11,293.58
      06/08                       10,866.69                    10,985.62
      09/08                        9,950.75                    10,066.13


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED SEPTEMBER 30, 2008
--------------------------------------------------------------------------------

SERVICE CLASS SHARES (Inception date: 09/30/05)
--------------------------------------------------------------------------------

                            ONE       THREE      SINCE      ENDING VALUE OF A
                            YEAR      YEAR     INCEPTION  $10,000 INVESTMENT (A)
--------------------------------------------------------------------------------
S&P 500 Index Fund        -22.28%    -0.16%      -0.16%         $9,951
--------------------------------------------------------------------------------
S&P 500 Index             -21.98%     0.22%       0.22%*       $10,066
================================================================================


SECTOR ALLOCATION AS OF SEPTEMBER 30, 2008
================================================================================
Portfolio Composition as a % of the Market Value of $120,741 (in thousands) as of September 30, 2008

[Pie chart omitted -- plot points are as follows:]

Information Technology                                      15.6%
Financials                                                  15.4%
Energy                                                      13.0%
Healthcare                                                  12.8%
Consumer Staples                                            11.9%
Industrials                                                 10.8%
Consumer Discretionary                                       8.3%
Utilities                                                    3.5%
Materials                                                    3.3%
Telecommunication Services                                   3.0%
Short-Term                                                   2.4%
Other Investments                                            0.0%**

(A) ENDING VALUE OF A $10,000 INVESTMENT FOR THE TEN-YEAR PERIOD OR SINCE INCEPTION, WHICHEVER IS LESS.
* INDEX RETURNS ARE NOT AVAILABLE FROM THE FUND'S INCEPTION DATE AND THEREFORE ARE CALCULATED FROM THE MONTH END NEAREST TO THE FUND'S INCEPTION DATE.
**   LESS THAN 0.1%

SEE NOTES TO PERFORMANCE BEGINNING ON PAGE 1 FOR FURTHER INFORMATION.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

S&P 500 INDEX FUND

Schedule of Investments                                       September 30, 2008
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                               S&P 500 INDEX FUND
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                 NUMBER
                                                OF SHARES          VALUE
--------------------------------------------------------------------------------

COMMON STOCK -- 97.7%
--------------------------------------------------------------------------------

AEROSPACE & DEFENSE -- 2.7%

Boeing Co. ...................................        8,600    $    493,210
General Dynamics Corp. .......................        4,600         338,652
Goodrich Corp. ...............................        1,400          58,240
Honeywell International, Inc. ................        8,650         359,407
L-3 Communications Holdings, Inc. ............        1,400         137,648
Lockheed Martin Corp. ........................        3,800         416,746
Northrop Grumman Corp. .......................        3,884         235,137
Precision Castparts Corp. ....................        1,600         126,048
Raytheon Co. .................................        4,800         256,848
Rockwell Collins, Inc. .......................        1,900          91,371
United Technologies Corp. ....................       11,200         672,672
                                                                  3,185,979

AIR FREIGHT & LOGISTICS -- 1.0%

CH Robinson Worldwide, Inc. ..................        2,000         101,920
Expeditors International of
   Washington, Inc. ..........................        2,500          87,100
FedEx Corp. ..................................        3,600         284,544
United Parcel Service, Inc. (Class B) 11,600       729,524
                                                                  1,203,088

AIRLINES -- 0.1%

Southwest Airlines Co. .......................        8,350         121,159

AUTO COMPONENTS -- 0.2%

Goodyear Tire & Rubber Co. ...................        2,900          44,399(a)
Johnson Controls, Inc. .......................        6,900         209,277
                                                                    253,676

AUTOMOBILES -- 0.3%

Ford Motor Co. ...............................       25,814         134,233(a)
General Motors Corp. .........................        6,412          60,593
Harley-Davidson, Inc. ........................        2,700         100,710
                                                                    295,536

BEVERAGES -- 2.8%

Anheuser-Busch Companies, Inc. ...............        8,300         538,504
Brown-Forman Corp. (Class B) .................          900          64,629
Coca-Cola Enterprises, Inc. ..................        3,800          63,726
Constellation Brands, Inc. (Class A) .........        2,200          47,212(a)
Molson Coors Brewing Co. (Class B) ...........        1,800          84,150
Pepsi Bottling Group, Inc. ...................        1,500          43,755
PepsiCo, Inc. ................................       18,110       1,290,700
The Coca-Cola Co. ............................       23,000       1,216,240(h)
                                                                  3,348,916

BIOTECHNOLOGY -- 1.6%

Amgen, Inc. ..................................       12,176         721,672(a)
Biogen Idec, Inc. ............................        3,400         170,986(a)


--------------------------------------------------------------------------------
                                                 NUMBER
                                                OF SHARES          VALUE
--------------------------------------------------------------------------------

Celgene Corp. ................................        5,300    $    335,384(a)
Genzyme Corp. ................................        3,100         250,759(a)
Gilead Sciences, Inc. ........................       10,700         487,706(a)
                                                                  1,966,507

BUILDING PRODUCTS -- 0.1%

Masco Corp. ..................................        4,200          75,348

CAPITAL MARKETS -- 2.7%

American Capital Ltd. ........................        2,500          63,775
Ameriprise Financial, Inc. ...................        2,560          97,792
Bank of New York Mellon Corp. ................       13,241         431,392
Charles Schwab Corp. .........................       10,700         278,200
E*Trade Financial Corp. ......................        7,100          19,880(a)
Federated Investors Inc. (Class B) ...........        1,000          28,850
Franklin Resources, Inc. .....................        1,700         149,821
Goldman Sachs Group, Inc. ....................        4,970         636,160
Invesco Ltd. .................................        4,400          92,312
Janus Capital Group, Inc. ....................        1,800          43,704
Legg Mason, Inc. .............................        1,600          60,896
Merrill Lynch & Company, Inc. ................       17,700         447,810
Morgan Stanley ...............................       12,900         296,700
Northern Trust Corp. .........................        2,600         187,720
State Street Corp. ...........................        5,000         284,400(e)
T Rowe Price Group, Inc. .....................        3,000         161,130
                                                                  3,280,542

CHEMICALS -- 2.0%

Air Products & Chemicals, Inc. ...............        2,400         164,376
Ashland, Inc. ................................          600          17,544
CF Industries Holdings, Inc. .................          650          59,449
Dow Chemical Co. .............................       10,794         343,033
E.I. du Pont de Nemours and Co. ..............       10,503         423,271
Eastman Chemical Co. .........................          900          49,554
Ecolab, Inc. .................................        2,000          97,040
Hercules Inc. ................................        1,400          27,706
International Flavors &
   Fragrances Inc. ...........................          900          35,514
Monsanto Co. .................................        6,306         624,168
PPG Industries, Inc. .........................        1,900         110,808
Praxair, Inc. ................................        3,600         258,264
Rohm & Haas Co. ..............................        1,400          98,000
Sigma-Aldrich Corp. ..........................        1,500          78,630
                                                                  2,387,357

COMMERCIAL BANKS -- 2.9%

BB&T Corp. ...................................        6,300         238,140
Comerica Inc. ................................        1,750          57,383
Fifth Third Bancorp ..........................        6,519          77,576
First Horizon National Corp. .................        2,473          23,152
Huntington Bancshares Inc. ...................        4,578          36,578
Keycorp ......................................        5,900          70,446
M&T Bank Corp. ...............................          900          80,325
Marshall & Ilsley Corp. ......................        2,898          58,395
National City Corp. ..........................        9,100          15,925
PNC Financial Services Group, Inc. ...........        4,000         298,800
Regions Financial Corp. ......................        8,173          78,461


See Notes to Schedules of Investments on page 85 and Notes to Financial Statements on page 102.

S&P 500 INDEX FUND

Schedule of Investments                                       September 30, 2008
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                 NUMBER
                                                OF SHARES          VALUE
--------------------------------------------------------------------------------

SunTrust Banks, Inc. .........................        4,100    $    184,459
US Bancorp ...................................       20,106         724,218
Wachovia Corp. ...............................       25,024          87,584
Wells Fargo & Co. ............................       38,300       1,437,399
Zions Bancorporation .........................        1,400          54,180
                                                                  3,523,021

COMMERCIAL SERVICES & SUPPLIES -- 0.4%

Allied Waste Industries, Inc. ................        4,000          44,440(a)
Avery Dennison Corp. .........................        1,200          53,376
Cintas Corp. .................................        1,500          43,065
Pitney Bowes, Inc. ...........................        2,400          79,824
RR Donnelley & Sons Co. ......................        2,500          61,325
Waste Management, Inc. .......................        5,670         178,548
                                                                    460,578

COMMUNICATIONS EQUIPMENT -- 2.6%

Ciena Corp. ..................................          957           9,647(a)
Cisco Systems, Inc. ..........................       68,300       1,540,848(a,h)
Corning Inc. .................................       18,200         284,648
Harris Corp. .................................        1,500          69,300
JDS Uniphase Corp. ...........................        2,850          24,111(a)
Juniper Networks, Inc. .......................        6,400         134,848(a)
Motorola, Inc. ...............................       26,461         188,932
QUALCOMM Inc. ................................       19,000         816,430
Tellabs, Inc. ................................        4,900          19,894(a)
                                                                  3,088,658

COMPUTERS & PERIPHERALS -- 4.3%

Apple, Inc. ..................................       10,204       1,159,787(a)
Dell, Inc. ...................................       20,100         331,248(a)
EMC Corp. ....................................       23,962         286,586(a)
Hewlett-Packard Co. ..........................       28,328       1,309,887
International Business
   Machines Corp. ............................       15,700       1,836,272(h)
Lexmark International, Inc.
   (Class A) .................................        1,000          32,570(a)
NetApp, Inc. .................................        3,900          71,097(a)
QLogic Corp. .................................        1,600          24,576(a)
SanDisk Corp. ................................        2,600          50,830(a)
Sun Microsystems, Inc. .......................        8,350          63,460(a)
Teradata Corp. ...............................        2,000          39,000(a)
                                                                  5,205,313

CONSTRUCTION & ENGINEERING -- 0.2%

Fluor Corp. ..................................        2,080         115,856
Jacobs Engineering Group, Inc. ...............        1,400          76,034(a)
                                                                    191,890

CONSTRUCTION MATERIALS -- 0.1%

Vulcan Materials Co. .........................        1,300          96,850

CONSUMER FINANCE -- 0.7%

American Express Co. .........................       13,400         474,762(h)
Capital One Financial Corp. ..................        4,369         222,819
Discover Financial Services ..................        5,650          78,083
SLM Corp. ....................................        5,400          66,636(a)
                                                                    842,300


--------------------------------------------------------------------------------
                                                 NUMBER
                                                OF SHARES          VALUE
--------------------------------------------------------------------------------

CONTAINERS & PACKAGING -- 0.1%

Ball Corp. ...................................        1,100    $     43,439
Bemis Company, Inc. ..........................        1,100          28,831
Pactiv Corp. .................................        1,600          39,728(a)
Sealed Air Corp. .............................        1,900          41,781
                                                                    153,779

DISTRIBUTORS -- 0.1%

Genuine Parts Co. ............................        1,900          76,399

DIVERSIFIED CONSUMER SERVICES -- 0.1%

Apollo Group, Inc. (Class A) .................        1,200          71,160(a)
H&R Block, Inc. ..............................        3,800          86,450
                                                                    157,610

DIVERSIFIED FINANCIAL SERVICES -- 4.8%

Bank of America Corp. ........................       52,721       1,845,235(h)
Citigroup, Inc. ..............................        3,400          23,664
Citigroup, Inc. ..............................       62,913       1,290,346
CME Group Inc. ...............................          775         287,920
IntercontinentalExchange, Inc. ...............          895          72,209(a)
JP Morgan Chase & Co. ........................       42,567       1,987,879
Leucadia National Corp. ......................        2,000          90,880
Moody's Corp. ................................        2,200          74,800
NYSE Euronext ................................        3,100         121,458
                                                                  5,794,391

DIVERSIFIED TELECOMMUNICATION SERVICES -- 2.7%

AT&T, Inc. ...................................       68,131       1,902,217(h)
CenturyTel, Inc. .............................        1,200          43,980
Embarq Corp. .................................        1,635          66,299
Frontier Communications Corp. ................        3,600          41,400
Qwest Communications
   International, Inc. .......................       17,917          57,872
Verizon Communications, Inc. .................       32,866       1,054,670
Windstream Corp. .............................        5,118          55,991
                                                                  3,222,429

ELECTRIC UTILITIES -- 2.1%

Allegheny Energy, Inc. .......................        1,900          69,863
American Electric Power
   Company, Inc. .............................        4,640         171,819
Duke Energy Corp. ............................       14,608         254,617
Edison International .........................        3,800         151,620
Entergy Corp. ................................        2,200         195,822
Exelon Corp. .................................        7,650         479,043
FirstEnergy Corp. ............................        3,531         236,542
FPL Group, Inc. ..............................        4,700         236,410
Pepco Holdings, Inc. .........................        2,400          54,984
Pinnacle West Capital Corp. ..................        1,100          37,851
PPL Corp. ....................................        4,300         159,186
Progress Energy, Inc. ........................        2,975         128,312
Southern Co. .................................        8,900         335,441
                                                                  2,511,510


See Notes to Schedules of Investments on page 85 and Notes to Financial Statements on page 102.

S&P 500 INDEX FUND

Schedule of Investments                                       September 30, 2008
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                 NUMBER
                                                OF SHARES          VALUE
--------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT -- 0.4%

Cooper Industries Ltd. .......................        2,000    $     79,900
Emerson Electric Co. .........................        8,900         363,031
Rockwell Automation, Inc. ....................        1,700          63,478
                                                                    506,409

ELECTRONIC EQUIPMENT, INSTRUMENTS &
   COMPONENTS -- 0.3%

Agilent Technologies, Inc. ...................        4,155         123,237(a)
Amphenol Corp. (Class A) .....................        2,000          80,280
Jabil Circuit, Inc. ..........................        2,500          23,850
Molex Inc. ...................................        1,550          34,797
Tyco Electronics Ltd. ........................        5,541         153,264
                                                                    415,428

ENERGY EQUIPMENT & SERVICES -- 2.6%

Baker Hughes Inc. ............................        3,570         216,128
BJ Services Co. ..............................        3,400          65,042
Cameron International Corp. ..................        2,500          96,350(a)
ENSCO International Inc. .....................        1,700          97,971
Halliburton Co. ..............................       10,145         328,597
Nabors Industries Ltd. .......................        3,300          82,236(a)
National Oilwell Varco, Inc. .................        4,800         241,104(a)
Noble Corp. ..................................        3,100         136,090
Rowan Cos. Inc. ..............................        1,300          39,715
Schlumberger Ltd. ............................       13,900       1,085,451
Smith International, Inc. ....................        2,500         146,600
Transocean, Inc. .............................        3,713         407,836
Weatherford International Ltd. ...............        8,000         201,120(a)
                                                                  3,144,240

FOOD & STAPLES RETAILING -- 2.8%

Costco Wholesale Corp. .......................        5,000         324,650
CVS/Caremark Corp. ...........................       16,681         561,482
Safeway, Inc. ................................        5,000         118,600
SUPERVALU, Inc. ..............................        2,389          51,841
SYSCO Corp. ..................................        6,900         212,727
The Kroger Co. ...............................        7,600         208,848
Walgreen Co. .................................       11,400         352,944
Wal-Mart Stores, Inc. ........................       25,900       1,551,151
Whole Foods Market, Inc. .....................        1,600          32,048
                                                                  3,414,291

FOOD PRODUCTS -- 1.7%

Archer-Daniels-Midland Co. ...................        7,508         164,500
Campbell Soup Co. ............................        2,500          96,500
ConAgra Foods, Inc. ..........................        5,200         101,192
Dean Foods Co. ...............................        1,800          42,048(a)
General Mills, Inc. ..........................        3,900         268,008
HJ Heinz Co. .................................        3,600         179,892
Kellogg Co. ..................................        2,900         162,690
Kraft Foods, Inc. (Class A) ..................       17,626         577,251
McCormick & Company, Inc. ....................        1,500          57,675
Sara Lee Corp. ...............................        8,006         101,116
The Hershey Co. ..............................        1,900          75,126
Tyson Foods, Inc. (Class A) ..................        3,300          39,402
WM Wrigley Jr. Co. ...........................        2,500         198,500
                                                                  2,063,900


--------------------------------------------------------------------------------
                                                 NUMBER
                                                OF SHARES          VALUE
--------------------------------------------------------------------------------

GAS UTILITIES -- 0.1%

Nicor, Inc. ..................................         500     $     22,175
Questar Corp. ................................       2,000           81,840
                                                                    104,015

HEALTHCARE EQUIPMENT & SUPPLIES -- 2.3%

Baxter International, Inc. ...................        7,300         479,099
Becton Dickinson & Co. .......................        2,800         224,728
Boston Scientific Corp. ......................       17,539         215,204(a)
C.R. Bard, Inc. ..............................        1,100         104,357
Covidien Ltd. ................................        5,841         314,012
Hospira, Inc. ................................        1,800          68,760(a)
Intuitive Surgical, Inc. .....................          440         106,031(a)
Medtronic, Inc. ..............................       13,100         656,310
St. Jude Medical, Inc. .......................        3,900         169,611(a)
Stryker Corp. ................................        2,900         180,670
Varian Medical Systems, Inc. .................        1,400          79,982(a)
Zimmer Holdings, Inc. ........................        2,590         167,210(a)
                                                                  2,765,974

HEALTHCARE PROVIDERS & SERVICES -- 1.9%

Aetna, Inc. ..................................        5,400         194,994
AmerisourceBergen Corp. ......................        1,844          69,427
Cardinal Health, Inc. ........................        4,175         205,744
Cigna Corp. ..................................        3,200         108,736
Coventry Health Care, Inc. ...................        1,800          58,590(a)
DaVita, Inc. .................................        1,200          68,412(a)
Express Scripts, Inc. ........................        2,800         206,696(a)
Humana, Inc. .................................        2,000          82,400(a)
Laboratory Corporation of
   America Holdings ..........................        1,300          90,350(a)
McKesson Corp. ...............................        3,244         174,560
Medco Health Solutions, Inc. .................        5,888         264,960(a)
Patterson Companies, Inc. ....................        1,100          33,451(a)
Quest Diagnostics Inc. .......................        1,800          93,006
Tenet Healthcare Corp. .......................        5,300          29,415(a)
UnitedHealth Group, Inc. .....................       14,000         355,460
WellPoint, Inc. ..............................        5,900         275,943(a)
                                                                  2,312,144

HEALTHCARE TECHNOLOGY -- 0.0%*

IMS Health Inc. ..............................        1,988          37,593

HOTELS RESTAURANTS & LEISURE -- 1.3%

Carnival Corp. ...............................        5,100         180,285
Darden Restaurants, Inc. .....................        1,550          44,376
International Game Technology ................        3,500          60,130
Marriott International, Inc. (Class A) .......        3,500          91,315
McDonald's Corp. .............................       12,989         801,421
Starbucks Corp. ..............................        8,400         124,908(a)
Starwood Hotels & Resorts
   Worldwide, Inc. ...........................        2,200          61,908
Wyndham Worldwide Corp. ......................        2,027          31,844
Yum! Brands, Inc. ............................        5,500         179,355
                                                                  1,575,542


See Notes to Schedules of Investments on page 85 and Notes to Financial Statements on page 102.

S&P 500 INDEX FUND

Schedule of Investments                                       September 30, 2008
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                 NUMBER
                                                OF SHARES          VALUE
--------------------------------------------------------------------------------

HOUSEHOLD DURABLES -- 0.5%

Black & Decker Corp. .........................          700    $     42,525
Centex Corp. .................................        1,300          21,060
DR Horton, Inc. ..............................        3,000          39,060
Fortune Brands, Inc. .........................        1,700          97,512
Harman International
   Industries, Inc. ..........................          700          23,849
KB Home ......................................          900          17,712
Leggett & Platt, Inc. ........................        1,900          41,401
Lennar Corp. (Class A) .......................        1,500          22,785
Newell Rubbermaid, Inc. ......................        3,315          57,217
Pulte Homes, Inc. ............................        2,400          33,528
Snap-On, Inc. ................................          700          36,862
The Stanley Works ............................          900          37,566
Whirlpool Corp. ..............................          871          69,062
                                                                    540,139

HOUSEHOLD PRODUCTS -- 2.7%

Clorox Co. ...................................        1,600         100,304
Colgate-Palmolive Co. ........................        5,800         437,030
Kimberly-Clark Corp. .........................        4,800         311,232
Procter & Gamble Co. .........................       35,095       2,445,771
                                                                  3,294,337

INDEPENDENT POWER PRODUCERS &
   ENERGY TRADERS -- 0.1%

Constellation Energy Group, Inc. .............        2,100          51,030
Dynegy, Inc. (Class A) .......................        5,800          20,764(a)
The AES Corp. ................................        7,700          90,013(a)
                                                                    161,807

INDUSTRIAL CONGLOMERATES -- 3.1%

General Electric Co. .........................      115,100       2,935,050(h,l)
Textron, Inc. ................................        2,900          84,912
3M Co. .......................................        8,100         553,311
Tyco International Ltd. ......................        5,541         194,046
                                                                  3,767,319

INSURANCE -- 2.9%

Aflac Inc. ...................................        5,500         323,125
Allstate Corp. ...............................        6,200         285,944
American International
   Group, Inc. ...............................       31,338         104,356(h)
AON Corp. ....................................        3,200         143,872
Assurant, Inc. ...............................        1,400          77,000
Chubb Corp. ..................................        4,200         230,580
Cincinnati Financial Corp. ...................        1,938          55,117
Genworth Financial, Inc. (Class A) ...........        5,000          43,050
Hartford Financial Services
   Group, Inc. ...............................        3,500         143,465
Lincoln National Corp. .......................        3,022         129,372
Loews Corp. ..................................        4,205         166,055
Marsh & McLennan
   Companies, Inc. ...........................        6,000         190,560
MBIA, Inc. ...................................        2,100          24,990
MetLife, Inc. ................................        8,021         449,176
Principal Financial Group, Inc. ..............        3,000         130,470


--------------------------------------------------------------------------------
                                                 NUMBER
                                                OF SHARES          VALUE
--------------------------------------------------------------------------------

Prudential Financial, Inc. ...................        4,900    $    352,800
The Progressive Corp. ........................        7,900         137,460
Torchmark Corp. ..............................        1,000          59,800
Travelers Companies, Inc. ....................        6,776         306,275
Unum Group ...................................        4,046         101,555
XL Capital Ltd. ..............................        3,600          64,584
                                                                  3,519,606

INTERNET & CATALOG RETAIL -- 0.3%

Amazon.com, Inc. .............................        3,700         269,212(a)
Expedia, Inc. ................................        2,300          34,753(a)
                                                                    303,965

INTERNET SOFTWARE & SERVICES -- 1.5%

Akamai Technologies, Inc. ....................        1,900          33,136(a)
eBay, Inc. ...................................       12,600         281,988(a)
Google, Inc. (Class A) .......................        2,785       1,115,448(a)
VeriSign, Inc. ...............................        2,200          57,376(a)
Yahoo! Inc. ..................................       16,100         278,530(a)
                                                                  1,766,478

IT SERVICES -- 0.9%

Affiliated Computer Services, Inc.
   (Class A) .................................        1,100          55,693(a)
Automatic Data Processing, Inc. ..............        5,900         252,225
Cognizant Technology Solutions
   Corp. (Class A) ...........................        3,400          77,622(a)
Computer Sciences Corp. ......................        1,700          68,323(a)
Convergys Corp. ..............................        1,500          22,170(a)
Fidelity National Information
   Services, Inc. ............................        2,300          42,458
Fiserv, Inc. .................................        1,900          89,908(a)
Mastercard Inc. (Class A) ....................          800         141,864
Paychex, Inc. ................................        3,700         122,211
Total System Services, Inc. ..................        2,338          38,343
Unisys Corp. .................................        3,600           9,900(a)
Western Union Co. ............................        8,350         205,995
                                                                  1,126,712

LEISURE EQUIPMENT & PRODUCTS -- 0.1%

Eastman Kodak Co. ............................        3,200          49,216
Hasbro, Inc. .................................        1,450          50,344
Mattel, Inc. .................................        4,300          77,572
                                                                    177,132

LIFE SCIENCES TOOLS & SERVICES -- 0.4%

Applied Biosystems Inc. ......................        2,000          68,500
Millipore Corp. ..............................          600          41,280(a)
PerkinElmer, Inc. ............................        1,400          34,958
Thermo Fisher Scientific, Inc. ...............        4,900         269,500(a)
Waters Corp. .................................        1,100          63,998(a)
                                                                    478,236

MACHINERY -- 1.6%

Caterpillar, Inc. ............................        7,000         417,200
Cummins, Inc. ................................        2,400         104,928
Danaher Corp. ................................        2,900         201,260




See Notes to Schedules of Investments on page 85 and Notes to Financial Statements on page 102.

S&P 500 INDEX FUND

Schedule of Investments                                       September 30, 2008
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                 NUMBER
                                                OF SHARES          VALUE
--------------------------------------------------------------------------------

Deere & Co. ..................................        5,000    $    247,500
Dover Corp. ..................................        2,200          89,210
Eaton Corp. ..................................        1,900         106,742
Illinois Tool Works, Inc. ....................        4,600         204,470
Ingersoll-Rand Company Ltd.
   (Class A) .................................        3,660         114,082
ITT Corp. ....................................        2,100         116,781
PACCAR, Inc. .................................        4,225         161,353
Pall Corp. ...................................        1,400          48,146
Parker Hannifin Corp. ........................        1,950         103,350
Terex Corp. ..................................        1,200          36,624(a)
The Manitowoc Company, Inc. ..................        1,500          23,325
                                                                  1,974,971

MEDIA -- 2.6%

CBS Corp. ....................................        7,950         115,911
Comcast Corp. (Class A) ......................       33,688         661,295
DIRECTV Group, Inc. ..........................        6,800         177,956(a)
Gannett Company, Inc. ........................        2,700          45,657
Interpublic Group of Companies, Inc...........        5,700          44,175(a)
McGraw-Hill Cos. Inc. ........................        3,700         116,957
Meredith Corp. ...............................          400          11,216
New York Times Co. (Class A) .................        1,300          18,577
News Corp. (Class A) .........................       26,500         317,735
Omnicom Group, Inc. ..........................        3,700         142,672
Scripps Networks Interactive, Inc.
   (Class A) .................................        1,000          36,310
The Walt Disney Co. ..........................       21,700         665,973
Time Warner, Inc. ............................       41,650         546,031(h)
Viacom, Inc. (Class B) .......................        7,150         177,606(a)
Washington Post Co. (Class B) ................           70          38,973
                                                                  3,117,044

METALS & MINING -- 0.8%

AK Steel Holding Corp. .......................        1,300          33,696
Alcoa, Inc. ..................................        9,384         211,891
Allegheny Technologies Inc. ..................        1,200          35,460
Freeport-McMoRan Copper &
   Gold, Inc. ................................        4,474         254,347
Newmont Mining Corp. .........................        5,300         205,428
Nucor Corp. ..................................        3,700         146,150
Titanium Metals Corp. ........................          900          10,206
United States Steel Corp. ....................        1,380         107,102
                                                                  1,004,280

MULTILINE RETAIL -- 0.8%

Big Lots, Inc. ...............................        1,000          27,830(a)
Dillard's, Inc. (Class A) ....................          700           8,260
Family Dollar Stores, Inc. ...................        1,700          40,290
JC Penney Co. Inc. ...........................        2,600          86,684
Kohl's Corp. .................................        3,500         161,280(a)
Macy's, Inc. .................................        4,782          85,980
Nordstrom, Inc. ..............................        1,800          51,876
Sears Holdings Corp. .........................          629          58,811(a)
Target Corp. .................................        8,700         426,735
                                                                    947,746


--------------------------------------------------------------------------------
                                                 NUMBER
                                                OF SHARES          VALUE
--------------------------------------------------------------------------------

MULTI-UTILITIES -- 1.2%

Ameren Corp. .................................        2,400    $     93,672
Centerpoint Energy, Inc. .....................        3,800          55,366
CMS Energy Corp. .............................        2,700          33,669
Consolidated Edison, Inc. ....................        3,200         137,472
Dominion Resources, Inc. .....................        6,700         286,626
DTE Energy Co. ...............................        1,900          76,228
Integrys Energy Group, Inc. ..................          895          44,696
NiSource, Inc. ...............................        3,147          46,450
PG&E Corp. ...................................        4,100         153,545
Public Service Enterprise
   Group Inc. ................................        5,900         193,461
Sempra Energy ................................        2,850         143,840
TECO Energy, Inc. ............................        2,500          39,325
Xcel Energy, Inc. ............................        5,115         102,249
                                                                  1,406,599

OFFICE ELECTRONICS -- 0.1%

Xerox Corp. ..................................        9,900         114,147

OIL, GAS & CONSUMABLE FUELS -- 10.5%

Anadarko Petroleum Corp. .....................        5,474         265,544
Apache Corp. .................................        3,812         397,515
Cabot Oil & Gas Corp. ........................        1,200          43,368
Chesapeake Energy Corp. ......................        6,100         218,746
Chevron Corp. ................................       23,714       1,955,931
ConocoPhillips ...............................       17,616       1,290,372
Consol Energy, Inc. ..........................        2,100          96,369
Devon Energy Corp. ...........................        5,128         467,674
El Paso Corp. ................................        7,983         101,863
EOG Resources, Inc. ..........................        2,900         259,434
Exxon Mobil Corp. ............................       60,116       4,668,609(h)
Hess Corp. ...................................        3,300         270,864
Marathon Oil Corp. ...........................        8,182         326,216
Massey Energy Co. ............................          900          32,103
Murphy Oil Corp. .............................        2,200         141,108
Noble Energy, Inc. ...........................        2,000         111,180
Occidental Petroleum Corp. ...................        9,400         662,230
Peabody Energy Corp. .........................        3,200         144,000
Pioneer Natural Resources Co. ................        1,400          73,192
Range Resources Corp. ........................        1,800          77,166
Southwestern Energy Co. ......................        3,900         119,106(a)
Spectra Energy Corp. .........................        7,054         167,885
Sunoco, Inc. .................................        1,300          46,254
Tesoro Corp. .................................        1,500          24,735
Valero Energy Corp. ..........................        6,100         184,830
Williams Cos. Inc. ...........................        6,800         160,820
XTO Energy, Inc. .............................        6,357         295,728
                                                                 12,602,842

PAPER & FOREST PRODUCTS -- 0.3%

International Paper Co. ......................        4,875         127,627
MeadWestvaco Corp. ...........................        2,000          46,620
Weyerhaeuser Co. .............................        2,445         148,118
                                                                    322,365




See Notes to Schedules of Investments on page 85 and Notes to Financial Statements on page 102.

S&P 500 INDEX FUND

Schedule of Investments                                       September 30, 2008
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                 NUMBER
                                                OF SHARES          VALUE
--------------------------------------------------------------------------------

PERSONAL PRODUCTS -- 0.2%

Avon Products, Inc. .........................         4,900    $    203,693
The Estee Lauder Cos. Inc. (Class A) ........         1,300          64,883
                                                                    268,576

PHARMACEUTICALS -- 6.5%

Abbott Laboratories .........................        17,800       1,024,924(h)
Allergan, Inc. ..............................         3,600         185,400
Barr Pharmaceuticals, Inc. ..................         1,300          84,890(a)
Bristol-Myers Squibb Co. ....................        22,900         477,465
Eli Lilly & Co. .............................        11,600         510,748(h)
Forest Laboratories, Inc. ...................         3,500          98,980(a)
Johnson & Johnson ...........................        32,268       2,235,527(h)
King Pharmaceuticals, Inc. ..................         2,766          26,498(a)
Merck & Company, Inc. .......................        24,800         782,688
Mylan, Inc. .................................         3,600          41,112(a)
Pfizer, Inc. ................................        77,969       1,437,748(h)
Schering-Plough Corp. .......................        18,700         345,389
Watson Pharmaceuticals, Inc. ................         1,200          34,200(a)
Wyeth .......................................        15,400         568,876(h)
                                                                  7,854,445

PROFESSIONAL SERVICES -- 0.1%

Equifax, Inc. ...............................         1,500          51,675
Monster Worldwide, Inc. .....................         1,500          22,365(a)
Robert Half International, Inc. .............         1,900          47,025
                                                                    121,065

REAL ESTATE INVESTMENT TRUSTS (REITS) -- 1.3%

Apartment Investment &
   Management Co. (Class A) (REIT) ..........           953          33,374
AvalonBay Communities, Inc. (REIT) ..........           900          88,578
Boston Properties, Inc. (REIT) ..............         1,400         131,124
Developers Diversified Realty
   Corp. (REIT) .............................         1,400          44,366
Equity Residential (REIT) ...................         3,100         137,671
General Growth Properties,
   Inc. (REIT) ..............................         2,500          37,750
HCP, Inc. (REIT) ............................         2,900         116,377
Host Hotels & Resorts, Inc. (REIT) ..........         6,200          82,398
Kimco Realty Corp. (REIT) ...................         2,600          96,044
Plum Creek Timber Company,
   Inc. (REIT) ..............................         2,000          99,720
Prologis (REIT) .............................         3,000         123,810
Public Storage (REIT) .......................         1,400         138,614
Simon Property Group, Inc. (REIT) ...........         2,600         252,200
Vornado Realty Trust (REIT) .................         1,600         145,520
                                                                  1,527,546

REAL ESTATE MANAGEMENT & DEVELOPMENT -- 0.0%*

CB Richard Ellis Group, Inc. ................
   (Class A) ................................         2,100          28,077(a)

ROAD & RAIL -- 1.1%

Burlington Northern
   Santa Fe Corp. ...........................         3,300         305,019
CSX Corp. ...................................         4,700         256,479


--------------------------------------------------------------------------------
                                                 NUMBER
                                                OF SHARES          VALUE
--------------------------------------------------------------------------------

Norfolk Southern Corp. ......................         4,300    $    284,703
Ryder System, Inc. ..........................           700          43,400
Union Pacific Corp. .........................         5,890         419,132
                                                                  1,308,733

SEMICONDUCTORS & SEMICONDUCTOR
   EQUIPMENT -- 2.2%

Advanced Micro Devices, Inc. ................         7,300          38,325(a)
Altera Corp. ................................         3,500          72,380
Analog Devices, Inc. ........................         3,400          89,590
Applied Materials, Inc. .....................        15,600         236,028
Broadcom Corp. (Class A) ....................         5,100          95,013(a)
Intel Corp. .................................        65,000       1,217,450(h)
Kla-Tencor Corp. ............................         2,000          63,300
Linear Technology Corp. .....................         2,500          76,650
LSI Corp. ...................................         7,000          37,520(a)
MEMC Electronic Materials, Inc. .............         2,600          73,476(a)
Microchip Technology Inc. ...................         2,200          64,746
Micron Technology, Inc. .....................         8,700          35,235(a)
National Semiconductor Corp. ................         2,400          41,304
Novellus Systems, Inc. ......................         1,300          25,532(a)
Nvidia Corp. ................................         6,500          69,615(a)
Teradyne, Inc. ..............................         2,200          17,182(a)
Texas Instruments Inc. ......................        15,100         324,650
Xilinx, Inc. ................................         3,200          75,040
                                                                  2,653,036

SOFTWARE -- 3.7%

Adobe Systems Inc. ..........................         6,200         244,714(a)
Autodesk, Inc. ..............................         2,600          87,230(a)
BMC Software, Inc. ..........................         2,200          62,986(a)
CA, Inc. ....................................         4,450          88,822
Citrix Systems, Inc. ........................         2,200          55,572(a)
Compuware Corp. .............................         2,800          27,132(a)
Electronic Arts, Inc. .......................         3,700         136,863(a)
Intuit, Inc. ................................         3,800         120,118(a)
Microsoft Corp. .............................        90,800       2,423,452(h)
Novell, Inc. ................................         4,400          22,616(a)
Oracle Corp. ................................        45,307         920,185(a)
Salesforce.com Inc. .........................         1,200          58,080(a)
Symantec Corp. ..............................         9,759         191,081(a)
                                                                  4,438,851

SPECIALTY RETAIL -- 1.6%

Abercrombie & Fitch Co. (Class A) ...........         1,000          39,450
AutoNation, Inc. ............................         1,468          16,500(a)
Autozone, Inc. ..............................           500          61,670(a)
Bed Bath & Beyond, Inc. .....................         3,000          94,230(a)
Best Buy Company, Inc. ......................         3,850         144,375
GameStop Corp. (Class A) ....................         1,900          64,999(a)
Home Depot, Inc. ............................        19,600         507,444
Lowe's Companies, Inc. ......................        16,900         400,361
Ltd Brands, Inc. ............................         3,426          59,338
Office Depot, Inc. ..........................         3,000          17,460(a)
RadioShack Corp. ............................         1,500          25,920
Staples, Inc. ...............................         8,150         183,375
The Gap, Inc. ...............................         5,562          98,892
The Sherwin-Williams Co. ....................         1,100          62,876




See Notes to Schedules of Investments on page 85 and Notes to Financial Statements on page 102.

S&P 500 INDEX FUND

Schedule of Investments                                       September 30, 2008
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                 NUMBER
                                                OF SHARES          VALUE
--------------------------------------------------------------------------------

Tiffany & Co. ................................        1,500    $     53,280
TJX Cos. Inc. ................................        4,900         149,548
                                                                  1,979,718

TEXTILES APPAREL & LUXURY GOODS -- 0.5%

Coach, Inc. ..................................        3,900          97,656(a)
Jones Apparel Group, Inc. ....................        1,100          20,361
Liz Claiborne, Inc. ..........................        1,200          19,716
Nike, Inc. (Class B) .........................        4,500         301,050
Polo Ralph Lauren Corp. (Class A) ............          700          46,648
VF Corp. .....................................        1,000          77,310
                                                                    562,741

THRIFTS & MORTGAGE FINANCE -- 0.1%

Hudson City Bancorp, Inc. ....................        6,100         112,545
MGIC Investment Corp. ........................        1,400           9,842
Sovereign Bancorp, Inc. ......................        6,665          26,327
Washington Mutual, Inc. ......................       17,314           1,420
                                                                    150,134

TOBACCO -- 1.6%

Altria Group, Inc. ...........................       23,800         472,192(h)
Lorillard, Inc. ..............................        2,016         143,438
Philip Morris International, Inc. ............       23,800       1,144,780
Reynolds American Inc. .......................        2,000          97,240
UST, Inc. ....................................        1,700         113,118
                                                                  1,970,768

TRADING COMPANIES & DISTRIBUTORS -- 0.1%

Fastenal Co. .................................        1,500          74,085
WW Grainger, Inc. ............................          700          60,879
                                                                    134,964

WIRELESS TELECOMMUNICATION SERVICES -- 0.3%

American Tower Corp. (Class A) ...............        4,500         161,865(a)
Sprint Nextel Corp. (Series 1) ...............       33,401         203,746
                                                                    365,611

TOTAL COMMON STOCK
   (COST $125,184,755) .......................                  117,772,362


--------------------------------------------------------------------------------
OTHER INVESTMENTS -- 0.0%*
--------------------------------------------------------------------------------

GEI Investment Fund
   (COST $58,890)                                   43,578(k)


TOTAL INVESTMENTS IN SECURITIES
   (COST $125,243,644)                         117,815,940


--------------------------------------------------------------------------------
                                                 NUMBER
                                                OF SHARES          VALUE
--------------------------------------------------------------------------------


SHORT-TERM INVESTMENTS -- 2.5%
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 2.3%

GE Money Market Fund
   Institutional Class
2.11% ........................................                 $  2,735,537(d,n)

                                                PRINCIPAL
                                                 AMOUNT
---------------------------------------------------------

Money Market Obligation Trust
2.97%       12/31/30 .........................      $10,552          10,551(q)

U.S. GOVERNMENT -- 0.2%

U.S. Treasury Bill
1.60%       12/11/08 .........................      179,000         178,487

TOTAL SHORT-TERM INVESTMENTS
   (COST $2,924,575)                                              2,924,575


TOTAL INVESTMENTS
   (COST $128,168,220) .......................                   120,740,515


LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET-- (0.2)% ..............................                     (194,235)
                                                               ------------

NET ASSETS-- 100.0% ..........................                 $120,546,280
                                                               ============


--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

The GE Institutional S&P 500 Index had the following long futures contracts open at September 30, 2008


                                     NUMBER       CURRENT
                      EXPIRATION       OF         NOTIONAL     UNREALIZED
DESCRIPTION              DATE       CONTRACTS      VALUE      DEPRECIATION
--------------------------------------------------------------------------------

S&P 500 Emini
  Futures            December 2008     49       $2,864,050      $(209,167)


See Notes to Schedules of Investments on page 85 and Notes to Financial Statements on page 102.

Core Value Equity Fund
--------------------------------------------------------------------------------


THE CORE VALUE EQUITY FUND (FORMERLY THE "VALUE EQUITY FUND") IS CO-MANAGED BY PAUL C. REINHARDT AND STEPHEN V. GELHAUS. MESSRS. REINHARDT AND GELHAUS BOTH MANAGE THE FUND AS A COLLABORATIVE TEAM. BOTH PORTFOLIO MANAGERS HAVE THE AUTHORITY TO INCREASE OR DECREASE EXISTING POSITIONS IN THE FUND; HOWEVER, MR. REINHARDT, AS LEAD MANAGER, IS VESTED WITH THE AUTHORITY TO PURCHASE SECURITIES THAT ARE NEW TO THE FUND OR TO DIVEST THE FUND OF ITS ENTIRE POSITION IN A SECURITY. MR. REINHARDT ALSO HAS VETO AUTHORITY OVER MR. GELHAUS' TRADE DECISIONS. SEE PORTFOLIO MANAGERS' BIOGRAPHICAL INFORMATION BEGINNING ON PAGE 125.


Q. HOW DID THE GE INSTITUTIONAL CORE VALUE EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED SEPTEMBER 30, 2008?

A. For the twelve-month period ended September 30, 2008, the GE Institutional Core Value Equity Fund returned -15.02% for the Investment Class shares and -15.18% for the Service Class shares. The S&P 500 Index, the Fund's benchmark, returned -21.98% and the Fund's Lipper peer group of 850 Large-Cap Core Funds returned an average of -21.95% for the same period.

Q.  WHAT MARKET CONDITIONS IMPACTED
    FUND PERFORMANCE?

A. US equities saw the best of times and the worst of times during the 12-month period. While the S&P 500 index reached an all time high in October 2007, it began a long retreat amid mounting inflation pressures, deterioration in housing and employment, and a worsening credit crisis. During the 12-month period, commodity prices skyrocketed, and oil peaked at approximately $145 a barrel in July of 2008 before falling sharply amid fears of slowing global economic growth. The dollar began to strengthen as oil fell and investors sought the relative security of U.S. Treasury securities. Growth fears began to trump inflation concerns and these conditions set off a rotation away from materials, energy and industrials, and into defensive sectors like staples and health care. The financials retreated amid locked-up credit markets and massive write-downs of poor performing mortgages and mortgage related securities.

    Only the defensive consumer staples sector (+0.7%) managed a positive return in the face of stiff headwinds, with health care (-12%) as the next-best performing sector. While the inflationary energy and materials sectors outperformed the first nine months as commodities climbed, they suffered in the last quarter in the sharp commodities reversal. Energy and materials returned -14% and -21%, respectively, for the year. Similarly, utilities (-14%) outperformed the market, doing well initially but underperforming as funding costs increased during the last quarter. The worst-performing sector was financials (-39%), followed by telecommunications (-33%), industrials (-25%), technology (-23%) and consumer discretionary (-22%). While the credit crisis battered financials the most, the other sectors all suffered amid concerns of slowing economic growth and the fragile consumer.


Q.  WHAT WERE THE PRIMARY DRIVERS OF
    FUND PERFORMANCE?

A. Our emphasis on large cap companies that we believed to be of the highest quality helped to shield the Fund from much of the S&P 500 index downside



[PHOTO OF PAUL C. REINHARDT OMITTED.]

--------------------------------------------------------------------------   Q&A


    this year, with the most significant contributions coming from the financials, technology and consumer staples sectors. Strong stock picking among insurance companies was the single greatest contributor. For example, exiting AIG before it imploded aided returns, and Chubb (+5%) and AON (+2%) produced strong relative performance. Underweighting credit sensitive banks, capital markets and mortgage finance companies during the developing credit crisis also benefited the Fund's performance in financials. The Fund's technology holdings also outperformed, falling just 15% versus a decline of 23% for the benchmark sector. Good stock selection among computer hardware, IT services and software companies drove performance in the technology sector, with key contributions from Apple (+43% since we initiated our position), IBM (+1%), Western Union (+18%), Oracle (-6%) and Microsoft (-8%). In addition, stock selection in the defensive consumer staples sector has contributed to the Fund's strength versus the benchmark. Driven by strong relative performance in General Mills (+22% on solid market share gains and trends toward meals at home in the economic slowdown), Clorox (+6%) and Kimberly Clark (-4%) our staples holdings achieved a positive return of 5% versus virtually flat performance for the S&P 500 staples sector. The Fund thus benefited from both an overweight, as well as good stock selection in the best performing S&P 500 sector.

    In terms of negative impacts, traditional media stocks weighed most on returns as investors fretted a potential slowdown in advertisement spending in a weakening economy. Viacom and News Corp. both pulled back approximately 37% in this environment. Light specialty-metals producer, Allegheny Technologies (-69%) was another company hard-hit by economic concerns, although we continued to believe in the long-term growth prospects of a company that leverages the secular trend toward lighter aircraft production. While we eliminated Freddie Mac (-53%) before it was taken into conservatorship by the US government, its lagging performance while we owned it dragged on returns. Selected key underweight also weighed on relative performance, including Wells Fargo (+10%), Johnson and Johnson (+8%) and Bank of America (-27% amid a commercial banking sector that fell 32%. Weakness in Freddie Mac (-53% and eliminated during the year) was more than offset by strength among other holdings in the financial sector.

Q.  WERE THERE ANY SIGNIFICANT CHANGES TO THE FUND OVER THE PERIOD?

A. Our process has remained consistent, and we continued to employ a bottom-up relative value discipline to seek out underappreciated stocks with catalysts for growth or improving fundamentals. The Fund remained positioned for an economic slowdown, but we took advantage of many stocks trading at the low end of historic valuation ranges. For example we worked to reduce our underweight in financials, purchasing high quality companies that we believe can survive and gain share, and perhaps be part of the solution to the financial crisis.

    As of the end of the period, we were positioned with overweight positions in both consumer nondiscretionary and technology. As global growth concerns grew, we took profits in industrials and energy, and reduced our positions in these sectors. We remain focused on a long-term investment horizon and continue to utilize a bottom-up, research-driven, relative value approach to stock selection.

Core Value Equity Fund
--------------------------------------------------------------------------------
                                              Understanding Your Fund's Expenses



As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2008.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.



APRIL 1, 2008 - SEPTEMBER 30, 2008

---------------------------------------------------------------------------------------------------------------------------
                               ACCOUNT VALUE AT THE               ACCOUNT VALUE AT THE                  EXPENSES PAID
                            BEGINNING OF THE PERIOD ($)           END OF THE PERIOD ($)            DURING THE PERIOD ($)*
---------------------------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**
---------------------------------------------------------------------------------------------------------------------------

     Investment Class                1,000.00                             943.03                             2.12

     Service Class                   1,000.00                             941.99                             3.38

---------------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
---------------------------------------------------------------------------------------------------------------------------

     Investment Class                1,000.00                           1,022.71                             2.12

     Service Class                   1,000.00                           1,021.48                             3.39
---------------------------------------------------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.42% FOR INVESTMENT CLASS SHARES AND 0.67% FOR SERVICE CLASS SHARES, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 183/366 (TO REFLECT THE ONE-HALF YEAR PERIOD).
**   ACTUAL FUND RETURNS FOR SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2008 WERE AS
     FOLLOWS: -5.70% FOR INVESTMENT CLASS SHARES, AND -5.80% FOR SERVICE CLASS SHARES.

Core Value Equity Fund
--------------------------------------------------------------------------------

INVESTMENT PROFILE

A mutual fund designed for investors who seek long-term growth of capital and future income by investing at least 80% of its net assets in equity securities under normal circumstances. The Fund invests primarily in U.S. companies that the portfolio manager believes are undervalued by the market but have solid growth prospects.

LIPPER PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

Large-Cap Core Group
Based on average annual total returns for the periods ended 9/30/08

                                             ONE YEAR       FIVE YEAR
--------------------------------------------------------------------------------
Number of Funds in peer group:                  850           600
--------------------------------------------------------------------------------
Peer group average annual total return:       -21.95%        4.30%
--------------------------------------------------------------------------------

Lipper categories in Peer group: Large-Cap Core




TEN LARGEST HOLDINGS AS OF SEPTEMBER 30, 2008
as a % of Market Value
================================================================================

 Microsoft Corp.                                              3.25%
--------------------------------------------------------------------------------

 Exxon Mobil Corp.                                            3.23%
--------------------------------------------------------------------------------
 PepsiCo, Inc.                                                2.97%
--------------------------------------------------------------------------------
 Kimberly-Clark Corp.                                         2.90%
--------------------------------------------------------------------------------
 JP Morgan Chase & Co.                                        2.47%
--------------------------------------------------------------------------------
 Omnicom Group, Inc.                                          2.17%
--------------------------------------------------------------------------------
 Pfizer, Inc.                                                 2.13%
--------------------------------------------------------------------------------
 Bristol-Myers Squibb Co.                                     1.84%
--------------------------------------------------------------------------------
 Hewlett-Packard Co.                                          1.82%
--------------------------------------------------------------------------------
 Time Warner, Inc.                                            1.80%
================================================================================


--------------------------------------------------------------------------------
CHANGE IN VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------


INVESTMENT CLASS SHARES
================================================================================


[Line chart omitted -- plot points are as follows:]

                          Core Value Equity Fund             S&P 500 Index
02/02/00                        $10,000.00                    $10,000.00
09/00                            10,389.99                     10,377.68
09/01                             8,763.60                      7,611.15
09/02                             7,304.47                      6,051.63
09/03                             8,774.53                      7,530.64
09/04                             9,948.62                      8,575.37
09/05                            11,091.16                      9,625.97
09/06                            12,468.38                     10,665.16
09/07                            14,830.36                     12,418.76
09/08                            12,602.84                     10,148.00


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED SEPTEMBER 30, 2008
--------------------------------------------------------------------------------

INVESTMENT CLASS SHARES (Inception date: 02/02/00)
--------------------------------------------------------------------------------

                             ONE      FIVE      SINCE       ENDING VALUE OF A
                            YEAR      YEAR    INCEPTION   $10,000 INVESTMENT (A)
--------------------------------------------------------------------------------
Core Value Equity Fund    -15.02%    7.51%      2.71%          $12,603
--------------------------------------------------------------------------------
S&P 500 Index             -21.98%    5.17%      0.17%*         $10,148
================================================================================


SERVICE CLASS SHARES
================================================================================

[Line chart omitted -- plot points are as follows:]

                          Core Value Equity Fund           S&P 500 Index
     09/05                      $10,000.00                  $10,000.00
     12/05                       10,140.52                   10,209.46
     03/06                       10,590.34                   10,638.65
     06/06                       10,541.45                   10,485.44
     09/06                       11,216.18                   11,079.57
     12/06                       11,959.26                   11,821.78
     03/07                       12,066.62                   11,897.61
     06/07                       12,925.45                   12,644.76
     09/07                       13,311.93                   12,901.30
     12/07                       13,199.80                   12,471.45
     03/08                       11,985.89                   11,293.58
     06/08                       12,044.81                   10,985.62
     09/08                       11,290.54                   10,066.13


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED SEPTEMBER 30, 2008
--------------------------------------------------------------------------------

SERVICE CLASS SHARES (Inception date: 09/30/05)
--------------------------------------------------------------------------------

                             ONE      THREE     SINCE       ENDING VALUE OF A
                            YEAR      YEAR    INCEPTION   $10,000 INVESTMENT (A)
--------------------------------------------------------------------------------
Core Value Equity Fund     -15.18%    4.13%     4.13%           $11,291
--------------------------------------------------------------------------------
S&P 500 Index              -21.98%    0.22%     0.22%*          $10,066
================================================================================

SECTOR ALLOCATION AS OF SEPTEMBER 30, 2008
================================================================================
Portfolio Composition as a % of the Market Value of $94,605 (in thousands) as of September 30, 2008

[Pie chart omitted -- plot points are as follows:]

Information Technology                                         18.0%
Financials                                                     16.6%
Consumer Staples                                               16.2%
Healthcare                                                     12.7%
Energy                                                         10.5%
Consumer Discretionary                                          9.4%
Industrials                                                     5.7%
Utilities                                                       4.8%
Materials                                                       2.9%
Telecommunication Services                                      2.0%
Short Term                                                      1.2%
Other Investmetns                                               0.0%**

(A) ENDING VALUE OF A $10,000 INVESTMENT FOR THE TEN-YEAR PERIOD OR SINCE INCEPTION, WHICHEVER IS LESS.
* INDEX RETURNS ARE NOT AVAILABLE FROM THE FUND'S INCEPTION DATE AND THEREFORE ARE CALCULATED FROM THE MONTH END NEAREST TO THE FUND'S INCEPTION DATE.
**   LESS THAN 0.1%

SEE NOTES TO PERFORMANCE BEGINNING ON PAGE 1 FOR FURTHER INFORMATION.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

CORE VALUE EQUITY FUND

Schedule of Investments                                       September 30, 2008
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             CORE VALUE EQUITY FUND
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                 NUMBER
                                                OF SHARES          VALUE
--------------------------------------------------------------------------------

COMMON STOCK -- 96.0%
--------------------------------------------------------------------------------


AEROSPACE & DEFENSE -- 1.0%

Honeywell International, Inc. ................        5,120    $    212,736
Rockwell Collins, Inc. .......................       15,582         749,338
                                                                    962,074

BEVERAGES -- 4.2%

Pepsi Bottling Group, Inc. ...................       40,066       1,168,725
PepsiCo, Inc. ................................       39,404       2,808,323(h)
                                                                  3,977,048

BIOTECHNOLOGY -- 1.3%

Amgen, Inc. ..................................       21,151       1,253,620(a)

CAPITAL MARKETS -- 3.3%

Ameriprise Financial, Inc. ...................       35,619       1,360,646
Bank of New York Mellon Corp. ................       40,517       1,320,044
BlackRock, Inc. ..............................        2,226         432,957
                                                                  3,113,647

COMMERCIAL BANKS -- 1.2%

US Bancorp ...................................       32,057       1,154,693

COMMUNICATIONS EQUIPMENT -- 2.1%

Cisco Systems, Inc. ..........................       62,338       1,406,345(a,h)
Corning Inc. .................................       37,844         591,880
                                                                  1,998,225

COMPUTERS & PERIPHERALS -- 4.0%

Apple, Inc. ..................................        2,226         253,007(a)
Dell, Inc. ...................................       32,281         531,991(a)
Hewlett-Packard Co. ..........................       37,179       1,719,157
International Business
   Machines Corp. ............................       11,354       1,327,964(h)
                                                                  3,832,119

CONSTRUCTION MATERIALS -- 0.2%

Vulcan Materials Co. .........................        2,227         165,912

CONSUMER FINANCE -- 0.6%

American Express Co. .........................       16,698         591,610

DIVERSIFIED FINANCIAL SERVICES -- 3.9%

Bank of America Corp. ........................       20,034         701,190
Citigroup, Inc. ..............................       31,164         639,174
JP Morgan Chase & Co. ........................       50,090       2,339,203
                                                                  3,679,567


--------------------------------------------------------------------------------
                                                 NUMBER
                                                OF SHARES          VALUE
--------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.6%

AT&T, Inc. ...................................       12,244    $    341,852
Verizon Communications, Inc. .................       36,733       1,178,762
                                                                  1,520,614

ELECTRIC UTILITIES -- 3.1%

American Electric Power
   Company, Inc. .............................       36,955       1,368,444
Edison International .........................       30,054       1,199,155
FirstEnergy Corp. ............................        5,565         372,799
                                                                  2,940,398

ELECTRICAL EQUIPMENT -- 0.7%

ABB Ltd. ADR .................................       32,725         634,865

ENERGY EQUIPMENT & SERVICES -- 2.9%

Halliburton Co. ..............................       30,722         995,086
Nabors Industries Ltd. .......................       13,357         332,857(a)
National Oilwell Varco, Inc. .................        6,679         335,486(a)
Transocean, Inc. .............................        9,573       1,051,498
                                                                  2,714,927

FOOD & STAPLES RETAILING -- 0.8%

Wal-Mart Stores, Inc. ........................       13,358         800,011

FOOD PRODUCTS -- 3.3%

General Mills, Inc. ..........................        8,732         600,063
Kraft Foods, Inc. (Class A) ..................       13,356         437,409
McCormick & Company, Inc. ....................       31,168       1,198,410
Nestle S.A. ADR ..............................       20,482         876,630
                                                                  3,112,512

HEALTHCARE EQUIPMENT & SUPPLIES -- 1.7%

Baxter International, Inc. ...................        2,671         175,298
Boston Scientific Corp. ......................       99,067       1,215,552(a)
Covidien Ltd. ................................        4,908         263,854
                                                                  1,654,704

HEALTHCARE PROVIDERS & SERVICES -- 2.0%

Cardinal Health, Inc. ........................       14,915         735,011
McKesson Corp. ...............................       22,262       1,197,918
                                                                  1,932,929

HOTELS RESTAURANTS & LEISURE -- 0.5%

Darden Restaurants, Inc. .....................       17,809         509,872

HOUSEHOLD PRODUCTS -- 5.9%

Clorox Co. ...................................       24,489       1,535,215(h)
Kimberly-Clark Corp. .........................       42,298       2,742,602
Procter & Gamble Co. .........................       19,593       1,365,436
                                                                  5,643,253


See Notes to Schedules of Investments on page 85 and Notes to Financial Statements on page 102.

CORE VALUE EQUITY FUND

Schedule of Investments                                       September 30, 2008
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                 NUMBER
                                                OF SHARES          VALUE
--------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES -- 0.4%

Textron, Inc. ................................       13,356     $   391,064

INSURANCE -- 7.1%

ACE Ltd. .....................................       24,364       1,318,823
Allstate Corp. ...............................       11,131         513,362(h)
AON Corp. ....................................       22,708       1,020,952
Chubb Corp. ..................................       19,813       1,087,734
Marsh & McLennan
   Companies, Inc. ...........................       11,355         360,635
MetLife, Inc. ................................       26,716       1,496,096
Prudential Financial, Inc. ...................       12,907         929,304
                                                                  6,726,906

IT SERVICES -- 1.4%

Affiliated Computer Services,
   Inc. (Class A) ............................       15,807         800,308(a)
Fidelity National Information
   Services, Inc. ............................       15,044         277,712
Western Union Co. ............................       11,135         274,700
                                                                  1,352,720

LIFE SCIENCES TOOLS & SERVICES -- 0.4%

Thermo Fisher Scientific, Inc. ...............        6,815         374,825(a)

MACHINERY -- 1.8%

Deere & Co. ..................................       14,024         694,188
Eaton Corp. ..................................        9,350         525,283(h)
ITT Corp. ....................................        8,906         495,263
                                                                  1,714,734

MEDIA -- 7.4%

Comcast Corp. (Class A) ......................       74,577       1,470,659
Interpublic Group of
   Companies, Inc. ...........................       42,294         327,779(a)
Omnicom Group, Inc. ..........................       53,207       2,051,662
The Walt Disney Co. ..........................       14,916         457,772
Time Warner, Inc. ............................      130,236       1,707,394(h)
Viacom, Inc. (Class B) .......................       40,739       1,011,957(a)
                                                                  7,027,223

METALS & MINING -- 2.7%

Alcoa, Inc. ..................................       16,922         382,099
Allegheny Technologies Inc. ..................       10,686         315,771
Barrick Gold Corp. ...........................       37,845       1,390,425(h)
Freeport-McMoRan Copper &
   Gold, Inc. ................................        8,905         506,249
                                                                  2,594,544

MULTI-UTILITIES -- 1.7%

Dominion Resources, Inc. .....................       36,733       1,571,438


--------------------------------------------------------------------------------
                                                 NUMBER
                                                OF SHARES          VALUE
--------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS -- 7.6%

Apache Corp. .................................        3,191    $    332,758
ConocoPhillips ...............................        8,681         635,883
Devon Energy Corp. ...........................        3,562         324,854
Exxon Mobil Corp. ............................       39,405       3,060,192(h)
Hess Corp. ...................................        9,796         804,056
Marathon Oil Corp. ...........................       34,505       1,375,714
Valero Energy Corp. ..........................       24,488         741,986
                                                                  7,275,443

PERSONAL PRODUCTS -- 0.8%

The Estee Lauder Cos. Inc. (Class A) .........       14,471         722,248

PHARMACEUTICALS -- 7.2%

Abbott Laboratories ..........................       11,604         668,158
Bristol-Myers Squibb Co. .....................       83,481       1,740,579
Johnson & Johnson ............................        4,897         339,264(h)
Merck & Company, Inc. ........................       18,700         590,172
Pfizer, Inc. .................................      109,074       2,011,325
Wyeth ........................................       39,405       1,455,621
                                                                  6,805,119

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 5.9%

Analog Devices, Inc. .........................       18,923         498,621(h)
Intel Corp. ..................................       89,049       1,667,888
Lam Research Corp. ...........................       17,809         560,805(a)
Maxim Integrated Products, Inc. ..............       34,258         620,070
Microchip Technology Inc. ....................        4,452         131,022
National Semiconductor Corp. .................       23,376         402,301
Taiwan Semiconductor Manufacturing
   Company Ltd. ADR ..........................       75,692         709,237
Texas Instruments Inc. .......................       47,419       1,019,509
                                                                  5,609,453

SOFTWARE -- 4.4%

Microsoft Corp. ..............................      115,097       3,071,939(h)
Oracle Corp. .................................       55,662       1,130,495(a,h)
                                                                  4,202,434

SPECIALTY RETAIL -- 1.4%

Bed Bath & Beyond, Inc. ......................       31,167         978,955(a)
Lowe's Companies, Inc. .......................       15,583         369,161
                                                                  1,348,116

TOBACCO -- 1.1%

Altria Group, Inc. ...........................       52,313       1,037,890

WIRELESS TELECOMMUNICATION SERVICES -- 0.4%

Vodafone Group PLC ADR .......................       17,809         393,579

TOTAL COMMON STOCK
   (COST $94,451,134) ........................                   91,340,336



See Notes to Schedules of Investments on page 85 and Notes to Financial Statements on page 102.

CORE VALUE EQUITY FUND

Schedule of Investments                                       September 30, 2008
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                 NUMBER
                                                OF SHARES          VALUE
--------------------------------------------------------------------------------

EXCHANGE TRADED FUNDS -- 2.3%
--------------------------------------------------------------------------------

Financial Select Sector SPDR Fund ............      22,244     $    442,433(m)
Industrial Select Sector SPDR Fund ...........      54,913        1,691,320(h,m)

TOTAL EXCHANGE TRADED FUNDS
   (COST $2,223,208)..........................                    2,133,753


--------------------------------------------------------------------------------
OTHER INVESTMENTS -- 0.0%*
--------------------------------------------------------------------------------

GEI Investment Fund
   (COST $42,283) ............................                       31,290(k)

TOTAL INVESTMENTS IN SECURITIES
   (COST $96,716,625) ........................                    93,505,378


--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 1.2%
--------------------------------------------------------------------------------

GE Money Market Fund
   Institutional Class
2.11% ........................................                    1,099,136(d,n)
   (COST $1,099,136)


TOTAL INVESTMENTS
   (COST $97,815,761) ........................                    94,604,514


OTHER ASSETS AND LIABILITIES,
   NET-- 0.5% ................................                      509,206
                                                               ------------

NET ASSETS-- 100.0% ..........................                 $95,113,720
                                                               ===========


--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

The GE Institutional Core Value Equity had the following long futures contracts open at September 30, 2008:


                                         NUMBER       CURRENT
                        EXPIRATION         OF         NOTIONAL      UNREALIZED
DESCRIPTION                DATE         CONTRACTS      VALUE       APPRECIATION
--------------------------------------------------------------------------------
S&P 500 Index
  Futures              December 2008        1         $292,250        $1,448




See Notes to Schedules of Investments on page 85 and Notes to Financial Statements on page 102.

Small-Cap Equity Fund                                                        Q&A
--------------------------------------------------------------------------


PALISADE CAPITAL MANAGEMENT, L.L.C. ("PALISADE") IS SUB-ADVISER TO THE SMALL-CAP EQUITY FUND. PALISADE HAS A HISTORY OF MANAGING SMALL-CAP EQUITY PORTFOLIOS AND FOR SEVERAL YEARS HAS PROVIDED PENSION FUND SERVICES TO GE. PALISADE TRANSLATES ITS EXPERIENCE FROM VARIOUS INSTITUTIONAL AND PRIVATE ACCOUNTS TO MUTUAL FUNDS IT SUB-ADVISES FOR GE ASSET MANAGEMENT. PALISADE HAS MANAGED THE SMALL-CAP EQUITY FUND SINCE ITS INCEPTION. THE FUND IS MANAGED BY JACK FEILER, JEFFREY SCHWARTZ AND DENNISON T. "DAN" VERU, MEMBERS OF PALISADE'S INVESTMENT POLICY COMMITTEE. SEE PORTFOLIO MANAGERS' BIOGRAPHICAL INFORMATION BEGINNING ON PAGE 125.

NOTE: EFFECTIVE OCTOBER 1, 2008, THE ASSETS OF THE SMALL-CAP EQUITY FUND WILL BE ALLOCATED ("ALLOCATED ASSETS") AND MANAGED BY EACH OF THE FOLLOWING SUB-ADVISERS: PALISADE, CHAMPLAIN INVESTMENT PARTNERS, LLC, GLOBEFLEX CAPITAL, LP AND SOUTHERNSUN ASSET MANAGEMENT, INC. GE ASSET MANAGEMENT WILL BE RESPONSIBLE FOR ALLOCATING THE ALLOCATED ASSETS AMONG THE SUB-ADVISERS IN ITS SOLE DISCRETION.


Q. HOW DID THE GE INSTITUTIONAL SMALL-CAP EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED SEPTEMBER 30, 2008?

A. For the twelve-month period ended September 30, 2008, the GE Institutional Small-Cap Equity Fund returned -16.86% for the Investment Class shares and -17.14% for the Service Class shares. The Russell 2000 Index, the Fund's benchmark, returned -14.49% and the Fund's Lipper peer group of 796 Small-Cap Core Funds returned an average of -18.73% for the same period.


Q.  WHAT MARKET CONDITIONS IMPACTED
    FUND PERFORMANCE?

A. The global financial landscape has changed dramatically as the tight domestic credit environment has spread to the rest of the world. The current period has been historic in the speed and magnitude of the declines in virtually all asset classes, with the exception of the safe haven of treasuries. High grade and high yield corporate bond spreads are at their widest levels in history. The lack of available credit has greatly reduced economic growth prospects and places future earnings prospects in serious doubt. The U.S. government and the Federal Reserve, acting in coordination with other central banks, are taking unprecedented steps to unlock frozen credit markets.

    The healing process in credit markets will require global deleveraging. A negative effect of this is investors abandoning long-term strategies in the short-run. This lack of confidence and direction is causing stocks to rotate from one sector to the next on a daily basis, and indicates that investors are unsure where the best place is to wait out this difficult environment and where to benefit from an eventual recovery. The volatility that has accompanied this deleveraging is unprecedented. The "VIX" index, a measure of volatility, is at all time highs and market swings of 2% from highs to lows occurred in 50% of the trading days thus far in 2008.


Q.  WHAT WERE THE PRIMARY DRIVERS OF
    FUND PERFORMANCE?

A. The main positive influences came from superior stock selection in the Consumer Discretionary and Financials sectors. The top contributors in the Consumer Discretionary sector were Aeropostale and Aaron Rents. Also, we made good decisions in the Financials sector by avoiding banks with subprime exposure. The top performers were Omega Healthcare Investors, BioMed Realty Trust and Raymond James Financial. The Fund was negatively impacted by weak stock selection in Health Care and Energy. `The main culprit in Health Care was Healthways, which continues to face a challenging pricing environment. In Energy, Oil States International fell modestly. This had a large impact as it was one of the Fund's largest holdings.


Q.  WERE THERE ANY SIGNIFICANT CHANGES TO THE FUND DURING THE LAST FISCAL
    PERIOD?

A. There were no significant changes to the Fund during the period. We are optimistic about the resiliency of the economy and its eventual recovery, but believe the process of rebuilding confidence will take time. We believe the actions taken by the Federal Reserve and the Treasury will help to stabilize the financial markets, rebuild investor confidence, and help to unlock the credit markets. This should bode well for small-caps and help to ignite further growth in companies with dominant franchises, strong competitive positions, and healthy earnings and balance sheets. As always, we seek companies that demonstrate consistent earnings growth, increasing return on invested capital, and improving free cash flow generation.

Small-Cap Equity Fund
--------------------------------------------------------------------------------
                                              Understanding Your Fund's Expenses


As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2008.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.



APRIL 1, 2008 - SEPTEMBER 30, 2008

---------------------------------------------------------------------------------------------------------------------------
                               ACCOUNT VALUE AT THE               ACCOUNT VALUE AT THE                  EXPENSES PAID
                            BEGINNING OF THE PERIOD ($)           END OF THE PERIOD ($)            DURING THE PERIOD ($)*
---------------------------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**
---------------------------------------------------------------------------------------------------------------------------
     Investment Class                1,000.00                             945.64                             3.11

     Service Class                   1,000.00                             944.74                             4.41

---------------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
---------------------------------------------------------------------------------------------------------------------------

     Investment Class                1,000.00                           1,021.82                             3.03

     Service Class                   1,000.00                           1,020.60                             4.29
---------------------------------------------------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.60% FOR INVESTMENT CLASS SHARES AND 0.85% FOR SERVICE CLASS SHARES, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 183/366 (TO REFLECT THE ONE-HALF YEAR PERIOD).
**   ACTUAL FUND RETURNS FOR SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2008 WERE AS
     FOLLOWS: -5.44% FOR INVESTMENT CLASS SHARES, AND -5.53% FOR SERVICE CLASS SHARES.

Small-Cap Equity Fund
--------------------------------------------------------------------------------

INVESTMENT PROFILE

A mutual fund designed for investors who seek long-term growth of capital by investing at least 80% of its net assets in equity securities of small-cap companies under normal circumstances. Effective October 1, 2008, the Fund uses a multi sub-adviser investment strategy that combines both growth and value investment management styles, which allows the Fund to benefit from both value and growth cycles in the marketplace.

LIPPER PERFORMANCE COMPARISON
--------------------------------------------------------------------------------
Small-Cap Core Peer Group
Based on average annual total returns for the periods ended 9/30/08

                                           ONE YEAR    FIVE YEAR    TEN YEAR
--------------------------------------------------------------------------------
Number of Funds in peer group:                796        493          204
--------------------------------------------------------------------------------
Peer group average annual total return:    -18.73%      7.35%        8.87%
--------------------------------------------------------------------------------
Lipper categories in Peer group: Small-Cap Core


TEN LARGEST HOLDINGS AS OF SEPTEMBER 30, 2008
as a % of Market Value
================================================================================

 Interactive Data Corp.                                      1.64%
--------------------------------------------------------------------------------

 Molina Healthcare, Inc.                                     1.37%
--------------------------------------------------------------------------------
 Aeropostale, Inc.                                           1.24%
--------------------------------------------------------------------------------
 HCC Insurance Holdings, Inc.                                1.21%
--------------------------------------------------------------------------------
 Raymond James Financial, Inc.                               1.13%
--------------------------------------------------------------------------------
 KV Pharmaceutical Co. (Class A)                             1.08%
--------------------------------------------------------------------------------
 Arbitron, Inc.                                              1.08%
--------------------------------------------------------------------------------
 Teledyne Technologies Inc.                                  1.05%
--------------------------------------------------------------------------------
 Omega Healthcare Investors, Inc. (REIT)                     1.04%
--------------------------------------------------------------------------------
 BioMed Realty Trust, Inc. (REIT)                            1.03%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CHANGE IN VALIE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

INVESTMENT CLASS SHARES
================================================================================

[Line chart omitted -- plot points are as follows:]

                               Small-Cap Equity Fund          Russell 2000 Index
     09/98                          $10,000.00                   $10,000.00
     09/99                           11,398.37                    11,898.08
     09/00                           14,647.85                    14,699.33
     09/01                           15,391.11                    11,591.04
     09/02                           14,910.09                    10,524.54
     09/03                           16,455.93                    14,371.94
     09/04                           19,412.63                    17,069.51
     09/05                           23,510.67                    20,124.55
     09/06                           25,187.87                    22,119.08
     09/07                           29,074.44                    24,844.72
     09/08                           24,171.36                    21,245.33


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED SEPTEMBER 30, 2008
--------------------------------------------------------------------------------

INVESTMENT CLASS SHARES (Inception date: 08/03/98)
--------------------------------------------------------------------------------

                                ONE      FIVE     TEN       ENDING VALUE OF A
                               YEAR      YEAR     YEAR    $10,000 INVESTMENT (A)
--------------------------------------------------------------------------------
Small-Cap Equity Fund         -16.86%    7.99%    9.23%          $24,171
--------------------------------------------------------------------------------
Russell 2000 Index            -14.49%    8.13%    7.83%          $21,245
================================================================================


SERVICE CLASS SHARES
================================================================================

[Line chart omitted -- plot points are as follows:]

                           Small-Cap Equity Fund           Russell 2000 Index
     09/05                      $10,000.00                    $10,000.00
     12/05                       10,124.15                     10,113.63
     03/06                       11,423.54                     11,522.30
     06/06                       10,652.24                     10,943.20
     09/06                       10,686.99                     10,991.09
     12/06                       11,474.63                     11,970.85
     03/07                       11,870.83                     12,201.98
     06/07                       12,498.75                     12,739.95
     09/07                       12,311.87                     12,345.48
     12/07                       11,718.67                     11,779.95
     03/08                       10,798.75                     10,613.76
     06/08                       11,097.10                     10,675.71
     09/08                       10,202.04                     10,556.92


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED SEPTEMBER 30, 2008
--------------------------------------------------------------------------------

SERVICE CLASS SHARES (Inception date: 09/30/05)
================================================================================

                             ONE      THREE     SINCE       ENDING VALUE OF A
                            YEAR      YEAR    INCEPTION   $10,000 INVESTMENT (A)
--------------------------------------------------------------------------------
Small-Cap Equity Fund      -17.14%    0.67%     0.67%          $10,202
--------------------------------------------------------------------------------
Russell 2000 Index         -14.49%    1.82%     1.82%*         $10,557


SECTOR ALLOCATION AS OF SEPTEMBER 30, 2008
================================================================================
Portfolio Composition as a % of the Market Value of $628,801 (in thousands) as of September 30, 2008

[Pie chart omitted -- plot points are as follows:]

Industrials                                             18.5%
Healthcare                                              16.5%
Information Technology                                  14.9%
Consumer Discretionary                                  12.1%
Financials                                              11.8%
Energy                                                   7.7%
Short-Term                                               6.9%
Consumer Staples                                         5.5%
Materials                                                5.1%
Utilities                                                1.0%
Other Investments                                        0.0%**

(A) ENDING VALUE OF A $10,000 INVESTMENT FOR THE TEN-YEAR PERIOD OR SINCE INCEPTION, WHICHEVER IS LESS.
* INDEX RETURNS ARE NOT AVAILABLE FROM THE FUND'S INCEPTION DATE AND THEREFORE ARE CALCULATED FROM THE MONTH END NEAREST THE FUND'S INCEPTION DATE.
**   LESS THAN 0.1%

SEE NOTES TO PERFORMANCE BEGINNING ON PAGE 1 FOR FURTHER INFORMATION.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

SMALL-CAP EQUITY FUND

Schedule of Investments                                       September 30, 2008
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             SMALL-CAP EQUITY FUND
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                 NUMBER
                                                OF SHARES          VALUE
--------------------------------------------------------------------------------


COMMON STOCK -- 92.0%
--------------------------------------------------------------------------------


AEROSPACE & DEFENSE -- 1.5%

Esterline Technologies Corp. .................       23,434    $    927,752(a)
Stanley Inc. .................................       53,804       1,985,906(a)
Teledyne Technologies Inc. ...................      115,995       6,630,274(a)
                                                                  9,543,932

AIR FREIGHT & LOGISTICS -- 0.6%

Forward Air Corp. ............................       47,073       1,281,798
UTi Worldwide, Inc. ..........................      137,412       2,338,752
                                                                  3,620,550

AIRLINES -- 0.0%*

Hawaiian Holdings, Inc. ......................       33,908         314,666(a)

AUTO COMPONENTS -- 0.7%

ATC Technology Corp. .........................       25,154         597,156(a)
Exide Technologies ...........................       74,265         548,076(a)
Gentex Corp. .................................      212,342       3,036,491
Wonder Auto Technology, Inc. .................       80,907         518,614(a)
                                                                  4,700,337

BEVERAGES -- 0.6%

Central European
   Distribution Corp. ........................       85,577       3,886,052(a)

BIOTECHNOLOGY -- 1.0%

Alkermes, Inc. ...............................       85,983       1,143,574(a)
Cubist Pharmaceuticals, Inc. .................       80,697       1,793,894(a)
Martek Biosciences Corp. .....................       24,870         781,415
OSI Pharmaceuticals, Inc. ....................       34,766       1,713,616(a)
PDL BioPharma, Inc. ..........................       88,573         824,615
                                                                  6,257,114

BUILDING PRODUCTS -- 0.3%

Insteel Industries, Inc. .....................       61,417         834,657
NCI Building Systems, Inc. ...................       43,327       1,375,632(a)
                                                                  2,210,289

CAPITAL MARKETS -- 1.7%

Affiliated Managers Group, Inc. ..............       29,274       2,425,351(a)
GFI Group, Inc. ..............................      256,422       1,207,748
Raymond James Financial, Inc. ................      215,599       7,110,455
                                                                 10,743,554


--------------------------------------------------------------------------------
                                                 NUMBER
                                                OF SHARES          VALUE
--------------------------------------------------------------------------------

CHEMICALS -- 2.2%

Arch Chemicals, Inc. .........................       91,667    $  3,235,845
Innophos Holdings, Inc. ......................       35,743         871,414
Koppers Holdings, Inc. .......................       67,469       2,524,015
Landec Corp. .................................       26,384         216,085(a)
NewMarket Corp. ..............................       22,275       1,170,774
Sensient Technologies Corp. ..................      168,351       4,735,714
Terra Industries, Inc. .......................       47,149       1,386,181
                                                                 14,140,028

COMMERCIAL BANKS -- 2.4%

CoBiz Financial, Inc. ........................       29,450         353,695
Colonial BancGroup, Inc. .....................      257,331       2,022,622
Cullen/Frost Bankers, Inc. ...................       98,795       5,927,700
Independent Bank Corp. .......................       27,973         871,918
Sandy Spring Bancorp, Inc. ...................       49,173       1,086,723
Sterling Bancorp .............................       71,188       1,029,378
SVB Financial Group ..........................        6,100         353,312(a)
Westamerica Bancorporation ...................       38,480       2,213,754
Wilmington Trust Corp. .......................       58,425       1,684,393
                                                                 15,543,495

COMMERCIAL SERVICES & SUPPLIES -- 2.9%

ABM Industries Inc. ..........................      216,569       4,729,867
Comfort Systems USA, Inc. ....................      143,450       1,916,492
Healthcare Services Group ....................       97,828       1,789,274
Herman Miller, Inc. ..........................      101,935       2,494,349
Mcgrath Rentcorp .............................       12,763         367,830
Schawk, Inc. (Class A) .......................      157,950       2,388,204
Waste Connections, Inc. ......................      137,157       4,704,485(a)
                                                                 18,390,501

COMMUNICATIONS EQUIPMENT -- 1.3%

BigBand Networks, Inc. .......................       97,458         359,620(a)
Blue Coat Systems, Inc. ......................       65,363         927,501(a)
Cogo Group, Inc. .............................       78,426         413,305(a)
CommScope, Inc. ..............................      101,491       3,515,648(a)
Comtech Telecommunications
   Corp ......................................        6,381         314,200(a)
Oplink Communications, Inc. ..................       33,300         401,931(a)
PC-Tel Inc. ..................................       85,168         793,766
Starent Networks Corp. .......................       48,599         628,871(a)
Viasat Inc. ..................................       36,958         871,470(a)
                                                                  8,226,312

COMPUTERS & PERIPHERALS -- 0.1%

Novatel Wireless, Inc. .......................       79,118         479,455(a)
Super Micro Computer, Inc. ...................       37,534         338,181(a)
                                                                    817,636

CONSTRUCTION & ENGINEERING -- 1.4%

Aecom Technology Corp. .......................       11,600         283,504(a)
EMCOR Group, Inc. ............................       11,200         294,784(a)


See Notes to Schedules of Investments on page 85 and Notes to Financial Statements on page 102.

SMALL-CAP EQUITY FUND

Schedule of Investments                                       September 30, 2008
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                 NUMBER
                                                OF SHARES          VALUE
--------------------------------------------------------------------------------

Michael Baker Corp. ..........................        8,478    $    295,034(a)
Quanta Services, Inc. ........................      183,187       4,947,881(a)
URS Corp. ....................................       80,285       2,944,051(a)
                                                                  8,765,254

CONSUMER FINANCE -- 0.1%

Ezcorp Inc. (Class A) ........................       29,800         560,240(a)

CONTAINERS & PACKAGING -- 1.5%

Aptargroup, Inc. .............................      107,573       4,207,180
Greif, Inc. (Class A) ........................       17,700       1,161,474
Packaging Corporation
   of America ................................      182,188       4,223,118
                                                                  9,591,772

DISTRIBUTORS -- 0.8%

LKQ Corp. ....................................      311,535       5,286,749(a)

DIVERSIFIED CONSUMER SERVICES -- 1.6%

K12, Inc. ....................................       35,193         932,615(a)
Matthews International Corp.
   (Class A) .................................       60,988       3,094,531
Pre-Paid Legal Services, Inc. ................        7,000         288,820(a)
Regis Corp. ..................................       95,290       2,620,475
Stewart Enterprises, Inc. (Class A) ..........      361,430       2,840,840
Universal Technical Institute, Inc. ..........       18,611         317,504(a)
                                                                 10,094,785

ELECTRIC UTILITIES -- 0.6%

Idacorp, Inc. ................................      140,526       4,087,901

ELECTRICAL EQUIPMENT -- 1.6%

Baldor Electric Co. ..........................      107,892       3,108,369
Belden, Inc. .................................       26,400         839,256
Brady Corp. (Class A) ........................       62,008       2,187,642
Polypore International, Inc. .................       20,332         437,341(a)
Woodward Governor Co. ........................      109,853       3,874,515
                                                                 10,447,123

ELECTRONIC EQUIPMENT, INSTRUMENTS &
   COMPONENTS -- 1.8%

Anixter International, Inc. ..................       15,963         949,958(a)
Benchmark Electronics, Inc. ..................       62,766         883,745(a)
CPI International, Inc. ......................       15,687         227,148(a)
Daktronics, Inc. .............................       50,866         847,428
FARO Technologies, Inc. ......................       80,215       1,633,980(a)
National Instruments Corp. ...................      107,306       3,224,545
Newport Corp. ................................      169,064       1,822,510(a)
Plexus Corp. .................................       45,061         932,763(a)
Rofin-Sinar Technologies, Inc. ...............       24,469         748,996(a)
                                                                    11,271,073


--------------------------------------------------------------------------------
                                                 NUMBER
                                                OF SHARES          VALUE
--------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES -- 4.5%

Atwood Oceanics, Inc. ........................       25,234    $    918,518(a)
Cal Dive International, Inc. .................      126,702       1,343,041(a)
Complete Production Services Inc. ............       29,907         602,028(a)
Dril-Quip, Inc. ..............................      101,565       4,406,905(a)
Gulf Island Fabrication, Inc. ................       15,400         530,838
Gulfmark Offshore, Inc. ......................        6,700         300,696(a)
Helix Energy Solutions Group, Inc. ...........      126,067       3,060,907(a)
Lufkin Industries, Inc. ......................       13,433       1,065,909
NATCO Group, Inc. (Class A) ..................       51,874       2,084,297(a)
Oceaneering International, Inc. ..............       50,512       2,693,300(a)
Oil States International, Inc. ...............      152,830       5,402,541(a)
PHI, Inc. ....................................       26,857         991,829(a)
Pioneer Drilling Co. .........................      120,819       1,606,893(a)
RPC, Inc. ....................................       41,817         587,947
Superior Well Services, Inc ..................       29,057         735,433(a)
T-3 Energy Services, Inc. ....................       23,836         884,792(a)
Tetra Technologies, Inc. .....................      103,215       1,429,528(a)
                                                                 28,645,402

FOOD PRODUCTS -- 3.4%

American Dairy Inc. ..........................       25,052         253,777(a)
Darling International, Inc. ..................      110,888       1,231,966(a)
Del Monte Foods Co. ..........................      438,977       3,424,021
Hain Celestial Group, Inc. ...................      136,325       3,753,027(a)
Lancaster Colony Corp. .......................       84,094       3,166,980
Lance, Inc. ..................................       92,907       2,108,060
Ralcorp Holdings, Inc. .......................       44,105       2,973,118(a)
Smithfield Foods, Inc. .......................      292,323       4,642,089(a)
                                                                 21,553,038

HEALTHCARE EQUIPMENT & SUPPLIES -- 6.9%

American Medical Systems
   Holdings, Inc. ............................      251,275       4,462,644(a)
Analogic Corp. ...............................        5,197         258,603
Angiodynamics, Inc. ..........................       79,300       1,252,940(a)
Arthrocare Corp. .............................      106,376       2,948,743(a)
Conmed Corp. .................................       41,257       1,320,224(a)
Cooper Companies, Inc. .......................       59,528       2,069,193
ev3, Inc. ....................................      176,283       1,769,881(a)
Gen-Probe Inc. ...............................       24,763       1,313,677(a)
Greatbatch, Inc. .............................       75,852       1,861,408(a)
Haemonetics Corp. ............................       15,513         957,462(a)
Immucor, Inc. ................................      128,755       4,115,010(a)
Integra LifeSciences
   Holdings Corp. ............................       72,171       3,177,689(a)
Masimo Corp. .................................       36,131       1,344,073(a)
Medical Action Industries, Inc. ..............      221,704       2,910,974(a)
Meridian Bioscience Inc. .....................       12,800         371,712
NuVasive, Inc. ...............................       30,592       1,509,103(a)
SonoSite, Inc. ...............................       43,283       1,359,086(a)
STERIS Corp. .................................       24,362         915,524
SurModics, Inc. ..............................       24,554         773,205(a)
Thoratec Corp. ...............................      110,488       2,900,310(a)
West Pharmaceutical Services, Inc. ...........       96,104       4,691,797



See Notes to Schedules of Investments on page 85 and Notes to Financial Statements on page 102.

SMALL-CAP EQUITY FUND

Schedule of Investments                                       September 30, 2008
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                 NUMBER
                                                OF SHARES          VALUE
--------------------------------------------------------------------------------

Wright Medical Group, Inc. ...................       44,789    $  1,363,377(a)
Zoll Medical Corp. ...........................        8,200         268,304(a)
                                                                 43,914,939

HEALTHCARE PROVIDERS & SERVICES -- 4.2%

Amedisys, Inc. ...............................       41,659       2,027,544(a)
AMN Healthcare Services, Inc. ................      147,460       2,590,872(a)
athenahealth, Inc. ...........................       33,495       1,114,379(a)
Chemed Corp. .................................       19,430         797,796
Corvel Corp. .................................        5,305         151,776(a)
Healthways, Inc. .............................      191,374       3,086,863(a)
HMS Holdings Corp. ...........................       72,520       1,737,579(a)
inVentiv Health, Inc. ........................      117,549       2,075,915(a)
Molina Healthcare, Inc. ......................      278,019       8,618,589(a)
National Healthcare Corp. ....................        7,071         333,186
Pediatrix Medical Group, Inc. ................       20,900       1,126,928(a)
Sun Healthcare Group Inc. ....................       55,482         813,366(a)
VCA Antech, Inc. .............................       67,855       1,999,687(a)
                                                                 26,474,480

HEALTHCARE TECHNOLOGY -- 0.6%

Computer Programs & Systems, Inc. ............       56,166       1,626,006
Eclipsys Corp. ...............................       14,556         304,948(a)
MedAssets, Inc. ..............................       61,555       1,058,746(a)
Phase Forward Inc. ...........................       43,210         903,521(a)
                                                                  3,893,221

HOTELS RESTAURANTS & LEISURE -- 0.7%

CBRL Group, Inc. .............................       80,919       2,128,170
Denny's Corp. ................................      361,251         932,028(a)
Wendy's/Arby's Group Inc. ....................      254,153       1,336,845
                                                                  4,397,043

HOUSEHOLD DURABLES -- 0.4%

Jarden Corp. .................................      118,585       2,780,818(a)

HOUSEHOLD PRODUCTS -- 0.4%

WD-40 Co. ....................................       71,325       2,562,707

INDUSTRIAL CONGLOMERATES -- 0.4%

Teleflex Inc. ................................       43,832       2,782,894

INSURANCE -- 2.7%

First Mercury Financial Corp. ................      116,273       1,656,890(a)
HCC Insurance Holdings, Inc. .................      280,935       7,585,245
National Financial Partners Corp. ............       96,936       1,454,040
National Interstate Corp. ....................       58,694       1,410,417
Navigators Group, Inc. .......................       74,480       4,319,840(a)
RLI Corp. ....................................       16,000         993,440
                                                                 17,419,872

INTERNET & CATALOG RETAIL -- 0.1%

priceline.com Inc. ...........................       10,400         711,672(a)


--------------------------------------------------------------------------------
                                                 NUMBER
                                                OF SHARES          VALUE
--------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES -- 1.0%

comScore, Inc. ...............................       60,016    $  1,058,082(a)
Constant Contact, Inc. .......................       63,885       1,090,517(a)
Interwoven, Inc. .............................       87,000       1,228,440(a)
j2 Global Communications, Inc. ...............       42,622         995,224(a)
NIC, Inc. ....................................       93,832         647,441
Vignette Corp. ...............................       62,688         673,269(a)
Vocus, Inc. ..................................       24,500         832,020(a)
                                                                  6,524,993

IT SERVICES -- 2.7%

CSG Systems International, Inc. ..............       17,366         304,426(a)
Euronet Worldwide, Inc. ......................      217,947       3,646,253(a)
Global Cash Access Holdings, Inc. ............      488,312       2,470,858(a)
Hackett Group, Inc. ..........................      141,138         767,791(a)
iGate Corp. ..................................       92,958         805,946(a)
Metavante Technologies, Inc. .................      110,405       2,126,400(a)
NeuStar, Inc. (Class A) ......................      128,610       2,558,053(a)
Sapient Corp. ................................       44,078         327,500(a)
SRA International, Inc. (Class A) ............       22,792         515,783(a)
VeriFone Holdings, Inc. ......................       33,000         545,820(a)
Virtusa Corp. ................................       36,328         236,495(a)
Wright Express Corp. .........................      106,165       3,169,025(a)
                                                                 17,474,350

LEISURE EQUIPMENT & PRODUCTS -- 0.5%

Polaris Industries, Inc. .....................       72,200       3,284,378

LIFE SCIENCES TOOLS & SERVICES -- 2.1%

Bio-Rad Laboratories, Inc. (Class A) .........       45,792       4,538,903(a)
Bruker Corp. .................................       84,018       1,119,960(a)
eResearchTechnology, Inc. ....................       32,575         387,968(a)
Luminex Corp. ................................       80,799       2,020,783(a)
Varian, Inc. .................................      118,881       5,099,995(a)
                                                                 13,167,609

MACHINERY -- 6.0%

AGCO Corp. ...................................       67,169       2,862,071(a)
American Railcar Industries, Inc. ............        9,347         149,926
Bucyrus International, Inc. (Class A) ........       13,089         584,817
Cascade Corp. ................................       62,569       2,741,148
Chart Industries, Inc. .......................       28,285         807,820(a)
CIRCOR International, Inc. ...................       18,781         815,659
Clarcor, Inc. ................................       61,434       2,331,420
Harsco Corp. .................................      131,202       4,879,402
IDEX Corp. ...................................       96,365       2,989,242
Kaydon Corp. .................................       69,728       3,141,944
Kennametal Inc. ..............................       81,259       2,203,744
Mueller Industries, Inc. .....................      180,044       4,142,812
Nordson Corp. ................................       54,803       2,691,375
Oshkosh Corp. ................................      125,874       1,656,502
RBC Bearings Inc. ............................       93,469       3,148,971(a)
The Manitowoc Company, Inc. ..................       21,149         328,867
Trinity Industries Inc .......................      103,041       2,651,245
                                                                 38,126,965


See Notes to Schedules of Investments on page 85 and Notes to Financial Statements on page 102.

SMALL-CAP EQUITY FUND

Schedule of Investments                                       September 30, 2008
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                 NUMBER
                                                OF SHARES          VALUE
--------------------------------------------------------------------------------

MARINE -- 0.2%

Genco Shipping & Trading Ltd. ................       23,490    $    780,808
TBS International Ltd. .......................       25,245         339,798(a)
                                                                  1,120,606

MEDIA -- 3.0%

Arbitron, Inc. ...............................      151,848       6,786,087
Gray Television, Inc. ........................      367,772         632,568
Interactive Data Corp. .......................      409,203      10,320,100
John Wiley & Sons, Inc. (Class A) ............       25,300       1,023,385
                                                                 18,762,140

METALS & MINING -- 1.3%

AMCOL International Corp. ....................       29,479         921,514
Commercial Metals Co. ........................      194,990       3,293,381
Compass Minerals
   International, Inc. .......................       62,160       3,256,562
Olympic Steel, Inc. ..........................       21,500         634,035
                                                                  8,105,492

MULTI-UTILITIES -- 0.4%

OGE Energy Corp. .............................       79,740       2,462,371

OFFICE ELECTRONICS -- 0.3%

Zebra Technologies Corp. (Class A) ...........       60,199       1,676,542(a)

OIL, GAS & CONSUMABLE FUELS -- 3.2%

Berry Petroleum Co. (Class A) ................       45,759       1,772,246
BMB Munai, Inc. ..............................      118,105         490,136(a)
Clayton Williams Energy, Inc. ................        6,930         488,773(a)
Comstock Resources, Inc. .....................       52,950       2,650,147(a)
Concho Resources, Inc. .......................       18,900         521,829(a)
Crosstex Energy, Inc. ........................       32,688         816,219
CVR Energy, Inc. .............................       56,680         482,914(a)
Encore Acquisition Co. .......................       10,125         423,022(a)
Goodrich Petroleum Corp. .....................       28,018       1,221,305(a)
James River Coal Co. .........................       97,904       2,152,909(a)
Mariner Energy Inc. ..........................       51,047       1,046,464(a)
Petroleum Development Corp. ..................        4,444         197,180(a)
Petroquest Energy, Inc. ......................      149,978       2,302,162(a)
St. Mary Land & Exploration Co. ..............       80,068       2,854,424
Stone Energy Corp. ...........................       10,400         440,232(a)
USEC, Inc. ...................................      401,682       2,173,100(a)
                                                                 20,033,062

PERSONAL PRODUCTS -- 1.0%

American Oriental
   Bioengineering, Inc. ......................      122,067         792,215(a)
Bare Escentuals, Inc. ........................      169,120       1,838,334(a)
Chattem, Inc. ................................       47,165       3,687,360(a)
                                                                  6,317,909


--------------------------------------------------------------------------------
                                                 NUMBER
                                                OF SHARES          VALUE
--------------------------------------------------------------------------------

PHARMACEUTICALS -- 1.6%

Depomed, Inc. ................................      272,323    $    993,979(a)
KV Pharmaceutical Co. (Class A) ..............      300,250       6,818,677(a)
Obagi Medical Products, Inc. .................       60,503         603,820(a)
Sucampo Pharmaceuticals, Inc.
   (Class A) .................................       35,631         303,932(a)
The Medicines Co. ............................       50,673       1,176,627(a)
                                                                  9,897,035

PROFESSIONAL SERVICES -- 1.3%

Administaff, Inc. ............................       90,019       2,450,317
CoStar Group, Inc. ...........................       63,090       2,863,655(a)
First Advantage Corp. (Class A) ..............       63,465         891,683(a)
Hudson Highland Group, Inc. ..................       47,272         328,540(a)
Kforce, Inc. .................................       76,350         779,533(a)
Spherion Corp. ...............................      123,159         599,784(a)
                                                                  7,913,512

REAL ESTATE INVESTMENT TRUSTS (REITS) -- 4.2%

BioMed Realty Trust, Inc. (REIT) .............      244,903       6,477,684
DCT Industrial Trust, Inc. (REIT) ............      170,943       1,280,363
Digital Realty Trust, Inc. (REIT) ............       47,138       2,227,271
Federal Realty Investment
   Trust (REIT) ..............................       64,415       5,513,924
Healthcare Realty Trust Inc. (REIT) ..........      167,036       4,869,099
Omega Healthcare Investors,
   Inc. (REIT) ...............................      331,705       6,521,320
                                                                 26,889,661

REAL ESTATE MANAGEMENT & DEVELOPMENT -- 0.2%

FirstService Corp. ...........................       26,365         385,456(a)
Jones Lang LaSalle Inc. ......................       23,051       1,002,257
                                                                  1,387,713

ROAD & RAIL -- 1.6%

Genesee & Wyoming, Inc. (Class A) ............      142,487       5,346,112(a)
Landstar System, Inc. ........................       38,813       1,710,101
Old Dominion Freight Line, Inc. ..............       99,863       2,830,117(a)
                                                                  9,886,330

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 2.5%

Advanced Energy Industries, Inc. .............       46,900         641,592(a)
Applied Micro Circuits Corp. .................       42,904         256,566(a)
Atheros Communications, Inc. .................       31,400         740,412(a)
Ceva, Inc. ...................................       37,270         309,341(a)
Diodes Inc. ..................................       13,600         250,920(a)
Entegris, Inc. ...............................      194,083         939,362(a)
Hittite Microwave Corp. ......................       60,209       2,023,022(a)
IXYS Corp. ...................................       95,824         871,040(a)
Microsemi Corp. ..............................       70,522       1,796,901(a)
MIPS Technologies Inc. .......................      143,298         502,976(a)
Omnivision Technologies, Inc. ................       51,084         582,868(a)



See Notes to Schedules of Investments on page 85 and Notes to Financial Statements on page 102.

SMALL-CAP EQUITY FUND

Schedule of Investments                                       September 30, 2008
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                 NUMBER
                                                OF SHARES          VALUE
--------------------------------------------------------------------------------

Rudolph Technologies, Inc. ...................      262,823    $  2,202,457(a)
Semtech Corp. ................................      169,645       2,368,244(a)
Silicon Image, Inc. ..........................       73,247         391,139(a)
Skyworks Solutions, Inc. .....................      129,715       1,084,417(a)
Ultratech, Inc. ..............................       20,627         249,587(a)
Varian Semiconductor
   Equipment Associates, Inc. ................       21,608         542,793(a)
Volterra Semiconductor Corp. .................       28,435         361,978(a)
                                                                 16,115,615

SOFTWARE -- 5.0%

ACI Worldwide, Inc. ..........................       71,447       1,251,751(a)
Blackbaud, Inc. ..............................      344,230       6,351,044
Blackboard, Inc. .............................       80,285       3,234,683(a)
Concur Technologies, Inc. ....................       45,019       1,722,427(a)
Factset Research Systems, Inc. ...............       32,287       1,686,996
Jack Henry & Associates, Inc. ................      125,756       2,556,619
Micros Systems Inc. ..........................      179,894       4,795,974(a)
NetSuite, Inc. ...............................       76,818       1,384,260(a)
Opnet Technologies, Inc. .....................       36,981         450,429(a)
Parametric Technology Corp. ..................      244,755       4,503,492(a)
SPSS, Inc. ...................................       30,542         896,713(a)
Synchronoss Technologies, Inc. ...............       40,084         377,190(a)
Taleo Corp. (Class A) ........................       49,191         978,409(a)
TIBCO Software, Inc. .........................      156,200       1,143,384(a)
Vasco Data Security
   International, Inc. .......................       19,149         198,384(a)
                                                                 31,531,755

SPECIALTY RETAIL -- 3.5%

Aaron Rents, Inc. ............................      220,929       5,980,548
Aeropostale, Inc. ............................      242,446       7,784,941(a)
American Eagle Outfitters, Inc. ..............       60,461         922,030
Systemax, Inc. ...............................       30,761         432,500
The Buckle, Inc. .............................       54,879       3,047,980
The Wet Seal, Inc. (Class A) .................      165,473         600,667(a)
Tractor Supply Co. ...........................       78,497       3,300,799(a)
                                                                 22,069,465

TEXTILES APPAREL & LUXURY GOODS -- 0.6%

Columbia Sportswear Co. ......................       65,408       2,744,520
Deckers Outdoor Corp. ........................        6,559         682,661(a)
Skechers U.S.A. Inc. (Class A) ...............       40,900         688,347(a)
                                                                  4,115,528

THRIFTS & MORTGAGE FINANCE -- 0.3%

Washington Federal, Inc. .....................      100,932       1,862,195

TRADING COMPANIES & DISTRIBUTORS -- 0.5%

Applied Industrial Technologies, Inc. ........      106,671       2,872,650

TOTAL COMMON STOCK
   (COST $650,415,707) .......................                  585,233,325


--------------------------------------------------------------------------------

                                                                   VALUE
--------------------------------------------------------------------------------

OTHER INVESTMENTS -- 0.0%*
--------------------------------------------------------------------------------

GEI Investment Fund ..........................                 $    116,959(k)
   (COST $158,052)

TOTAL INVESTMENTS IN SECURITIES
   (COST $650,573,759) .......................                  585,350,284


--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 6.9%
--------------------------------------------------------------------------------

GE Money Market Fund
   Institutional Class
2.11% ........................................                   43,450,288(d,n)
   (COST $43,450,288)


TOTAL INVESTMENTS
   (COST $694,024,047) .......................                  628,800,572


OTHER ASSETS AND LIABILITIES,
   NET-- 1.1% ................................                    7,135,317
                                                               ------------

NET ASSETS-- 100.0% ..........................                 $635,935,889
                                                               ============


--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

The GE Institutional Small-Cap Equity had the following long futures contracts open at September 30, 2008:


                                          NUMBER      CURRENT
                            EXPIRATION      OF        NOTIONAL     UNREALIZED
DESCRIPTION                    DATE      CONTRACTS     VALUE      DEPRECIATION
--------------------------------------------------------------------------------
Russell 2000
  Mini Index              December 2008    185       $12,550,400   $(841,075)




See Notes to Schedules of Investments on page 85 and Notes to Financial Statements on page 102.

International Equity Fund                                                    Q&A
-------------------------------------------------------------------------


THE INTERNATIONAL EQUITY FUND IS MANAGED BY A TEAM OF PORTFOLIO MANAGERS THAT INCLUDES BRIAN HOPKINSON, RALPH R. LAYMAN, PAUL NESTRO, JONATHAN L. PASSMORE, MICHAEL J. SOLECKI AND MAKOTO SUMINO. AS LEAD PORTFOLIO MANAGER FOR THE FUND, MR. LAYMAN OVERSEES THE ENTIRE TEAM AND ASSIGNS A PORTION OF THE FUND TO EACH MANAGER, INCLUDING HIMSELF. EACH PORTFOLIO MANAGER IS LIMITED TO THE MANAGEMENT OF HIS OR HER PORTION OF THE FUND, THE SIZE OF THE PORTION, WHICH MR. LAYMAN DETERMINES ON AN ANNUAL BASIS. THE PORTFOLIO MANAGERS DO NOT OPERATE INDEPENDENTLY OF EACH OTHER, RATHER, THE TEAM OPERATES COLLABORATIVELY, COMMUNICATING PURCHASES OR SALES OF SECURITIES ON BEHALF OF THE FUND. SEE PORTFOLIO MANAGERS' BIOGRAPHICAL INFORMATION BEGINNING ON PAGE 125.



Q. HOW DID THE GE INSTITUTIONAL INTERNATIONAL EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED SEPTEMBER 30, 2008?

A. For the twelve-month period ended September 30, 2008, the GE Institutional International Equity Fund returned -26.41% for the Investment Class shares and -26.60% for the Service Class shares. The MSCI EAFE Index, the Fund's benchmark, returned -30.50% and the Fund's Lipper peer group of 228 International Large-Cap Core funds returned an average of -30.65% for the same period.


Q.  WHAT MARKET CONDITIONS IMPACTED
    FUND PERFORMANCE?

A. The rapidly expanding problem in the global financial system has taken its toll on market confidence and the economic growth outlook. In the face of a slowing economy and declining earnings, stocks have been weaker across the board with almost all stocks selling off, regardless of fundamentals.


Q.  WHAT DOMESTIC OR WORLD EVENTS HAD A MAJOR IMPACT ON THE FINANCIAL MARKETS?

A. Starting in 4TH quarter of 2007, the worsening condition of the US financial sector saw its effects spread from local to global markets very rapidly. Also beset by rising inflation and slower growth, the declining liquidity in the world's financial system prompted a major fall in global stock.


Q.  WHICH STOCKS AND SECTORS SIGNIFICANTLY AFFECTED FUND PERFORMANCE?

A. Substantial positive attribution was derived from stock selection in Materials and Financial stocks. Agricultural chemicals outperformed other sectors benefiting from strong demand and price appreciation while the deteriorating financial environment emphasized the separation between vulnerable and healthy companies. Banking stocks held in the portfolio figured in both the top and bottom contributors while companies vulnerable to the economic cycle tended to lag.



[PHOTO OF RALPH R. LAYMAN OMITTED.]

International Equity Fund                                                    Q&A
--------------------------------------------------------------------------


Q.  DID THE WEIGHTINGS/COUNTRY ALLOCATION OF THE FUND CHANGE? WHY?

A. The Fund was substantially underweight in financials at the start of the period, and positions in what portfolio management believed to be the highest quality and least vulnerable companies were increased over the last 12 months. Deposit-based banks and institutions with minimal exposure to risky credits were preferred. Also, we have reduced the overweight in more cyclical industrial, materials and energy companies that may face a less buoyant market as global growth slows. Indiscriminate selling in the market has allowed us to add to high quality defensive food and beverage companies at very attractive valuations.


Q.  WHAT WERE THE MAJOR BUYS AND SELLS FOR THE PAST TWELVE-MONTH PERIOD, AND
    WHY?

A. SELLS: Ibiden (Japan - technology), which saw set backs in its core flip-chip business and delays in its exciting diesel emissions filter technology. Telenor (Norway - telecom) was trimmed as growth in emerging markets activities slowed while domestic competition intensified.

    BUYS: Essilor (France), the world's leading manufacturer of eyeglass lenses was added for its technological superiority and dominant share, while existing positions in Swiss companies Roche (healthcare) and Nestle (foods) were significantly increased in response to excellent performance and outlook despite a significant global slowdown.

International Equity Fund
--------------------------------------------------------------------------------
                                              Understanding Your Fund's Expenses



As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2008.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.



APRIL 1, 2008 - SEPTEMBER 30, 2008

---------------------------------------------------------------------------------------------------------------------------
                               ACCOUNT VALUE AT THE               ACCOUNT VALUE AT THE                  EXPENSES PAID
                            BEGINNING OF THE PERIOD ($)           END OF THE PERIOD ($)            DURING THE PERIOD ($)*
---------------------------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**
---------------------------------------------------------------------------------------------------------------------------

     Investment Class                1,000.00                             780.02                             2.63

     Service Class                   1,000.00                             779.13                             3.83

---------------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
---------------------------------------------------------------------------------------------------------------------------

     Investment Class                1,000.00                           1,022.07                             2.78

     Service Class                   1,000.00                           1,020.84                             4.04
---------------------------------------------------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.55% FOR INVESTMENT CLASS SHARES AND 0.80% FOR SERVICE CLASS SHARES, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 183/366 (TO REFLECT THE ONE-HALF YEAR PERIOD).

**  ACTUAL FUND RETURNS FOR SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2008 WERE AS
    FOLLOWS: -22.00% FOR INVESTMENT CLASS SHARES, AND -22.09% FOR SERVICE CLASS SHARES.

International Equity Fund
--------------------------------------------------------------------------------

INVESTMENT PROFILE

A mutual fund designed for investors who seek long-term growth of capital by investing at least 80% of its net assets in equity securities under normal circumstances. The Fund invests primarily in companies in developed and developing countries outside the United States.

LIPPER PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

International Large-Cap Core Peer Group

Based on average annual total returns for the periods ended 9/30/08

                                            ONE YEAR    FIVE YEAR    TEN YEAR
--------------------------------------------------------------------------------

Number of Funds in peer group:                228          173         100
--------------------------------------------------------------------------------
Peer group average annual total return:    -30.65%        8.68%       4.50%
--------------------------------------------------------------------------------

Lipper categories in Peer group: International Large-Cap Core


TEN LARGEST HOLDINGS AS OF SEPTEMBER 30, 2008
as a % of Market Value
================================================================================

 Nestle S.A. (Regd.)                                     3.52%
--------------------------------------------------------------------------------
 Roche Holding AG                                        3.48%
--------------------------------------------------------------------------------
 BNP Paribas                                             2.88%
--------------------------------------------------------------------------------
 Nomura Holdings, Inc.                                   2.63%
--------------------------------------------------------------------------------
 Groupe Danone                                           2.60%
--------------------------------------------------------------------------------
 Mitsubishi UFJ Financial Group, Inc.                    2.57%
--------------------------------------------------------------------------------
 Vodafone Group PLC                                      2.27%
--------------------------------------------------------------------------------
 Diageo PLC                                              2.19%
--------------------------------------------------------------------------------
 Bayer AG                                                2.03%
--------------------------------------------------------------------------------
 Sony Financial Holdings Inc.                            1.95%
================================================================================



--------------------------------------------------------------------------------
CHANGE IN VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------


INVESTMENT CLASS SHARES
================================================================================

[Line chart omitted -- plot points are as follows:]

                            International Equity Fund            MSCI EAFE Index
     09/98                         $10,000.00                      $10,000.00
     09/99                          12,950.03                       13,095.40
     09/00                          14,455.47                       13,511.83
     09/01                          10,222.68                        9,635.25
     09/02                           8,587.40                        8,139.00
     09/03                          10,737.92                       10,255.82
     09/04                          13,049.90                       12,520.40
     09/05                          16,476.87                       15,750.01
     09/06                          19,836.11                       18,767.82
     09/07                          26,796.43                       23,434.43
     09/08                          19,720.54                       16,287.82

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED SEPTEMBER 30, 2008
--------------------------------------------------------------------------------

INVESTMENT CLASS SHARES (Inception date: 11/25/97)
--------------------------------------------------------------------------------

                              ONE      FIVE      TEN      ENDING VALUE OF A
                             YEAR      YEAR     YEAR    $10,000 INVESTMENT (A)
--------------------------------------------------------------------------------
International
 Equity Fund                -26.41%   12.93%    7.03%         $19,721
--------------------------------------------------------------------------------
MSCI EAFE Index             -30.50%    9.69%    5.00%         $16,288



SERVICE CLASS SHARES
================================================================================


[Line chart omitted -- plot points are as follows:]

                             International Equity Fund         MSCI EAFE Index
     01/03/01                       $10,000.00                   $10,000.00
     03/01                            8,821.46                     8,626.76
     09/01                            7,343.89                     7,327.60
     03/02                            8,180.19                     7,878.46
     09/02                            6,144.04                     6,189.71
     03/03                            5,908.57                     6,047.93
     09/03                            7,667.61                     7,799.55
     03/04                            9,231.93                     9,527.81
     09/04                            9,295.78                     9,521.76
     03/05                           10,581.21                    10,962.29
     09/05                           11,716.89                    11,977.88
     03/06                           13,838.51                    13,638.08
     09/06                           14,062.61                    14,272.92
     03/07                           16,213.88                    16,392.57
     09/07                           18,949.55                    17,821.87
     03/08                           17,852.50                    15,951.95
     09/08                           13,909.43                    12,386.88


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED SEPTEMBER 30, 2008
--------------------------------------------------------------------------------

SERVICE CLASS SHARES (Inception date: 01/03/01)
--------------------------------------------------------------------------------

                           ONE     FIVE       SINCE          ENDING VALUE OF A
                          YEAR     YEAR     INCEPTION     $10,000 INVESTMENT (A)
--------------------------------------------------------------------------------
International
 Equity Fund            -26.60%   12.65%      4.35%              $13,909
--------------------------------------------------------------------------------
MSCI EAFE Index         -30.50%    9.69%      2.80%*             $12,387
================================================================================


REGIONAL ALLOCATION AS OF SEPTEMBER 30, 2008
================================================================================

Portfolio Composition as a % of the Market Value of $1,915,373 (in thousands) as of September 30, 2008


[Pie chart omitted -- plot points are as follows:]

Continental Europe                                         48.1%
Japan                                                      20.1%
United Kingdom                                             14.7%
United States                                               4.1%
Emerging Asia                                               3.8%
Pacific Rim                                                 3.3%
Latin America                                               3.2%
Emerging Europe                                             1.8%
Canada                                                      0.9%

(A) ENDING VALUE OF A $10,000 INVESTMENT FOR THE TEN-YEAR PERIOD OR SINCE INCEPTION, WHICHEVER IS LESS.

* INDEX RETURNS ARE NOT AVAILABLE FROM THE FUND'S INCEPTION DATE AND THEREFORE ARE CALCULATED FROM THE MONTH END NEAREST TO THE FUND'S INCEPTION DATE.

SEE NOTES TO PERFORMANCE BEGINNING ON PAGE 1 FOR FURTHER INFORMATION.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

INTERNATIONAL EQUITY FUND

Schedule of Investments                                       September 30, 2008
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                 NUMBER
                                                OF SHARES          VALUE
--------------------------------------------------------------------------------

COMMON STOCK -- 94.1%
--------------------------------------------------------------------------------

AUSTRALIA -- 1.6%

Brambles Ltd. ................................    3,261,293    $ 20,312,044
Paladin Energy Ltd. ..........................    3,510,815      10,830,472(a)
                                                                 31,142,516

BRAZIL -- 1.7%

Cia Vale do Rio Doce ADR .....................    1,312,218      23,226,259
Petroleo Brasileiro S.A. ADR .................      273,840      10,247,093
                                                                 33,473,352

CANADA -- 0.8%

Cameco Corp. .................................      149,420       3,240,806
Potash Corporation of
   Saskatchewan ..............................      101,668      13,193,330
                                                                 16,434,136

CHINA -- 0.1%

China COSCO Holdings
   Company Ltd. ..............................    1,937,690       1,766,551

DENMARK -- 0.5%

Group 4 Securicor PLC ........................    2,463,826       8,930,168

FINLAND -- 1.8%

Nokia Oyj ....................................    1,902,945      35,413,232

FRANCE -- 16.4%

Alstom S.A ...................................      146,323      11,082,433
AXA S.A ......................................      584,157      19,079,223
BNP Paribas ..................................      579,039      55,149,940(h)
Cie Generale d'Optique Essilor
   International S.A .........................      432,494      21,552,721
Credit Agricole S.A ..........................    1,340,458      25,759,245
GDF Suez .....................................      429,257      22,282,683
Groupe Danone ................................      703,538      49,791,609
LVMH Moet Hennessy
   Louis Vuitton S.A .........................      103,691       9,083,045
Renault S.A ..................................       17,402       1,106,536
Total S.A ....................................      468,305      28,385,826
Unibail-Rodamco (REIT) .......................       55,107      11,124,864
Veolia Environnement .........................      849,235      34,860,319
Vinci S.A ....................................      274,982      12,927,084
Vivendi ......................................      553,608      17,317,169
                                                                319,502,697


--------------------------------------------------------------------------------
                                                 NUMBER
                                                OF SHARES          VALUE
--------------------------------------------------------------------------------

GERMANY -- 9.0%

Adidas AG ....................................      280,697    $ 14,961,209
Allianz SE (Regd.) ...........................        5,188         709,674
Bayer AG .....................................      532,213      38,890,530
Daimler AG (Regd.) ...........................      155,231       7,690,428
E.ON AG ......................................      672,541      33,777,863(h)
Linde AG .....................................      249,643      26,598,651
Metro AG .....................................      235,562      11,786,118
RWE AG .......................................       64,962       6,179,398
Siemens AG (Regd.) ...........................      376,314      35,022,896
                                                                175,616,767

GREECE -- 0.2%

Hellenic Telecommunications
   Organization S.A ..........................      244,829       4,390,945

HONG KONG -- 0.4%

Sun Hung Kai Properties Ltd. .................      792,035      8,162,269

INDIA -- 1.4%

ICICI Bank Ltd. ..............................    1,067,919      12,401,333
Larsen & Toubro Ltd. .........................      270,395      14,222,553
                                                                 26,623,886

ITALY -- 3.3%

Intesa Sanpaolo S.p.A ........................    4,079,047      22,382,839
Saipem S.p.A .................................      844,268      25,204,860
UniCredit S.p.A ..............................    4,715,045      17,591,725
                                                                 65,179,424

JAPAN -- 19.8%

Asahi Glass Company Ltd. .....................      960,035       8,454,406
Bank of Yokohama Ltd. ........................    1,736,768       8,618,312
East Japan Railway Co. .......................        4,019      30,025,866
Komatsu Ltd. .................................      124,734       2,045,737
Mitsubishi Estate Company Ltd. ...............    1,699,857      33,555,873
Mitsubishi Heavy Industries Ltd. .............    4,685,000      20,385,639
Mitsubishi UFJ Financial Group, Inc. .........    5,644,998      49,313,888
Nidec Corp. ..................................      156,622       9,652,429
Nintendo Company Ltd. ........................       64,493      27,405,195
Nomura Holdings, Inc. ........................    3,848,775      50,316,814
Shiseido Company Ltd. ........................    1,641,000      36,813,371
Sony Financial Holdings Inc. .................        9,451      37,276,657
Sumitomo Metal Industries Ltd. ...............    5,945,000      18,463,376
Sumitomo Realty & Development
   Company Ltd. ..............................      293,000       6,392,587
Toray Industries Inc. ........................    4,819,992      22,669,454
Toyota Motor Corp. ...........................      570,465      24,432,438
                                                                385,822,042

MEXICO -- 1.1%

America Movil SAB de C.V
   ADR (Series L) ............................      461,010      21,372,424



See Notes to Schedules of Investments on page 85 and Notes to Financial Statements on page 102.

INTERNATIONAL EQUITY FUND

Schedule of Investments                                       September 30, 2008
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                 NUMBER
                                                OF SHARES          VALUE
--------------------------------------------------------------------------------

NETHERLANDS -- 1.4%

Koninklijke Philips Electronics N.V ..........    1,001,868  $  27,122,429

NORWAY -- 2.1%

Acergy S.A ...................................      571,248       5,738,280
Orkla ASA ....................................      920,265       8,415,147
Telenor ASA ..................................    2,088,517      25,842,858
                                                                 39,996,285

RUSSIA -- 0.5%

Gazprom OAO ADR ..............................      326,208      10,096,138

SINGAPORE -- 1.2%

CapitaLand Ltd. ..............................    2,951,000       6,464,700
Singapore Telecommunications Ltd. ............    7,238,631      16,628,321
                                                                 23,093,021

SOUTH AFRICA -- 1.3%

Anglo Platinum Ltd. ..........................       44,145       4,027,089
MTN Group Ltd. ...............................    1,496,005      21,117,881
                                                                 25,144,970

SOUTH KOREA -- 1.2%

Kookmin Bank .................................      247,425      11,187,040(r)
Samsung Electronics Company Ltd. .............       25,920      11,877,928
                                                                 23,064,968

SPAIN -- 2.2%

ACS Actividades de Construccion
   y Servicios S.A ..........................       145,339       5,870,826
Banco Santander S.A. (Regd.) ................     2,419,134      36,192,103
                                                                 42,062,929

SWEDEN -- 0.3%

Sandvik AB ...................................      529,827       5,573,669

SWITZERLAND -- 10.1%

ABB Ltd. (Regd.) .............................    1,291,396      25,091,051
Credit Suisse Group AG (Regd.) ...............      196,677       9,209,366
Nestle S.A. (Regd.) ..........................    1,556,659      67,451,916
Roche Holding AG .............................      425,278      66,748,941
Swatch Group AG ..............................       85,808      15,880,520
Syngenta AG ..................................       58,906      12,455,011
                                                                196,836,805

TAIWAN -- 1.2%

Taiwan Semiconductor
   Manufacturing Company Ltd. ................   13,309,588      22,343,840


--------------------------------------------------------------------------------
                                                 NUMBER
                                                OF SHARES          VALUE
--------------------------------------------------------------------------------

UNITED KINGDOM -- 14.5%

BG Group PLC .................................    1,520,366  $   27,644,751
BHP Billiton PLC .............................    1,240,993      28,186,410(h)
Diageo PLC ...................................    2,454,202      41,975,662
Group 4 Securicor PLC ........................    2,488,682       9,022,917
Lloyds TSB Group PLC .........................    7,736,469      31,167,810
National Grid PLC ............................    1,249,557      15,901,776
Prudential PLC ...............................    2,776,771      25,384,039
Rio Tinto PLC (Regd.) ........................      219,220      13,793,676
Royal Bank of Scotland Group PLC .............    6,777,912      21,921,518
Tesco PLC ....................................    3,474,788      24,229,602(h)
Vodafone Group PLC ...........................   19,600,326      43,397,897
                                                                282,626,058

TOTAL COMMON STOCK
   (COST $2,167,987,629) .....................                1,831,791,521


--------------------------------------------------------------------------------
PREFERRED STOCK -- 0.3%
--------------------------------------------------------------------------------


ROAD & RAIL

All America Latina Logistica S.A.
   (COST $10,345,925) ........................      844,400       5,690,764


--------------------------------------------------------------------------------
OTHER INVESTMENTS -- 0.0%*
--------------------------------------------------------------------------------

GEI Investment Fund
   (COST $442,011) ...........................                      327,088(k)


TOTAL INVESTMENTS IN SECURITIES
   (COST $2,178,775,565) .....................                1,837,809,373


--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 4.0%
--------------------------------------------------------------------------------

GE Money Market Fund
   Institutional Class
2.11% ........................................                   77,563,593(d,n)
   (COST $77,563,593)


TOTAL INVESTMENTS
   (COST $2,256,339,158) .....................                1,915,372,966


OTHER ASSETS AND LIABILITIES,
   NET-- 1.6% ................................                   30,866,932
                                                             --------------


NET ASSETS-- 100.0% ..........................               $1,946,239,898
                                                             ==============


See Notes to Schedules of Investments on page 85 and Notes to Financial Statements on page 102.

INTERNATIONAL EQUITY FUND

Schedule of Investments                                       September 30, 2008
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

OTHER INFORMATION
--------------------------------------------------------------------------------

The GE Institutional International Equity had the following long futures contracts open at September 30, 2008:

                                    NUMBER       CURRENT     UNREALIZED
                     EXPIRATION       OF        NOTIONAL    APPRECIATION/
DESCRIPTION             DATE       CONTRACTS      VALUE     DEPRECIATION
--------------------------------------------------------------------------------

Topix Index
  Futures          December 2008      7         $716,055      $(6,615)



The GE Institutional International Equity had the following Short futures contracts open at September 30, 2008:


                                    NUMBER       CURRENT     UNREALIZED
                     EXPIRATION       OF        NOTIONAL    APPRECIATION/
DESCRIPTION             DATE       CONTRACTS      VALUE     DEPRECIATION
--------------------------------------------------------------------------------

DJ Euro Stoxx
  50 Index
  Futures          December 2008     40        $(1,720,416)     $17,779
FTSE 100 Index
  Futures          December 2008      9           (797,771)       2,738
                                                                -------
                                                                $13,902
                                                                =======


The GE Institutional International Equity was invested in the following sectors at September 30, 2008:


                                        PERCENTAGE (BASED ON
SECTOR                                      MARKET VALUE)
--------------------------------------------------------------------------------

Commercial Banks                                15.23%
Food Products                                    6.12%
Pharmaceuticals                                  5.52%
Oil, Gas & Consumable Fuels                      4.72%
Metals & Mining                                  4.58%
Wireless Telecommunication Services              4.48%
Insurance                                        4.30%
Multi-Utilities                                  4.14%
Short-Term                                       4.05%
Chemicals                                        3.91%
Industrial Conglomerates                         3.68%
Capital Markets                                  3.11%
Real Estate Management & Development             2.85%
Diversified Telecommunication Services           2.45%
Beverages                                        2.19%
Textiles Apparel & Luxury Goods                  2.08%
Commercial Services & Supplies                   2.00%


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Personal Products                                1.92%
Electrical Equipment                             1.89%
Food & Staples Retailing                         1.88%
Road & Rail                                      1.87%
Communications Equipment                         1.85%
Semiconductors & Semiconductor Equipment         1.79%
Electric Utilities                               1.76%
Automobiles                                      1.74%
Construction & Engineering                       1.72%
Energy Equipment & Services                      1.62%
Machinery                                        1.46%
Software                                         1.43%
Healthcare Equipment & Supplies                  1.13%
Media                                            0.90%
Real Estate Investment Trusts (Reits)            0.58%
Electronic Equipment, Instruments & Components   0.50%
Building Products                                0.44%
Marine                                           0.09%
Other Investments                                0.02%
                                             ---------
                                               100.00%
                                             =========




See Notes to Schedules of Investments on page 85 and Notes to Financial Statements on page 102.

Premier Growth Equity Fund
--------------------------------------------------------------------------------


THE PREMIER GROWTH EQUITY FUND IS MANAGED BY DAVID B. CARLSON. SEE PORTFOLIO MANAGERS' BIOGRAPHICAL INFORMATION BEGINNING ON PAGE 125.


Q. HOW DID THE GE INSTITUTIONAL PREMIER GROWTH EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED SEPTEMBER 30, 2008?

A. For the twelve-month period ended September 30, 2008, the GE Institutional Premier Growth Equity Fund returned -14.62% for the Investment Class shares and -15.30% for the Service Class shares. The S&P 500 Index, the Fund's benchmark, returned -21.98% and the Fund's Lipper peer group of 769 Large-Cap Growth funds returned an average of -22.94% for the same period.


Q.  WHAT MARKET CONDITIONS IMPACTED
    FUND PERFORMANCE?

A. US equities saw the best of times and the worst of times during the 12-month period. While the S&P 500 index reached an all time high in October 2007, it began a long retreat amid mounting inflation pressures, deterioration in housing and employment, and a worsening credit crisis. During the 12-month period, commodity prices skyrocketed, and oil peaked at approximately $145 a barrel in July of 2008 before falling sharply amid fears of slowing global economic growth. The dollar began to strengthen as oil fell and investors sought the relative security of U.S. Treasury securities. Growth fears began to trump inflation concerns and these conditions set off a rotation away from materials, energy and industrials, and into defensive sectors like staples and health care. The financials retreated amid locked-up credit markets and massive write-downs of poor performing mortgages and mortgage related securities.

    Only the defensive consumer staples sector (+0.7%) managed a positive return in the face of stiff headwinds, with health care (-12%) as the next-best performing sector. While the inflationary energy and materials sectors outperformed the first nine months as commodities climbed, they suffered in the last quarter in the sharp commodities reversal. Energy and materials returned -14% and -21%, respectively, for the year. Similarly, utilities (-14%) outperformed the market, doing well initially but underperforming as funding costs increased during the last quarter. The worst-performing sector was financials (-39%), followed by telecommunications (-33%), industrials (-25%), technology (-23%) and consumer discretionary (-22%). While the credit crisis battered financials the most, the other sectors all suffered amid concerns of slowing economic growth and the fragile consumer.


Q.  WHAT WERE THE PRIMARY DRIVERS OF
    FUND PERFORMANCE?

A. Strong stock selection has benefited the Fund during a difficult year where each S&P 500 sector -- except for consumer staples -- suffered double digit percent-declines. Our traditional focus on high-quality growth companies has paid off, with strong contributions coming from the growth-oriented sectors comprising the majority of the Fund's market capitalization, including information technology, consumer discretionary and health care. The Fund's technology holdings (-15%) significantly outperformed the S&P 500 index's technology sector (-23%), driven by relative strength in Western Union (+18%), Intuit (+4%) and Qualcomm (+3%). In fact, these three holdings



[PHOTO OF DAVID B. CARLSON OMITTED.]

--------------------------------------------------------------------------   Q&A

    were among the top five contributors to relative performance during the period. Within consumer discretionary, our media and specialty retailers outperformed, including Liberty Media (0%), and Bed, Bath & Beyond (-8%). We have long held that media stocks are less economically sensitive than the rest of the consumer discretionary sector -- as we believe their broadcast, telephone and Internet services aren't likely to be turned off during an economic downturn. The market seems to agree. We have also dodged many of the credit-related land mines in financials this year with our underweight positioning in mortgage- and credit-related companies, as well as strong stock selection in insurance (e.g., AFLAC +5%) and capital markets (e.g., State Street, down 15%, fell less than its peer group -- the S&P capital markets industry fell 44% during the year).

    While stock selection was strong and broad-based, the greatest detractor from performance this year was our underweight in consumer staples. As mentioned above, the defensive staples have turned in the best relative performance in the S&P 500 index, in an anxious investing environment. In addition, our sole consumer staples holding, PepsiCo (-0.5%), suffered margin pressures, although it has bounced back in the most recent quarter as commodities moderated. However, we did add to our PepsiCo position during the year, as we liked the strength of Pepsi's brands and its global growth prospects.
    Within energy, our oil services holdings (-17%) underperformed the benchmark energy sector (-14%), negatively affecting returns. Other stocks that weighed on relative performance included, commercial real estate broker, CB Richard Ellis (-52%), specialty metals producer, Allegheny Technologies (-64%), UnitedHealth (we eliminated the holding before it dropped 48%) and eBay (-43%).


Q.  WERE THERE ANY SIGNIFICANT CHANGES TO THE FUND OVER THE PERIOD?

A. There were no significant changes in the Fund during the period, and we ended the period with 36 holdings in the portfolio. We continued to favor companies we believe can weather an economic slowdown-- high quality leaders with double-digit earnings growth prospects. Our bottom-up process has led us to overweights in technology, consumer discretionary (with a focus in media and specialty retail) and health care. Technology stocks make up about 32% of the portfolio, with consumer discretionary and health care at about 15% each. In 2008, we initiated positions in two healthcare companies, Genentech in the biotech space and VCA Antech in the area of animal health. We also initiated a position in specialty metals company, Allegheny Technologies -- a company that stands to benefit from the trend towards lighter, more fuel-efficient aircraft.

    While we are concerned about the market's ability to move higher in the absence of credit and liquidity, we have been taking advantage of some of the market volatility to add to the core holdings we want to hold for the next three to five years. Down markets are difficult to bear, but we are pleased with the degree of down-market protection the Premier Growth Fund has provided this year. We believe that high quality growth companies will have the ability to outperform as we navigate a recession. We continue to focus on fundamental, bottom-up stock selection with the objective to identify high-quality companies that, based on our analysis, have the ability to produce double-digit earnings growth for the foreseeable future. We believe these characteristics will lead to strong performance over the long term.

Premier Growth Equity Fund
--------------------------------------------------------------------------------
                                              Understanding Your Fund's Expenses



As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2008.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.



APRIL 1, 2008 - SEPTEMBER 30, 2008

---------------------------------------------------------------------------------------------------------------------------
                               ACCOUNT VALUE AT THE               ACCOUNT VALUE AT THE                  EXPENSES PAID
                            BEGINNING OF THE PERIOD ($)           END OF THE PERIOD ($)            DURING THE PERIOD ($)*
---------------------------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**
---------------------------------------------------------------------------------------------------------------------------

     Investment Class                1,000.00                             944.83                             1.89

     Service Class                   1,000.00                             943.56                             3.16

---------------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
---------------------------------------------------------------------------------------------------------------------------

     Investment Class                1,000.00                           1,022.95                             1.87

     Service Class                   1,000.00                           1,021.73                             3.13
---------------------------------------------------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.37% FOR INVESTMENT CLASS SHARES AND 0.62% FOR SERVICE CLASS SHARES, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 183/366 (TO REFLECT THE ONE-HALF YEAR PERIOD).
**   ACTUAL FUND RETURNS FOR SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2008 WERE AS
     FOLLOWS: -5.52% FOR INVESTMENT CLASS SHARES, AND -5.64% FOR SERVICE CLASS SHARES.

Premier Growth Equity Fund
--------------------------------------------------------------------------------

INVESTMENT PROFILE

A mutual fund designed for investors who seek long-term growth of capital and future income by investing at least 80% of its net assets in equity securities under normal circumstances. The Fund invests primarily in a limited number of large- and medium-sized companies that the portfolio manager believes have above-average growth histories and/or growth potential. In recent periods, the Fund has tended to emphasize larger companies.

LIPPER PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

Large-Cap Growth Peer Group

Based on average annual total returns for the periods ended 9/30/08

                                              ONE YEAR     FIVE YEAR
--------------------------------------------------------------------------------
Number of Funds in peer group:                   769          538
--------------------------------------------------------------------------------
Peer group average annual total return:        -22.94%       3.25%
--------------------------------------------------------------------------------


Lipper categories in Peer group: Large-Cap Growth


TEN LARGEST HOLDINGS AS OF SEPTEMBER 30, 2008
as a % of Market Value
================================================================================
 Intuit, Inc.                                            4.55%
--------------------------------------------------------------------------------

 Western Union Co.                                       4.45%
--------------------------------------------------------------------------------
 PepsiCo, Inc.                                           4.25%
--------------------------------------------------------------------------------
 QUALCOMM Inc.                                           4.13%
--------------------------------------------------------------------------------
 Liberty Media Corp - Entertainment (Series A)           3.99%
--------------------------------------------------------------------------------
 Cisco Systems, Inc.                                     3.69%
--------------------------------------------------------------------------------
 Comcast Corp. (Class A)                                 3.63%
--------------------------------------------------------------------------------
 Schlumberger Ltd.                                       3.49%
--------------------------------------------------------------------------------
 Transocean, Inc.                                        3.42%
--------------------------------------------------------------------------------
 Paychex, Inc.                                           3.34%
================================================================================


--------------------------------------------------------------------------------
CHANGE IN VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------


INVESTMENT CLASS SHARES
--------------------------------------------------------------------------------


[Line chart omitted -- plot points are as follows:]

                        Premier Growth Equity Fund             S&P 500 Index
     10/29/99                   $10,000.00                       $10,000.00
     09/00                       11,462.36                        10,647.30
     09/01                        8,759.44                         7,808.89
     09/02                        7,405.86                         6,208.85
     09/03                        9,384.24                         7,726.29
     09/04                       10,021.89                         8,798.16
     09/05                       11,020.84                         9,876.06
     09/06                       11,623.45                        10,942.25
     09/07                       13,369.45                        12,741.41
     09/08                       11,414.41                         9,941.38


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED SEPTEMBER 30, 2008
--------------------------------------------------------------------------------

INVESTMENT CLASS SHARES (Inception date: 10/29/99)
--------------------------------------------------------------------------------

                          ONE      FIVE      SINCE         ENDING VALUE OF A
                         YEAR      YEAR    INCEPTION     $10,000 INVESTMENT (A)
--------------------------------------------------------------------------------

Premier Growth
 Equity Fund           -14.62%    3.99%     1.49%             $11,414
--------------------------------------------------------------------------------
S&P 500 Index          -21.98%    5.17%    -0.07%*            $9,941
================================================================================


SERVICE CLASS SHARES
================================================================================


[Line chart omitted -- plot points are as follows:]

                          Premier Growth Equity Fund             S&P 500 Index
     01/03/01                     $10,000.00                      $10,000.00
     03/01                          9,400.97                        8,815.97
     09/01                          8,173.91                        7,958.49
     03/02                          9,564.32                        8,834.09
     09/02                          6,892.50                        6,327.80
     03/03                          7,234.48                        6,646.95
     09/03                          8,716.24                        7,874.30
     03/04                          9,561.82                        8,982.83
     09/04                          9,290.01                        8,966.71
     03/05                          9,754.97                        9,583.92
     09/05                         10,185.05                       10,065.26
     03/06                         10,728.57                       10,708.07
     09/06                         10,718.75                       11,151.87
     03/07                         11,265.53                       11,975.25
     09/07                         12,295.98                       12,985.49
     03/08                         11,037.27                       11,367.28
     09/08                         10,414.37                       10,131.82


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED SEPTEMBER 30, 2008
--------------------------------------------------------------------------------

SERVICE CLASS SHARES (Inception date: 01/03/01)
--------------------------------------------------------------------------------

                          ONE      FIVE      SINCE         ENDING VALUE OF A
                         YEAR      YEAR    INCEPTION     $10,000 INVESTMENT (A)
--------------------------------------------------------------------------------
Premier Growth
 Equity Fund           -15.30%    3.62%     0.53%              $10,414
--------------------------------------------------------------------------------
S&P 500 Index        -21.98%    5.17%   0.17%*   $10,132
================================================================================



SECTOR ALLOCATION AS OF SEPTEMBER 30, 2008
================================================================================

Portfolio Composition as a % of the Market Value of $271,635
(in thousands) as of September 30, 2008


[Pie chart omitted -- plot points are as follows:]

Information Technology                               33.9%
Consumer Discretionary                               18.6%
Healthcare                                           13.5%
Financials                                           12.1%
Energy                                                6.9%
Consumer Staples                                      4.3%
Materials                                             3.3%
Industrials                                           3.2%
Telecommunication Services                            2.2%
Short-Term                                            1.9%
Other Investments                                     0.1%

(A) ENDING VALUE OF A $10,000 INVESTMENT FOR THE TEN-YEAR PERIOD OR SINCE INCEPTION, WHICHEVER IS LESS.

* INDEX RETURNS ARE NOT AVAILABLE FROM THE FUND'S INCEPTION DATE AND THEREFORE ARE CALCULATED FROM THE MONTH END NEAREST TO THE FUND'S INCEPTION DATE.

SEE NOTES TO PERFORMANCE BEGINNING ON PAGE 1 FOR FURTHER INFORMATION.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

PREMIER GROWTH EQUITY FUND

Schedule of Investments                                       September 30, 2008
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           PREMIER GROWTH EQUITY FUND
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                 NUMBER
                                                OF SHARES          VALUE
--------------------------------------------------------------------------------

COMMON STOCK -- 98.2%
--------------------------------------------------------------------------------


BEVERAGES -- 4.3%

PepsiCo, Inc. ................................      162,143  $   11,555,932

BIOTECHNOLOGY -- 5.0%

Amgen, Inc. ..................................      151,567       8,983,376(a)
Genentech, Inc. ..............................       52,874       4,688,866(a)
                                                                 13,672,242

CAPITAL MARKETS -- 5.0%

Goldman Sachs Group, Inc. ....................       39,477       5,053,056
State Street Corp. ...........................      148,042       8,420,629(e)
                                                                 13,473,685

CHEMICALS -- 2.7%

Monsanto Co. .................................       73,317       7,256,917

COMMERCIAL SERVICES & SUPPLIES -- 1.8%

Iron Mountain, Inc. ..........................      200,915       4,904,335(a)

COMMUNICATIONS EQUIPMENT -- 11.0%

Cisco Systems, Inc. ..........................      444,129      10,019,550(a,h)
Corning Inc. .................................      273,527       4,277,962
QUALCOMM Inc. ................................      260,839      11,208,252
Research In Motion Ltd. ......................       63,447       4,333,430(a)
                                                                 29,839,194

DIVERSIFIED FINANCIAL SERVICES -- 2.7%

CME Group Inc. ...............................       19,740       7,333,607

ELECTRONIC EQUIPMENT, INSTRUMENTS &
COMPONENTS -- 2.2%

Molex Inc. (Class A) .........................      286,922       5,970,847

ENERGY EQUIPMENT & SERVICES -- 6.9%

Schlumberger Ltd. ............................      121,254       9,468,725
Transocean, Inc. .............................       84,596       9,292,025
                                                                 18,760,750

HEALTHCARE EQUIPMENT & SUPPLIES -- 3.2%

Medtronic, Inc. ..............................      172,717       8,653,122


--------------------------------------------------------------------------------
                                                 NUMBER
                                                OF SHARES          VALUE
--------------------------------------------------------------------------------

HEALTHCARE PROVIDERS & SERVICES -- 2.8%

Lincare Holdings, Inc. .......................      157,913  $    4,751,602(a)
VCA Antech, Inc. .............................       95,168       2,804,601(a)
                                                                  7,556,203

HOTELS RESTAURANTS & LEISURE -- 3.1%

Carnival Corp. ...............................      236,165       8,348,433

INSURANCE -- 2.6%

Aflac Inc. ...................................      117,732       6,916,755(h)

INTERNET SOFTWARE & SERVICES -- 2.0%

eBay, Inc. ...................................      243,214       5,443,129(a)

IT SERVICES -- 7.8%

Paychex, Inc. ................................      274,937       9,081,169
Western Union Co. ............................      489,954      12,087,165
                                                                 21,168,334

MACHINERY -- 3.2%

Dover Corp. ..................................      217,131       8,804,662

MEDIA -- 10.1%

Comcast Corp. (Class A) ......................      500,526       9,870,373
Liberty Global, Inc. (Series C) ..............      242,509       6,812,078(a)
Liberty Media Corp -
   Entertainment (Series A) ..................      433,555      10,825,868(a)
                                                                 27,508,319

METALS & MINING -- 0.7%

Allegheny Technologies Inc. ..................       61,331       1,812,331

PHARMACEUTICALS -- 2.5%

Johnson & Johnson ............................       98,695       6,837,590

REAL ESTATE MANAGEMENT & DEVELOPMENT -- 1.9%

CB Richard Ellis Group, Inc. .................
   (Class A) .................................      377,158       5,042,602(a)

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 1.5%

Analog Devices, Inc. .........................      157,208       4,142,431

SOFTWARE -- 7.6%

Intuit, Inc. .................................      391,257      12,367,634(a)
Microsoft Corp. ..............................      313,710       8,372,920(h)
                                                                 20,740,554


See Notes to Schedules of Investments on page 85 and Notes to Financial Statements on page 102.

PREMIER GROWTH EQUITY FUND

Schedule of Investments                                       September 30, 2008
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                 NUMBER
                                                OF SHARES          VALUE
--------------------------------------------------------------------------------

SPECIALTY RETAIL -- 5.4%

Bed Bath & Beyond, Inc. ......................      285,511  $    8,967,901(a,h)
Lowe's Companies, Inc. .......................      236,164       5,594,725
                                                                 14,562,626

WIRELESS TELECOMMUNICATION SERVICES -- 2.2%

American Tower Corp. (Class A) ...............      165,666       5,959,006(a)

TOTAL COMMON STOCK
   (COST $285,082,972) .......................                  266,263,606


--------------------------------------------------------------------------------
OTHER INVESTMENTS -- 0.1%
--------------------------------------------------------------------------------

GEI Investment Fund
   (COST $303,259) ...........................                      224,411(k)


TOTAL INVESTMENTS IN SECURITIES
   (COST $285,386,231) .......................                  266,488,017


--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 1.9%
--------------------------------------------------------------------------------

GE Money Market Fund
   Institutional Class
2.11% ........................................                    5,146,926(d,n)
   (COST 5,146,926)


TOTAL INVESTMENTS
   (COST 290,533,157) ........................                  271,634,943


LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET-- (0.2)% ..............................                     (616,320)
                                                             --------------


NET ASSETS-- 100.0% ..........................               $  271,018,623
                                                             ==============



See Notes to Schedules of Investments on page 85 and Notes to Financial Statements on page 102.

Strategic Investment Fund
--------------------------------------------------------------------------------


THE STRATEGIC INVESTMENT FUND IS MANAGED BY A TEAM OF PORTFOLIO MANAGERS THAT INCLUDES PAUL M. COLONNA, RALPH R. LAYMAN, THOMAS R. LINCOLN, JUDITH A. STUDER, AND DIANE M. WEHNER. THE TEAM IS LED BY MS. STUDER WHO IS VESTED WITH OVERSIGHT AUTHORITY FOR DETERMINING ASSET ALLOCATIONS FOR THE FUND.

EACH OF THE FOREGOING PORTFOLIO MANAGERS IS RESPONSIBLE FOR MANAGING ONE OF FOUR SUB-PORTFOLIOS: U.S. EQUITY, U.S. MID-CAP EQUITY, INTERNATIONAL EQUITY, AND FIXED INCOME. MR. LINCOLN MANAGES THE U.S. EQUITY SUB-PORTFOLIO, MS. WEHNER MANAGES THE U.S. MID-CAP EQUITY SUB-PORTFOLIO, MR. LAYMAN MANAGES THE INTERNATIONAL EQUITY SUB-PORTFOLIO, AND MR. COLONNA MANAGES THE FIXED INCOME SUB-PORTFOLIO, EACH WITH A TEAM OF PORTFOLIO MANAGERS AND ANALYSTS. THE SUB-PORTFOLIOS UNDERLYING THE FUND ARE MANAGED INDEPENDENTLY OF EACH OTHER AND THE PORTFOLIO MANAGERS HAVE FULL DISCRETION OVER THEIR PARTICULAR SUB-PORTFOLIO. HOWEVER, THE PORTFOLIO MANAGEMENT TEAM IS COLLABORATIVE TO ENSURE STRICT ADHERENCE TO THE FUND'S OBJECTIVES. SEE PORTFOLIO MANAGERS' BIOGRAPHICAL INFORMATION BEGINNING ON PAGE 125.


Q. HOW DID THE GE INSTITUTIONAL STRATEGIC INVESTMENT FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED SEPTEMBER 30, 2008?

A. For the twelve-month period ended September 30, 2008, the GE Institutional Strategic Investment Fund returned -16.13% for the Investment Class shares and -16.44% for the Service Class shares. The Fund's broad based benchmarks, the S&P 500 Index and the Lehman Brothers Aggregate Bond Index returned -21.98% and 3.65% respectively, and the Fund's Lipper peer group of 694 Mixed-Asset Target Allocation Growth Funds returned an average of -17.91% for the same period.


Q. WHAT WERE THE PRIMARY DRIVERS OF THE FUND'S PERFORMANCE AND WHAT MARKET CONDITIONS IMPACTED THE PERFORMANCE OF THE FUND?

A. The performance of the GE Institutional Strategic Investment Fund for the past twelve-month period was primarily driven by the Fund's overweight in international equities and underweight position in fixed income. The Fund benefited from the portfolio managers' tactical decision to expand the overweight position in cash throughout this period.

    U.S. equities saw the best of times and the worst of times during the year. While the S&P 500 reached an all time high in October 2007, it began a long retreat amid mounting concerns of inflation and then deflation, deterioration in housing and employment, and a worsening credit crisis. During the year, commodity prices skyrocketed, and oil peaked at approximately $145 a barrel in July before falling sharply amid fears of slowing global economic growth. The dollar began to strengthen as oil fell and



[PHOTO OF RALPH R. LAYMAN, JUDITH A. STUDER, DIANE M. WEHNER, PAUL M. COLONNA AND THOMAS R. LINCOLN OMITTED.]

--------------------------------------------------------------------------   Q&A



    investors sought the relative security of U.S. Treasury securities. Growth fears began to trump inflation concerns and these conditions set off a rotation away from materials, energy and industrials, and into defensive sectors like staples and health care. The financials retreated amid locked-up credit markets and massive write-downs of poor performing mortgages and mortgage related securities.

    The Fund's high quality large-cap holdings helped to protect the Fund from the entirety of the S&P 500 downdraft this year. Eight out of ten S&P 500 sectors have added positively to relative performance, with the greatest single contribution coming from outperforming stocks within technology. The Fund enjoyed solid contributions from the health care, energy, consumer, and utilities sectors. The global cyclical sectors, industrials and materials, which have lagged so far this year, have negatively impacted performance. The rising cost of fuel and growing global growth concerns have punished aircraft-related stocks and most global cyclicals. We have remained committed to investing in high quality large-cap stocks with predictable and steady earnings growth at compelling valuations. In the continuing credit market dislocation, the Fund's underweight in financials benefited performance. We remain focused on a long-term investment horizon and continue to utilize a bottom-up, research-driven, fundamental approach to stock selection.

    The mid-cap equity overweight in health care companies with their defensive growth qualities and good earnings visibility contributed to performance. A healthy weighting and successful stock selection within the consumer staple sector enhanced portfolio performance. Being underweight in the consumer cyclical and financial sectors also added to performance.

    The rapidly expanding problem in the global financial system has taken its toll on international market confidence and the economic growth outlook. In the face of a slowing economy and declining earnings, stocks have been weaker across the board with almost all stocks selling off, regardless of fundamentals. Starting in the fourth quarter of 2007, the worsening condition of the U.S. financial sector saw its effects spread from local to global very rapidly. Also beset by rising inflation and slower growth, declining liquidity in the world's financial system prompted a major fall in global stocks.

    Substantial positive attribution was derived from stock selection in materials and financial stocks. Agricultural chemicals continued to outperform, benefiting from strong demand and price appreciation, while the deteriorating financial environment emphasized the separation between vulnerable and healthy companies. Banking stocks held in the portfolio figured in both the top and bottom contributors while companies vulnerable to the economic cycle tended to lag. Substantially underweight financials at the start of the period, positions in the highest quality, and least vulnerable, companies were increased over the last twelve months. Deposit-based banks and institutions with minimal exposure to risky credits were preferred. Also, we have reduced the overweight in more cyclical industrial, materials, and energy companies that may face a less buoyant market as global growth slows. Indiscriminate selling in the market has allowed us to add to high quality defensive food and beverage companies at very attractive valuations.

    During the twelve-month period ended September 30, 2008, interest rates fell amongst a flight to quality as a drying up of liquidity and breakdown in confidence brought the global financial system to the brink of collapse. Independent National Mortgage Corporation (IndyMac), Washington Mutual and Lehman Brothers failed under the weight of their exposure to mortgage loans/securities. The federal government engineered the takeover of Bear Stearns by JP Morgan in March, placed Fannie Mae and Freddie Mac under conservatorship, and extended an emergency loan to AIG in September to prevent those firms from succumbing to the same fate. These events contributed to one of the worst credit environments on record. Commercial mortgage-backed securities (MBS) spreads widened dramatically and wider credit spreads came as a result of growing economic fears and reduced liquidity, exacerbated by declining Treasury yields in the flight to quality. The commercial paper (CP) market froze with little issuance as CP rates rose

Strategic Investment Fund
--------------------------------------------------------------------------   Q&A

    amid declining investor demand. In response, central banks worldwide injected massive amounts of liquidity as short-term markets dried up under an unwillingness of banks to lend to each other. In addition to liquidity measures, the Federal Reserve lowered the fed funds target from 4.75% to 2.00% during this twelve-month period.

    The primary source of fixed income underperformance came from the Fund's exposure to mortgage-related securities, which experienced significant price declines as this market became more dislocated during the period. Tactical duration and yield curve positioning taking advantage of the volatility in rates contributed positively to performance. Although the Fund's general underweight in investment grade credit versus the benchmark helped performance, the exposure to high yield and emerging market debt hurt relative return.


Q.  WERE THERE ANY SIGNIFICANT CHANGES TO THE FUND DURING THE LAST FISCAL YEAR?

A. Throughout the year, we lowered the Fund's exposure to equity and increased its exposure to cash. This defensive positioning helped to dampen volatility and preserve capital. We reduced exposure to large-cap growth equity and increased our allocation to core value equity to increase diversification. At the end of the period, we were underweight in U.S. and international equities and overweight in cash.

Strategic Investment Fund
--------------------------------------------------------------------------------
                                              Understanding Your Fund's Expenses



As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2008.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.



APRIL 1, 2008 - SEPTEMBER 30, 2008

---------------------------------------------------------------------------------------------------------------------------
                               ACCOUNT VALUE AT THE               ACCOUNT VALUE AT THE                  EXPENSES PAID
                            BEGINNING OF THE PERIOD ($)           END OF THE PERIOD ($)            DURING THE PERIOD ($)*
---------------------------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**
---------------------------------------------------------------------------------------------------------------------------

     Investment Class                1,000.00                             898.48                             1.59

     Service Class                   1,000.00                             896.52                             2.78

---------------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
---------------------------------------------------------------------------------------------------------------------------

     Investment Class                1,000.00                           1,023.20                             1.62

     Service Class                   1,000.00                           1,022.02                             2.83
---------------------------------------------------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.32% FOR INVESTMENT CLASS SHARES AND 0.56% FOR SERVICE CLASS SHARES, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 183/366 (TO REFLECT THE ONE-HALF YEAR PERIOD).
**   ACTUAL FUND RETURNS FOR SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2008 WERE AS
     FOLLOWS: -10.15% FOR INVESTMENT CLASS SHARES, AND -10.35% FOR SERVICE CLASS SHARES.

Strategic Investment Fund
--------------------------------------------------------------------------------

INVESTMENT PROFILE

A mutual fund designed for investors who seek to maximize total return by investing primarily in a combination of equity securities and investment grade debt securities.

LIPPER PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

Mixed-Asset Target Alloc Growth Peer Group

Based on average annual total returns for the periods ended 9/30/08

                                              ONE YEAR     FIVE YEAR
--------------------------------------------------------------------------------

Number of Funds in peer group:                   653         410
--------------------------------------------------------------------------------
Peer group average annual total return:        -17.91%      4.50%
--------------------------------------------------------------------------------


Lipper categories in Peer group: Mixed-Asset Target Alloc Growth




TEN LARGEST HOLDINGS AS OF SEPTEMBER 30, 2008
as a % of Market Value
================================================================================

 Federal National Mortgage Assoc. TBA 5.50%              2.02%
--------------------------------------------------------------------------------
 Federal National Mortgage Assoc. TBA 6.00%              1.93%
--------------------------------------------------------------------------------
 Federal National Mortgage Assoc. TBA 5.00%              1.39%
--------------------------------------------------------------------------------
 Amgen, Inc.                                             1.11%
--------------------------------------------------------------------------------
 Cisco Systems, Inc.                                     1.05%
--------------------------------------------------------------------------------
 Federal Home Loan Mortgage Corp. TBA 5.50%              1.02%
--------------------------------------------------------------------------------
 QUALCOMM Inc.                                           1.00%
--------------------------------------------------------------------------------
 Comcast Corp. (Class A)                                 0.94%
--------------------------------------------------------------------------------
 PepsiCo, Inc.                                           0.93%
--------------------------------------------------------------------------------
 Microsoft Corp.                                         0.89%
================================================================================


--------------------------------------------------------------------------------
CHANGE IN VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------


INVESTMENT CLASS SHARES
================================================================================


[Line chart omitted -- plot points are as follows:]

           Strategic Investment Fund    S&P 500 Index    LB Aggregate Bond Index
10/29/99          $10,000.00              $10,000.00            $10,000.00
09/00              11,023.71               10,647.30             10,659.73
09/01              10,094.71                7,808.89             12,040.47
09/02               9,304.65                6,208.85             13,075.52
09/03              10,914.06                7,726.29             13,782.88
09/04              11,800.40                8,798.16             14,289.82
09/05              12,901.32                9,876.06             14,689.23
09/06              14,240.51               10,942.25             15,228.40
09/07              16,980.52               12,741.41             16,010.50
09/08              14,240.99                9,941.38             16,617.00


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED SEPTEMBER 30, 2008
--------------------------------------------------------------------------------

INVESTMENT CLASS SHARES (Inception date: 10/29/99)
--------------------------------------------------------------------------------

                             ONE      FIVE      SINCE       ENDING VALUE OF A
                            YEAR      YEAR    INCEPTION   $10,000 INVESTMENT (A)
--------------------------------------------------------------------------------

Strategic Investment Fund  -16.13%   5.47%      4.04%          $14,241
--------------------------------------------------------------------------------
S&P 500 Index              -21.98%   5.17%     -0.07%*          $9,941
--------------------------------------------------------------------------------
LB Aggregate Bond Index      3.65%   3.78    %  5.85%*         $16,617
================================================================================



SERVICE CLASS SHARES
================================================================================


[Line chart omitted -- plot points are as follows:]

           Strategic Investment Fund  S&P 500 Index   LB Aggregate Bond Index
09/05             $10,000.00            $10,000.00         $10,000.00
12/05              10,263.42             10,209.46         10,059.48
03/06              10,722.70             10,638.65          9,994.42
06/06              10,553.98             10,485.44          9,986.79
09/06              11,003.89             11,079.57         10,367.05
12/06              11,690.09             11,821.78         10,495.43
03/07              11,875.49             11,897.61         10,653.22
06/07              12,558.55             12,644.76         10,598.04
09/07              13,095.24             12,901.30         10,899.48
12/07              13,043.37             12,471.45         11,226.61
03/08              12,204.87             11,293.58         11,470.02
06/08              12,122.05             10,985.62         11,353.01
09/08              10,941.94             10,066.13         11,297.55


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED SEPTEMBER 30, 2008
--------------------------------------------------------------------------------

SERVICE CLASS SHARES (Inception date: 09/30/05)
--------------------------------------------------------------------------------

                             ONE      THREE     SINCE       ENDING VALUE OF A
                            YEAR      YEAR    INCEPTION   $10,000 INVESTMENT (A)
--------------------------------------------------------------------------------

Strategic Investment Fund  -16.44%    3.05%     3.05%            $10,942
--------------------------------------------------------------------------------
S&P 500 Index              -21.98%    0.22%     0.22%*           $10,066
--------------------------------------------------------------------------------
LB Aggregate Bond Index      3.65%    4.15%     4.15%*           $11,298
================================================================================


SECTOR ALLOCATION AS OF SEPTEMBER 30, 2008
================================================================================

Portfolio Composition as a % of the Market Value of $555,683 (in thousands) as of September 30, 2008

[Pie chart omitted -- plot points are as follows:]

Domestic Equity                                       37.7%
Foreign Equity                                        23.2%
Bonds and Notes                                       22.4%
Short-Term and Others                                 16.4%
Other Investments                                      0.3%

(A) ENDING VALUE OF A $10,000 INVESTMENT FOR THE TEN-YEAR PERIOD OR SINCE INCEPTION, WHICHEVER IS LESS.
* INDEX RETURNS ARE NOT AVAILABLE FROM THE FUND'S INCEPTION DATE AND THEREFORE ARE CALCULATED FROM THE MONTH END NEAREST TO THE FUND'S INCEPTION DATE.

SEE NOTES TO PERFORMANCE BEGINNING ON PAGE 1 FOR FURTHER INFORMATION.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

STRATEGIC INVESTMENT FUND

Schedule of Investments                                       September 30, 2008
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           STRATEGIC INVESTMENT FUND
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                 NUMBER
                                                OF SHARES          VALUE
--------------------------------------------------------------------------------

DOMESTIC EQUITY -- 39.2%
--------------------------------------------------------------------------------


AEROSPACE & DEFENSE -- 0.4%

Alliant Techsystems, Inc. ....................        6,595  $      619,534(a)
Hexcel Corp. .................................       78,546       1,075,295(a)
Honeywell International, Inc. ................        2,718         112,933
Rockwell Collins, Inc. .......................        8,270         397,704
                                                                  2,205,466

BEVERAGES -- 1.1%

Pepsi Bottling Group, Inc. ...................       28,671         836,334
PepsiCo, Inc. ................................       72,644       5,177,338(h)
                                                                  6,013,672

BIOTECHNOLOGY -- 2.5%

Amgen, Inc. ..................................      103,616       6,141,320(a,h)
Amylin Pharmaceuticals, Inc. .................       24,924         503,963(a)
Genentech, Inc. ..............................       46,781       4,148,539(a)
Gilead Sciences, Inc. ........................       41,925       1,910,941(a)
Vertex Pharmaceuticals Inc. ..................       14,803         492,052(a)
                                                                 13,196,815

CAPITAL MARKETS -- 2.1%

Affiliated Managers Group, Inc. ..............        6,845         567,108(a)
Ameriprise Financial, Inc. ...................       18,903         722,095
Bank of New York Mellon Corp. ................       21,506         700,665
BlackRock, Inc. ..............................        1,182         229,899
Fortress Investment Group LLC
    (Class A) ................................       27,422         287,931
Goldman Sachs Group, Inc. ....................       30,487       3,902,336
Greenhill & Company, Inc. ....................        7,034         518,757
State Street Corp. ...........................       71,391       4,060,720(e)
                                                                 10,989,511

CHEMICALS -- 0.8%

Intrepid Potash, Inc. ........................       16,670         502,434(a)
Monsanto Co. .................................       29,190       2,889,226(h)
Praxair, Inc. ................................        8,430         604,768
                                                                  3,996,428

COMMERCIAL BANKS -- 0.4%

CVB Financial Corp. ..........................       16,362         227,432
SunTrust Banks, Inc. .........................       20,143         906,234
US Bancorp ...................................       17,017         612,952
Zions Bancorporation .........................        5,891         227,982
                                                                  1,974,600


--------------------------------------------------------------------------------
                                                 NUMBER
                                                OF SHARES          VALUE
--------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES -- 0.4%

Corrections Corporation
   of America ................................       32,700  $      812,595(a)
Iron Mountain, Inc. ..........................       52,064       1,270,882(a)
                                                                  2,083,477

COMMUNICATIONS EQUIPMENT -- 2.5%

Cisco Systems, Inc. ..........................      257,623       5,811,975(a,h)
Corning Inc. .................................       66,678       1,042,844
Harris Corp. .................................        4,993         230,677
Juniper Networks, Inc. .......................       26,639         561,284(a)
QUALCOMM Inc. ................................      129,802       5,577,592(h)
                                                                 13,224,372

COMPUTERS & PERIPHERALS -- 0.4%

Apple, Inc. ..................................        1,182         134,346(a)
Dell, Inc. ...................................       17,134         282,368(a)
Hewlett-Packard Co. ..........................       19,734         912,500
International Business
   Machines Corp. ............................        6,028         705,035
                                                                  2,034,249

CONSTRUCTION MATERIALS -- 0.0%*

Vulcan Materials Co. .........................        1,182          88,059

CONSUMER FINANCE -- 0.1%

American Express Co. .........................        8,865         314,087

DIVERSIFIED FINANCIAL SERVICES -- 1.2%

Bank of America Corp. ........................       10,634         372,190
Citigroup, Inc. ..............................       16,541         339,256
CME Group Inc. ...............................        8,759       3,254,057
JP Morgan Chase & Co. ........................       52,043       2,430,408
                                                                  6,395,911

DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.2%

AT&T, Inc. ...................................        6,500         181,480
Verizon Communications, Inc. .................       19,498         625,691
                                                                    807,171

ELECTRIC UTILITIES -- 0.6%

American Electric Power
   Company, Inc. .............................       19,614         726,306
Edison International .........................       15,951         636,445
FirstEnergy Corp. ............................        2,954         197,888
ITC Holdings Corp. ...........................       19,246         996,365
Northeast Utilities ..........................       15,438         395,985
                                                                  2,952,989



See Notes to Schedules of Investments on page 85 and Notes to Financial Statements on page 102.

STRATEGIC INVESTMENT FUND

Schedule of Investments                                       September 30, 2008
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                 NUMBER
                                                OF SHARES          VALUE
--------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS -- 0.4%

Cogent, Inc. .................................       29,356  $      300,018(a)
Mettler Toledo International, Inc. ...........        4,972         487,256(a)
Molex Inc. (Class A) .........................       67,795       1,410,814(h)
                                                                  2,198,088

ENERGY EQUIPMENT & SERVICES -- 2.1%

Dresser-Rand Group, Inc. .....................       17,142         539,459(a)
Halliburton Co. ..............................       16,307         528,184
HIS, Inc. (Class A) ..........................        8,316         396,174(a)
Nabors Industries Ltd. .......................        7,090         176,683(a)
National Oilwell Varco, Inc. .................        3,544         178,015(a)
Schlumberger Ltd. ............................       52,995       4,138,380(h)
Transocean, Inc. .............................       43,967       4,829,335
Weatherford International Ltd. ...............       19,564         491,839(a)
                                                                 11,278,069

FOOD & STAPLES RETAILING -- 0.1%

Wal-Mart Stores, Inc. ........................        7,091         424,680

FOOD PRODUCTS -- 0.6%

General Mills, Inc. ..........................       14,274         980,910
Kraft Foods, Inc. (Class A) ..................        7,090         232,197
McCormick & Company, Inc. ....................       44,458       1,709,410
                                                                  2,922,517

HEALTHCARE EQUIPMENT & SUPPLIES -- 1.9%

Baxter International, Inc. ...................        1,423          93,391
Boston Scientific Corp. ......................       52,582         645,181(a)
Covidien Ltd. ................................        2,582         138,808
DENTSPLY International, Inc. .................       16,929         635,515
Gen-Probe Inc. ...............................        9,161         485,991(a)
Hologic, Inc. ................................      112,342       2,171,571(a)
Masimo Corp. .................................       29,743       1,106,440(a)
Medtronic, Inc. ..............................       59,908       3,001,391(h)
Resmed, Inc. .................................       40,914       1,759,345(a)
                                                                 10,037,633

HEALTHCARE PROVIDERS & SERVICES -- 1.1%

Aetna, Inc. ..................................       37,322       1,347,697
Cardinal Health, Inc. ........................        7,916         390,100
McKesson Corp. ...............................       11,817         635,873
Psychiatric Solutions, Inc. ..................       25,468         966,511(a)
UnitedHealth Group, Inc. .....................       95,536       2,425,659(h)
                                                                  5,765,840

HOTELS RESTAURANTS & LEISURE -- 0.7%

Carnival Corp. ...............................       64,643       2,285,130
Darden Restaurants, Inc. .....................        9,454         270,668
Life Time Fitness, Inc. ......................       15,017         469,582(a)
Penn National Gaming, Inc. ...................       10,349         274,973(a)
The Cheesecake Factory .......................       20,316         297,020(a)
                                                                  3,597,373


--------------------------------------------------------------------------------
                                                 NUMBER
                                                OF SHARES          VALUE
--------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS -- 0.7%

Clorox Co. ...................................       12,996  $      814,719
Kimberly-Clark Corp. .........................       29,146       1,889,826
Procter & Gamble Co. .........................       10,400         724,776
                                                                  3,429,321

INDUSTRIAL CONGLOMERATES -- 0.8%

McDermott International, Inc. ................       10,123         258,643(a)
Textron, Inc. ................................      127,599       3,736,098(h)
                                                                  3,994,741

INSURANCE -- 1.3%

ACE Ltd. .....................................       27,590       1,493,447
Alleghany Corp. ..............................          171          62,415(a)
Allstate Corp. ...............................        5,909         272,523
AON Corp. ....................................       12,053         541,903
Chubb Corp. ..................................       10,518         577,438
HCC Insurance Holdings, Inc. .................       69,799       1,884,573
Marsh & McLennan
   Companies, Inc. ...........................        6,027         191,418
MetLife, Inc. ................................       28,155       1,576,680
Prudential Financial, Inc. ...................        6,849         493,128
                                                                  7,093,525

INTERNET SOFTWARE & SERVICES -- 0.5%

Equinix, Inc. ................................        1,269          88,145(a)
Google, Inc. (Class A) .......................        5,206       2,085,107(a)
MercadoLibre, Inc. ...........................       17,614         358,445(a)
                                                                  2,531,697

IT SERVICES -- 2.0%

Affiliated Computer Services, Inc. ...........
   (Class A) .................................       18,963         960,097(a)
Automatic Data Processing, Inc. ..............       32,631       1,394,975
Cognizant Technology Solutions
   Corp. (Class A) ...........................       35,854         818,547(a)
DST Systems, Inc. ............................        7,538         422,053(a)
Fidelity National Information
   Services, Inc. ............................       22,578         416,790
Lender Processing Services, Inc. .............        7,296         222,674
NeuStar, Inc. (Class A) ......................       20,663         410,987(a)
Paychex, Inc. ................................       83,176       2,747,303(h)
Western Union Co. ............................      118,429       2,921,643
                                                                 10,315,069

LIFE SCIENCES TOOLS & SERVICES -- 0.2%

Thermo Fisher Scientific, Inc. ...............       23,070       1,268,850(a)

MACHINERY -- 0.5%

Deere & Co. ..................................        7,444         368,478
Eaton Corp. ..................................        4,963         278,821
Harsco Corp. .................................       18,606         691,957


See Notes to Schedules of Investments on page 85 and Notes to Financial Statements on page 102.

STRATEGIC INVESTMENT FUND

Schedule of Investments                                       September 30, 2008
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                 NUMBER
                                                OF SHARES          VALUE
--------------------------------------------------------------------------------

ITT Corp. ....................................       14,456  $      803,898
Joy Global, Inc. .............................       12,216         551,430
                                                                  2,694,584

MEDIA -- 2.6%

Comcast Corp. (Class A) ......................      263,701       5,200,184(h)
Interpublic Group of
   Companies, Inc. ...........................       22,449         173,980(a)
Liberty Global, Inc. (Series C) ..............       54,916       1,542,591(a)
Liberty Media Corp - Entertainment
   (Series A) ................................       85,465       2,134,061(a)
Omnicom Group, Inc. ..........................       60,272       2,324,089
Regal Entertainment Group
   (Class A) .................................       39,254         619,428
The Walt Disney Co. ..........................        7,916         242,942
Time Warner, Inc. ............................       69,128         906,268
Viacom, Inc. (Class B) .......................       21,623         537,115(a)
                                                                 13,680,658

METALS & MINING -- 0.3%

Alcoa, Inc. ..................................        8,982         202,814
Allegheny Technologies Inc. ..................       43,150       1,275,083
Freeport-McMoRan Copper &
   Gold, Inc. ................................        4,726         268,673
                                                                  1,746,570

MULTILINE RETAIL -- 0.4%

Kohl's Corp. .................................       27,772       1,279,734(a)
Target Corp. .................................       15,294         750,171
                                                                  2,029,905

MULTI-UTILITIES -- 0.3%

Dominion Resources, Inc. .....................       19,500         834,210
DTE Energy Co. ...............................        8,360         335,403
SCANA Corp. ..................................       10,199         397,047
                                                                  1,566,660

OIL, GAS & CONSUMABLE FUELS -- 1.7%

Apache Corp. .................................        8,281         863,542
ConocoPhillips ...............................        4,608         337,536
Devon Energy Corp. ...........................        1,890         172,368
Exxon Mobil Corp. ............................       40,440       3,140,571(h)
Hess Corp. ...................................       10,280         843,782
Marathon Oil Corp. ...........................       52,482       2,092,457
Peabody Energy Corp. .........................        8,902         400,590
Southwestern Energy Co. ......................       20,464         624,971(a)
Sunoco, Inc. .................................        6,767         240,770
Valero Energy Corp. ..........................       12,998         393,839
                                                                  9,110,426

PERSONAL PRODUCTS -- 0.6%

Alberto-Culver Co. ...........................       72,690       1,980,075
The Estee Lauder Cos. Inc. (Class A) .........       19,070         951,784
                                                                  2,931,859


--------------------------------------------------------------------------------
                                                 NUMBER
                                                OF SHARES          VALUE
--------------------------------------------------------------------------------

PHARMACEUTICALS -- 1.2%

Abbott Laboratories ..........................       49,837  $   2,869,614(h)
Bristol-Myers Squibb Co. .....................       44,314         923,947
Johnson & Johnson ............................        2,603         180,336
Merck & Company, Inc. ........................        9,927         313,296
Pfizer, Inc. .................................       57,898       1,067,639
Wyeth ........................................       20,916         772,637
                                                                  6,127,469

PROFESSIONAL SERVICES -- 0.1%

Monster Worldwide, Inc. ......................       32,940         491,135(a)

REAL ESTATE INVESTMENT TRUSTS (REITS) -- 0.2%

Douglas Emmett, Inc. (REIT) ..................       18,502         426,841
Prologis (REIT) ..............................        9,094         375,309
                                                                    802,150

REAL ESTATE MANAGEMENT & DEVELOPMENT -- 0.3%

CB Richard Ellis Group, Inc. .................
   (Class A) .................................      129,575       1,732,418(a)

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 1.2%

Analog Devices, Inc. .........................       10,046         264,712
Hittite Microwave Corp. ......................       17,764         596,870(a)
Intel Corp. ..................................      196,659       3,683,423(h)
Lam Research Corp. ...........................        9,453         297,675(a)
Marvell Technology Group Ltd. ................       30,108         280,004(a)
Maxim Integrated Products, Inc. ..............       18,184         329,130
Microchip Technology Inc. ....................        2,363          69,543
National Semiconductor Corp. .................       12,408         213,542
Texas Instruments Inc. .......................       25,169         541,133
                                                                  6,276,032

SOFTWARE -- 2.1%

Activision Blizzard, Inc. ....................       58,570         903,735(a)
Blackboard, Inc. .............................       10,844         436,905(a)
Citrix Systems, Inc. .........................       20,090         507,473(a)
Intuit, Inc. .................................       88,039       2,782,913(a,h)
Macrovision Solutions Corp. ..................       53,054         815,971(a)
Microsoft Corp. ..............................      184,757       4,931,165(h)
Oracle Corp. .................................       29,541         599,978(a)
                                                                 10,978,140

SPECIALTY RETAIL -- 1.3%

Bed Bath & Beyond, Inc. ......................      123,211       3,870,057(a,h)
Lowe's Companies, Inc. .......................      103,425       2,450,139
O'Reilly Automotive, Inc. ....................       23,888         639,482(a)
                                                                  6,959,678

TEXTILES APPAREL & LUXURY GOODS -- 0.1%

Coach, Inc. ..................................       16,809         420,897(a)


See Notes to Schedules of Investments on page 85 and Notes to Financial Statements on page 102.

STRATEGIC INVESTMENT FUND

Schedule of Investments                                       September 30, 2008
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                 NUMBER
                                                OF SHARES          VALUE
--------------------------------------------------------------------------------

TOBACCO -- 0.1%

Altria Group, Inc. ...........................       27,769  $      550,937

WATER UTILITIES -- 0.1%

American Water Works
   Company, Inc. .............................       25,370         545,455

WIRELESS TELECOMMUNICATION SERVICES -- 1.0%

American Tower Corp. (Class A) ...............       18,084         650,481(a)
NII Holdings, Inc. (Class B) .................      115,892       4,394,624(a)
Syniverse Holdings, Inc. .....................       23,414         388,907(a)
                                                                  5,434,012

TOTAL DOMESTIC EQUITY
   (COST $228,272,282) .......................                  205,213,195


--------------------------------------------------------------------------------
FOREIGN EQUITY -- 23.9%
--------------------------------------------------------------------------------


COMMON STOCK -- 23.7%


AEROSPACE & DEFENSE -- 0.3%

CAE, Inc. ....................................      183,276       1,465,243
Elbit Systems Ltd. ...........................        3,009         157,094
                                                                  1,622,337

AUTOMOBILES -- 0.4%

Daimler AG (Regd.) ...........................        8,675         429,775
Renault S.A ..................................        1,039          66,067
Toyota Motor Corp. ...........................       31,864       1,364,703
                                                                  1,860,545

BEVERAGES -- 0.5%

Coca-Cola Icecek AS (Class C) ................       10,081          80,466
Diageo PLC ...................................      136,700       2,338,061
                                                                  2,418,527

BIOTECHNOLOGY -- 0.0%

WuXi PharmaTech
   Cayman, Inc. ADR ..........................        4,354          57,255(a)

BUILDING PRODUCTS -- 0.1%

Asahi Glass Company Ltd. .....................       54,002         475,561

CAPITAL MARKETS -- 0.7%

Credit Suisse Group AG (Regd.) ...............       10,992         514,698
Dubai Islamic Bank ...........................       67,340         105,799
Egyptian Financial Group-
   Hermes Holding ............................       14,719          90,526


--------------------------------------------------------------------------------
                                                 NUMBER
                                                OF SHARES          VALUE
--------------------------------------------------------------------------------

Nomura Holdings, Inc. ........................      215,199  $    2,813,396
Woori Investment & Securities
   Company Ltd. ..............................        6,880         107,688
                                                                  3,632,107

CHEMICALS -- 0.9%

Israel Chemicals Ltd. ........................        4,830          67,523
Linde AG .....................................       13,952       1,486,540
Makhteshim-Agan Industries Ltd. ..............       20,789         131,204
Potash Corporation of
   Saskatchewan ..............................        5,678         736,869
Sinofert Holdings Ltd. .......................      265,077         133,637
Syngenta AG ..................................        3,291         695,845
Taiwan Fertilizer Company Ltd. ...............       37,000          69,181
Toray Industries Inc. ........................      270,000       1,269,868
                                                                  4,590,667

COMMERCIAL BANKS -- 3.4%

Akbank TAS ...................................       30,661         156,785
Banco do Brasil S.A ..........................       15,134         178,490
Banco Santander Chile S.A. ADR ...............        3,895         166,667
Banco Santander S.A. (Regd.) .................      135,191       2,022,561
Bank of Yokohama Ltd. ........................       97,803         485,325
BNP Paribas ..................................       32,359       3,081,998
Chinatrust Financial Holding
   Company Ltd. ..............................       23,727          13,034
Credit Agricole S.A ..........................       74,664       1,434,799
ICICI Bank Ltd. ..............................       66,387         770,927
Industrial & Commercial
   Bank of China .............................      169,495         102,448
Intesa Sanpaolo S.p.A ........................      227,950       1,250,824
Kookmin Bank .................................       17,480         790,339(r)
Lloyds TSB Group PLC .........................      432,363       1,741,855
Metropolitan Bank & Trust ....................      104,200          75,743
Mitsubishi UFJ Financial Group, Inc. .........      315,423       2,755,490
Royal Bank of Scotland Group PLC .............      378,735       1,224,927
Siam Commercial Bank PCL .....................       77,500         152,298
Standard Bank Group Ltd. .....................        8,304          95,485
State Bank of India Ltd. .....................          320          10,186
State Bank of India Ltd. GDR .................        1,280          77,440
UniCredit S.p.A ..............................      263,486         983,060
Woori Finance Holdings
   Company Ltd. ..............................        6,060          62,216
                                                                 17,632,897

COMMERCIAL SERVICES & SUPPLIES -- 0.4%

Brambles Ltd. ................................      182,261       1,135,161
Group 4 Securicor PLC ........................      137,687         499,048
Group 4 Securicor PLC ........................      139,076         504,231
                                                                  2,138,440

COMMUNICATIONS EQUIPMENT -- 1.0%

Nokia Oyj ....................................      106,334       1,978,844
Research In Motion Ltd. ......................       49,717       3,395,671(a)
ZTE Corp. ....................................        3,169          12,004
                                                                  5,386,519


See Notes to Schedules of Investments on page 85 and Notes to Financial Statements on page 102.

STRATEGIC INVESTMENT FUND

Schedule of Investments                                       September 30, 2008
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                 NUMBER
                                                OF SHARES          VALUE
--------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS -- 0.0%*

Asustek Computer Inc. ........................       50,586  $      100,221

CONSTRUCTION & ENGINEERING -- 0.5%

ACS Actividades de Construccion
   y Servicios S.A ...........................        8,123         328,121
China Communications
   Construction Company Ltd. .................      108,055          94,871
Doosan Heavy Industries and
   Construction Company Ltd. .................        2,070         154,618
Empresas ICA SAB de C.V ......................       34,933         101,104(a)
Hyundai Development Co. ......................        2,458          91,814
IVRCL Infrastructures &
   Projects Ltd. .............................       10,563          53,757
Larsen & Toubro Ltd. .........................       16,636         875,040
Vinci S.A ....................................       15,367         722,413
                                                                  2,421,738

CONSUMER FINANCE -- 0.0%

Tisco Bank PCL ...............................      102,073          41,322
Tisco Bank PCL NVDR ..........................        1,217             560
                                                                     41,882

DIVERSIFIED FINANCIAL SERVICES -- 0.0%

Kotak Mahindra Bank Ltd. .....................        9,448         113,009

DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.5%

Hellenic Telecommunications
   Organization S.A ..........................       13,676         245,276
Singapore Telecommunications Ltd. ............      404,990         930,328
Telekomunikasi Indonesia Tbk PT
   (Series B) ................................      138,500         103,450
Telenor ASA ..................................      116,693       1,443,934
                                                                  2,722,988

ELECTRIC UTILITIES -- 0.4%

CEZ ..........................................        1,404          87,750
E.ON AG ......................................       37,584       1,887,628
                                                                  1,975,378

ELECTRICAL EQUIPMENT -- 0.6%

ABB Ltd. (Regd.) .............................       72,167       1,402,162
ABB Ltd. ADR .................................       17,370         336,978
Alstom S.A ...................................        8,203         621,291
China High Speed Transmission
   Equipment Group Company Ltd. ..............       75,000         137,274
Suntech Power Holdings
   Company Ltd. ADR ..........................       13,666         490,199(a)
Zhuzhou CSR Times Electric
   Company Ltd. ..............................       50,000          35,611
                                                                  3,023,515


--------------------------------------------------------------------------------
                                                 NUMBER
                                                OF SHARES          VALUE
--------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS -- 0.2%

Delta Electronics Inc. .......................       59,141  $     155,079
HON HAI Precision Industry
   Company Ltd. ..............................       31,188         111,822
Nidec Corp. ..................................        8,824         543,813
Unimicron Technology Corp. ...................       68,000          54,992
                                                                    865,706

ENERGY EQUIPMENT & SERVICES -- 0.4%

Acergy S.A ...................................       31,927         320,712
CAT Oil AG ...................................        4,218          19,321(a)
Saipem S.p.A .................................       47,178       1,408,457
Tesco Corp. ..................................       18,874         395,222(a)
TMK OAO GDR ..................................        6,075         151,267(b)
                                                                  2,294,979

FOOD & STAPLES RETAILING -- 0.4%

Metro AG .....................................       13,164         658,648
Shinsegae Company Ltd. .......................          130          61,358
Tesco PLC ....................................      194,182       1,354,026
                                                                  2,074,032

FOOD PRODUCTS -- 1.4%

Groupe Danone ................................       39,317       2,782,588
IOI Corp. ....................................       85,000         104,759
Nestle S.A. (Regd.) ..........................       86,341       3,741,260
Nestle S.A. ADR ..............................       10,872         465,322
Perdigao S.A .................................        6,000         113,222
Uni-President Enterprises Corp. ..............      132,300         119,535
Want Want China Holdings Ltd. ................      199,000          72,663
                                                                  7,399,349

HEALTHCARE EQUIPMENT & SUPPLIES -- 0.2%

Cie Generale d'Optique Essilor
   International S.A .........................       24,170       1,204,477

HOTELS RESTAURANTS & LEISURE -- 0.0%

AGTech Holdings Ltd. .........................      513,535          16,729(a)
Alsea SAB de C.V .............................       74,772          56,484(a)
China Travel International Inv ...............      336,577          76,488
                                                                    149,701

HOUSEHOLD DURABLES -- 0.0%

Gafisa S.A ...................................        7,667          95,790
Urbi Desarrollos Urbanos
   SAB DE C.V ................................       37,760          87,738(a)
                                                                    183,528

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS -- 0.1%

Energy Development Corp. .....................      782,880          68,190
Huaneng Power International, Inc. ............      236,000         156,914
                                                                    225,104


See Notes to Schedules of Investments on page 85 and Notes to Financial Statements on page 102.

STRATEGIC INVESTMENT FUND

Schedule of Investments                                       September 30, 2008
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                 NUMBER
                                                OF SHARES          VALUE
--------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES -- 0.8%

Enka Insaat ve Sanayi AS .....................       15,867  $      107,042
Koninklijke Philips Electronics N.V ..........       55,985       1,515,618
Murray & Roberts Holdings Ltd. ...............       16,576         194,769
Orkla ASA ....................................       51,429         470,280
Siemens AG (Regd.) ...........................       21,029       1,957,133
                                                                  4,244,842

INSURANCE -- 0.9%

Allianz SE (Regd.) ...........................          290          39,670
AXA S.A ......................................       32,645       1,066,222
China Life Insurance Company Ltd. ............       32,801         122,203
Prudential PLC ...............................      155,180       1,418,588
Samsung Fire & Marine Insurance
   Company Ltd. ..............................          740         129,541
Sony Financial Holdings Inc. .................          528       2,082,539
                                                                 4,858,763

INTERNET SOFTWARE & SERVICES -- 0.2%

Baidu.com ADR ................................        3,751         931,110(a)

MACHINERY -- 0.4%

China South Locomotive and
   Rolling Stock Corp. .......................      185,000          70,289(a)
Hyunjin Materials Company Ltd. ...............        4,484         130,896
Komatsu Ltd. .................................        6,906         113,264
Mitsubishi Heavy Industries Ltd. .............      262,000       1,140,029
Sandvik AB ...................................       29,751         312,974
United Tractors Tbk PT .......................      128,689         126,889
                                                                  1,894,341

MARINE -- 0.3%

China COSCO Holdings
   Company Ltd. ..............................      108,000          98,461
Pacific Basin Shipping Ltd. ..................       59,504          49,475
Focus Media Holding Ltd. ADR .................       17,611         502,090(a)
Vivendi ......................................       30,944         967,946
                                                                  1,617,972

METALS & MINING -- 1.2%

Anglo Platinum Ltd. ..........................        3,529         321,930
Barrick Gold Corp. ...........................       20,088         738,033
BHP Billiton PLC .............................       69,348       1,575,086
Cia Vale do Rio Doce ADR .....................       77,608       1,373,662(h)
Eurasian Natural Resources Corp. .............        5,680          51,856
Evraz Group S.A. GDR .........................        1,360          51,408(b)
New World Resources N.V. (Class A) ...........        9,381         117,146
Polymetal GDR ................................       20,759          86,565(b)
POSCO ........................................          300         112,542
Rio Tinto PLC (Regd.) ........................       12,242         770,286
Sumitomo Metal Industries Ltd. ...............      331,000       1,027,986
                                                                  6,226,500


--------------------------------------------------------------------------------
                                                 NUMBER
                                                OF SHARES          VALUE
--------------------------------------------------------------------------------

MULTI-UTILITIES -- 0.9%

GDF Suez .....................................       23,976  $    1,244,591
National Grid PLC ............................       69,829         888,639
RWE AG .......................................        3,630         345,297
Veolia Environnement .........................       47,461       1,948,231
                                                                  4,426,758

OIL, GAS & CONSUMABLE FUELS -- 1.6%

BG Group PLC .................................       84,964       1,544,897
Cameco Corp. .................................        8,350         181,105
China Petroleum & Chemical Corp. .............      241,988         190,997
China Shenhua Energy
   Company Ltd. ..............................       42,000         103,029
CNOOC Ltd. ...................................       76,000          85,384
Gazprom OAO ADR ..............................       30,793         953,044
LUKOIL ADR ...................................        2,227         130,948
Paladin Energy Ltd. ..........................      196,190         605,224(a)
PetroChina Company Ltd. ......................       58,000          60,213
Petroleo Brasileiro S.A. ADR .................       28,211       1,055,656
Reliance Industries Ltd. .....................        1,509          63,277
Reliance Industries Ltd. GDR .................        1,746         141,950(b)
Suncor Energy, Inc. ..........................       32,540       1,371,236
Total S.A ....................................       26,170       1,586,268
                                                                  8,073,228

PAPER & FOREST PRODUCTS -- 0.0%*

China Grand Forestry Green
   Resources Group Ltd. ......................      716,552          36,783(a)

PERSONAL PRODUCTS -- 0.4%

Shiseido Company Ltd. ........................       92,000       2,063,882

PHARMACEUTICALS -- 1.2%

Bayer AG .....................................       29,743       2,173,417
Roche Holding AG .............................       23,767       3,730,318
Teva Pharmaceutical Industries
   Ltd. ADR ..................................        6,823         312,425
Yuhan Corp. ..................................          475          85,191
                                                                  6,301,351

REAL ESTATE INVESTMENT TRUSTS (REITS) -- 0.1%

Unibail-Rodamco (REIT) .......................        3,079         621,581

REAL ESTATE MANAGEMENT & DEVELOPMENT -- 0.6%

CapitaLand Ltd. ..............................      165,000         361,462
Emaar Properties .............................       57,762         116,619
Hung Poo Real Estate
   Development Corp. .........................      101,353          65,928
Mitsubishi Estate Company Ltd. ...............       95,000       1,875,339
Sumitomo Realty & Development
   Company Ltd. ..............................       17,000         370,901
Sun Hung Kai Properties Ltd. .................       44,087         454,336
                                                                  3,244,585


See Notes to Schedules of Investments on page 85 and Notes to Financial Statements on page 102.

STRATEGIC INVESTMENT FUND

Schedule of Investments                                       September 30, 2008
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                 NUMBER
                                                OF SHARES          VALUE
--------------------------------------------------------------------------------

ROAD & RAIL -- 0.3%

East Japan Railway Co. .......................          225  $   1,680,970

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 0.5%

MediaTek Inc. ................................       10,362        107,560
Samsung Electronics
   Company Ltd. ..............................        2,150        985,244
Taiwan Semiconductor
   Manufacturing Company Ltd. ................      781,966      1,312,747
Taiwan Semiconductor
   Manufacturing Company
   Ltd. ADR ..................................       40,176        376,449
                                                                 2,782,000

SOFTWARE -- 0.3%

Nintendo Company Ltd. ........................        3,500      1,487,265

TEXTILES APPAREL & LUXURY GOODS -- 0.4%

Adidas AG ....................................       15,689        836,227
LVMH Moet Hennessy
   Louis Vuitton S.A .........................        5,795        507,626
Swatch Group AG ..............................        4,796        887,598
                                                                 2,231,451

TOBACCO -- 0.0%*

ITC Ltd. .....................................       39,948        161,129

WATER UTILITIES -- 0.0%*

Pan Asia Environmental
   Protection Group Ltd. .....................      262,000         39,274

WIRELESS TELECOMMUNICATION SERVICES -- 1.2%

America Movil SAB de C.V.
   ADR (Series L) ............................       31,637      1,466,691
Bharti Airtel Ltd. ...........................       11,896        201,812(a)
China Mobile Ltd. ............................       17,494        175,260
Mobile Telesystems OJSC ADR ..................        1,456         81,551
MTN Group Ltd. ...............................      104,197      1,470,864
Orascom Telecom Holding SAE ..................        4,360         31,544
Orascom Telecom Holding
   SAE GDR ...................................        1,379         48,692
Philippine Long Distance
   Telephone Co. .............................          651         37,476
Turkcell Iletisim Hizmet AS ADR ..............        8,361        125,331
Vodafone Group PLC ...........................    1,095,360      2,425,282
Vodafone Group PLC ADR .......................        9,453        208,911
                                                                 6,273,414

TOTAL COMMON STOCK
   (COST $148,196,324) .......................                 123,807,661


--------------------------------------------------------------------------------
                                                 NUMBER
                                                OF SHARES          VALUE
--------------------------------------------------------------------------------

PREFERRED STOCK -- 0.2%
                                                                 -----------


MEDIA

NET Servicos de Comunicacao S.A ..............        8,734  $      73,487(a)

METALS & MINING

Cia Vale do Rio Doce .........................       19,713        334,281

OIL, GAS & CONSUMABLE FUELS

Petroleo Brasileiro S.A ......................        2,302         41,888

ROAD & RAIL

All America Latina Logistica S.A .............       59,100        398,300

TOTAL PREFERRED STOCK
   (COST $1,104,114) .........................                     847,956


TOTAL FOREIGN EQUITY
   (COST $149,300,438) .......................                 124,655,617


                                                PRINCIPAL
                                                 AMOUNT            VALUE
--------------------------------------------------------------------------------
BONDS AND NOTES -- 24.6%
--------------------------------------------------------------------------------


U.S. TREASURIES -- 2.7%

U.S. Treasury Bonds
4.38%       02/15/38 ........................ $   1,903,800      1,928,043
4.50%       05/15/38 ........................     2,304,500      2,379,037
U.S. Treasury Notes
3.13%       08/31/13 ........................     4,755,500      4,791,908
3.50%       02/15/18 ........................         8,500          8,335
3.63%       10/31/09 ........................     2,805,000      2,857,375(h)
4.00%       08/15/18 ........................       547,200        554,981
4.50%       11/15/10 - 05/15/17 .............        88,000         92,725
4.63%       11/15/09 - 10/31/11 .............     1,590,000      1,671,001(h)
                                                                14,283,405

FEDERAL AGENCIES -- 2.1%

Federal Home Loan Banks
5.00%       11/17/17 ........................       500,000        503,934
Federal Home Loan Mortgage Corp.
4.13%       12/21/12 - 09/27/13 .............     2,992,000      3,017,067
4.88%       02/09/10 ........................     1,055,000      1,078,619(h)
5.13%       11/17/17 ........................     2,500,000      2,576,272
Federal National Mortgage Assoc.
3.63%       02/12/13 ........................       702,000        694,907
3.88%       07/12/13 ........................     2,946,000      2,938,682
                                                                10,809,481


See Notes to Schedules of Investments on page 85 and Notes to Financial Statements on page 102.

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Schedule of Investments                                       September 30, 2008
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                PRINCIPAL
                                                 AMOUNT            VALUE
--------------------------------------------------------------------------------

AGENCY MORTGAGE BACKED -- 9.8%

Federal Home Loan Mortgage Corp.
4.50%       06/01/33 - 02/01/35 ...........  $    142,656  $    135,222(h)
5.00%       07/01/35 - 10/01/35 ...........       287,450       280,428(h)
5.50%       05/01/20 - 03/01/38 ...........     1,180,611     1,175,807(h)
6.00%       04/01/17 - 11/01/37 ...........     1,263,911     1,281,163(h)
6.50%       01/01/27 - 07/01/36 ...........       212,628       218,894(h)
7.00%       10/01/16 - 08/01/36 ...........       325,771       343,154(h)
7.50%       11/01/09 - 09/01/33 ...........        10,633        11,505(h)
8.00%       04/01/30 - 11/01/30 ...........         1,912         2,074(h)
9.00%       04/01/16 - 06/01/21 ...........         2,082         2,283(h)
5.50%       TBA                                 5,685,000     5,654,801(c)
Federal National Mortgage Assoc.
4.00%       05/01/19 - 06/01/19 ...........       100,000        95,685(h)
4.50%       05/01/18 - 02/01/35 ...........       539,034       522,289(h)
5.00%       07/01/20 - 08/01/35 ...........       428,000       418,787(h)
5.25%       04/01/37 ......................       101,719       102,122(i)
5.47%       04/01/37 ......................         6,654         6,698(i)
5.50%       03/01/14 - 04/01/38 ...........     2,997,035     2,994,186(h)
5.51%       04/01/37 ......................        93,174        94,084(i)
5.52%       04/01/37 ......................        37,087        37,455(i)
5.54%       04/01/37 ......................        86,953        87,830(i)
5.59%       04/01/37 ......................       110,670       111,996(i)
5.62%       03/01/37 ......................         8,331         8,405(i)
5.68%       05/01/37 ......................        64,147        64,854(i)
5.70%       04/01/37 ......................        80,470        81,500(i)
5.71%       04/01/37 ......................        41,683        42,250(i)
6.00%       07/01/14 - 03/01/38 ...........     4,361,179     4,423,684(h)
6.01%       10/01/37 ......................       185,554       188,145(i)
6.50%       01/01/15 - 02/01/35 ...........     1,045,795     1,078,967(h)
7.00%       10/01/16 - 06/01/36 ...........       267,601       281,674(h)
7.50%       12/01/09 - 03/01/34 ...........        32,238        34,642(h)
8.00%       12/01/11 - 11/01/33 ...........        15,456        16,609(h)
8.50%       07/01/30 - 05/01/31 ...........         1,476         1,627(h)
9.00%       06/01/09 - 12/01/22 ...........         6,231         6,706(h)
5.00%       TBA ...........................     7,812,000     7,703,468(c)
5.50%       TBA ...........................    11,255,000    11,220,092(c)
6.00%       TBA ...........................    10,600,000    10,735,807(c)
6.50%       TBA ...........................       568,000       581,313(c)
7.00%       TBA ...........................       335,000       349,970(c)
Government National Mortgage Assoc.
4.50%       08/15/33 - 09/15/34 ...........       200,342       191,663(h)
5.00%       08/15/33 ......................        50,317        49,520(h,o)
6.00%       04/15/30 - 09/15/36 ...........       197,819       201,350(h)
6.50%       02/15/24 - 06/15/34 ...........        21,230        21,812(h,o)
6.50%       06/15/24 - 06/15/36 ...........        73,436        75,528(h)
7.00%       03/15/12 - 10/15/36 ...........        82,844        86,639(h)
7.00%       06/15/34 ......................        10,257        10,765(h,o)
8.00%       06/15/30 ......................            62            68(h)
8.50%       10/15/17 ......................        21,065        23,064(h)
9.00%       11/15/16 - 12/15/21 ...........        25,783        28,196(h)
                                                             51,084,781

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.6%

Collateralized Mortgage Obligation
   Trust (Class B)
5.96%       11/01/18 ......................           755           652(d,f,h)


--------------------------------------------------------------------------------
                                                PRINCIPAL
                                                 AMOUNT            VALUE
--------------------------------------------------------------------------------

Federal Home Loan Mortgage Corp.
4.00%       06/15/36 ......................  $  2,338,536  $    191,663(g,i,p)
4.16%       05/15/36 - 11/15/36 ...........     1,136,620        85,473(g,i,p)
4.26%       05/15/37 ......................       508,278        45,378(g,i,p)
4.50%       03/15/18 - 03/15/19 ...........        62,377         5,635(g,h,p)
4.51%       02/15/38 ......................       520,218        49,235(g,i,p)
4.81%       09/15/35 ......................       441,944        47,888(g,i,p)
5.00%       04/15/14 - 12/01/34 ...........     1,447,380       336,631(g,h,p)
5.00%       05/15/38 ......................       110,919        94,151
5.50%       04/15/17 - 06/15/33 ...........        61,124        12,810(g,h,p)
7.13%       12/15/33 ......................        19,745        16,966(h,i)
7.50%       01/15/16 ......................         4,141         4,278  (h)
7.50%       07/15/27 ......................         6,259         1,366(g,h,p)
8.00%       04/15/20 ......................           328           341  (h)
8.00%       02/01/23 - 07/01/24 ...........         2,331           577(g,h,p)
15.33%      11/15/37 ......................       258,832       158,687(d,f)
32.25%      09/25/43 ......................       187,162         1,452(g,h,i,p)
Federal Home Loan Mortgage STRIPS
5.18%       08/01/27 ......................           521           435(d,f,h)
Federal National Mortgage Assoc.
1.19%       12/25/42 ......................        84,672         3,070(g,h,i,p)
3.24%       05/25/37 ......................     1,326,695       114,523(g,i,p)
3.29%       04/25/38 ......................       637,647        51,655(g,i,p)
3.54%       10/25/35 ......................     1,058,155       108,924(g,i,p)
3.79%       10/25/29 ......................        32,458         2,961(g,h,i,p)
4.39%       09/25/42 ......................       114,242        10,806(g,h,i,p)
4.49%       08/25/16 ......................        16,452           889(g,h,i,p)
4.50%       05/25/18 ......................        37,045         2,385(g,h,p)
4.75%       11/25/14 ......................         6,963           269(g,h,p)
5.00%       08/25/17 - 02/25/32 ...........       385,979        54,553(g,h,p)
5.00%       10/25/35 - 08/25/38 ...........       285,948       245,810
5.50%       01/25/33 ......................       137,098       128,748
8.00%       07/25/14 ......................         1,320         1,322(h)
Federal National Mortgage
   Assoc. (Class 1)
4.50%       09/01/35 - 01/01/36 ...........       904,630       226,949(g,p)
5.00%       05/25/38 ......................       290,573        73,903(g,p)
Federal National Mortgage
   Assoc. (Class 2)
5.00%       09/01/33 - 03/25/38 ...........       774,956       178,685(g,p)
5.50%       12/01/33 - 01/25/36 ...........       406,139        89,030(g,h,p)
Federal National Mortgage
   Assoc. REMIC
4.50%       11/25/13 ......................        13,692           154(g,h,p)
5.00%       10/25/22 ......................        41,808         5,725(g,h,p)
9.55%       03/25/31 ......................        32,101        33,791(h,i)
Federal National Mortgage Assoc.
   REMIC (Class B)
5.78%       12/25/22 ......................           851           715(d,f,h)
Federal National Mortgage Assoc.
   STRIPS (Class 2)
4.50%       08/01/35 ......................       287,248        69,261(g,p)
5.00%       08/01/34 ......................     1,948,675       459,157(g,h,p)
7.50%       11/01/23 ......................        16,132         4,243(g,h,p)
8.00%       08/01/23 - 07/01/24 ...........         5,190         1,298(g,h,p)
8.50%       03/01/17 - 07/25/22 ...........         1,871           468(g,h,p)
9.00%       05/25/22                                  887           229(g,h,p)
                                                              2,923,141


See Notes to Schedules of Investments on page 85 and Notes to Financial Statements on page 102.

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Schedule of Investments                                       September 30, 2008
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                               PRINCIPAL
                                                AMOUNT             VALUE
--------------------------------------------------------------------------------

ASSET BACKED -- 1.5%

Bear Stearns Asset Backed Securities
   Trust (Class A)
3.58%       01/25/34 ......................  $      4,827  $      3,826(h,i)
Capital Auto Receivables Asset
   Trust (Class A)
3.27%       01/15/10 ......................       325,000       321,953(b,i)
Capital One Multi-Asset Execution
   Trust (Class A)
2.52%       03/16/15 ......................       100,000        86,818(h,i)
Carmax Auto Owner Trust
4.35%       03/15/10 ......................         9,050         9,028(h)
Chase Funding Mortgage Loan
   Asset-Backed Certificates
3.71%       03/25/32 ......................         5,189         4,480(h,i)
Discover Card Master Trust I (Class A)
2.52%       04/17/12 ......................     3,500,000     3,453,416(h,i)
Fleet Home Equity Loan Trust
   (Class A)
3.44%       01/20/33 ......................         7,240         4,586(h,i)
Ford Credit Floorplan Master Owner
   Trust (Class A)
2.67%       06/15/11 ......................       800,000       794,882(i)
Honda Auto Receivables Owner
   Trust (Class A)
4.15%       10/15/10 ......................        13,858        13,860(h)
Mid-State Trust
7.54%       07/01/35 ......................         3,129         2,834(h,o)
Option One Mortgage Loan Trust
2.60%       07/25/37 ......................     1,000,000       697,461(i,o)
Peco Energy Transition Trust
6.52%       12/31/10 ......................        17,000        17,447(h)
Residential Asset Mortgage
   Products Inc.
3.45%       03/25/34 ......................           873           858(h,i)
Residential Asset Securities Corp.
3.71%       07/25/32 ......................         2,332         1,842(h,i)
Residential Asset Securities Corp.
   (Class A)
4.16%       07/25/30 ......................         7,775         7,639(h,i)
Swift Master Auto Receivables Trust
   (Class A)
2.59%       06/15/12 ......................     1,000,000       889,452(i)
Triad Auto Receivables Owner Trust
   (Class A)
2.55%       02/12/14 ......................     2,000,000     1,806,042(i)
Wells Fargo Home Equity Trust
3.97%       05/25/34 ......................         9,840         9,593(h,i)
                                                              8,126,017

CORPORATE NOTES -- 5.9%

Abbey National PLC
7.95%       10/26/29 ......................        39,000        37,656  (h)
Abbott Laboratories
5.60%       11/30/17 ......................        70,000        67,851
5.88%       05/15/16 ......................       224,000       223,460
AES Ironwood LLC
8.86%       11/30/25 ......................       239,231       239,231  (h)


--------------------------------------------------------------------------------
                                               PRINCIPAL
                                                AMOUNT             VALUE
--------------------------------------------------------------------------------

American Electric Power
   Company, Inc. (Series C)
5.38%       03/15/10 ......................  $    300,000  $    301,821(h)
American International Group, Inc.
5.85%       01/16/18 ......................       143,000        71,778(h)
American Railcar Industries, Inc.
7.50%       03/01/14 ......................        15,000        13,275(h)
ARAMARK Corp.
8.50%       02/01/15 ......................       284,000       266,960(h)
ArcelorMittal USA
6.50%       04/15/14 ......................        95,000        96,482(h)
Archer-Daniels-Midland Co.
5.45%       03/15/18 ......................        46,000        42,536
6.45%       01/15/38 ......................       214,000       193,052(h)
Arizona Public Service Co.
6.25%       08/01/16 ......................        45,000        41,646(h)
AT&T, Inc.
4.13%       09/15/09 ......................       300,000       297,631
5.60%       05/15/18 ......................       228,000       204,069
6.40%       05/15/38 ......................       572,000       480,034
BAC Capital Trust VI
5.63%       03/08/35 ......................       222,000       169,475(h)
Banco Mercantil del Norte S.A.
5.88%       02/17/14 ......................        60,000        60,324(b,h,i)
6.14%       10/13/16 ......................       170,000       162,070(b,h,i)
Bank of America Corp.
5.75%       12/01/17 ......................       105,000        89,039
8.00%       12/29/49 ......................        52,000        41,177(h,i)
Bank of America Corp. (Series L)
5.65%       05/01/18 ......................       250,000       210,573(h)
Bear Stearns Companies Inc.
5.85%       07/19/10 ......................       145,000       144,358(h)
6.95%       08/10/12 ......................       275,000       277,784(h)
BellSouth Corp.
6.55%       06/15/34 ......................        59,000        50,582(h)
Berkshire Hathaway Finance Corp.
5.00%       08/15/13 ......................       478,000       476,742(b)
Bristol-Myers Squibb Co.
5.45%       05/01/18 ......................       172,000       162,422
5.88%       11/15/36 ......................        85,000        74,906(h)
British Telecommunications PLC
8.63%       12/15/10 ......................        15,000        15,677(h)
Cadbury Schweppes US Finance LLC
3.88%       10/01/08 ......................        31,000        31,000(b,h)
Cardinal Health, Inc.
5.50%       06/15/13 ......................       114,000       109,076
Cargill Inc.
5.20%       01/22/13 ......................       218,000       210,812(b)
6.00%       11/27/17 ......................       203,000       190,996(b)
Carolina Power & Light Co.
5.15%       04/01/15 ......................        34,000        32,720(h)
5.70%       04/01/35 ......................        17,000        14,666(h)
6.13%       09/15/33 ......................        22,000        20,331(h)
Century Aluminum Co.
7.50%       08/15/14 ......................       290,000       272,600
Chesapeake Energy Corp.
7.25%       12/15/18 ......................       285,000       262,200


See Notes to Schedules of Investments on page 85 and Notes to Financial Statements on page 102.

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Schedule of Investments                                       September 30, 2008
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                               PRINCIPAL
                                                AMOUNT             VALUE
--------------------------------------------------------------------------------

Citigroup, Inc.
6.13%       11/21/17 ......................  $    115,000  $     97,460
6.50%       08/19/13 ......................       631,000       560,813
Clarendon Alumina Production Ltd.
8.50%       11/16/21 ......................       205,000       207,050(b,h)
CME Group Inc.
5.40%       08/01/13 ......................       286,000       286,866
Community Health Systems, Inc.
8.88%       07/15/15 ......................       284,000       269,800(h)
Consolidated Edison Company
   of New York, Inc.
5.85%       04/01/18 ......................       277,000       262,981
Constellation Brands, Inc.
7.25%       05/15/17 ......................       282,000       259,440
COX Communications Inc.
6.25%       06/01/18 ......................       239,000       222,105(b)
7.13%       10/01/12 ......................        28,000        28,528(h)
7.75%       11/01/10 ......................        85,000        88,147(h)
Credit Suisse
6.00%       02/15/18 ......................       332,000       289,239
CSC Holdings Inc.
8.50%       06/15/15 ......................       282,000       261,907(b,h)
CSX Transportation, Inc.
9.75%       06/15/20 ......................       211,000       238,242(h)
CVS/Caremark Corp.
5.75%       06/01/17 ......................       312,000       291,562(h)
DBS Bank Ltd.
7.88%       08/10/09 ......................       130,000     133,087(b,h)
Diageo Capital PLC
5.20%       01/30/13 ......................        93,000        92,543(h)
Dominion Resources, Inc.
6.30%       09/30/66 ......................       335,000       294,867(h,i)
Dover Corp.
6.50%       02/15/11 ......................        75,000        79,107(h)
DP World Ltd.
6.85%       07/02/37 ......................       100,000        74,036(b,h)
Duke Energy Carolinas LLC
5.38%       01/01/09 ......................        50,000        50,057(h)
Duke Energy Indiana, Inc.
6.35%       08/15/38 ......................       172,000       159,103
Duke Realty LP
6.25%       05/15/13 ......................       109,000       106,068
Dynegy Holdings, Inc.
7.50%       06/01/15 ......................       284,000       239,980
Echostar DBS Corp.
7.75%       05/31/15 ......................       282,000       238,995
EI Du Pont de Nemours & Co.
4.88%       04/30/14 ......................        70,000        67,645(h)
6.00%       07/15/18 ......................       402,000       392,403
El Paso Electric Co.
6.00%       05/15/35 ......................        60,000        49,109(h)
Empresa Energetica de Sergipe/
   S.A. de Eletrificacao da Paraiba
10.50%      07/19/13 ......................        16,000        16,480(b,h)
EOG Resources, Inc.
5.88%       09/15/17 ......................       206,000       193,700
6.88%       10/01/18 ......................       180,000       179,357


--------------------------------------------------------------------------------
                                               PRINCIPAL
                                                AMOUNT             VALUE
--------------------------------------------------------------------------------

Ford Motor Credit Company LLC
7.88%       06/15/10 ......................  $    285,000  $    217,548
Galaxy Entertainment Finance
   Company Ltd.
9.88%       12/15/12 ......................       100,000        68,000(h)
Georgia-Pacific LLC
9.50%       12/01/11 ......................       297,000       294,030
GlaxoSmithKline Capital Inc.
4.85%       05/15/13 ......................       108,000       106,026
6.38%       05/15/38 ......................       284,000       266,617
Globo Comunicacao e
   Participacoes S.A.
7.25%       04/26/22 ......................       100,000        87,500(b,h)
GMAC LLC
6.88%       09/15/11 ......................       282,000       125,825
Golden West Financial Corp.
4.75%       10/01/12 ......................        10,000         7,651(h)
Goldman Sachs Group, Inc.
6.15%       04/01/18 ......................       350,000       291,030
6.60%       01/15/12 ......................       410,000       382,197(h)
GTE Corp.
7.51%       04/01/09 ......................        52,000        52,740(h)
Halliburton Co.
5.90%       09/15/18 ......................        78,000        76,959
Harrah's Operating Company Inc.
10.75%      02/01/16 ......................       285,000       145,350(b)
HCA Inc.
9.25%       11/15/16 ......................       282,000       274,245
Hewlett-Packard Co.
5.50%       03/01/18 ......................       151,000       141,696
Hexion US Finance Corp.
9.75%       11/15/14 ......................       185,000       146,150(h)
Honeywell International, Inc.
5.30%       03/01/18 ......................       372,000       350,145
Host Hotels & Resorts LP (REIT)
6.38%       03/15/15 ......................       430,000       349,375
HSBC Bank USA N.A.
4.63%       04/01/14 ......................       195,000       175,365
7.00%       01/15/39 ......................       250,000       224,651
HSBC Capital Funding LP (Series 1)
9.55%       12/29/49 ......................        18,000        16,524(b,h,i)
HSBC Finance Corp.
6.75%       05/15/11 ......................        60,000        60,310(h)
IIRSA Norte Finance Ltd.
8.75%       05/30/24 ......................       111,706       117,850(b,h)
Independencia International Ltd.
9.88%       05/15/15 ......................        50,000        41,250(b)
ING Capital Funding TR III
8.44%       12/29/49 ......................       181,000       166,902(h,i)
ING Groep N.V.
5.78%       12/29/49 ......................       149,000       119,063(h,i)
Ingersoll-Rand Global Holding
   Company Ltd.
6.88%       08/15/18 ......................       344,000       339,013
Intergen N.V.
9.00%       06/30/17 ......................       159,000       159,000(b,h)


See Notes to Schedules of Investments on page 85 and Notes to Financial Statements on page 102.

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Schedule of Investments                                       September 30, 2008
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                               PRINCIPAL
                                                AMOUNT             VALUE
--------------------------------------------------------------------------------

International Business
   Machines Corp.
4.75%       11/29/12 ......................  $    125,000  $    125,133(h)
Interoceanica IV Finance Ltd.
4.78%       11/30/18 ......................       100,000        61,880(b,d,h)
4.95%       11/30/25 ......................        98,424        42,499(b,d,h)
Iron Mountain, Inc.
8.00%       06/15/20 ......................       283,000       271,680
John Deere Capital Corp.
4.50%       04/03/13 ......................       217,000       207,119
Johnson & Johnson
5.85%       07/15/38 ......................       288,000       280,045
JP Morgan Chase & Co.
6.40%       05/15/38 ......................       170,000       146,973
7.00%       11/15/09 ......................        55,000        55,011(h)
JPMorgan Chase Bank
5.88%       06/13/16 ......................       180,000       166,688
Kellogg Co.
5.13%       12/03/12 ......................       106,000       105,698
Kroger Co.
6.15%       01/15/20 ......................       286,000       262,203
Landsbanki Islands
3.51%       08/25/09 ......................       100,000        86,309(b,h,i)
LyondellBasell Industries AF SCA
8.38%       08/15/15 ......................       130,000        61,100(b)
Marfrig Overseas Ltd.
9.63%       11/16/16 ......................       100,000        80,000(b)
Markel Corp.
7.35%       08/15/34 ......................        73,000        66,746(h)
McDonald's Corp.
5.80%       10/15/17 ......................        94,000        93,476
6.30%       03/01/38 ......................       152,000       146,484
Mediacom LLC / Mediacom
   Capital Corp.
9.50%       01/15/13 ......................       105,000        93,975(h)
Merck & Company, Inc.
5.75%       11/15/36 ......................        85,000        78,870(h)
Merrill Lynch & Company, Inc.
6.05%       08/15/12 ......................       113,000       105,953
6.88%       04/25/18 ......................       233,000       206,147
MetLife, Inc. (Series A)
6.82%       08/15/18 ......................       642,000       607,463
Midamerican Energy Holdings Co.
6.13%       04/01/36 ......................        45,000        37,849(h)
Mizuho Financial Group Cayman Ltd.
8.38%       12/29/49 ......................       115,000        98,700
Morgan Stanley
6.00%       04/28/15 ......................       200,000       136,045
Morgan Stanley (Series F)
6.63%       04/01/18 ......................       200,000       132,358
Munich Re America Corp. (Series B)
7.45%       12/15/26 ......................        70,000        71,763(h)
Nakilat Inc.
6.27%       12/31/33 ......................       105,000        92,491(b,h)
Nelnet, Inc.
5.13%       06/01/10 ......................        94,000        87,564(h)
New York Life Global Funding
5.38%       09/15/13 ......................       122,000       125,779(b)


--------------------------------------------------------------------------------
                                               PRINCIPAL
                                                AMOUNT             VALUE
--------------------------------------------------------------------------------

NGPL PipeCo LLC
7.12%       12/15/17 ......................  $    107,000  $    101,557(b)
Norfolk Southern Corp.
8.63%       05/15/10 ......................       110,000       116,986(h)
Norfolk Southern Railway Co.
9.75%       06/15/20 ......................        32,000        39,454(h)
Northern States Power
6.25%       06/01/36 ......................        15,000        13,719(h)
NorthWestern Corp.
5.88%       11/01/14 ......................        82,000        78,367(h)
NRG Energy, Inc.
7.38%       02/01/16 ......................       285,000       256,500
Oncor Electric Delivery Co.
5.95%       09/01/13 ......................       711,000       657,405(b)
OPTI Canada Inc.
8.25%       12/15/14 ......................        92,000        82,340
Pacific Gas & Electric Co.
5.80%       03/01/37 ......................       125,000       106,624
Parker Hannifin Corp.
5.50%       05/15/18 ......................       172,000       171,577
Pemex Finance Ltd.
9.03%       02/15/11 ......................        51,500        54,461(h)
Pemex Project Funding Master Trust
5.75%       03/01/18 ......................        50,000        47,315(b)
7.88%       02/01/09 ......................        36,000        36,340
PepsiCo, Inc.
5.00%       06/01/18 ......................       588,000       567,712
Pitney Bowes, Inc.
3.88%       06/15/13 ......................       127,000       121,330
PNC Preferred Funding Trust I
6.52%       12/31/49 ......................       175,000       122,402(b,i)
Potomac Edison Co.
5.35%       11/15/14 ......................        15,000        13,872(h)
Public Service Company of Colorado
7.88%       10/01/12 ......................       115,000       125,207(h)
Puget Sound Energy, Inc.
5.48%       06/01/35 ......................        52,000        37,663(h)
Puget Sound Energy, Inc. (Series A)
6.97%       06/01/67 ......................       160,000       129,600(i)
Rabobank Capital Funding II
5.26%       12/31/49 ......................       107,000        99,052(b,h,i)
Rio Tinto Finance USA Ltd.
6.50%       07/15/18 ......................       172,000       162,645
Rogers Communications, Inc.
6.80%       08/15/18 ......................       288,000       272,457
Royal Bank of Scotland Group PLC
5.00%       10/01/14 ......................        80,000        78,537(h)
Sabine Pass LNG LP
7.25%       11/30/13 ......................       130,000       102,700
7.50%       11/30/16 ......................       180,000       140,400
Security Benefit Life Insurance
8.75%       05/15/16 ......................        75,000        74,884(b,o)
Skandinaviska Enskilda Banken AB
7.50%       03/29/49 ......................       250,000       250,782(b,h,i)
Southern California Edison Co.
5.50%       08/15/18 ......................       673,000       642,140
SouthTrust Bank
7.00%       11/15/08 ......................         5,000         4,949(h)



See Notes to Schedules of Investments on page 85 and Notes to Financial Statements on page 102.

STRATEGIC INVESTMENT FUND

Schedule of Investments                                       September 30, 2008
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                               PRINCIPAL
                                                AMOUNT             VALUE
--------------------------------------------------------------------------------

Sprint Capital Corp.
7.63%       01/30/11 ......................  $     58,000  $     52,780
Standard Chartered Bank
   Hong Kong Ltd.
4.38%       12/03/14 ......................       100,000        97,800
Telecom Italia Capital S.A.
6.20%       07/18/11 ......................       227,999       228,066
Telefonica Emisiones SAU
5.86%       02/04/13 ......................       150,000       144,324
6.22%       07/03/17 ......................       171,000       157,383
Tenneco, Inc.
8.63%       11/15/14 ......................       282,000       224,190
Terex Corp.
8.00%       11/15/17 ......................       296,000       269,360
Tesco PLC
5.50%       11/15/17 ......................       100,000        89,541(b)
Textron Inc.
6.50%       06/01/12 ......................       117,000       122,177
The Travelers Companies, Inc.
5.80%       05/15/18 ......................       112,000       102,651
Thomson Reuters Corp.
5.95%       07/15/13 ......................       229,000       228,730
6.50%       07/15/18 ......................       115,730       110,680
TIAA Global Markets Inc.
4.95%       07/15/13 ......................       169,000       170,650(b)
Ticketmaster
10.75%      08/01/16 ......................     1,000,000       940,000(b)
Time Warner Cable, Inc.
6.20%       07/01/13 ......................       170,000       164,925
6.75%       07/01/18 ......................       394,000       367,968
TransCanada Pipelines Ltd.
6.50%       08/15/18 ......................       172,000       166,818
Transocean, Inc.
6.00%       03/15/18 ......................       105,000        97,996
UBS Preferred Funding Trust I
8.62%       10/29/49 ......................        75,000        72,491(i)
United Technologies Corp.
6.13%       07/15/38 ......................       170,000       164,248
Verizon Communications, Inc.
6.90%       04/15/38 ......................       114,000       101,052
Verizon Global Funding Corp.
7.25%       12/01/10 ......................       118,000       122,790
Verizon Pennsylvania, Inc.
8.35%       12/15/30 ......................        50,000        48,291(h)
8.75%       08/15/31 ......................        52,000        52,257(h)
Walgreen Co.
4.88%       08/01/13 ......................       419,000       418,871
Wal-Mart Stores, Inc.
5.80%       02/15/18 ......................       104,000       101,599
6.20%       04/15/38 ......................       170,000       154,724
Wells Fargo & Co.
5.63%       12/11/17 ......................        50,000        45,952
Westar Energy, Inc.
7.13%       08/01/09 ......................        76,000        77,532(h)
Westlake Chemical Corp.
6.63%       01/15/16 ......................       180,000       153,000(h)
Wyeth
5.50%       03/15/13 ......................       225,000       227,377


--------------------------------------------------------------------------------
                                               PRINCIPAL
                                                AMOUNT             VALUE
--------------------------------------------------------------------------------
Xerox Corp.
6.35%       05/15/18 ......................  $    168,000  $    153,569
XTO Energy, Inc.
6.38%       06/15/38 ......................       109,000        85,414
6.50%       12/15/18 ......................       150,000       139,135
                                                             30,888,020

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.8%

Banc of America Commercial
   Mortgage Inc.
8.28%       02/10/51 ......................       295,000       252,114(i)
Banc of America Commercial
   Mortgage Inc. (Class A)
5.84%       06/10/49 ......................       500,000       424,922(i)
Banc of America Commercial
   Mortgage Inc. (Class C)
5.88%       04/10/49 ......................       100,000        59,733(h,i,o)
Banc of America Funding Corp.
5.72%       03/20/36 ......................        67,016        23,419(h,i,o)
5.79%       02/20/36 ......................       135,017        44,127(h,i,o)
Banc of America Mortgage
   Securities Inc. (Class B)
5.38%       01/25/36 ......................        67,290        21,881(h,i)
Bear Stearns Asset Backed
   Securities Trust (Class A)
3.46%       07/25/36 ......................     1,309,040       915,785(h,i)
Bear Stearns Commercial
   Mortgage Securities
6.02%       02/14/31 ......................        40,228        40,111(h,i)
Bear Stearns Commercial Mortgage
   Securities (Class A)
5.63%       04/12/38 ......................       600,000       583,953(h,i)
Bear Stearns Commercial Mortgage
   Securities (Class D)
6.18%       09/11/42 ......................        30,000        12,789(b,h,i)
Countrywide Alternative Loan Trust
5.98%       05/25/36 ......................        24,327           487(h,i,o)
6.00%       03/25/36 - 08/25/36 ...........       102,669         3,912(h,o)
Countrywide Alternative Loan Trust
   (Class B)
6.00%       05/25/36 - 08/25/36 ...........        53,942         2,255(h,o)
Credit Suisse Mortgage Capital
   Certificates (Class C)
5.65%       02/25/36 ......................        24,258         5,531(h,i,o)
Crusade Global Trust (Class A)
3.07%       09/18/34 ......................         7,149         6,772(h,i)
CS First Boston Mortgage
   Securities Corp.
5.25%       08/25/34 ......................        41,057        38,024  (h)
5.34%       10/25/35 ......................        29,335        10,267(h,i,o)
6.66%       07/15/37 ......................       411,071         7,406(b,h,i)
GMAC Commercial Mortgage
   Securities Inc. (Class X)
6.50%       12/10/41 ......................       656,074         9,122(h,i,o)
Greenwich Capital Commercial
   Funding Corp.
5.12%       04/10/37 ......................        35,182        34,458(h)



See Notes to Schedules of Investments on page 85 and Notes to Financial Statements on page 102.

STRATEGIC INVESTMENT FUND

Schedule of Investments                                       September 30, 2008
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                               PRINCIPAL
                                                AMOUNT             VALUE
--------------------------------------------------------------------------------

Indymac INDA Mortgage Loan Trust
5.15%       01/25/36 ......................   $     135,541  $    20,331(h,i,o)
Indymac INDA Mortgage Loan Trust.
   (Class B)
5.15%       01/25/36 ......................         135,541       82,320(h,i,o)
JP Morgan Alternative Loan Trust
2.53%       10/25/36 ......................         635,750      562,248(h,i)
JP Morgan Chase Commercial
   Mortgage Securities Corp.
6.07%       02/12/51 ......................         330,000      288,464
6.26%       02/15/51 ......................         380,000      301,096(i)
6.40%       02/12/51 ......................          50,000       23,042(b,i)
6.47%       11/15/35 ......................          25,489       25,492(h)
8.43%       02/15/51 ......................         280,000      233,967(d)
LB-UBS Commercial Mortgage Trust
4.06%       09/15/27 ......................          34,812       34,065(h,i)
5.66%       03/15/39 ......................         600,000      540,554(h,i)
6.45%       01/18/12 ......................         545,074        9,344(h,i,o)
7.62%       07/15/40 ......................         170,000      147,913(i)
11.61%      03/15/36 ......................         504,995       11,351(b,h,i)
12.18%      02/15/40 ......................         490,136        8,547(b,h,i)
LB-UBS Commercial Mortgage
   Trust (Class F)
6.45%       07/15/40 ......................          90,000       42,051(i,o)
LB-UBS Commercial Mortgage
   Trust (Class X)
12.15%      12/15/39 ......................         436,500        6,181(b,h,i)
Merrill Lynch/Countrywide
   Commercial Mortgage Trust
5.42%       08/12/48 ......................         175,000      133,044
MLCC Mortgage Investors Inc.
5.36%       02/25/36 ......................          49,995       21,998(h,i)
Morgan Stanley Capital I
5.28%       12/15/43 ......................         500,000      475,094(h)
5.33%       12/15/43 ......................         500,000      433,679(h)
5.44%       02/12/44 ......................       1,000,000      893,757(b)
5.69%       04/15/49 ......................         700,000      594,612(i)
7.11%       04/15/33 ......................          37,461       37,551(h,i)
Morgan Stanley Capital I (Class A)
5.36%       02/12/44 ......................         999,999      932,678
5.81%       12/12/49 ......................          80,000       69,121
Morgan Stanley Dean Witter
   Capital I (Class A)
6.54%       02/15/31 ......................           6,936        6,973(h)
Nomura Asset Securities Corp.
    (Class A)
6.59%       03/15/30 ......................           4,807        4,805(h)
Puma Finance Ltd. (Class A)
2.98%       10/11/34 ......................          10,347        9,916(h,i)
3.37%       03/25/34 ......................           8,063        7,603(h,i)
Residential Accredit Loans Inc.
6.00%       01/25/36 ......................         326,906       35,228(h,o)
Residential Asset Securitization
   Trust (Class A)
3.61%       05/25/35 ......................          95,350       76,709(h,i)
Structured Asset Securities Corp.
   (Class X)
2.15%       02/25/28 ......................          23,776            1(i,o)


--------------------------------------------------------------------------------
                                               PRINCIPAL
                                                AMOUNT             VALUE
--------------------------------------------------------------------------------

Wachovia Bank Commercial
   Mortgage Trust
5.93%       06/15/49 ......................   $     519,999  $   441,018(i)
Wachovia Bank Commercial
   Mortgage Trust (Class A)
5.42%       01/15/45 ......................         280,000      245,909(i)
Wachovia Bank Commercial
   Mortgage Trust (Class E)
6.10%       02/15/51 ......................         285,000      139,487(i,o)
Wells Fargo Mortgage Backed
   Securities Trust
5.50%       01/25/36 - 03/25/36 ...........         232,631       98,397(h)
Wells Fargo Mortgage Backed
   Securities Trust (Class B)
5.50%       03/25/36 ......................         139,162       65,156(h)
                                                               9,556,770

SOVEREIGN BONDS -- 0.2%

Banco Nacional de Desenvolvimento
   Economico e Social
6.37%       06/16/18 ......................         200,000      176,000(b,h)
Government of Brazil
8.00%       01/15/18 ......................         109,000      116,902(h)
Government of Canada
5.00%       07/17/09 ......................          60,000       61,061(h)
7.50%       09/15/29 ......................         110,000      139,934
Government of Indonesia
6.88%       01/17/18 ......................         100,000       91,000(b)
7.75%       01/17/38 ......................         100,000       90,000(b)
Government of Jamaica
8.00%       06/24/19  .....................         100,000       92,750
Government of Manitoba Canada
4.90%       12/06/16 ......................          75,000       77,521(h)
Government of Pakistan
6.75%       02/19/09 ......................         145,000      126,921
Government of Panama
6.70%       01/26/36 ......................          75,000       70,875
Government of Venezuela
5.38%       08/07/10 ......................          59,000       52,362
9.00%       05/07/23 ......................          85,000       57,587
Republic of Turkey
7.00%       03/11/19 ......................         100,000       94,769
                                                               1,247,682

TOTAL BONDS AND NOTES
   (COST $135,130,261) ....................                  128,919,297


                                                NUMBER OF
                                                  SHARES          VALUE
--------------------------------------------------------------------------------

EXCHANGE TRADED FUNDS -- 0.8%
--------------------------------------------------------------------------------

Financial Select Sector SPDR Fund .........          42,571      846,737(m)
Industrial Select Sector SPDR Fund ........         110,892    3,415,474(m)

TOTAL EXCHANGE TRADED FUNDS
   (COST $5,246,859) ......................                    4,262,211



See Notes to Schedules of Investments on page 85 and Notes to Financial Statements on page 102.

STRATEGIC INVESTMENT FUND

Schedule of Investments                                       September 30, 2008
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                                                  VALUE
--------------------------------------------------------------------------------

OTHER INVESTMENTS -- 0.3%
--------------------------------------------------------------------------------

GEI Investment Fund
   (COST $1,861,209) .......................                $  1,377,295(k)


TOTAL INVESTMENTS IN SECURITIES
   (COST $519,811,049) ....................                  464,427,614


--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 17.4%**
--------------------------------------------------------------------------------

GE Money Market Fund
   Institutional Class
2.11% .....................................                   91,255,486(d,n)
   (COST $91,255,485)


TOTAL INVESTMENTS
   (COST $611,066,534) ....................                  555,683,100


LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET-- (6.2)% ...........................                  (32,585,307)
                                                            ------------


NET ASSETS-- 100.0% .......................                 $523,097,793
                                                            ============


--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

The GE Institutional Strategic Investment Fund had the following long future contract open at September 30, 2008:


                                       NUMBER       CURRENT      UNREALIZED
                       EXPIRATION        OF        NOTIONAL     APPRECIATION/
DESCRIPTION               DATE        CONTRACTS      VALUE      DEPRECIATION
--------------------------------------------------------------------------------

U.S.Treasury
  Notes 2 Yr.
  Futures            December 2008       50       $10,671,875    $(17,391)



--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


The GE Institutional Strategic Investment Fund had the following Short future contract open at September 30, 2008:


                                      NUMBER       CURRENT      UNREALIZED
                       EXPIRATION       OF        NOTIONAL     APPRECIATION/
DESCRIPTION               DATE       CONTRACTS      VALUE      DEPRECIATION
--------------------------------------------------------------------------------

DJ Euro Stoxx
  50 Index
  Futures            December 2008      3       $  (129,031)    $   983
FTSE 100 Index
  Future             December 2008      1           (88,641)       (588)
S&P 500 Index
  Futures            December 2008      1          (292,250)     (5,625)
U.S.Treasury
  Notes 10 Yr.
  Futures            December 2008     22        (2,521,750)     16,924
                                                                -------
                                                                $(5,697)
                                                                =======


** The financial statement figure shown for Short-Term Investments may include collateral received from transactions such as loans of portfolio securities, amounts held pending settlement of securities transactions and equitized cash. Based on current market conditions, the portfolio manager anticipates that the Fund may continue to exceed normal cash levels.




See Notes to Schedules of Investments on page 85 and Notes to Financial Statements on page 102.

Income Fund
-------------------------------------------------------------------------   Q&A


THE INCOME FUND IS MANAGED BY A TEAM OF PORTFOLIO MANAGERS THAT INCLUDES PAUL M. COLONNA, LEWIS TATANANNI, WILLIAM M. HEALEY, MARK H. JOHNSON, JAMES F. PALMIERI AND VITA MARIE PIKE. THE TEAM IS LED BY MR. COLONNA, WHO IS VESTED WITH OVERSIGHT AUTHORITY. EACH PORTFOLIO MANAGER IS ASSIGNED A CLASS OF ASSETS, THE SIZE OF WHICH ARE DETERMINED BY TEAM CONSENSUS AND ADJUSTED ON A MONTHLY BASIS, IF NECESSARY. ALTHOUGH EACH PORTFOLIO MANAGER MANAGES HIS OR HER ASSET CLASS INDEPENDENT OF THE OTHER TEAM MEMBERS, THE TEAM IS HIGHLY COLLABORATIVE AND COMMUNICATIVE. SEE PORTFOLIO MANAGERS' BIOGRAPHICAL INFORMATION BEGINNING ON PAGE 125.


Q. HOW DID THE GE INSTITUTIONAL INCOME FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER GROUP FOR THE TWELVE-MONTH PERIOD ENDED SEPTEMBER 30, 2008?

A. For the twelve-month period ended September 30, 2008, the GE Institutional Income Fund returned +0.80% for the Investment Class shares and 2.41% for the Service Class shares. The Lehman Brothers Aggregate Bond Index, the Fund's benchmark, returned +3.65% and the Fund's Lipper peer group of 565 Intermediate Investment Grade Debt Funds returned an average of -2.43% for the same period.


Q. REVIEW WHAT HAPPENED IN THE FIXED INCOME MARKETS DURING THE LAST FISCAL PERIOD ENDED SEPTEMBER 30, 2008.

A. During the twelve months ended September 30, 2008, interest rates fell amongst a flight to quality as a drying up of liquidity and breakdown in confidence brought the global financial system to the brink of collapse. The faulty practice of extending mortgage loans to less than creditworthy borrowers ultimately created a tsunami that washed over the entire financial industry leaving behind the carnage of failed borrowers, lenders, banks and investors. Central banks worldwide injected massive amounts of liquidity as short-term markets dried up under an unwillingness of banks to lend to each other. The commercial paper (CP) market froze with little issuance as CP rates rose amid declining investor demand. Due to credit losses in their portfolios, a few money market funds "broke the buck", which called into question the safety of all money market funds. In addition to liquidity measures, the Federal Reserve lowered the fed funds target from 4.75% to 2% during this twelve-month period.

    Independent National Mortgage Corporation (IndyMac), Washington Mutual and Lehman Brothers failed under the weight of their exposure to mortgage loans/securities. The federal government engineered the takeover of Bear Stearns by JP Morgan in March, placed Fannie Mae and Freddie Mac under conservatorship and extended an emergency loan to AIG in September to prevent those firms from succumbing to the same fate. In early October, after much politicking, the House and Senate passed a bill allowing the Treasury to invest up to $700 Billion in mortgage-related loans/securities and/or direct capital infusions to troubled banks.

    These events contributed to one of the worst credit environments on record. The yield spread for the Lehman Brothers Investment Grade Credit Index widened over 250 bps to 385 bps, while that for the Lehman Brothers High Yield Index surpassed 1000 bps, up more than 600 bps. Residential mortgaged backed securities (MBS) spreads ended slightly higher



[PHOTO OF PAUL M. COLONNA OMITTED.]

Income Fund
--------------------------------------------------------------------------   Q&A


    after trading in the 100 bps range. Commercial MBS spreads however widened dramatically (AAA-rated, 10-year Super Duper tranche +345 bps). Wider credit spreads came as a result of growing economic fears and reduced liquidity, exacerbated by declining treasury yields in the flight to quality. 2-year and 10-year note yields finished the period at 1.96% and 3.82%, down 204 and 72 bps respectively.


Q.  WHAT WERE THE PRIMARY DRIVERS BEHIND
    FUND PERFORMANCE?

A. The primary source of underperformance came from the Fund's exposure to mortgage-related securities, which experienced significant price declines as this market became more dislocated during the period. Tactical duration and yield curve positioning taking advantage of the volatility in rates contributed positively to performance. Although the funds general underweight in investment grade debt securities versus the benchmark helped performance, the exposure to high yield and emerging market debt securities hurt relative return.

Income Fund
--------------------------------------------------------------------------------
                                              Understanding Your Fund's Expenses



As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2008.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.


APRIL 1, 2008 - SEPTEMBER 30, 2008

---------------------------------------------------------------------------------------------------------------------------
                               ACCOUNT VALUE AT THE               ACCOUNT VALUE AT THE                  EXPENSES PAID
                            BEGINNING OF THE PERIOD ($)           END OF THE PERIOD ($)            DURING THE PERIOD ($)*
---------------------------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**
---------------------------------------------------------------------------------------------------------------------------

     Investment Class                1,000.00                             966.68                             0.89

     Service Class                   1,000.00                             965.53                             2.12

---------------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
---------------------------------------------------------------------------------------------------------------------------

     Investment Class                1,000.00                           1,023.88                             0.91

     Service Class                   1,000.00                           1,022.66                             2.17
---------------------------------------------------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.18% FOR INVESTMENT CLASS SHARES AND 0.43% FOR SERVICE CLASS SHARES, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 183/366 (TO REFLECT THE ONE-HALF YEAR PERIOD).

**   ACTUAL FUND RETURNS FOR SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2008 WERE AS
     FOLLOWS: -3.33% FOR INVESTMENT CLASS SHARES, AND -3.45% FOR SERVICE CLASS SHARES.

Income Fund
--------------------------------------------------------------------------------

INVESTMENT PROFILE

A mutual fund designed for investors who seek maximum income consistent with prudent investment management and the preservation of capital by investing at least 80% of its net assets in debt securities under normal circumstances and invests primarily in a variety of investment grade debt securities, such as mortgage-backed securities, corporate bonds, U.S. Government securities, and money market instruments.

LIPPER PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

Intermediate Investment Grade Debt Debt Peer Group

Based on average annual total returns for the periods ended 9/30/08

                                         ONE YEAR     FIVE YEAR     TEN YEAR
--------------------------------------------------------------------------------

Number of Funds in peer group:              565          395          198
--------------------------------------------------------------------------------

Peer group average annual total return:   -2.43%        2.00%        4.06%
--------------------------------------------------------------------------------

Lipper categories in Peer group: Intermediate Investment Grade Debt




QUALITY RATINGS AS OF SEPTEMBER 30, 2008
as a % of Market Value
================================================================================

         MOODY'S/S&P/                   PERCENTAGE OF
        FITCH RATING**                  MARKET VALUE
--------------------------------------------------------------------------------
           Aaa / AAA                       77.73%
--------------------------------------------------------------------------------
            Aa / AA                         6.50%
--------------------------------------------------------------------------------
             A / A                          6.72%
           Baa / BBB                        4.09%
       Ba / BB and lower                    4.95%
          NR / Other                        0.01%
                                          100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
CHANGE IN VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------


INVESTMENT CLASS SHARES
================================================================================


[Line chart omitted -- plot points are as follows:]

                           Income Fund                 LB Aggregate Bond Index
09/98                      $10,000.00                         $10,000.00
09/99                        9,928.16                           9,963.40
09/00                       10,584.20                          10,659.90
09/01                       11,938.49                          12,040.66
09/02                       12,901.87                          13,075.73
09/03                       13,592.44                          13,783.10
09/04                       14,052.07                          14,290.04
09/05                       14,433.95                          14,689.46
09/06                       14,975.71                          15,228.64
09/07                       15,716.95                          16,010.75
09/08                       15,843.39                          16,595.50


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED SEPTEMBER 30, 2008
--------------------------------------------------------------------------------

INVESTMENT CLASS SHARES (Inception date: 11/21/97)
--------------------------------------------------------------------------------

                                ONE     FIVE     TEN       ENDING VALUE OF A
                                YEAR    YEAR    YEAR     $10,000 INVESTMENT (A)
--------------------------------------------------------------------------------
Income Fund                    0.80%   3.11%   4.71%          $15,843
--------------------------------------------------------------------------------
LB Aggregate Bond Index        3.65%   3.78%   5.20%          $16,595
================================================================================


SERVICE CLASS SHARES
================================================================================


[Line chart omitted -- plot points are as follows:]

                      Income Fund                 LB Aggregate Bond Index
09/05                 $10,000.00                          $10,000.00
12/05                  10,060.16                           10,059.48
03/06                  10,032.77                            9,994.42
06/06                  10,011.38                            9,986.79
09/06                  10,349.85                           10,367.05
12/06                  10,494.06                           10,495.43
03/07                  10,662.36                           10,653.22
06/07                  10,600.08                           10,598.04
09/07                  10,847.15                           10,899.48
12/07                  11,333.29                           11,226.61
03/08                  11,517.92                           11,470.02
06/08                  11,335.05                           11,353.01
09/08                  11,120.85                           11,297.55


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED SEPTEMBER 30, 2008
--------------------------------------------------------------------------------

SERVICE CLASS SHARES (Inception date: 09/30/05)
--------------------------------------------------------------------------------

                               ONE     THREE    SINCE       ENDING VALUE OF A
                               YEAR    YEAR   INCEPTION   $10,000 INVESTMENT (A)
--------------------------------------------------------------------------------
Income Fund                   2.41%    3.60%    3.60%           $11,121
--------------------------------------------------------------------------------
LB Aggregate Bond Index       3.65%    4.15%    4.15%*          $11,298
================================================================================


SECTOR ALLOCATION AS OF SEPTEMBER 30, 2008
================================================================================

Portfolio Composition as a % of the Market Value of $436,882 (in thousands) as of September 30, 2008


[Pie chart omitted -- plot points are as follows:]

Mortgage Backed                                      38.4%
Corporate Notes                                      18.9%
Short-Term & Others                                  17.2%
Asset Backed                                          9.9%
U.S. Treasuries                                       7.5%
Federal Agencies                                      7.0%
Sovereign Bonds                                       0.7%
Other Investments                                     0.4%

AN INVESTMENT IN THE GE INSTITUTIONAL INCOME FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

(A) ENDING VALUE OF A $10,000 INVESTMENT FOR THE TEN-YEAR PERIOD OR SINCE INCEPTION, WHICHEVER IS LESS.

* INDEX RETURNS ARE NOT AVAILABLE FROM THE FUND'S INCEPTION DATE AND THEREFORE ARE CALCULATED FROM THE MONTH END NEAREST TO THE FUND'S INCEPTION DATE.

** MOODY'S INVESTORS SERVICES INC, STANDARD & POOR'S AND FITCH ARE NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATIONS.

SEE NOTES TO PERFORMANCE BEGINNING ON PAGE 1 FOR FURTHER INFORMATION.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

INCOME FUND

Schedule of Investments                                       September 30, 2008
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                               PRINCIPAL
                                                AMOUNT             VALUE
--------------------------------------------------------------------------------

BONDS AND NOTES -- 102.0%
--------------------------------------------------------------------------------


U.S. TREASURIES -- 10.1%

U.S. Treasury Bonds
4.38%       02/15/38 .....................  $   6,697,700  $  6,782,989(j)
4.50%       05/15/38 .....................      3,815,900     3,939,321(j)
U.S. Treasury Notes
3.13%       08/31/13 .....................      9,953,400    10,029,603(j)
3.50%       02/15/18 .....................          5,600         5,492(j)
3.63%       10/31/09 .....................      8,399,000     8,555,826(j)
4.00%       08/15/18 .....................      1,348,200     1,367,370(j)
4.50%       11/15/10 - 05/15/17 ..........        205,000       215,984
4.63%       11/15/09 .....................      1,865,000     1,921,825
                                                             32,818,410

FEDERAL AGENCIES -- 9.4%

Federal Home Loan Banks
5.00%       11/17/17 .....................      1,400,000     1,411,015
Federal Home Loan Mortgage Corp.
4.13%       12/21/12 - 09/27/13 ..........      7,678,000     7,742,830
4.88%       02/09/10 .....................      4,960,000     5,071,044(h)
5.13%       11/17/17 .....................      6,400,000     6,595,258(j)
Federal National Mortgage Assoc.
3.63%       02/12/13 .....................      1,966,000     1,946,136(h)
3.88%       07/12/13 .....................      7,812,000     7,792,595(h)
                                                              30,558,878

AGENCY MORTGAGE BACKED -- 38.0%

Federal Home Loan Mortgage Corp.
4.50%       06/01/33 - 02/01/35 ..........        569,204       539,388(h)
5.00%       07/01/35 - 10/01/35 ..........      1,224,522     1,194,619(h)
5.50%       05/01/20 - 03/01/38 ..........      3,348,730     3,335,969(h)
6.00%       04/01/17 - 11/01/37 ..........      4,081,192     4,138,958(h)
6.50%       01/01/27 - 08/01/36 ..........      1,558,450     1,605,060(h)
7.00%       10/01/16 - 08/01/36 ..........        353,970       370,800(h)
7.50%       11/01/09 - 09/01/33 ..........         42,641        45,889(h)
8.00%       11/01/30                               43,202        46,862(h)
8.50%       04/01/30 - 05/01/30 ..........         75,122        83,375(h)
9.00%       12/01/16 .....................          3,636         3,989(h)
9.50%       04/01/21 .....................            301           333(h)
5.50%       TBA                                14,455,000    14,378,215(c)
Federal National Mortgage Assoc.
4.00%       05/01/19 - 06/01/19 ..........        505,265       483,465(h)
4.50%       05/01/18 - 02/01/35 ..........      2,636,493     2,553,944(h)
5.00%       07/01/20 - 08/01/35 ..........      2,014,942     1,971,382(h)
5.25%       04/01/37 .....................        359,929       361,355(i)
5.47%       04/01/37 .....................         23,672        23,831(i)
5.50%       03/01/14 - 04/01/38 ..........      8,812,275     8,810,139(h)
5.50%       10/01/24 .....................         90,335        90,591(h,i)
5.51%       04/01/37 .....................        329,679       332,902(i)
5.52%       04/01/37 .....................        131,963       133,272(i)
5.54%       04/01/37 .....................        307,668       310,772(i)


--------------------------------------------------------------------------------
                                               PRINCIPAL
                                                AMOUNT             VALUE
--------------------------------------------------------------------------------

5.59%       04/01/37 .....................  $     391,595  $    396,288(i)
5.62%       03/01/37 .....................         29,640        29,904(i)
5.68%       05/01/37 .....................        233,680       236,255(i)
5.70%       04/01/37 .....................        286,338       290,002(i)
5.71%       04/01/37 .....................        148,320       150,339(i)
6.00%       02/01/14 - 03/01/38 ..........     11,852,716    12,026,502(h)
6.01%       10/01/37 .....................        522,179       529,469(i)
6.50%       07/01/17 - 08/01/36 ..........      3,752,222     3,865,063(h)
7.00%       08/01/13 - 06/01/36 ..........      1,169,436     1,229,513(h)
7.50%       12/01/09 - 03/01/34 ..........        442,943       477,096(h)
8.00%       12/01/12 - 11/01/33 ..........        205,993       223,234(h)
8.50%       05/01/31 .....................         11,340        12,495(h)
9.00%       06/01/09 - 12/01/22 ..........         27,334        29,479(h)
5.00%       TBA ..........................     23,301,000    22,882,753(c)
5.50%       TBA ..........................     21,328,000    21,258,574(c)
6.00%       TBA ..........................     11,026,000    11,186,005(c)
6.50%       TBA ..........................      3,472,000     3,553,377(c)
7.00%       TBA ..........................        825,000       861,868(c)
Government National
   Mortgage Assoc.
4.50%       08/15/33 - 09/15/34 ..........        966,403       924,393(h)
5.00%       08/15/33 .....................        179,572       176,729(h,o)
6.00%       04/15/27 - 09/15/36 ..........        871,532       887,093(h)
6.50%       04/15/19 - 09/15/36 ..........        697,256       717,224(h)
6.50%       02/15/24 - 08/15/34 ..........         94,791        97,599(h,o)
7.00%       03/15/12 - 10/15/36 ..........        365,696       382,257(h)
7.00%       01/15/28 - 06/15/34 ..........         29,808        31,372(h,o)
7.50%       01/15/23 - 10/15/33 ..........        101,350       109,217(h)
7.50%       01/15/28 - 09/15/23 ..........          2,651         2,861(h,o)
8.00%       02/15/30 - 09/15/30 ..........          2,072         2,275(h)
8.50%       10/15/17                               15,564        17,041(h)
9.00%       11/15/16 - 12/15/21 ..........         92,997       101,665(h)
                                                            123,503,052

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 3.1%

Collateralized Mortgage Obligation
   Trust (Class B)
5.96%       11/01/18                                1,618         1,398(d,f,h)
Federal Home Loan Mortgage Corp.
4.00%       06/15/36                            5,863,761       480,585(g,i,p)
4.16%       05/15/36 - 11/15/36 ..........      3,094,168       232,685(g,h,i,p)
4.26%       05/15/37 .....................      1,271,816       113,545(g,i,p)
4.50%       04/15/13 - 03/15/19 ..........        843,522        72,864(g,h,p)
4.51%       02/15/38 .....................      1,295,817       122,641(g,i,p)
4.81%       09/15/35 .....................      1,223,529       132,580(g,i,p)
5.00%       03/15/11 - 12/01/34 ..........      7,090,489     1,509,007(g,h,p)
5.00%       05/15/38 .....................        292,422       248,216  (h)
5.50%       04/15/17 - 06/15/33 ..........        661,761       145,592(g,h,p)
7.13%       12/15/33 .....................        231,580       198,991(h,i)
7.50%       01/15/16 .....................         41,804        43,191  (h)
7.50%       07/15/27 .....................         19,139         4,177(g,h,p)
8.00%       04/15/20 .....................            572           597  (h)
8.00%       02/01/23 - 07/01/24 ..........         17,544         4,342(g,h,p)
15.33%      11/15/37 .....................        781,117       478,894(d,f,h)
32.25%      09/25/43 .....................      2,186,728        16,964(g,h,i,p)
Federal Home Loan Mortgage STRIPS
5.18%       08/01/27 .....................          4,110         3,437(d,f,h)



See Notes to Schedules of Investments on page 85 and Notes to Financial Statements on page 102.

INCOME FUND

Schedule of Investments                                       September 30, 2008
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                               PRINCIPAL
                                                AMOUNT             VALUE
--------------------------------------------------------------------------------

Federal National Mortgage Assoc.
1.19%       12/25/42 .....................  $     486,087  $     17,625(g,h,i,p)
3.24%       05/25/37 .....................      3,668,491       316,673(g,i,p)
3.29%       04/25/38 .....................      1,678,932       136,009(g,h,i,p)
3.54%       10/25/35 .....................      2,942,911       302,937(g,i,p)
3.79%       10/25/29 .....................        511,219        46,641(g,h,i,p)
4.00%       02/25/28 .....................         17,572        17,519(h)
4.29%       05/25/18 .....................        660,424        56,445(g,h,i,p)
4.39%       09/25/42 .....................      1,296,358       122,619(g,h,i,p)
4.49%       08/25/16 .....................        257,147        13,891(g,h,i,p)
4.50%       05/25/18 .....................        179,575        11,560(g,h,p)
4.75%       11/25/14 .....................         92,124         3,565(g,h,p)
5.00%       08/25/17 - 02/25/32 ..........      1,241,111       163,329(g,h,p)
5.00%       10/25/35 - 08/25/38 ..........        745,545       641,021(h)
5.50%       01/25/33 .....................        349,600       328,308
8.00%       07/25/14 .....................         21,292        21,326(h)
Federal National Mortgage
   Assoc. (Class 1)
4.50%       09/01/35 - 01/01/36 ..........      2,556,514       641,365(g,p)
4.76%       11/01/34 .....................        241,661       186,838(d,f,h)
5.00%       05/25/38 .....................        803,917       204,464(g,p)
Federal National Mortgage
   Assoc. (Class 2)
5.00%       09/01/33 - 03/25/38 ..........      2,080,570       479,383(g,p)
5.50%       12/01/33 - 01/25/36 ..........      1,093,882       239,763(g,h,p)
Federal National Mortgage
   Assoc. REMIC
4.50%       11/25/13 .....................        120,935         1,547(g,h,p)
5.00%       10/25/22 .....................        219,550        30,065(g,h,p)
9.55%       03/25/31 .....................        441,353       464,593(h,i)
Federal National Mortgage Assoc.
   REMIC (Class B)
5.78%       12/25/22 .....................          1,206         1,014(d,f,h)
Federal National Mortgage Assoc.
   REMIC (Class J)
1080.91%    03/25/22 .....................              1             1(g,h,p)
Federal National Mortgage Assoc.
   REMIC (Class K)
1008.00%    05/25/22 .....................             22           560(g,h,p)
Federal National Mortgage Assoc.
   STRIPS (Class 2)
4.50%       08/01/35 .....................        748,940       180,584(g,p)
5.00%       08/01/34 .....................      6,610,654     1,557,635(g,h,p)
7.50%       11/01/23 .....................        100,190        26,349(g,h,p)
8.00%       08/01/23 - 07/01/24 ..........         37,719         9,487(g,h,p)
8.50%       03/01/17 - 07/25/22 ..........          3,765           941(g,h,p)
9.00%       05/25/22 .....................          1,257           325(g,h,p)
                                                             10,034,088

ASSET BACKED -- 6.8%

Accredited Mortgage Loan Trust (Class A)
3.51%       07/25/34 .....................         59,101        27,007(h,i)
BA Credit Card Trust
2.49%       08/15/12 .....................      2,000,000     1,945,200(h,i)


--------------------------------------------------------------------------------
                                               PRINCIPAL
                                                AMOUNT             VALUE
--------------------------------------------------------------------------------

Bear Stearns Asset Backed Securities
   Trust (Class A)
3.58%       01/25/34 .....................  $      52,644  $     41,725(h,i)
Capital Auto Receivables Asset
   Trust (Class A)
3.27%       01/15/10 .....................        895,000       886,609(b,h,i)
Capital One Auto Finance Trust
2.49%       04/15/12 .....................      1,473,515     1,420,498(h,i,o)
Capital One Multi-Asset Execution
   Trust (Class A)
2.52%       03/16/15 .....................        270,000       234,408(h,i)
Carmax Auto Owner Trust
4.35%       03/15/10 .....................        113,499       113,223(h)
Chase Funding Mortgage Loan
   Asset-Backed Certificates
3.71%       03/25/32 .....................         33,973        29,331(h,i)
Countrywide Asset-Backed
   Certificates (Class A)
3.77%       08/25/32 .....................          7,743         6,566(h,i)
Discover Card Master Trust I
   (Class A)
2.52%       04/17/12 .....................      4,000,000     3,946,761(h,i)
Fleet Home Equity Loan
   Trust (Class A)
3.44%       01/20/33 .....................        120,623        76,400(h,i)
Ford Credit Floorplan Master Owner
   Trust (Class A)
2.67%       06/15/11 .....................      2,000,000     1,987,205(i)
GSAA Trust
3.27%       10/25/36 .....................      1,420,605     1,255,902(h,i)
Honda Auto Receivables Owner
   Trust (Class A)
4.15%       10/15/10 .....................        166,383       166,414(h)
Indymac Residential Asset Backed
   Trust (Class M)
5.21%       04/25/37 .....................        133,000         9,024(h,i,o)
JP Morgan Mortgage
   Acquisition Corp.
3.36%       03/01/37 .....................      1,500,000     1,155,000(h,i,o)
Mid-State Trust
7.54%       07/01/35 .....................          5,120         4,638(h,o)
Option One Mortgage Loan Trust
3.34%       07/25/37 .....................      2,500,000     1,743,653(h,i,o)
Peco Energy Transition Trust
6.52%       12/31/10 .....................        238,000       244,254(h)
Residential Asset Mortgage
   Products Inc.
3.45%       03/25/34 .....................          3,057         3,004(h,i)
Residential Asset Securities Corp.
3.71%       07/25/32 .....................         12,757        10,079(h,i)
Residential Asset Securities Corp.
   (Class A)
3.79%       06/25/33 .....................         12,832         9,468(h,i)
4.16%       07/25/30 .....................         34,293        33,691(h,i)
SLM Student Loan Trust (Class A)
2.87%       06/15/18 .....................        158,826       149,296(h,i)



See Notes to Schedules of Investments on page 85 and Notes to Financial Statements on page 102.

INCOME FUND

Schedule of Investments                                       September 30, 2008
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                               PRINCIPAL
                                                AMOUNT             VALUE
--------------------------------------------------------------------------------


Swift Master Auto Receivables
   Trust (Class A)
2.59%       06/15/12 .....................  $   1,500,000  $  1,334,177(h,i)
Triad Auto Receivables Owner
   Trust (Class A)
2.55%       02/12/14 .....................      1,000,000       903,021(h,i)
Wachovia Asset Securitization, Inc.
   (Class A)
3.43%       06/25/34 .....................         94,702        80,487(h,i)
Washington Mutual Master
   Note Trust
2.52%       05/15/14 .....................      5,000,000     4,271,850(b,h,i)
Wells Fargo Home Equity Trust
3.97%       05/25/34 .....................        100,841        98,306(h,i)
                                                             22,187,197

CORPORATE NOTES -- 25.4%

Abbey National PLC
7.95%       10/26/29 .....................        239,000       230,763(h)
Abbott Laboratories
5.60%       11/30/17 .....................        172,000       166,720
5.88%       05/15/16 .....................        554,000       552,664
AES Ironwood LLC
8.86%       11/30/25 .....................        670,703       670,703(h)
American Electric Power
   Company, Inc. (Series C)
5.38%       03/15/10 .....................        665,000       669,037(h)
American International Group, Inc.
5.85%       01/16/18 .....................        417,000       209,312(h)
American Railcar Industries, Inc.
7.50%       03/01/14 .....................        100,000        88,500(h)
ARAMARK Corp.
8.50%       02/01/15 .....................        782,000       735,080(h)
ArcelorMittal USA
6.50%       04/15/14 .....................        335,000       340,226(h)
Archer-Daniels-Midland Co.
5.45%       03/15/18 .....................        114,000       105,414
6.45%       01/15/38 .....................        588,000       530,442(h)
Arizona Public Service Co.
6.25%       08/01/16 .....................        290,000       268,386(h)
AT&T, Inc.
5.60%       05/15/18 .....................        594,000       531,654
6.40%       05/15/38 .....................        550,000       461,571
BAC Capital Trust VI
5.63%       03/08/35 .....................        376,000       287,038(h)
Banco Mercantil del Norte S.A.
6.14%       10/13/16 .....................        200,000       190,671(b,h,i)
Bank of America Corp.
5.75%       12/01/17 .....................        295,000       250,156
8.00%       12/29/49 .....................        149,000       117,988(h,i)
Bank of America Corp. (Series L)
5.65%       05/01/18 .....................      1,750,000     1,474,011(h)
Bear Stearns Companies Inc.
5.85%       07/19/10 .....................        422,000       420,132(h)
6.95%       08/10/12 .....................        845,000       853,555(h)


--------------------------------------------------------------------------------
                                               PRINCIPAL
                                                AMOUNT             VALUE
--------------------------------------------------------------------------------

BellSouth Corp.
4.20%       09/15/09 .....................  $     600,000  $    591,864(h)
6.55%       06/15/34 .....................        356,000       305,209(h)
Berkshire Hathaway Finance Corp.
5.00%       08/15/13 .....................      1,204,000     1,200,831(b)
Bristol-Myers Squibb Co.
5.45%       05/01/18 .....................        450,000       424,941
5.88%       11/15/36 .....................        250,000       220,312(h)
British Telecommunications PLC
8.63%       12/15/10 .....................        115,000       120,193(h)
Cadbury Schweppes US Finance LLC
3.88%       10/01/08 .....................         81,000        81,000(b,h)
Cardinal Health, Inc.
5.50%       06/15/13 .....................        314,000       300,438
Cargill Inc.
5.20%       01/22/13 .....................        625,000       604,391(b,h)
6.00%       11/27/17 .....................        554,000       521,240(b,h)
Carolina Power & Light Co.
5.15%       04/01/15 .....................        179,000       172,262(h)
5.70%       04/01/35 .....................         92,000        79,367(h)
6.13%       09/15/33 .....................        166,000       153,406(h)
Century Aluminum Co.
7.50%       08/15/14 .....................        726,000       682,440
Chesapeake Energy Corp.
7.25%       12/15/18 .....................        781,000       718,520
Citigroup, Inc.
6.50%       08/19/13 .....................      2,075,000     1,844,194
Clarendon Alumina Production Ltd.
8.50%       11/16/21 .....................        385,000       388,850(b,h)
CME Group Inc.
5.40%       08/01/13 .....................        717,000       719,171
Community Health Systems, Inc.
8.88%       07/15/15 .....................        782,000       742,900(h)
Consolidated Edison Company
   of New York, Inc.
5.85%       04/01/18 .....................        735,000       697,802
Constellation Brands, Inc.
7.25%       05/15/17 .....................        782,000       719,440
COX Communications Inc.
6.25%       06/01/18 .....................        662,000       615,202(b)
7.13%       10/01/12 .....................        185,000       188,490(h)
7.75%       11/01/10 .....................        295,000       305,921(h)
Credit Suisse
6.00%       02/15/18 .....................        883,000       769,270(h)
CSC Holdings Inc.
8.50%       06/15/15 .....................        783,000       727,211(b,h)
CSX Transportation, Inc.
9.75%       06/15/20 .....................        146,000       164,850(h)
CVS/Caremark Corp.
5.75%       06/01/17 .....................        860,000       803,663(h)
Diageo Capital PLC
5.20%       01/30/13 .....................        286,000       284,594(h)
Dominion Resources, Inc.
6.30%       09/30/66 .....................      1,145,000     1,007,829(h,i)
Dover Corp.
6.50%       02/15/11 .....................        225,000       237,320(h)
DP World Ltd.
6.85%       07/02/37 .....................        300,000       222,108(b,h)



See Notes to Schedules of Investments on page 85 and Notes to Financial Statements on page 102.

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Schedule of Investments                                       September 30, 2008
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                               PRINCIPAL
                                                AMOUNT             VALUE
--------------------------------------------------------------------------------

Duke Energy Carolinas LLC
5.38%       01/01/09 .....................  $     125,000  $    125,144(h)
Duke Energy Indiana, Inc.
6.35%       08/15/38 .....................        431,000       398,683
Duke Realty LP
6.25%       05/15/13 .....................        305,000       296,797
Dynegy Holdings, Inc.
7.50%       06/01/15 .....................        782,000       660,790
Echostar DBS Corp.
7.75%       05/31/15 .....................        783,000       663,593
EI Du Pont de Nemours & Co.
4.88%       04/30/14 .....................        255,000       246,420(h)
6.00%       07/15/18 .....................      1,006,000       981,983
El Paso Electric Co.
6.00%       05/15/35 .....................        205,000       167,788(h)
Empresa Energetica de Sergipe/
   S.A. de Eletrificacao da Paraiba
10.50%      07/19/13 .....................        103,000       106,090(b,h)
EOG Resources, Inc.
5.88%       09/15/17 .....................        518,000       487,070
6.88%       10/01/18 .....................        405,000       403,554
Ford Motor Credit Company LLC
7.88%       06/15/10 .....................        782,000       596,922
Galaxy Entertainment Finance
   Company Ltd.
9.88%       12/15/12 .....................        135,000        91,800(h)
Georgia-Pacific LLC
9.50%       12/01/11 .....................        781,000       773,190
GlaxoSmithKline Capital Inc.
4.85%       05/15/13 .....................        306,000       300,408
6.38%       05/15/38 .....................        725,000       680,624
Globo Comunicacao e
   Participacoes S.A.
7.25%       04/26/22 .....................        205,000       179,375(b,h)
GMAC LLC
6.88%       09/15/11 .....................        782,000       348,918
Goldman Sachs Group, Inc.
6.15%       04/01/18 .....................      1,550,000     1,288,847
6.60%       01/15/12 .....................        905,000       843,630(h)
6.88%       01/15/11 .....................        440,000       420,603(h)
GTE Corp.
7.51%       04/01/09 .....................        250,000       253,560(h)
Halliburton Co.
5.90%       09/15/18 .....................        194,000       191,411
Harrah's Operating Company Inc.
10.75%      02/01/16 .....................        781,000       398,310(b)
HCA Inc.
9.25%       11/15/16 .....................        782,000       760,495
Hewlett-Packard Co.
5.50%       03/01/18 .....................        431,000       404,444(h)
Hexion US Finance Corp.
9.75%       11/15/14 .....................        655,000       517,450(h)
Honeywell International, Inc.
5.30%       03/01/18 .....................        964,000       907,364
Host Hotels & Resorts LP (REIT)
6.38%       03/15/15 .....................      1,136,000       923,000
HSBC Bank USA N.A.
4.63%       04/01/14 .....................        175,000       157,379(h)
7.00%       01/15/39 .....................        750,000      673,954


--------------------------------------------------------------------------------
                                               PRINCIPAL
                                                AMOUNT             VALUE
--------------------------------------------------------------------------------

HSBC Capital Funding LP (Series 1)
9.55%       12/29/49 .....................  $     109,000  $    100,062(b,h,i)
HSBC Finance Corp.
6.75%       05/15/11 .....................        220,000       221,138(h)
HSBC Holdings PLC
6.50%       05/02/36 .....................        100,000        82,826(h)
IIRSA Norte Finance Ltd.
8.75%       05/30/24 .....................        273,680       288,732(b,h)
Independencia International Ltd.
9.88%       05/15/15 .....................        230,000       189,750(b)
ING Capital Funding TR III
8.44%       12/29/49 .....................        718,000       662,075(h,i)
ING Groep N.V.
5.78%       12/29/49 .....................        188,000       150,227(h,i)
Ingersoll-Rand Global Holding
   Company Ltd.
6.88%       08/15/18 .....................        858,000       845,562
Intergen N.V.
9.00%       06/30/17 .....................        471,000       471,000(b,h)
International Business
   Machines Corp.
4.75%       11/29/12 .....................        300,000       300,318(h)
Interoceanica IV Finance Ltd.
4.78%       11/30/18 .....................        365,000       225,862(b,d,h)
4.95%       11/30/25 .....................        162,399        70,124(b,d,h)
Iron Mountain, Inc.
8.00%       06/15/20 .....................        782,000       750,720
John Deere Capital Corp.
4.50%       04/03/13 .....................        597,000       569,816
Johnson & Johnson
5.85%       07/15/38 .....................        716,000       696,222
JP Morgan Chase & Co.
6.40%       05/15/38 .....................        473,000       408,932
7.00%       11/15/09 .....................        805,000       805,156(h)
JPMorgan Chase Bank
5.88%       06/13/16 .....................        135,000       125,016(h)
Kellogg Co.
5.13%       12/03/12 .....................        262,000       261,253
Kroger Co.
6.15%       01/15/20 .....................        758,000       694,930
Landsbanki Islands
3.51%       08/25/09 .....................        300,000       258,927(b,h,i)
Lippo Karawaci Finance BV
8.88%       03/09/11 .....................        500,000       444,608
LyondellBasell Industries AF SCA
8.38%       08/15/15 .....................        763,000       358,610(b)
Marfrig Overseas Ltd.
9.63%       11/16/16 .....................        245,000       196,000(b)
Markel Corp.
7.35%       08/15/34 .....................        225,000       205,724(h)
McDonald's Corp.
5.80%       10/15/17 .....................        287,000       285,401
6.30%       03/01/38 .....................        433,000       417,287
Mediacom LLC/Mediacom
   Capital Corp.
9.50%       01/15/13 .....................        505,000       451,975(h)
Merck & Company, Inc.
5.75%       11/15/36 .....................        170,000       157,740(h)



See Notes to Schedules of Investments on page 85 and Notes to Financial Statements on page 102.

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Schedule of Investments                                       September 30, 2008
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                               PRINCIPAL
                                                AMOUNT             VALUE
--------------------------------------------------------------------------------

Merrill Lynch & Company, Inc.
6.05%       08/15/12 .....................  $     289,000  $    270,976
6.88%       04/25/18 .....................        617,000       545,891
MetLife, Inc. (Series A)
6.82%       08/15/18 .....................      1,058,000     1,001,084
Metropolitan Life Global Funding I
4.25%       07/30/09 .....................        460,000       451,713(b,h)
Midamerican Energy Holdings Co.
6.13%       04/01/36 .....................        245,000       206,065(h)
Mizuho Financial Group Cayman Ltd.
8.38%       12/29/49 .....................        405,000       347,595
Morgan Stanley
6.00%       04/28/15 .....................        500,000       340,114
Morgan Stanley (Series F)
6.63%       04/01/18 .....................        400,000       264,716
Munich Re America Corp. (Series B)
7.45%       12/15/26 .....................        235,000       240,918(h)
Nakilat Inc.
6.07%       12/31/33 .....................        100,000        89,080(b,h)
6.27%       12/31/33 .....................        330,000       290,687(b,h)
Nelnet, Inc.
5.13%       06/01/10 .....................        461,000       429,437(h)
New York Life Global Funding
5.38%       09/15/13 .....................        304,000       313,417(b)
NGPL PipeCo LLC
7.12%       12/15/17 .....................        305,000       289,484(b)
Norfolk Southern Corp.
8.63%       05/15/10 .....................        380,000       404,135(h)
Norfolk Southern Railway Co.
9.75%       06/15/20 .....................        261,000       321,796(h)
Northern States Power
6.25%       06/01/36 .....................        115,000       105,180(h)
NorthWestern Corp.
5.88%       11/01/14 .....................        412,000       393,749(h)
NRG Energy, Inc.
7.38%       02/01/16 .....................        780,000       702,000
Oncor Electric Delivery Co.
5.95%       09/01/13 .....................      1,032,000       954,208(b)
OPTI Canada Inc.
8.25%       12/15/14 .....................        330,000       295,350
Pacific Gas & Electric Co.
5.80%       03/01/37 .....................        250,000       213,248
Parker Hannifin Corp.
5.50%       05/15/18 .....................        460,000       458,869
Pemex Finance Ltd.
9.03%       02/15/11 .....................        332,500       351,619  (h)
Pemex Project Funding Master Trust
5.75%       03/01/18 .....................        130,000       123,019  (b)
7.88%       02/01/09 .....................        122,000       123,151
PepsiCo, Inc.
5.00%       06/01/18 .....................      1,163,000     1,122,873
Pitney Bowes, Inc.
3.88%       06/15/13 .....................        356,000       340,106
PNC Preferred Funding Trust I
6.52%       12/31/49 .....................        270,000       188,849(b,i)
Potomac Edison Co.
5.35%       11/15/14 .....................        178,000       164,615(h)


--------------------------------------------------------------------------------
                                               PRINCIPAL
                                                AMOUNT             VALUE
--------------------------------------------------------------------------------

Public Service Company of Colorado
7.88%       10/01/12 .....................  $     405,000  $    440,948(h)
Puget Sound Energy, Inc.
5.48%       06/01/35 .....................        250,000       181,073(h)
Puget Sound Energy, Inc. (Series A)
6.97%       06/01/67 .....................        495,000       400,950(i)
Rabobank Capital Funding II
5.26%       12/31/49 .....................        256,000       236,984(b,h,i)
Rio Tinto Finance USA Ltd.
6.50%       07/15/18 .....................        442,000       417,959
Rogers Communications, Inc.
6.80%       08/15/18 .....................        720,000       681,142
Royal Bank of Scotland Group PLC
5.00%       10/01/14 .....................        290,000       284,697(h)
Sabine Pass LNG LP
7.25%       11/30/13 .....................        425,000       335,750
7.50%       11/30/16 .....................        650,000       507,000
Security Benefit Life Insurance
8.75%       05/15/16 .....................        265,000       264,592(b,o)
Skandinaviska Enskilda Banken AB
7.50%       03/29/49 .....................        295,000       295,922(b,h,i)
Southern California Edison Co.
5.50%       08/15/18 .....................        904,000       862,547
Sprint Capital Corp.
7.63%       01/30/11 .....................        203,000       184,730
Standard Bank London Holdings PLC
   for NAK Naftogaz Ukrainy
8.13%       09/30/09 .....................        100,000        82,343
Standard Chartered Bank
   Hong Kong Ltd.
4.38%       12/03/14 .....................        420,000       410,760
Telecom Italia Capital S.A.
6.20%       07/18/11 .....................        708,000       708,205
Telefonica Emisiones SAU
5.86%       02/04/13 .....................        375,000       360,810
6.22%       07/03/17 .....................        429,000       394,839
Tenneco, Inc.
8.63%       11/15/14 .....................        783,000       622,485
Terex Corp.
8.00%       11/15/17 .....................        782,000       711,620
Tesco PLC
5.50%       11/15/17 .....................        300,000       268,623(b)
Textron Inc.
6.50%       06/01/12 .....................        290,000       302,832
The Travelers Companies, Inc.
5.80%       05/15/18 .....................        314,000       287,790
Thomson Reuters Corp.
5.95%       07/15/13 .....................        596,000       595,297
6.50%       07/15/18 .....................        286,939       274,418
TIAA Global Markets Inc.
4.95%       07/15/13 .....................        455,000       459,443(b)
Ticketmaster
10.75%      08/01/16 .....................      1,000,000       940,000(b)
Time Warner Cable, Inc.
6.20%       07/01/13 .....................        468,000       454,029
6.75%       07/01/18 .....................        630,000       588,376
TNK-BP Finance S.A.
6.63%       03/20/17 .....................        180,000       117,000(b)



See Notes to Schedules of Investments on page 85 and Notes to Financial Statements on page 102.

INCOME FUND

Schedule of Investments                                       September 30, 2008
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                               PRINCIPAL
                                                AMOUNT             VALUE
--------------------------------------------------------------------------------

TransCanada Pipelines Ltd.
6.50%       08/15/18 .....................  $     431,000  $    418,014
Transocean, Inc.
6.00%       03/15/18 .....................        302,000       281,855
UBS Preferred Funding Trust I
8.62%       10/29/49 .....................        270,000       260,969(i)
United Technologies Corp.
6.13%       07/15/38 .....................        461,000       445,403
Verizon Communications, Inc.
6.90%       04/15/38 .....................        300,000       265,926
Verizon Global Funding Corp.
7.25%       12/01/10 .....................        429,000       446,413
Verizon Pennsylvania, Inc.
8.35%       12/15/30 .....................        165,000       159,360(h)
8.75%       08/15/31 .....................        250,000       251,235(h)
Walgreen Co.
4.88%       08/01/13 .....................      1,075,000     1,074,668
Wal-Mart Stores, Inc.
5.80%       02/15/18 .....................        296,000       289,166
6.20%       04/15/38 .....................        468,000       425,946
Wells Fargo & Co.
5.63%       12/11/17 .....................        145,000       133,261(h)
Westar Energy, Inc.
7.13%       08/01/09 .....................        275,000       280,543(h)
Westlake Chemical Corp.
6.63%       01/15/16 .....................        630,000       535,500(h)
Wyeth
5.50%       03/15/13 .....................        558,000       563,895
Xerox Corp.
6.35%       05/15/18 .....................        466,000       425,971
XTO Energy, Inc.
6.38%       06/15/38 .....................        301,000       235,868
6.50%       12/15/18 .....................        376,000       348,765
                                                             82,574,707

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 8.2%

Banc of America Commercial
   Mortgage Inc.
5.32%       09/10/47 .....................        373,000       361,989(h)
8.28%       02/10/51 .....................        745,000       636,695(i)
Banc of America Commercial
   Mortgage Inc. (Class A)
5.49%       02/10/51 .....................      1,450,000     1,206,818(h)
5.84%       06/10/49 .....................      1,310,000     1,113,294(h,i)
Banc of America Commercial
   Mortgage Inc. (Class C)
5.88%       04/10/49 .....................        300,000       179,200(h,i,o)
Banc of America Funding Corp.
5.72%       03/20/36 .....................        204,924        71,612(h,i,o)
5.79%       02/20/36 .....................        344,062       124,402(h,i,o)
Banc of America Mortgage
   Securities Inc. (Class B)
5.38%       01/25/36 .....................        214,296        95,080(h,i)
5.55%       02/25/36 .....................        157,398        85,258(h,i)
Bear Stearns Asset Backed
   Securities Trust (Class A)
3.46%       07/25/36 .....................      3,272,600     2,289,462(h,i)


--------------------------------------------------------------------------------
                                               PRINCIPAL
                                                AMOUNT             VALUE
--------------------------------------------------------------------------------

Bear Stearns Commercial
   Mortgage Securities
5.48%       10/12/41 .....................  $     619,000  $    603,126(h)
5.53%       10/12/41 .....................        619,000       584,855(h)
5.58%       03/11/39 .....................        171,604       166,641(h,i)
6.02%       02/14/31 .....................        315,861       314,942(h,i)
Bear Stearns Commercial Mortgage
   Securities (Class D)
6.18%       09/11/42 .....................        100,000        42,629(b,h,i)
Countrywide Alternative Loan Trust
5.98%       05/25/36 .....................         77,847         1,557(h,i,o)
6.00%       03/25/36 - 08/25/36 ..........        376,885        14,153(h,o)
Countrywide Alternative Loan
   Trust (Class B)
6.00%       05/25/36 - 08/25/36 ..........        235,414        10,531(h,o)
Countrywide Asset-Backed
   Certificates
3.49%       11/25/35 .....................        156,814       149,221(h,i)
Credit Suisse Mortgage Capital
   Certificates
5.47%       09/15/39 .....................        549,000       482,564(h)
Credit Suisse Mortgage Capital
   Certificates (Class C)
5.65%       02/25/36 .....................         92,181        21,017(h,i,o)
Crusade Global Trust (Class A)
3.07%       09/18/34 .....................         37,918        35,920(h,i)
CS First Boston Mortgage
   Securities Corp.
1.57%       03/15/35 .....................      6,497,920       119,306(b,h,i)
5.25%       08/25/34 .....................        143,016       132,451(h)
5.34%       10/25/35 .....................        190,697        66,744(h,i,o)
6.13%       04/15/37 .....................      1,285,560     1,271,754(h)
6.66%       07/15/37 .....................      5,066,242        91,277(b,h,i)
DLJ Commercial Mortgage Corp.
   (Class A)
7.62%       06/10/33 .....................        959,750       977,230(h)
GMAC Commercial Mortgage
   Securities Inc.
6.47%       04/15/34 .....................        200,951       201,538(h)
GMAC Commercial Mortgage
   Securities Inc. (Class X)
6.50%       12/10/41 .....................      7,472,132       103,889(h,i,o)
Greenwich Capital Commercial
   Funding Corp.
5.12%       04/10/37 .....................        448,472       439,238(h)
Impac CMB Trust (Class A)
3.47%       10/25/35 .....................        398,192       230,745(h,i)
Indymac INDA Mortgage Loan Trust
5.15%       01/25/36 .....................        127,568        19,135(h,i,o)
Indymac INDA Mortgage Loan
   Trust (Class B)
5.15%       01/25/36 .....................        127,568        77,478(h,i,o)
JP Morgan Chase Commercial
   Mortgage Securities Corp.
1.27%       01/12/39 .....................      4,262,516        89,714(b,h,i)
6.07%       02/12/51 .....................        830,000       725,530
6.26%       02/15/51 .....................      1,050,000       831,975(h,i)
6.40%       02/12/51 .....................        150,000        69,127(b,h,i)


See Notes to Schedules of Investments on page 85 and Notes to Financial Statements on page 102.

INCOME FUND

Schedule of Investments                                       September 30, 2008
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                               PRINCIPAL
                                                AMOUNT             VALUE
--------------------------------------------------------------------------------

6.47%       11/15/35 .....................  $     339,248  $    339,290(h)
8.43%       02/15/51 .....................        690,000       576,562(d)
LB-UBS Commercial
   Mortgage Trust
4.06%       09/15/27 .....................        454,660       444,907(h,i)
6.23%       03/15/26 .....................        138,204       137,971(h)
6.45%       01/18/12 .....................      7,009,032       120,149(h,i,o)
7.09%       09/15/39 .....................     15,906,311       400,478(h,i,o)
7.62%       07/15/40 .....................        410,000       356,732(i)
10.45%      01/15/36 .....................      2,213,276       107,556(b,d,h)
11.61%      03/15/36 .....................      5,961,201       133,992(b,h,i)
12.18%      02/15/40 .....................      6,299,879       109,852(b,h,i)
LB-UBS Commercial Mortgage
   Trust (Class A)
6.13%       12/15/30 .....................        285,400       283,257(h)
LB-UBS Commercial Mortgage
   Trust (Class B)
6.65%       07/14/16 .....................         65,000        65,430(b,h)
LB-UBS Commercial Mortgage
   Trust (Class F)
6.45%       07/15/40 .....................        260,000       121,480(h,i,o)
LB-UBS Commercial Mortgage
   Trust (Class X)
12.15%      12/15/39 .....................      3,798,657        53,792(b,h,i)
MASTR Alternative Loans Trust
5.00%       08/25/18 .....................        205,888        31,076(g,h,p)
Merrill Lynch Mortgage
   Trust (Class A)
5.80%       05/12/39 .....................        840,000       815,667(h,i)
Merrill Lynch/Countrywide
   Commercial Mortgage Trust
5.42%       08/12/48 .....................        475,000       361,119
MLCC Mortgage Investors Inc.
5.35%       02/25/36 .....................        175,865        77,381(h,i)
Morgan Stanley Capital I
5.28%       12/15/43 .....................        254,000       241,348(h)
5.33%       12/15/43 .....................        254,000       220,309(h)
5.39%       11/12/41 .....................        694,000       496,982(h,i)
5.44%       02/12/44 .....................      1,000,000       893,757(b,h)
5.69%       04/15/49 .....................      1,900,000     1,613,947(h,i)
5.71%       07/12/44 .....................        200,000       187,301(h)
7.11%       04/15/33 .....................        385,944       386,867(h,i)
Morgan Stanley Capital I (Class A)
5.36%       02/12/44 .....................        343,000       319,909
5.81%       12/12/49 .....................        200,000       172,802
Morgan Stanley Dean Witter
   Capital I (Class A)
6.54%       02/15/31 .....................         91,671        92,163(h)
Puma Finance Ltd. (Class A)
2.98%       10/11/34 .....................         80,497        77,144(h,i)
3.37%       03/25/34 .....................        159,895       150,765(h,i)
Residential Accredit Loans Inc.
6.00%       01/25/36 .....................        306,940        33,076(h,o)
6.02%       01/25/36 .....................         98,154         9,787(h,i,o)
Residential Funding
   Mortgage Securities I
5.75%       01/25/36 .....................         97,246        45,687(h)
5.75%       01/25/36 .....................        113,778        72,435(h,o)


--------------------------------------------------------------------------------
                                               PRINCIPAL
                                                AMOUNT             VALUE
--------------------------------------------------------------------------------

Structured Asset Securities
   Corp. (Class X)
2.15%       02/25/28 .....................  $      37,461  $          2(i,o)
Wachovia Bank Commercial
   Mortgage Trust
5.93%       06/15/49 .....................      1,480,000     1,255,205(h,i)
Wachovia Bank Commercial
   Mortgage Trust (Class A)
5.42%       01/15/45 .....................        730,000       641,119(i)
Wachovia Bank Commercial
   Mortgage Trust (Class E)
6.10%       02/15/51 .....................        820,000       401,331(i,o)
Wells Fargo Mortgage Backed
   Securities Trust
5.39%       08/25/35 .....................        483,479       355,468(h,i)
5.50%       01/25/36 .....................        188,988        79,453(h)
Wells Fargo Mortgage Backed
   Securities Trust (Class B)
5.50%       03/25/36 .....................        426,184       199,539(h)
                                                             26,521,184

SOVEREIGN BONDS -- 1.0%

Banco Nacional de
   Desenvolvimento
   Economico e Social
6.37%       06/16/18 .....................        400,000       352,000(b,h)
Government of Brazil
8.00%       01/15/18 .....................        305,000       327,113(h)
Government of Canada
7.50%       09/15/29 .....................        380,000       483,409
Government of Colombia
7.38%       09/18/37 .....................        100,000       100,100
Government of Indonesia
6.88%       01/17/18 .....................        200,000       182,000(b)
7.75%       01/17/38 .....................        200,000       180,000(b)
Government of Jamaica
8.00%       06/24/19 .....................        300,000       278,250
Government of Manitoba Canada
4.90%       12/06/16 .....................        260,000       268,740(h)
Government of Pakistan
6.75%       02/19/09 .....................        380,000       332,620
Government of Panama
6.70%       01/26/36 .....................        260,000       245,700
Government of Venezuela
5.38%       08/07/10 .....................        145,000       128,688
9.00%       05/07/23 .....................        215,000       145,663
Republic of Turkey
7.00%       03/11/19 .....................        200,000       189,538
                                                              3,213,821

TOTAL BONDS AND NOTES
   (COST $350,278,658) ...................                  331,411,337



See Notes to Schedules of Investments on page 85 and Notes to Financial Statements on page 102.

INCOME FUND

Schedule of Investments                                       September 30, 2008
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                               PRINCIPAL
                                                AMOUNT             VALUE
--------------------------------------------------------------------------------

SECURITIES PURCHASED WITH COLLATERAL
FROM SECURITIES ON LOAN -- 8.9%
--------------------------------------------------------------------------------


ASSET BACKED -- 6.5%

AESOP Funding II LLC (Class A)
3.31%       04/20/10 .....................  $   2,000,000  $  1,775,661(b,i)
Chase Issuance Trust (Class A)
2.51%       11/15/11 .....................      4,000,000     3,943,691(i)
Countrywide Asset-Backed
   Certificates
3.32%       06/25/35 .....................        763,991       681,014(i)
3.64%       05/25/33 .....................          1,620         1,476(i)
Countrywide Asset-Backed
   Certificates (Class 2)
3.81%       06/25/33 .....................            555           421(i)
Countrywide Asset-Backed
   Certificates (Class A)
3.61%       03/25/33 .....................         50,828        43,369(i)
Discover Card Master Trust I
2.50%       04/15/10 .....................      4,500,000     4,376,618(i)
Discover Card Master Trust I (Class A)
2.51%       05/15/11 .....................        828,000       826,724(i)
First Franklin Mortgage Loan Asset
   Backed Certificates (Class M)
3.66%       03/25/35 .....................      2,000,000     1,508,448(i,o)
Fleet Home Equity Loan
   Trust (Class A)
3.44%       01/20/33 .....................         48,115        30,475(h,i)
GMAC Mortgage Corp. Loan Trust
3.39%       08/25/35 .....................        891,046       495,226(i,o)
GSAMP Trust
3.32%       05/25/36 .....................        449,415       396,609(b,i)
3.36%       12/25/35 .....................        150,430       148,065(i)
Long Beach Mortgage Loan Trust
3.49%       09/25/35 .....................        479,638       462,817(i)
Nissan Auto Lease Trust
2.56%       02/15/13 .....................      6,170,000     5,950,194(i)
Option One Mortgage Loan
   Trust (Class A)
4.05%       02/25/33 .....................        697,241       556,794(i)
Residential Asset Mortgage
   Products Inc. (Class A)
3.77%       06/25/32 .....................          8,374         7,304(i)
                                                             21,204,906

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 2.4%

Banc of America Large Loan Inc.
2.70%       03/15/22 .....................      3,414,000     3,117,056(b,i)
Countrywide Asset-Backed Certificates
3.49%       11/25/35 .....................        156,814       149,221(h,i)
Crusade Global Trust (Class A)
3.07%       09/18/34 .....................        108,559       102,839(h,i)


--------------------------------------------------------------------------------
                                               PRINCIPAL
                                                AMOUNT             VALUE
--------------------------------------------------------------------------------

Interstar Millennium Trust (Class A)
3.02%       03/14/36 .....................  $      70,399  $     68,006(i)
JP Morgan Alternative Loan Trust
3.27%       08/25/36 .....................         98,078        97,491(i)
Lehman Brothers Floating Rate
   Commercial Mortgage Trust
2.66%       10/15/17 .....................        517,994       482,303(b,i)
MortgageIT Trust (Class 1)
3.47%       05/25/35 .....................      1,660,932     1,198,076(i)
National RMBS Trust
3.31%       03/20/34 .....................        118,068       112,556(i)
Nomura Asset Acceptance Corp.
3.34%       03/25/37 .....................      2,371,166     2,036,944(i)
Residential Accredit Loans Inc.
3.51%       03/25/34 .....................         56,577        49,124(i)
Thornburg Mortgage Securities
   Trust (Class A)
3.89%       04/25/43 .....................         32,106        30,457(i)
WaMu Mortgage Pass Through
   Certificates
3.55%       01/25/45 .....................        379,147       251,466(i)
                                                              7,695,539

TOTAL SECURITIES PURCHASED WITH
   COLLATERAL FROM SECURITIES ON LOAN
   (COST $32,032,226) ....................                   28,900,445


--------------------------------------------------------------------------------
OTHER INVESTMENTS -- 0.5%
--------------------------------------------------------------------------------


OTHER INVESTMENTS -- 0.4%

GEI Investment Fund ......................                    1,381,874(k)

OTHER INVESTMENTS PURCHASED WITH
COLLATERAL FROM SECURITIES ON LOAN -- 0.1%

GEI Investment Fund ......................                      201,354(k)

TOTAL OTHER INVESTMENTS
   (COST $2,139,496) .....................                    1,583,228


TOTAL INVESTMENTS IN SECURITIES
   (COST $384,450,381) ...................                  361,895,010


--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 23.1%
--------------------------------------------------------------------------------


SHORT-TERM INVESTMENTS -- 22.7%

GE Money Market Fund
   Institutional Class
2.11% ....................................                   73,849,849(d,n)



See Notes to Schedules of Investments on page 85 and Notes to Financial Statements on page 102.

INCOME FUND

Schedule of Investments                                       September 30, 2008
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                                                   VALUE
--------------------------------------------------------------------------------

SHORT-TERM SECURITIES PURCHASED WITH
COLLATERAL FROM SECURITIES ON LOAN -- 0.4%

GE Money Market Fund
   Institutional Class
2.11% ....................................                $   1,137,315(d,n)

TOTAL SHORT-TERM INVESTMENTS
   (COST $74,987,164) ....................                    74,987,164


TOTAL INVESTMENTS
   (COST $459,437,545) ...................                  436,882,174


LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET -- (34.5)% ........................                 (112,045,200)
                                                          -------------


NET ASSETS-- 100.0% ......................                $ 324,836,974
                                                          =============



--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

The GE Institutional Income Fund had the following long futures contracts open at September 30, 2008 :


                                      NUMBER       CURRENT      UNREALIZED
                      EXPIRATION        OF        NOTIONAL     APPRECIATION/
DESCRIPTION              DATE        CONTRACTS      VALUE      DEPRECIATION
--------------------------------------------------------------------------------

U.S. Treasury
  Notes 2 Yr.
  Futures           December 2008       98      $20,916,875     $(38,651)


The GE Institutional Income Fund had the following Short futures contracts open at September 30, 2008:


                                      NUMBER       CURRENT      UNREALIZED
                      EXPIRATION        OF        NOTIONAL     APPRECIATION/
DESCRIPTION              DATE        CONTRACTS      VALUE      DEPRECIATION
--------------------------------------------------------------------------------

U.S. Treasury
  Notes 5 Yr.
  Futures           December 2008       26      $(2,918,094)   $(8,165)
U.S. Treasury
  Notes 10 Yr.
  Futures           December 2008       47       (5,387,375)    43,446
                                                               -------
                                                               $(3,370)
                                                               =======



See Notes to Schedules of Investments on page 85 and Notes to Financial Statements on page 102.

Money Market Fund
--------------------------------------------------------------------------------


THE MONEY MARKET FUND IS MANAGED BY A TEAM OF PORTFOLIO MANAGERS THAT INCLUDES JAMES C. GANNON, MICHAEL E. MARTINI AND ANDREW A. MASELLI. AS LEAD PORTFOLIO MANAGER FOR THE MONEY MARKET FUND, MR. MARTINI (PICTURED BELOW) HAS OVERSIGHT RESPONSIBILITIES OVER THE FUND. SEE PORTFOLIO MANAGERS' BIOGRAPHICAL INFORMATION BEGINNING ON PAGE 125.


Q. HOW DID THE GE INSTITUTIONAL MONEY MARKET FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED SEPTEMBER 30, 2008?

A. For the twelve-month period ended September 30, 2008, the GE Institutional Money Market Fund returned +3.25% for the Investment Class shares and +2.99% for the Service Class shares. The 90-day U.S. Treasury Bill, the Fund's benchmark, returned +2.19% and the Fund's Lipper peer group of 335 money market funds returned an average of +2.78% for the same period.


Q. REVIEW WHAT HAPPENED IN THE FIXED INCOME MARKET DURING THE LAST FISCAL PERIOD ENDED SEPTEMBER 30, 2008?

A. During the twelve months ended September 30, 2008, interest rates fell amongst a flight to quality as a drying up of liquidity and breakdown in confidence brought the global financial system to the brink of collapse. The faulty practice of extending mortgage loans to less than creditworthy borrowers ultimately created a tsunami that washed over the entire financial industry leaving behind the carnage of failed borrowers, lenders, banks and investors. Central banks worldwide injected massive amounts of liquidity as short-term markets dried up under an unwillingness of banks to lend to each other. The commercial paper (CP) market froze with little issuance as CP rates rose amid declining investor demand. Due to credit losses in their portfolios, a few money market funds "broke the buck", which called into question the safety of all money market funds.

     In addition to liquidity measures, the Federal Reserve lowered the fed funds target from 4.75% to 2% during this twelve-month period.

     Independent National Mortgage Corporation (IndyMac), Washington Mutual and Lehman Brothers failed under the weight of their exposure to mortgage loans/securities. The federal government engineered the takeover of Bear Stearns by JP Morgan in March, placed Fannie Mae and Freddie Mac under conservatorship and extended an emergency loan to AIG in September to prevent those firms from succumbing to the same fate. In early October, after much politicking, the House and Senate passed a bill allowing the Treasury to invest up to $700 Billion in mortgage-related loans/securities and/or direct capital infusions to troubled banks.





[PHOTO OF MICHAEL E. MARTINI OMITTED.]



                                                                             XXX
80

--------------------------------------------------------------------------   Q&A

     These events contributed to one of the worst credit environments on record. The yield spread for the Lehman Brothers Investment Grade Credit Index widened over 250 bps to 385 bps, while that for the Lehman Brothers High Yield Index surpassed 1000 bps, up more than 600 bps. Residential mortgaged backed securities (MBS) spreads ended slightly higher after trading in the 100 bps range. Commercial MBS spreads however widened dramatically (AAA-rated, 10-year Super Duper tranche +345 bps). Wider credit spreads came as a result of growing economic fears and reduced liquidity, exacerbated by declining treasury yields in the flight to quality. 2-year and 10-year note yields finished the period at 1.96% and 3.82%, down 204 and 72 bps respectively.


Q.   WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. The primary driver of fund performance was the allocation between government securities and credit-related securities. During the period, the exposure to commercial paper was reduced, while the allocation to government securities was increased. This sector move proved beneficial as short-term credit market seized up and pricing on commercial paper suffered versus treasury bills.



                                                                             XXX
                                                                              81

Money Market Fund
--------------------------------------------------------------------------------
                                              Understanding Your Fund's Expenses



As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2008.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.



APRIL 1, 2008 - SEPTEMBER 30, 2008

---------------------------------------------------------------------------------------------------------------------------
                               ACCOUNT VALUE AT THE               ACCOUNT VALUE AT THE                  EXPENSES PAID
                            BEGINNING OF THE PERIOD ($)           END OF THE PERIOD ($)            DURING THE PERIOD ($)*
---------------------------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**
---------------------------------------------------------------------------------------------------------------------------

     Investment Class                1,000.00                           1,010.92                             1.26

     Service Class                   1,000.00                           1,009.65                             2.51

---------------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
---------------------------------------------------------------------------------------------------------------------------

     Investment Class                1,000.00                           1,023.54                             1.26

     Service Class                   1,000.00                           1,022.31                             2.53
---------------------------------------------------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.25% FOR INVESTMENT CLASS SHARES AND 0.50% FOR SERVICE CLASS SHARES, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 183/366 (TO REFLECT THE ONE-HALF YEAR PERIOD).
**   ACTUAL FUND RETURNS FOR SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2008 WERE AS
     FOLLOWS: 1.09% FOR INVESTMENT CLASS SHARES, AND 0.97% FOR SERVICE CLASS SHARES.

Money Market Fund
--------------------------------------------------------------------------------

INVESTMENT PROFILE

A mutual fund designed for investors who seek a high level of current income consistent with the preservation of capital and maintenance of liquidity by investing primarily in short-term, U.S. dollar denominated money market instruments.

LIPPER PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

Instl Money Market Peer Group

Based on average annual total returns for the periods ended 9/30/08

                                            ONE YEAR    FIVE YEAR    TEN YEAR
--------------------------------------------------------------------------------
Number of Funds in peer group:                 382         276         158
--------------------------------------------------------------------------------
Peer group average annual total return:       2.78%       3.14%       3.43%
--------------------------------------------------------------------------------

Lipper categories in Peer group: Instl Money Market


FUND YIELD AT SEPTEMBER 30, 2008
================================================================================

                        INSTITUTIONAL    SERVICE       IBC'S
                            CLASS         CLASS     MONEY FUND**
--------------------------------------------------------------------------------

7-DAY CURRENT              2.19%++       1.96%++       1.62%
--------------------------------------------------------------------------------

7-DAY EFFECTIVE            2.21%         1.98%         1.63%
================================================================================

CURRENT YIELD REPRESENTS INCOME EARNED ON AN INVESTMENT IN THE MONEY MARKET FUND FOR A SEVEN DAY PERIOD AND THEN ANNUALIZED.

EFFECTIVE YIELD IS CALCULATED SIMILARLY BUT IS SLIGHTLY HIGHER BECAUSE IT REFLECTS THE COMPOUNDING EFFECT OF EARNINGS ON REINVESTED DIVIDENDS.

**   IBC'S MONEY FUND REPORT PROVIDES AVERAGE YIELD OF ALL MAJOR MONEY MARKET
     FUNDS.



--------------------------------------------------------------------------------
CHANGE IN VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------


INVESTMENT CLASS SHARES
================================================================================

[Line chart omitted -- plot points are as follows:]

                      Money Market Fund               90 Day T-Bill
09/98                     $10,000.00                   $10,000.00
09/99                      10,492.25                    10,456.12
09/00                      11,123.63                    11,058.17
09/01                      11,692.15                    11,559.02
09/02                      11,916.79                    11,764.53
09/03                      12,058.70                    11,898.00
09/04                      12,179.03                    12,031.19
09/05                      12,462.85                    12,361.14
09/06                      13,030.74                    12,925.60
09/07                      13,714.33                    13,551.56
09/08                      14,160.62                    13,848.15


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED SEPTEMBER 30, 2008
--------------------------------------------------------------------------------

INVESTMENT CLASS SHARES (Inception date: 12/02/97)
--------------------------------------------------------------------------------

                          ONE         FIVE        TEN       ENDING VALUE OF A
                          YEAR        YEAR        YEAR    $10,000 INVESTMENT (A)
--------------------------------------------------------------------------------
Money Market Fund         3.25%       3.27%      3.54%        $14,161
--------------------------------------------------------------------------------
90 Day T-Bill             2.19%       3.08%      3.31%        $13,848
================================================================================



SERVICE CLASS SHARES+
================================================================================

[Line chart omitted -- plot points are as follows:]

                       Money Market Fund                  90 Day T-Bill
09/30/05                   $10,000.00                       $10,000.00
12/05                       10,535.30                        11,117.86
03/06                       10,640.09                        11,239.03
06/06                       10,762.61                        11,371.75
09/06                       10,891.99                        11,513.39
12/06                       11,029.38                        11,655.11
03/07                       11,159.51                        11,799.30
06/07                       11,297.02                        11,940.04
09/07                       11,436.42                        12,070.96
12/07                       11,568.01                        12,175.37
03/08                       11,666.13                        12,238.85
06/08                       11,722.70                        12,290.05
09/08                       11,278.00                        10,845.00


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED SEPTEMBER 30, 2008
--------------------------------------------------------------------------------

SERVICE CLASS SHARES (Inception date: 09/30/05)
--------------------------------------------------------------------------------

                            ONE     THREE     SINCE         ENDING VALUE OF A
                           YEAR     YEAR    INCEPTION     $10,000 INVESTMENT (A)
--------------------------------------------------------------------------------

Money Market Fund         2.99%    4.09%    4.09%***            $11,278
--------------------------------------------------------------------------------
90 Day T-Bill             2.19%    3.86%    2.74%*              $10,845
================================================================================


SECTOR ALLOCATION AS OF SEPTEMBER 30, 2008
================================================================================

Portfolio Composition as a % of the Market Value of $29,078
(in thousands) as of September 30, 2008


[Pie chart omitted -- plot points are as follows:]

Certificates of Deposit                             35.7%
U.S. Governments                                    33.1%
Commercial Paper                                    12.6%
Repurchase Agreements                                9.9%
Time Deposit                                         5.7%
Corporate Notes                                      3.0%

AN INVESTMENT IN THE MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

(A) ENDING VALUE OF A $10,000 INVESTMENT FOR THE TEN-YEAR PERIOD OR SINCE INCEPTION, WHICHEVER IS LESS.

+ THE SERVICE CLASS SHARES HAD A FULL REDEMPTION DURING THE FISCAL YEAR ENDED SEPTEMBER 30, 2002, AND AS A RESULT DID NOT HAVE ANY INVESTMENT ACTIVITIES SINCE THEN UNTIL IT WAS RESTARTED ON SEPTEMBER 30, 2005.

++ THE SEVEN DAY CURRENT YIELD, RATHER THAN THE TOTAL RETURN, MORE CLOSELY REFLECTS THE CURRENT EARNINGS OF THE MONEY MARKET FUND AT SEPTEMBER 30, 2008.

* INDEX RETURNS ARE NOT AVAILABLE FROM THE FUND'S INCEPTION DATE AND THEREFORE ARE CALCULATED FROM THE MONTH END NEAREST TO THE FUND'S INCEPTION DATE.

*** THE "SINCE INCEPTION" PERFORMANCE RESULTS SHOWN IS FOR THE PERIOD BETWEEN OCTOBER 1, 2005 TO SEPTEMBER 30, 2008, ON AN ANNUALIZED BASIS. THE PERFORMANCE RESULTS FOR THE PERIOD BETWEEN JANUARY 3, 2001 TO SEPTEMBER 30, 2002 WAS 3.13% ON AN ANNUALIZED BASIS.

SEE NOTES TO PERFORMANCE BEGINNING ON PAGE 1 FOR FURTHER INFORMATION.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MONEY MARKET FUND

Schedule of Investments                                       September 30, 2008
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               MONEY MARKET FUND
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                               PRINCIPAL         AMORTIZED
                                                AMOUNT             COST
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 100.0%
--------------------------------------------------------------------------------


U.S. GOVERNMENTS -- 33.1%

Federal Home Loan Bank
2.52%       04/21/09 .....................  $     330,000  $    329,982
FHLB Disc Corp
2.36%       10/15/08 .....................        680,000       679,376(d)
2.51%       11/14/08 .....................      1,180,000     1,176,409(d)
2.57%       10/02/08 .....................        890,000       889,937(d)
2.66%       10/20/08 .....................        360,000       359,498(d)
FNMA Discount
2.13%       10/22/08 .....................        500,000       499,386(d)
2.18%       11/12/08 .....................        200,000       199,496(d)
2.51%       10/23/08 .....................        500,000       499,236(d)
2.51%       10/08/08 .....................      1,040,000     1,039,522(d)
Freddie Discount
2.11%       11/03/08 .....................      1,000,000       998,088(d)
2.57%       10/14/08 .....................        670,000       669,383(d)
2.58%       11/13/08 .....................      1,020,000     1,016,869(d)
2.75%       02/02/09 .....................        600,000       594,399(d)
Freddie Mac
2.06%       03/24/09 .....................        680,000       680,000
                                                              9,631,581

COMMERCIAL PAPER -- 12.6%

Citigroup Funding Inc
4.50%       10/01/08 .....................      1,000,000     1,000,000
HSBC USA Inc
2.71%       11/21/08 .....................        680,000       677,389
IBM Capital Inc.
2.55%       10/16/08 .....................      1,100,000     1,098,831
ING US Funding LLC
2.72%       11/24/08 .....................        880,000       876,416
                                                              3,652,636

REPURCHASE AGREEMENTS -- 9.9%

Barclays Bank
   2.00% dated 09/30/08, to be
   repurchased at $1,000,056 on
   10/01/08 collateralized by
   $1,020,862 U.S. Government
   Agency Bond, 4.88%
   maturing 02/09/10 .....................      1,000,000     1,000,000
Deutsche Bank
   2.00% dated 09/30/08, to be
   repurchased at $780,043 on
   10/01/08 collateralized by
   $798,913 U.S. Government
   Agency Bond, 4.11%
   maturing 09/27/13 .....................        780,000       780,000


--------------------------------------------------------------------------------
                                               PRINCIPAL         AMORTIZED
                                                AMOUNT             COST
--------------------------------------------------------------------------------

HSBC
   1.75% dated 09/30/08, to be
   repurchased at $1,102,894 on
   10/01/08 collateralized by
   $1,124,952 U.S. Government
   Agency Bond, 4.38%
   maturing 09/13/10 .....................  $   1,100,000  $  1,100,000
                                                              2,880,000

CORPORATE NOTES -- 3.0%

Toyota Motor Credit Corp
2.51%       09/15/09 .....................        880,000       880,000(i)

TIME DEPOSIT -- 5.7%

Abbey National NA LLC
2.00%       10/01/08 .....................      1,000,000     1,000,000
Calyon Grand Cayman
5.00%       10/01/08 .....................        440,000       440,000
State Street Corp.
1.40%       10/01/08 .....................        204,516       204,516(e)
                                                              1,644,516

CERTIFICATES OF DEPOSIT -- 35.7%

Bank of America NA
2.71%       12/12/08 .....................      1,000,000     1,000,000
Bank of Nova Scotia, Houston
3.75%       10/06/08 .....................        850,000       850,000
Barclays Bank PLC NY
2.70%       11/10/08 .....................        640,000       640,000
BNP Paribas NY
2.50%       10/03/08 .....................      1,000,000     1,000,000
Calyon NY
2.79%       10/10/08 .....................        720,000       720,000
Canadian Imperial Bank of Commerce
3.20%       10/22/08 .....................        460,000       460,000(i)
Chase USA Bank
2.67%       10/30/08 .....................        930,000       930,000
Lloyds TSB Bank PLC NY
2.62%       10/08/08 - 11/06/08 ..........      1,120,000     1,120,000
Rabobank Nederland NV NY
2.37%       10/16/08 .....................        650,000       650,000
Royal Bank of Canada NY
2.71%       10/07/08 .....................        840,000       840,000
Toronto Dominion Bank NY
2.80%       10/17/08 .....................        510,000       509,427
Wells Fargo Bank NA
3.17%       10/09/08 .....................        870,000       870,000
Westpac Banking Corp NY
2.72%       10/21/08 .....................        800,000       800,266
                                                             10,389,693

TOTAL SHORT-TERM INVESTMENTS
   (COST $29,078,426) ....................                   29,078,426

OTHER ASSETS AND LIABILITIES,
   NET-- 0.0%* ...........................                        3,593
                                                           ------------


NET ASSETS-- 100.0%.......................                 $ 29,082,019
                                                           ============



See Notes to Schedules of Investments on page 85 and Notes to Financial Statements on page 102.

Notes to Schedules of Investments                             September 30, 2008
--------------------------------------------------------------------------------


The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not represent current or future holdings and should not be considered as a recommendation to purchase or sell a particular security. See the prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.


(a)  Non-income producing security.

(b) Pursuant to Rule 144A of the Securities Act of 1933, these Securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2008, these securities amounted to $7,790,945 and $26,097,887 or 1.49% and 8.03% of net assets for the GE
     Institutional Strategic Investment Fund and GE Institutional Income Fund respectively. These securities have been determined to be liquid using procedures established by the Board of Trustees.

(c) Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(d)  Coupon amount represents effective yield.

(e) State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund's custodian and accounting agent.

(f) Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the "principal only" holder.

(g) Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the "interest only" holding.

(h) At September 30, 2008, all or a portion of this security was pledged to cover collateral requirements for futures, options, forward foreign currency contracts and/or TBA's.

(i) Variable or floating rate security. The stated rate represents the rate at September 30, 2008.

(j)  All or a portion of security out on loan.

(k) GEAM, the investment adviser of the Fund, also serves as investment adviser of the GEI Investment Fund.

(l) General Electric Co. is the parent company of GE Asset Management Incorporated, the Fund's investment advisor.

(m) Sponsored by SSgA Funds Management, Inc., an affiliate of State Street Bank & Trust Co., the Fund's custodian and accounting agent.

(n) GEAM, the investment adviser of the Fund, also serves as investment adviser of the GE Money Market Fund.

(o) Illiquid Securities. At September 30, 2008, these securities amounted to $1,344,892 and $8,758,096 or 0.24% and 2.61% of net assets for the GE
     Institutional Strategic Investment Fund and GE Institutional Income Fund respectively. These securities have been determined to be illiquid using procedures established by the Board of Trustees.

(p) Coupon amount represents the coupon of the underlying mortgage securities on which monthly interest payments are based.

(q)  Managed by SSgA Funds Management, Inc., the Fund's sub-adviser.

(r)  Fair Valued Securities

*    Less than 0.1%



Abbreviations:

ADR         American Depository Receipt

GDR         Global Depository Receipt

NVDR        Non-Voting Depository Receipt

REGD.       Registered

REIT        Real Estate Investment Trust

REMIC       Real Estate Mortgage Investment Conduit

SPDR        Standard and Poor's Depository Receipt

STRIPS      Separate Trading of Registered Interest and Principal of Security

Financial Highlights
Selected data based on a share outstanding throughout the periods indicated
--------------------------------------------------------------------------------

                                                                                   U.S.
                                                                                 EQUITY
                                                                                   FUND
                                  --------------------------------------------------------------------------------------------------
                                                       INVESTMENT                                        SERVICE
                                                         CLASS                                            CLASS
                                  ------------------------------------------------   ----------------------------------------------
                                  9/30/08    9/30/07   9/30/06   9/30/05   9/30/04   9/30/08   9/30/07   9/30/06   9/30/05  9/30/04
                                  ------------------------------------------------   ----------------------------------------------
INCEPTION DATE                          --         --        --        --  11/25/97       --        --        --        --  1/3/01

Net asset value, beginning of
  period .......................  $  14.67   $  13.29  $  12.07  $  11.13  $  10.20  $ 14.64   $ 13.27   $ 12.05   $ 11.11  $ 10.18

INCOME (LOSS) FROM INVESTMENT
 OPERATIONS:
 Net investment income .........      0.16       0.21      0.17      0.19      0.13     0.14      0.17      0.15      0.16     0.10
 Net realized and unrealized
   gains (losses) on investments     (2.50)      1.96      1.22      0.91      0.91    (2.51)     1.96      1.21      0.91     0.92
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INCOME (LOSS) FROM
 INVESTMENT OPERATIONS .........     (2.34)      2.17      1.39      1.10      1.04    (2.37)     2.13      1.36      1.07     1.02
------------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
 Net investment income .........      0.18       0.21      0.17      0.16      0.11     0.14      0.18      0.14      0.13     0.09

  Net realized gains ...........      1.42       0.58        --        --        --     1.42      0.58        --        --       --
------------------------------------------------------------------------------------------------------------------------------------

TOTAL DISTRIBUTIONS                   1.60       0.79      0.17      0.16      0.11     1.56      0.76      0.14      0.13     0.09
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, end of period    $  10.73   $  14.67  $  13.29  $  12.07  $  11.13  $ 10.71   $ 14.64   $ 13.27   $ 12.05  $ 11.11
====================================================================================================================================

TOTAL RETURN (A) ...............    (17.63)%    16.98%    11.67%     9.89%    10.24%  (17.83)%   16.68%    11.41%     9.63%   10.02%


RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period
    (in thousands) .............  $462,644   $627,920  $553,358  $381,472  $346,065  $22,253   $34,971   $28,140   $26,171  $24,348

   Ratios to average net assets:
    Net investment income ......     1.21%      1.50%     1.43%     1.65%     1.18%    0.96%     1.25%     1.19%     1.43%    0.93%

    Gross Expenses .............     0.37%      0.36%     0.37%     0.37%     0.37%    0.62%     0.61%     0.62%     0.62%    0.62%

    Net Expenses (b) ...........     0.36%      0.36%     0.37%     0.37%     0.37%    0.61%     0.61%     0.62%     0.62%    0.62%

    Portfolio turnover rate ....       55%        58%       56%       42%       29%      55%       58%       56%       42%      29%


See Notes to Financial Highlights and Notes to Financial statements.


                             S&P 500                                                         CORE VALUE
                               INDEX                                                             EQUITY
                                FUND                                                               FUND
-------------------------------------------------------------------  ---------------------------------------------------------------
                 INVESTMENT                        SERVICE                       INVESTMENT                          SERVICE
                   CLASS                            CLASS                           CLASS                             CLASS
-------------------------------------------------------------------  -------------------------------------  ------------------------
9/30/08  9/30/07  9/30/06  9/30/05  9/30/04 9/30/08 9/30/07 9/30/06 9/30/08 9/30/07 9/30/06 9/30/05 9/30/04  9/30/08 9/30/07 9/30/06
     --       --       --       --  11/25/97      --     -- 9/30/05     --       --      --      --  2/2/00        --     -- 9/30/06

$  14.69 $  12.81 $  11.80 $  10.71 $  9.59 $  14.64 $12.79 $11.80 $  12.43 $  11.49 $ 10.40 $  9.51 $   8.49 $  12.40 $11.47 $10.40


    0.26     0.24     0.22     0.23    0.17     0.24   0.25   0.24     0.16     0.21    0.18    0.23     0.12     0.14   0.26   0.15

   (3.46)    1.84     1.01     1.06    1.13    (3.46)  1.79   0.96    (1.88)    1.84    1.09    0.86     1.01    (1.87)  1.76   1.10
------------------------------------------------------------------------------------------------------------------------------------


   (3.20)    2.08     1.23     1.29    1.30    (3.22)  2.04   1.20    (1.72)    2.05    1.27    1.09     1.13    (1.73)  2.02   1.25
------------------------------------------------------------------------------------------------------------------------------------


    0.26     0.20     0.22     0.20    0.18     0.23   0.19   0.21     0.14     0.23    0.18    0.20     0.11     0.12   0.21   0.18

      --       --       --       --      --       --     --     --     0.97     0.88      --      --       --     0.97   0.88     --
------------------------------------------------------------------------------------------------------------------------------------

$  11.23 $  14.69 $  12.81 $  11.80 $ 10.71 $  11.19 $14.64 $12.79 $   9.60 $  12.43 $ 11.49 $ 10.40 $   9.51 $   9.58 $12.40 $11.47
====================================================================================================================================

(22.13)%   16.36%   10.53%   12.08%  13.62% (22.28)% 15.98% 10.39% (15.02)%   18.94%  12.42%  11.48%   13.38% (15.18)% 18.69% 12.16%


$119,460 $151,025 $111,143 $102,607 $91,628 $  1,087 $  936 $   47 $ 95,082 $108,986 $91,030 $86,267 $134,299 $     32 $   36 $  14


   2.03%    1.87%    1.82%    1.96%   1.57%    1.79%  1.63%  1.59%    1.45%    1.73%   1.55%   1.88%    1.41%    1.20%  1.38%  1.32%

   0.15%    0.15%    0.15%    0.15%   0.15%    0.40%  0.40%  0.40%    0.43%    0.43%   0.44%   0.43%    0.41%    0.67%  0.68%  0.67%

   0.15%    0.15%    0.15%    0.15%   0.15%    0.40%  0.40%  0.40%    0.42%    0.43%   0.44%   0.43%    0.41%    0.67%  0.68%  0.67%

     17%      12%      12%      12%     13%      17%    12%    12%      62%      43%     52%     36%      45%      62%    43%    52%


See Notes to Financial Highlights and Notes to Financial statements.

Financial Highlights
Selected data based on a share outstanding throughout the periods indicated
--------------------------------------------------------------------------------

                                                                                      SMALL-CAP
                                                                                         EQUITY
                                                                                           FUND
                                                 -----------------------------------------------------------------------------------
                                                                      INVESTMENT                                    SERVICE
                                                                        CLASS                                        CLASS
                                                 ----------------------------------------------------   ----------------------------
                                                 9/30/08     9/30/07   9/30/06     9/30/05    9/30/04    9/30/08    9/30/07  9/30/06
                                                 ----------------------------------------------------   ----------------------------
INCEPTION DATE                                         --         --         --         --    8/3/98          --        --   9/30/05

Net asset value, beginning of period ......      $  16.51   $  15.41   $  14.71   $  12.87   $  10.99   $  16.47    $15.38   $14.71

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income ...................          0.10       0.10       0.07       0.11       0.03       0.06      0.08     0.05
  Net realized and unrealized gains
    (losses) on investments ...............         (2.67)      2.18       0.96       2.54       1.94      (2.67)     2.16     0.94

------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
     INVESTMENT OPERATIONS ................         (2.57)      2.28       1.03       2.65       1.97      (2.61)     2.24     0.99
------------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income ...................          0.08       0.08       0.06       0.09       0.03       0.04       0.05    0.05
  Net realized gains ......................          1.51       1.10       0.27       0.72       0.06       1.51       1.10    0.27

------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS .......................          1.59       1.18       0.33       0.81       0.09       1.55      1.15     0.32
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, end of period ............      $  12.35   $  16.51   $  15.41   $  14.71   $  12.87   $  12.31    $16.47   $15.38
====================================================================================================================================

TOTAL RETURN (A) ..........................       (16.86)%     15.43%      7.13%     21.11%     17.97%    (17.14)%   15.20%    6.87%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands)       $635,849   $806,577   $632,992   $368,178   $206,327   $     87    $   39   $   16
  Ratios to average net assets:
    Net investment income                            0.68%      0.64%      0.53%      0.79%      0.32%      0.43%     0.37%    0.28%
    Gross Expenses                                   0.61%      0.61%      0.61%      0.61%      0.62%      0.86%     0.85%    0.86%
    Net Expenses (b)                                 0.60%      0.61%      0.61%      0.61%      0.62%      0.85%     0.85%    0.86%
    Portfolio turnover rate                            73%        51%        47%        33%       107%        73%       51%      47%

See Notes to Financial Highlights and Notes to Financial statements.

                                                          INTERNATIONAL
                                                                 EQUITY
                                                                   FUND
     ----------------------------------------------------------------------------------------------------------------------
                               INVESTMENT                                                   SERVICE
                                 CLASS                                                      CLASS
     -------------------------------------------------------------   ------------------------------------------------------
     9/30/08       9/30/07       9/30/06     9/30/05      9/30/04    9/30/08    9/30/07    9/30/06    9/30/05    9/30/04
     -------------------------------------------------------------   ------------------------------------------------------
           --            --            --          --    11/25/97         --         --         --         --     1/3/01

   $    19.96    $    15.11    $    12.72    $  10.22    $   8.52    $ 19.88    $ 15.06    $ 12.69    $ 10.19    $  8.50

         0.43          0.30          0.24        0.19        0.15       0.54       0.16       0.17       0.16       0.14

        (5.31)         4.92          2.33        2.47        1.67      (5.44)      5.00       2.35       2.48       1.66

---------------------------------------------------------------------------------------------------------------------------

        (4.88)         5.22          2.57        2.66        1.82      (4.90)      5.16       2.52       2.64       1.80
---------------------------------------------------------------------------------------------------------------------------


         0.31          0.24          0.18        0.16        0.12       0.28       0.21       0.15       0.14       0.11
         1.26          0.13            --          --          --       1.26       0.13         --         --         --

---------------------------------------------------------------------------------------------------------------------------
         1.57          0.37          0.18        0.16        0.12       1.54       0.34       0.15       0.14       0.11
---------------------------------------------------------------------------------------------------------------------------

   $    13.51    $    19.96    $    15.11    $  12.72    $  10.22    $ 13.44    $ 19.88    $ 15.06    $ 12.69    $ 10.19
---------------------------------------------------------------------------------------------------------------------------


       (26.41)%       35.09%        20.39%      26.26%      21.53%    (26.60)%    34.75%     20.02%     26.05%     21.23%


   $1,892,548    $2,375,946    $1,377,877    $738,984    $511,858    $53,692    $51,244    $16,352    $ 8,096    $ 6,032

         2.62%         2.00%         2.04%       1.85%       1.73%      2.78%      1.61%      1.68%      1.61%      1.52%
         0.56%         0.56%         0.56%       0.57%       0.57%      0.81%      0.81%      0.81%      0.82%      0.82%
         0.55%         0.56%         0.56%       0.57%       0.57%      0.80%      0.81%      0.81%      0.82%      0.82%
           38%           32%           26%         52%         32%        38%        32%        26%        52%        32%



See Notes to Financial Highlights and Notes to Financial statements.

Financial Highlights
Selected data based on a share outstanding throughout the periods indicated
--------------------------------------------------------------------------------

                                                                               PREMIER
                                                                                GROWTH
                                                                           EQUITY FUND
                               -----------------------------------------------------------------------------------------------------
                                                   INVESTMENT                                   SERVICE
                                                     CLASS                                      CLASS
                               ------------------------------------------------  ---------------------------------------------------
                               9/30/08   9/30/07    9/30/06   9/30/05   9/30/04  9/30/08  9/30/07    9/30/06    9/30/05    9/30/04
                               ------------------------------------------------  ---------------------------------------------------
INCEPTION DATE                       --        --        --        --  10/29/99      --        --          --         --    1/3/01

Net asset value, beginning
  of period .................. $  12.46  $  10.96  $  10.46  $   9.59  $   9.02  $12.41   $ 10.92    $  10.42   $    957   $   9.00

INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income ......     0.07      0.08      0.08      0.10      0.05    0.64      0.04        0.06       0.09       0.01
  Net realized and unrealized
    gains (losses) on
    investments ..............    (1.76)     1.55      0.49      0.86      0.56   (2.41)     1.55        0.49       0.83       0.58
------------------------------------------------------------------------------------------------------------------------------------

 TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS ......    (1.69)     1.63      0.57      0.96      0.61   (1.77)     1.59        0.55       0.92       0.59
------------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income            0.07      0.08      0.07      0.09      0.04      --      0.05        0.05       0.07       0.02
  Net realized gains .........     1.11      0.05        --        --        --    1.11      0.05          --         --         --
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ..........     1.18      0.13      0.07      0.09      0.04    1.11      0.10        0.05       0.07       0.02
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, end of
  period ..................... $   9.59  $  12.46  $  10.96  $  10.46  $   9.59  $ 9.53   $ 12.41    $  10.92   $  10.42   $   9.57
====================================================================================================================================

TOTAL RETURN (A) .............   (14.62)%   15.02%     5.47%     9.97%     6.79% (15.30)%   14.71%       5.24%      9.63%      6.58%


RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (in thousands) ........... $268,005  $411,725  $455,088  $332,148  $335,473  $3,014   $135,856   $130,673   $123,773   $109,063
  Ratios to average net assets:
    Net investment income ....     0.69%     0.58%     0.83%     1.05%     0.60%   0.24%     0.33%       0.57%      0.77%      0.36%

    Gross Expenses ...........     0.37%     0.37%     0.37%     0.37%     0.37%   0.62%     0.62%       0.62%      0.62%      0.61%

    Net Expenses (b) .........     0.37%     0.37%     0.37%     0.37%     0.37%   0.62%     0.62%       0.62%      0.62%      0.61%

    Portfolio turnover rate ..       28%       29%       31%       31%       20%     28%       29%         31%        31%        20%

See Notes to Financial Highlights and Notes to Financial statements.

                            STRATEGIC
                           INVESTMENT                                                             INCOME
                                 FUND                                                               FUND
-------------------------------------------------------------------- ---------------------------------------------------------------
                  INVESTMENT                         SERVICE                       INVESTMENT                        SERVICE
                    CLASS                             CLASS                          CLASS                            CLASS
-------------------------------------------  ----------------------- --------------------------------------- -----------------------
9/30/08  9/30/07  9/30/06  9/30/05  9/30/04  9/30/08 9/30/07 9/30/06 9/30/08 9/30/07 9/30/06 9/30/05 9/30/04 9/30/08 9/30/07 9/30/06
-------------------------------------------  ----------------------- --------------------------------------- -----------------------
     --       --        --       --  10/29/99       --     -- 9/30/05      --       --       --       -- 11/21/97    --   -- 9/30/05


$  13.45 $  11.77  $  11.14 $  10.46 $   9.78 $  13.42 $11.74 $11.14 $   9.29 $   9.35 $   9.50 $   9.87 $  10.08 $9.30 $9.35 $9.50


    0.26     0.27      0.22     0.19     0.13     0.18   0.27   0.23     0.43     0.51     0.49     0.42     0.38  0.37  0.49  0.47


   (2.32)    1.93      0.90     0.78     0.66    (2.27)  1.90   0.85    (0.35)   (0.06)   (0.15)   (0.16)   (0.05)(0.14)(0.05)(0.15)

------------------------------------------------------------------------------------------------------------------------------------


   (2.06)    2.20      1.12     0.97     0.79    (2.09)  2.17   1.08     0.08     0.45     0.34     0.26     0.33  0.23  0.44  0.32
------------------------------------------------------------------------------------------------------------------------------------


    0.25     0.24      0.19     0.15     0.11     0.24   0.21   0.18     0.43     0.51     0.49     0.42     0.38  0.41  0.49  0.47
    0.52     0.28      0.30     0.14       --     0.52    0.28  0.30       --       --       --     0.21     0.16    --    --    --
------------------------------------------------------------------------------------------------------------------------------------
    0.77     0.52      0.49     0.29     0.11     0.76   0.49   0.48     0.43     0.51     0.49     0.63     0.54  0.41  0.49  0.47
------------------------------------------------------------------------------------------------------------------------------------

$  10.62 $  13.45  $  11.77 $  11.14 $  10.46 $  10.57 $13.42 $11.74 $   8.94 $   9.29 $   9.35 $   9.50 $   9.87 $9.12 $9.30 $9.35
====================================================================================================================================

(16.13)%   19.24%    10.38%    9.33%    8.12% (16.44)% 19.01% 10.04%    0.80%    4.95%    3.75%    2.72%    3.38% 2.41% 4.80%  3.50%




$522,383 $547,835  $349,564 $172,146 $112,960 $    715 $   55 $   11 $324,385 $344,261 $294,484 $238,846 $222,114 $ 453 $  17 $  11

   2.24%    2.43%     2.33%    2.03%     1.57%   1.87%  2.21%  1.95%    4.64%    5.49%    5.33%    4.35%    3.87% 4.06% 5.25% 5.10%
   0.36%    0.36%     0.37%    0.38%     0.39%   0.61%  0.61%  0.61%    0.23%    0.23%    0.24%    0.24%    0.24% 0.47% 0.48% 0.49%
   0.34%    0.36%     0.37%    0.38%     0.39%   0.57%  0.61%  0.61%    0.20%    0.23%    0.24%    0.24%    0.24% 0.43% 0.48% 0.49%
    177%     158%      143%     131%      158%    177%   158%   143%     485%     421%     341%     298%     369%  485%  421%  341%


See Notes to Financial Highlights and Notes to Financial statements.

Financial Highlights
Selected data based on a share outstanding throughout the periods indicated
--------------------------------------------------------------------------------

                                                                                  MONEY MARKET
                                                                                          FUND
                                              --------------------------------------------------------------------------------------
                                                                   INVESTMENT                                    SERVICE
                                                                      CLASS                                       CLASS
                                               ----------------------------------------------------    -----------------------------
                                                9/30/08    9/30/07    9/30/06    9/30/05    9/30/04    9/30/08   9/30/07   9/30/06
                                               ----------------------------------------------------    -----------------------------
INCEPTION DATE                                       --         --         --         --    12/2/97        --        --    9/30/05

Net asset value, beginning of period .........  $  1.00    $  1.00    $  1.00    $  1.00    $  1.00    $ 1.00    $ 1.00    $ 1.00
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ......................     0.03       0.05       0.04       0.02       0.01      0.03      0.05      0.04

------------------------------------------------------------------------------------------------------------------------------------
 TOTAL INCOME FROM INVESTMENT OPERATIONS .....     0.03       0.05       0.04       0.02       0.01      0.03      0.05      0.04
------------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income ......................     0.03       0.05       0.04       0.02       0.01      0.03      0.05      0.04

------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ..........................     0.03       0.05       0.04       0.02       0.01      0.03      0.05      0.04
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, end of period ...............  $  1.00    $  1.00    $  1.00    $  1.00    $  1.00    $ 1.00    $ 1.00    $ 1.00
====================================================================================================================================


TOTAL RETURN (A) .............................    3.25%      5.25%      4.56%      2.33%      1.00%     2.99%     5.00%     4.30%


RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) ...  $29,071    $26,952    $24,409    $11,592    $63,972    $   11    $   11    $   10
  Ratios to average net assets:
    Net investment income ....................    3.18%      5.12%      4.62%      2.04%      0.99%     2.94%     4.89%     4.25%
    Gross Expenses ...........................    0.25%      0.24%      0.25%      0.26%      0.21%     0.50%     0.48%     0.50%
    Net Expenses .............................    0.25%      0.24%      0.25%      0.26%      0.21%     0.50%     0.48%     0.50%




See Notes to Financial Highlights and Notes to Financial statements.

Notes to Financial Highlights
--------------------------------------------------------------------------------

(a) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions.

(b)  Includes waiver related to Fund of Funds investment.





















See Notes to Financial Highlights and Notes to Financial statements.

Statements of Assets
and Liabilities SEPTEMBER 30, 2008
--------------------------------------------------------------------------------

                                                                                     U.S.           S&P 500       CORE VALUE
                                                                                   EQUITY             INDEX           EQUITY
                                                                                     FUND              FUND             FUND
---------------------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market* (cost $516,562,620;
      $121,348,945; $96,674,342; $650,415,707; $2,178,333,554;
      $285,082,972; $517,949,840; $382,310,885 and
      $0 respectively) ...................................................   $ 477,005,897    $ 114,837,312    $  93,474,088
   Investments in affiliated securities, at market (cost $157,482;
      $3,894,699; $42,283; $158,052; $442,011; $303,259;
      $1,861,209; $2,139,496; and $0, respectively) ......................         116,537        2,978,628           31,290
   Short-term Investments (at amortized cost) ............................              --          189,038               --
   Short-term affiliated investments (at amortized cost) .................       2,826,501        2,735,537        1,099,136
   Repurchase Agreement ..................................................              --               --               --
   Cash ..................................................................              --               --               --
   Foreign currency (cost $6,459; $0; $0; $0; $3,341,729; $0;
      $178,951; $0  and $0, respectively) ................................           6,291               --               --
   Receivable for investments sold .......................................      10,018,908          730,482        2,418,982
   Income receivables ....................................................         638,649          180,189          144,510
   Receivable for fund shares sold .......................................       1,422,263          780,214            3,000
   Variation margin receivable ...........................................          19,465          122,836           12,550
   Other Assets ..........................................................              --               --               --

---------------------------------------------------------------------------------------------------------------------------------
      TOTAL ASSETS .......................................................     492,054,511      122,554,236       97,183,556
---------------------------------------------------------------------------------------------------------------------------------

LIABILITIES
   Distribution payable to shareholders ..................................              --               --               --
   Payable upon return of securities loaned ..............................              --               --               --
   Payable for investments purchased .....................................       6,452,592        1,126,717        2,030,662
   Payable for fund shares redeemed ......................................         526,346          859,190               --
   Payable to GEAM .......................................................         162,177           12,808           36,299
   Accrued other expenses ................................................          16,738            9,241            2,875
   Variation margin payable ..............................................              --               --               --
   Payable to custodian ..................................................              --               --               --

---------------------------------------------------------------------------------------------------------------------------------
      TOTAL LIABILITIES ..................................................       7,157,853        2,007,956        2,069,836
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ...............................................................   $ 484,896,658    $ 120,546,280    $  95,113,720
---------------------------------------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
   Capital paid in .......................................................     531,008,146      136,809,698       95,822,252
   Undistributed (distribution in excess of) net investment income .......       4,932,089        2,040,334        1,132,486
   Accumulated net realized gain (loss) ..................................     (11,447,183)     (10,666,868)       1.368,781
   Net unrealized appreciation/(depreciation) on:
      Investments ........................................................     (39,597,668)      (7,427,704)      (3,211,247)
      Futures ............................................................           1,442         (209,167)           1,448
      Foreign currency related transaction ...............................            (168)             (13)              --
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ...............................................................   $ 484,896,658    $ 120,546,280    $  95,113,720
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENTS CLASS:
   Net assets ............................................................     462,644,152      119,459,536       95,082,150
   Shares outstanding ($.001 par value;
      unlimited shares authorized) .......................................      43,112,841       10,634,825        9,903,489
   Net asset value, offering and redemption price per share ..............           10.73            11.23             9.60
SERVICE CLASS:
   Net assets ............................................................      22,252,506        1,086,744           31,570
   Shares outstanding ($.001 par value;
      unlimited shares authorized) .......................................       2,078,199           97,134            3,296
   Net asset value, offering and redemption price per share ..............           10.71            11.19             9.58


*    Includes $29,921,087 of securities on loan in the Income Fund respectively.



See Notes to Financial Statements.

         SMALL-CAP          INTERNATIONAL             PREMIER           STRATEGIC                                  MONEY
           EQUITY                  EQUITY              GROWTH          INVESTMENT              INCOME             MARKET
            FUND                     FUND         EQUITY FUND                FUND                FUND               FUND
---------------------------------------------------------------------------------------------------------------------------



       $585,233,325        $1,837,482,285        $266,263,606        $463,050,319        $360,311,783        $        --


            116,959               327,088             224,411           1,377,295           1,583,227                 --
                 --                    --                  --                  --                  --         26,198,426
         43,450,288            77,563,593           5,146,926          91,255,486          74,987,164                 --
                 --                    --                  --                  --                  --          2,880,000
                 --                    --                  --                  --               4,063                 --

                 --             3,282,220                  --             177,341                  --                 --
          2,260,915             7,233,926             379,781          22,916,635          53,379,121                 --
            559,725             7,430,644             211,804           1,934,428           3,092,138             48,663
          5,872,646            14,409,015             171,171           4,656,598              62,344            127,649
            523,550               570,117               6,915             106,209             314,334                 --
            766,800             2,973,143                  --             254,865              83,885                 --

---------------------------------------------------------------------------------------------------------------------------
        638,784,208         1,951,272,031         272,404,614         585,729,176         493,818,059         29,254,738
---------------------------------------------------------------------------------------------------------------------------


                 --                    --                  --                  --                  --              1,033
                 --                    --                  --                  --          30,735,132                 --
          2,472,729             3,200,952             865,749          61,178,282         137,730,829                 --
             10,296               759,304             410,298             112,704             368,638            164,743
            178,363             1,015,234              97,344             263,234             146,486              5,687
            186,931                39,547              12,600              26,701                  --              1,256
                 --                17,096                  --               6,289                  --                 --
                 --                    --                  --           1,044,173                  --                 --

---------------------------------------------------------------------------------------------------------------------------
          2,848,319             5,032,133           1,385,991         62,631,383          168,981,085            172,719
---------------------------------------------------------------------------------------------------------------------------
       $635,935,889        $1,946,239,898        $271,018,623        $523,097,793        $324,836,974        $29,082,019
---------------------------------------------------------------------------------------------------------------------------


        721,566,833         2,068,608,102         260,327,522         567,687,121         347,688,610         29,103,346
          3,364,853            58,373,144           1,929,111          10,148,408             526,556                 57
        (22,931,247)          160,252,897          27,660,208             704,517            (819,444)           (21,384)

        (65,223,475)         (340,966,192)        (18,898,214)        (55,383,435)        (22,555,371)                --
           (841,075)               13,902                  (4)             (5,697)             (3,370)                --
                 --               (41,955)                 --             (53,121)                 (7)                --
---------------------------------------------------------------------------------------------------------------------------
       $635,935,889        $1,946,239,898        $271,018,623        $523,097,793        $324,836,974        $29,082,019
---------------------------------------------------------------------------------------------------------------------------

        635,849,143         1,892,548,078         268,004,873         522,382,955         324,384,441         29,070,749

         51,494,328           140,119,142          27,934,279          49,192,231          36,301,158         29,092,069
              12.35                 13.51                9.59               10.62                8.94               1.00

             86,746            53,691,820           3,013,750             714,838             452,533             11,270

              7,046             3,994,802             316,124              67,627              49,597             11,279
              12.31                 13.44                9.53               10.57                9.12               1.00

Statements of Operations
FOR THE PERIOD ENDED SEPTEMBER 30, 2008
--------------------------------------------------------------------------------

                                                                             U.S.           S&P 500            CORE VALUE
                                                                           EQUITY             INDEX                EQUITY
                                                                             FUND              FUND                  FUND
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME

   INCOME:
      Dividend ..................................................   $   8,578,012        $   2,769,286        $   1,823,996
      Dividend from affiliated investments ......................              --              143,592                   --
      Interest* .................................................         160,898               45,006               79,750
      Interest from affiliated investments** ....................         290,900               72,438               39,869
      Less: Foreign taxes withheld ..............................         (35,344)                 (78)             (17,160)

------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCOME .................................................       8,994,466            3,030,244            1,926,455
------------------------------------------------------------------------------------------------------------------------------

   EXPENSES:
      Advisory and administration fees ..........................       2,077,989              208,458              435,542
      Distribution fees
         Service Class ..........................................          68,942                2,640                   86
      Trustees fees .............................................          11,611                3,134                2,425
      Other expenses ............................................           2,896                   21                   49
------------------------------------------------------------------------------------------------------------------------------

   TOTAL EXPENSES BEFORE WAIVER AND REIMBURSEMENT ...............       2,161,438              214,253              438,102
   Add: Expenses reimbursed to the adviser*** ...................         (11,385)              (2,640)              (2,214)
   Net expenses .................................................       2,150,053              211,613              435,888

------------------------------------------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME ........................................       6,844,413            2,818,631            1,490,567
------------------------------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
      REALIZED GAIN (LOSS) ON:
         Investments ............................................       1,880,334            4,098,931            2,964,126
         Futures ................................................        (428,207)            (510,687)                 280
         Foreign currency related transactions ..................           4,553                   --                   (9)
      INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
         (DEPRECIATION) ON:
         Investments ............................................    (116,030,156)         (40,324,933)         (21,080,698)
         Futures ................................................           1,442             (297,585)               1,448
         Foreign currency related transactions ..................            (174)                 (13)                  --

------------------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss) on investments .......    (114,572,208)         (37,034,287)         (18,114,853)
------------------------------------------------------------------------------------------------------------------------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING
      FROM OPERATIONS ...........................................   $(107,727,795)       $ (34,215,656)       $ (16,624,286)
------------------------------------------------------------------------------------------------------------------------------

* Income attributable to security lending activity, net of rebate expenses for the Income Fund was $431,759.
** Income attributable to security lending activity, net of rebate expenses for the Income Fund was $342,708.
***  Waiver related to Fund of Funds investment.


See Notes to Financial Statements.

       SMALL-CAP       INTERNATIONAL                PREMIER            STRATEGIC                                     MONEY
          EQUITY              EQUITY                 GROWTH           INVESTMENT               INCOME               MARKET
            FUND                FUND            EQUITY FUND                 FUND                 FUND                 FUND
-----------------------------------------------------------------------------------------------------------------------------
  $   7,951,316          $  79,699,296          $  3,907,366          $  8,029,535          $         --         $     --
             --                     --                    --                    --                    --               --
         82,495                440,097               141,825             4,726,532            13,896,161          875,935
        371,670              2,009,193               317,732             2,362,687             3,153,315               --
             --             (6,476,083)                   --              (428,121)                   --               --

-----------------------------------------------------------------------------------------------------------------------------
      8,405,481             75,672,503             4,366,923            14,690,633            17,049,476          875,935
-----------------------------------------------------------------------------------------------------------------------------


      4,275,641             13,158,247             1,532,213             2,030,546               793,221           63,000

            210                180,410                50,771                   500                   657               28
         14,148                 65,161                 6,873                14,699                 8,666              639
          4,563                  2,689                   305                   920                   768               53

-----------------------------------------------------------------------------------------------------------------------------
      4,294,562             13,406,507             1,590,162             2,046,665               803,312           63,720
        (24,542)               (78,272)              (10,175)             (122,231)              (99,001)              --
      4,270,020             13,328,235             1,579,987             1,924,434               704,311           63,720

-----------------------------------------------------------------------------------------------------------------------------
      4,135,461             62,344,268             2,786,936            12,766,199            16,345,165          812,215
-----------------------------------------------------------------------------------------------------------------------------




    (22,719,639)           169,583,688            33,430,481             4,664,421             3,841,988          (21,294)
         24,088              2,345,963            (1,445,207)           (2,738,782)              (12,211)              --
             --               (866,782)                   --               (81,094)               46,443               --


   (112,967,457)          (934,591,128)          (93,311,060)         (113,616,546)          (17,643,305)              --
       (841,075)                23,009               (79,804)              (15,578)               35,696               --
             --               (124,666)                   --               (63,280)              (12,399)              --

-----------------------------------------------------------------------------------------------------------------------------
   (136,504,083)          (763,629,916)          (61,405,590)         (111,850,859)          (13,743,788)         (21,294)
-----------------------------------------------------------------------------------------------------------------------------

  $(132,368,622)         $(701,285,648)         $(58,618,654)         $(99,084,660)         $  2,601,377         $790,921
-----------------------------------------------------------------------------------------------------------------------------

                                                                              97

Statements of
Changes in Net Assets
--------------------------------------------------------------------------------

                                                                 U.S.                                   S&P 500
                                                               EQUITY                                     INDEX
                                                                 FUND                                     FUND
------------------------------------------------------------------------------------------------------------------------------------

                                                     YEAR                  YEAR                YEAR                YEAR
                                                     ENDED                 ENDED               ENDED               ENDED
                                                    9/30/08               9/30/07             9/30/08             9/30/07
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investments income (loss) ...............      $   6,844,413       $   9,583,212       $   2,818,631       $   2,594,412
     Net realized gain (loss) on investments,
       futures, written options, foreign
       currency transactions and swaps ...........          1,456,680          55,932,691           3,588,244           4,821,206
     Net increase (decrease) in unrealized
       appreciation/(depreciation) on
       investments, futures, written, options,
       foreign currency translation ..............       (116,028,888)         33,871,422         (40,622,531)         13,038,684
------------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations .....       (107,727,795)         99,387,325         (34,215,656)         20,454,302
------------------------------------------------------------------------------------------------------------------------------------
     DISTRIBUTIONS TO SHAREHOLDERS FROM:
       Net investment income
         Investment Class ........................         (7,180,616)         (8,898,411)         (2,690,860)         (1,932,146)
         Service Class ...........................           (300,952)           (426,917)            (15,291)             (3,104)
       Net realized gains
         Investment Class ........................        (57,881,999)        (24,656,886)                 --                  --
         Service Class ...........................         (3,123,473)         (1,373,344)                 --                  --
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ...........................        (68,487,040)        (35,355,558)         (2,706,151)         (1,935,250)
------------------------------------------------------------------------------------------------------------------------------------
     Increase (decrease) in net assets from
       operations and distributions ..............       (176,214,835)         64,031,767         (36,921,807)         18,519,052
------------------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares
       Investment Class ..........................         13,408,447          70,358,766          56,406,841          60,509,663
       Service Class .............................          1,427,515          15,564,355             722,029             960,870
     Value of distributions reinvested
       Investment Class ..........................         64,613,284          33,301,962           2,690,852           1,932,107
       Service Class .............................          3,424,425           1,800,287              15,291               3,104
     Cost of shares redeemed
       Investment Class ..........................        (75,762,795)        (89,821,454)        (54,034,119)        (41,024,132)
       Service Class .............................         (8,889,870)        (13,842,945)           (294,347)           (128,916)
------------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from
       shares transactions .......................         (1,778,994)         17,360,971           5,506,547          22,252,696
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS .......       (177,993,829)         81,392,738         (31,415,260)         40,771,748
NET ASSETS
   Beginning of period ...........................        662,890,487         581,497,749         151,961,540         111,189,792
------------------------------------------------------------------------------------------------------------------------------------
   End of period .................................      $ 484,896,658       $ 662,890,487       $ 120,546,280       $ 151,961,540
====================================================================================================================================
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF)
   NET INVESTMENT  INCOME, END OF PERIOD .........      $   4,932,089       $   5,715,446       $   2,040,334       $   1,960,999
------------------------------------------------------------------------------------------------------------------------------------

CHANGES IN FUND SHARES
   INVESTMENT CLASS:
     Shares sold .................................          1,106,793           5,200,525           4,332,998           4,407,669
     Issued for distribution reinvested ..........          5,111,810           2,505,791             194,285             143,544
     Shares redeemed .............................         (5,898,393)         (6,541,745)         (4,175,353)         (2,941,224)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ...........            320,210           1,164,571             351,930           1,609,989
====================================================================================================================================
   SERVICE CLASS:
     Shares sold .................................            132,399           1,136,871              55,685              69,362
     Issued for distribution reinvested ..........            271,134             135,462               1,106                 231
     Shares redeemed .............................           (714,188)         (1,004,465)            (23,622)             (9,276)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ...........           (310,655)            267,868              33,169              60,317
====================================================================================================================================

See Notes to Financial Statements.

               CORE VALUE                                   SMALL-CAP                                INTERNATIONAL
                   EQUITY                                      EQUITY                                       EQUITY
                                                                 FUND                                         FUND
------------------------------------------------------------------------------------------------------------------------------------
      YEAR                  YEAR                 YEAR                   YEAR                   YEAR                    YEAR
      ENDED                 ENDED                ENDED                  ENDED                  ENDED                   ENDED
     9/30/08               9/30/07              9/30/08                9/30/07                9/30/08                 9/30/07
------------------------------------------------------------------------------------------------------------------------------------
  $  1,490,567          $  1,718,222         $   4,135,461          $  4,198,258          $   62,344,268          $   37,761,875


     2,964,397             8,579,643           (22,695,551)           84,178,464             171,062,869             156,578,517



   (21,079,250)            6,915,012          (113,808,532)           10,567,860            (934,692,785)            368,261,829
------------------------------------------------------------------------------------------------------------------------------------
   (16,624,286)           17,212,877          (132,368,622)           98,944,582            (701,285,648)            562,602,221
------------------------------------------------------------------------------------------------------------------------------------


    (1,262,694)           (1,808,371)           (3,655,330)           (3,223,744)            (37,515,873)            (23,337,976)
          (338)                 (317)                  (86)                  (69)               (782,477)               (234,277)

    (8,510,976)           (6,913,701)          (70,195,044)          (46,074,525)           (150,751,929)            (13,092,528)
        (2,846)               (1,317)               (3,374)               (1,461)             (3,504,479)               (151,001)
------------------------------------------------------------------------------------------------------------------------------------
    (9,776,854)           (8,723,706)          (73,853,834)          (49,299,799)           (192,554,758)            (36,815,782)
------------------------------------------------------------------------------------------------------------------------------------

   (26,401,140)            8,489,171          (206,222,456)           49,644,783            (893,840,406)            525,786,439
------------------------------------------------------------------------------------------------------------------------------------


     3,296,200             5,258,522           103,586,685           152,072,875             587,464,138             559,966,534
         3,340                23,273                74,781                30,836              89,140,006              31,244,575

     9,773,670             8,722,072            73,818,762            48,850,920             186,729,475              35,641,008
         3,184                 1,634                 3,460                 1,530               4,284,794                 385,278

      (581,863)           (4,510,144)         (141,923,388)          (76,982,768)           (389,102,053)           (115,732,699)
        (2,501)               (5,809)              (17,117)              (11,213)            (65,626,188)             (4,329,892)
------------------------------------------------------------------------------------------------------------------------------------

    12,492,030             9,489,548            35,543,183           123,962,180             412,890,172             507,174,804
------------------------------------------------------------------------------------------------------------------------------------
   (13,909,110)           17,978,719          (170,679,273)          173,606,963            (480,950,234)          1,032,961,243

   109,022,830            91,044,111           806,615,162           633,008,199           2,427,190,132           1,394,228,889
------------------------------------------------------------------------------------------------------------------------------------
  $ 95,113,720          $109,022,830         $ 635,935,889          $806,615,162          $1,946,239,898          $2,427,190,132
------------------------------------------------------------------------------------------------------------------------------------

  $  1,132,486          $    904,960         $   3,364,853          $  2,826,625          $   58,373,144          $   35,197,085
 -----------------------------------------------------------------------------------------------------------------------------------



       309,070               456,837             7,444,541             9,384,626              33,844,540              32,386,995
       879,719               782,253             5,180,264             3,199,143              10,368,100               2,193,293
       (51,783)             (394,642)           (9,978,043)           (4,814,695)            (23,123,938)             (6,745,605)
------------------------------------------------------------------------------------------------------------------------------------
     1,137,006               844,448             2,646,762             7,769,074              21,088,702              27,834,683
------------------------------------------------------------------------------------------------------------------------------------

           304                 2,038                 5,667                 1,896               5,290,567               1,709,921
           287                   147                   243                   100                 238,574                  23,753
          (228)                 (499)               (1,211)                 (690)             (4,111,574)               (242,141)
------------------------------------------------------------------------------------------------------------------------------------
           363                 1,686                 4,699                 1,306               1,417,567               1,491,533
------------------------------------------------------------------------------------------------------------------------------------

Statements of
Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                                    PREMIER
                                                                                                     GROWTH
                                                                                                EQUITY FUND
---------------------------------------------------------------------------------------------------------------------------
                                                                                           YEAR                YEAR
                                                                                           ENDED               ENDED
                                                                                          9/30/08             9/30/07
---------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investments income (loss) ..............................................      $   2,786,936       $   3,155,318
     Net realized gain (loss) on investments, futures, written options,
       foreign currency transactions and swaps ..................................         31,985,274          49,624,094
     Net increase (decrease) in unrealized appreciation/(depreciation) on
       investments, futures, written, options, foreign currency translation......        (93,390,864)         30,396,360
---------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations ....................................        (58,618,654)         83,175,772
---------------------------------------------------------------------------------------------------------------------------
     DISTRIBUTIONS TO SHAREHOLDERS FROM:
       Net investment income
         Investment Class .......................................................         (3,125,613)         (3,323,518)
         Service Class ..........................................................                 --            (659,670)
       Net realized gains
         Investment Class .......................................................        (46,970,923)         (2,152,333)
         Service Class ..........................................................           (631,417)           (637,910)
---------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ..........................................................        (50,727,953)         (6,773,431)
---------------------------------------------------------------------------------------------------------------------------
     Increase (decrease) in net assets from operations and distributions ........       (109,346,607)         76,402,341
---------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares
       Investment Class .........................................................        157,099,830          53,195,243
       Service Class ............................................................          3,022,225          24,863,308
     Value of distributions reinvested
       Investment Class .........................................................         49,765,090           5,277,647
       Service Class ............................................................            631,417           1,297,580
     Cost of shares redeemed
       Investment Class .........................................................       (249,653,100)       (160,970,403)
       Service Class ............................................................       (128,081,164)        (38,245,711)
---------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from shares transactions ...........................       (167,215,702)       (114,582,336)
---------------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS ......................................       (276,562,309)        (38,179,995)
NET ASSETS
   Beginning of period ..........................................................        547,580,932         585,760,927
---------------------------------------------------------------------------------------------------------------------------
   End of period ................................................................      $ 271,018,623       $ 547,580,932
===========================================================================================================================
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF)
   NET INVESTMENT INCOME, END OF PERIOD .........................................      $   1,929,111       $   2,267,788
---------------------------------------------------------------------------------------------------------------------------

CHANGES IN FUND SHARES
   INVESTMENT CLASS:
     Shares sold ................................................................         13,643,104           4,565,542
     Issued for distribution reinvested .........................................          4,590,875             458,926
     Shares redeemed ............................................................        (23,335,723)        (13,503,441)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ..........................................         (5,101,744)         (8,478,973)
===========================================================================================================================
   SERVICE CLASS:
     Shares sold ................................................................            251,304           2,117,993
     Issued for distribution reinvested .........................................             58,519             113,136
     Shares redeemed ............................................................        (10,937,168)         (3,254,213)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ..........................................        (10,627,345)         (1,023,084)
===========================================================================================================================

See Notes to Financial Statements.

                 STRATEGIC                                                                         MONEY
                INVESTMENT                                   INCOME                               MARKET
                      FUND                                     FUND                                 FUND
------------------------------------------------------------------------------------------------------------------------------------
       YEAR                    YEAR                   YEAR                   YEAR                   YEAR                   YEAR
       ENDED                   ENDED                  ENDED                  ENDED                  ENDED                  ENDED
      9/30/08                9/30/07                 9/30/08                9/30/07                9/30/08                9/30/07
------------------------------------------------------------------------------------------------------------------------------------

   $  12,766,199           $ 10,552,566           $ 16,345,165           $ 17,686,001           $    812,215           $  1,639,035

       1,844,545             23,173,697              3,876,220                313,777                (21,294)                    --

    (113,695,404)            41,229,014            (17,620,008)            (2,430,425)                    --                     --
------------------------------------------------------------------------------------------------------------------------------------
     (99,084,660)            74,955,277              2,601,377             15,569,353                790,921              1,639,035
------------------------------------------------------------------------------------------------------------------------------------


     (10,939,887)            (7,408,812)           (16,350,488)           (17,698,871)              (811,887)            (1,638,495)
          (1,552)                  (200)               (10,715)                  (706)                  (328)                  (521)

     (22,324,426)            (8,513,865)                    --                     --                     --                     --
          (3,398)                  (261)                    --                     --                     --                     --
------------------------------------------------------------------------------------------------------------------------------------
     (33,269,263)           (15,923,138)           (16,361,203)           (17,699,577)              (812,215)            (1,639,016)
------------------------------------------------------------------------------------------------------------------------------------
    (132,353,923)            59,032,139            (13,759,826)            (2,130,224)               (21,294)                    19
------------------------------------------------------------------------------------------------------------------------------------


     134,559,285            192,736,180             43,638,225             64,521,651             24,650,644             35,539,277
         774,879                 46,024              1,274,784                  9,863                     --                     --

      33,264,313             15,922,672             16,350,113             17,681,081                810,525              1,638,495
           4,950                    461                 10,415                    706                    328                    521

     (61,001,022)           (69,415,275)           (66,135,190)           (30,294,906)           (23,321,031)           (34,634,840)
         (40,448)                (7,146)              (819,402)                (5,292)                    --                     --
------------------------------------------------------------------------------------------------------------------------------------
     107,561,957            139,282,916             (5,681,055)            51,913,103              2,140,466               2,543,453
------------------------------------------------------------------------------------------------------------------------------------
     (24,791,966)           198,315,055            (19,440,881)            49,782,879              2,119,172              2,543,472

     547,889,759            349,574,704            344,277,855            294,494,976             26,962,847             24,419,375
------------------------------------------------------------------------------------------------------------------------------------
   $ 523,097,793           $547,889,759           $324,836,974           $344,277,855           $ 29,082,019           $ 26,962,847
------------------------------------------------------------------------------------------------------------------------------------

   $  10,148,408           $  8,351,216           $    526,556           $    392,068           $         57           $         57
------------------------------------------------------------------------------------------------------------------------------------



      10,929,391             15,343,760              4,664,298              6,914,341             24,650,644             35,539,277
       2,673,984              1,331,327              1,754,527              1,895,446                810,525              1,638,495
      (5,137,128)            (5,652,513)            (7,163,114)            (3,255,549)           (23,321,031)           (34,634,840)
------------------------------------------------------------------------------------------------------------------------------------
       8,466,247             11,022,574               (744,289)             5,554,238              2,140,138              2,542,932
------------------------------------------------------------------------------------------------------------------------------------

          66,580                  3,641                134,094                  1,061                     --                     --
             399                     39                  1,106                     76                    329                    521
          (3,424)                  (546)               (87,381)                  (574)                    --                     --
------------------------------------------------------------------------------------------------------------------------------------
          63,555                  3,134                 47,819                    563                    329                    521
------------------------------------------------------------------------------------------------------------------------------------

Notes to Financial Statements                                 September 30, 2008
--------------------------------------------------------------------------------


1.  ORGANIZATION OF THE FUNDS

GE Institutional Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. The Trust was organized as a Delaware business trust on May 23, 1997, and is authorized to issue an unlimited number of shares. It currently comprises eleven investment funds (each a "Fund" and collectively the "Funds") although only the following nine are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Core Value Equity Fund (formerly Value Equity Fund), Small-Cap Equity Fund, International Equity Fund, Premier Growth Equity Fund, Strategic Investment Fund, Income Fund and Money Market Fund. The Funds presently offer two classes of shares -- the Investment Class and the Service Class. The Trust expects that most of the time, each Fund will have relatively few shareholders (as compared with most mutual funds), but that these shareholders will invest substantial amounts in a Fund (minimum initial investment requirements are described in the current prospectus of the Funds).

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions at the date of the financial statements. Actual results may differ from those estimates.

The following summarizes the significant accounting policies of the Trust:

SECURITY VALUATION AND TRANSACTIONS. A Fund's portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sales price on the primary market in which they are traded. Portfolio securities listed on NASDAQ are valued using the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If no sales occurred on the exchange or NASDAQ that day, the portfolio security generally is valued using the last reported bid price.

Debt securities (other than short-term securities described below) generally are valued at an evaluated bid as reported by an independent pricing service. Values obtained from pricing services are based on various factors such as market transactions, dealer supplied valuations, security characteristics and other market data. In the absence of a reliable price from such a pricing service, debt securities may be valued based on dealer supplied valuations or quotations. Municipal obligations are valued at the quoted bid prices.

A Fund's written or purchased options are valued at the last sales price, or if no sales occurred that day, at the last reported bid price.

All portfolio securities of the Money Market Fund and any short-term securities held by any other Fund with remaining maturities of sixty days or less at the time of purchase are valued on the basis of amortized cost.

All assets and liabilities of the Funds initially expressed in foreign currency values will be converted into U.S. dollars at the WM/Reuter exchange rate computed at 11:00 a.m., Eastern time.

If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Funds' Board of Trustees that are designed to establish its "fair" value. Those procedures require that the fair value of a security be established by the fair valuation committee. The fair valuation committee follows different protocols for different types of investments and circumstances. The fair value procedures may be used to value any investment of any Fund in the appropriate circumstances. Examples of the types of securities that may be fair valued include: thinly traded or illiquid investments, high-yield securities or foreign securities.

Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be materially affected by events occurring after the close of the portfolio security's primary market and before the close of regular trading on the NYSE. This independent fair value pricing service uses a computerized system to appraise affected securities and portfolios taking into consideration various factors and the fair value of such securities may be something other than the last available quotation or other market price. At the year end, certain foreign securities were fair valued according to the policy.

Notes to Financial Statements                                 September 30, 2008
--------------------------------------------------------------------------------


GEAM may also separately monitor portfolio securities and, consistent with the Funds' fair value procedures, apply a different value to a portfolio security than would be applied had it been priced using market quotations or by an independent fair value pricing service. Determining the fair value of securities involves the application of both subjective and objective considerations. Security values may differ depending on the methodology used to determine their values, and may differ from the last quoted sale or closing price. No assurance can be given that use of these valuation procedures will always better represent the price at which a Fund could sell the affected portfolio security.

Security transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

Each Fund's income, expenses (other than distribution fees) and realized and unrealized gains and losses are allocated proportionally each day among the classes based upon the relative net assets of each class.

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, FAIR VALUE MEASUREMENTS ("FAS 157"). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 applies to fair value measurements already required or permitted by existing standards. The change to current generally accepted accounting principles from the application of FAS 157 relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management of the Fund does not believe the adoption of FAS 157 will materially impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.

REPURCHASE AGREEMENTS Each of the Funds may engage in repurchase agreement transactions with respect to instruments that are consistent with the Fund's investment objectives or policies. The Funds' custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Funds. The Funds value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

SECURITY LENDING Each of the Funds may loan securities to brokers, dealers, and financial institutions determined by GEAM to be creditworthy, subject to certain limitations. The Funds continue to receive the interest and dividends on the loaned securities during the term of the loan. The loans of securities are secured by collateral in the form of cash or other liquid assets, which are segregated and maintained with the custodian in an amount at least equal to 102% of the current market value of the loaned securities. During the term of the loan, a Fund will record any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested. A Fund will also earn interest, net of any rebate, from securities in which cash collateral is invested. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Funds may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.

FOREIGN CURRENCY Accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the year. Such fluctuations are included in the net realized or unrealized gain or loss from investments. Net realized gains or losses

Notes to Financial Statements                                 September 30, 2008
--------------------------------------------------------------------------------


on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of foreign securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

FUTURES CONTRACTS Certain Funds may invest in interest rate, financial and stock or bond index futures contracts subject to certain limitations. The Funds may invest in futures contracts to manage their exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase a Fund's exposure to the underlying instrument while selling futures tends to decrease a Fund's exposure to the underlying instrument, or hedge other Fund investments. A Fund will not enter into a transaction involving futures for speculative purposes. A Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds each day, depending on the daily fluctuation in the fair value of the underlying security. The Funds record an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, a Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Funds recognize a realized gain or loss on the expiration or closing of a futures contract.

OPTIONS Certain Funds may purchase and write options, subject to certain limitations. The Funds may invest in options contracts to manage their exposure to the stock and bond markets and fluctuations in foreign currency values. Writing puts and buying calls tend to increase a Fund's exposure to the underlying instrument while buying puts and writing calls tend to decrease a Fund's exposure to the underlying instrument, or economically hedge other Fund investments. A Fund will not enter into a transaction involving options for speculative purposes. A Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. When a Fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss. When an option is exercised, the proceeds from the sale of the underlying security or the cost basis of the securities purchased is adjusted by the original premium received or paid.

SWAP CONTRACTS As part of their investment strategies certain Funds may invest in swap agreements which are agreements to exchange the return generated by one instrument for the return generated by another instrument. Total return swap agreements involve commitments to pay interest in exchange for a market linked return based upon a notional principal amount. To the extent the total return of the security or index underlying the agreement exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty. Swaps are marked to market daily based upon the underlying security or index. Payments received or made are recorded as realized gain or loss in the Statement of

Notes to Financial Statements                                 September 30, 2008
--------------------------------------------------------------------------------


Operations. Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in the value of the index or securities underlying the agreement. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS Each of the Funds may purchase or sell securities on a when-issued or forward commitment basis. These transactions are arrangements in which the Funds purchase and sell securities with payment and delivery scheduled a month or more after entering into the transaction. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the commitments. In connection with such purchases, the Funds maintain cash or liquid assets in an amount equal to the purchase commitments for such underlying securities until settlement date and for sales commitments the Funds maintain equivalent deliverable securities as "cover" for the transaction. Unsettled commitments are valued at the current market value of the underlying security. Daily fluctuations in the value of such commitments are recorded as unrealized gains or losses. The Funds will not enter into such commitments for the purpose of investment leverage.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS Certain Funds may enter into forward foreign currency exchange contracts to facilitate transactions in foreign denominated securities and to manage the Funds' currency exposure. Forward foreign currency exchange contracts are valued at the mean between the bid and the offered forward rates as last quoted by a recognized dealer. The aggregate principal amounts of the contracts are not recorded in the Funds' financial statements. Such amounts appear under the caption Forward Foreign Currency Contracts in the Schedule of Investments. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (or liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains or losses on foreign currency related transactions. The Funds' risks in using these contracts include changes in the value of foreign currency or the possibility that the counterparties do not perform under the contracts' terms. When a Fund enters into a forward foreign currency exchange contract, it is required to segregate cash or liquid securities with its custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. If the value of the segregated securities declines, additional cash or securities are segregated so that the value of the account will equal the amount of the Fund's commitment with respect to the contract.

INVESTMENTS IN FOREIGN MARKETS Investments in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, restrictions on repatriation of income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Funds may be subject to capital gains and repatriation taxes imposed by certain countries in which they invest. Such taxes are generally based upon income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

INCOME TAXES The Funds intend to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of their taxable net investment income and net realized capital gains to their shareholders. Therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes.

Notes to Financial Statements                                 September 30, 2008
--------------------------------------------------------------------------------


At September 30, 2008, information on the tax cost of investments is as follows:

                                                                                                        Net Tax Unrealized
                                               Cost of              Gross Tax            Gross Tax         Appreciation/
                                             Investments           Unrealized           Unrealized       (Depreciation) on
                                          for Tax Purposes        Appreciation         Depreciation         Investments
---------------------------------------------------------------------------------------------------------------------------
U.S. Equity Fund                           $   527,421,936         $21,224,730       $  (68,697,732)      $  (47,473,002)
S&P 500 Index Fund                             131,258,723          13,567,409          (24,085,616)         (10,518,207)
Core Value Equity Fund                          98,069,157           5,598,393           (9,063,036)          (3,464,643)
Small-Cap Equity Fund                          694,224,263          17,463,507          (82,887,197)         (65,423,690)
International Equity Fund                    2,266,633,189          33,154,575         (384,414,798)        (351,260,223)
Premier Growth Equity Fund                     293,436,950          15,235,880          (37,037,887)         (21,802,007)
Strategic Investment Fund                      611,963,519          12,935,260          (69,215,679)         (56,280,419)
Income Fund                                    459,753,733           1,632,877          (24,504,436)         (22,871,559)
Money Market Fund                               29,078,426                  --                   --                   --

                                        Net Tax Appreciation/     Undistributed        Undistributed
                                         (Depreciation) on           Income/         Long-Term Gains/      Post October
                                       Derivatives, Currency      (Accumulated         (Accumulated           Losses
                                        and Other Net Assets     Ordinary Loss)        Capital Loss)    (see Detail Below)
---------------------------------------------------------------------------------------------------------------------------
U.S. Equity Fund                           $       (168)           $ 4,870,774       $          --        $   (3,509,092)
S&P 500 Index Fund                                  (13)             2,015,166           (7,760,364)                  --
Core Value Equity Fund                              --               1,123,973            1,632,147                   (9)
Small-Cap Equity Fund                                --              3,364,853           (4,015,000)         (19,557,107)
International Equity Fund                       (28,053)            58,880,517          170,915,690             (876,135)
Premier Growth Equity Fund                           --              2,875,832           29,617,276                   --
Strategic Investment Fund                       (52,726)             9,598,379            2,236,430              (90,992)
Income Fund                                          (7)             1,038,415                  --            (1,018,485)
Money Market Fund                                    --                     57                  (90)             (21,294)




As of September 30, 2008, the following Funds have capital loss carryovers as indicated below. The capital loss carryover is available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income. During the year ended September 30, 2008, S&P 500 Index Fund and Income Fund utilized capital loss carryovers in the amount of $4,080,687 and $3,616,446.




Fund                               Amount                          Expires
--------------------------------------------------------------------------------
S&P 500 Index Fund              $2,880,978                         09/30/11
                                 4,879,386                         09/30/12
Small-Cap Equity Fund            4,015,000                         09/30/16

Money Market Fund                       90                         09/30/11

Notes to Financial Statements                                 September 30, 2008
--------------------------------------------------------------------------------


Any net capital and currency losses incurred after October 31, within each Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses. The Funds elected to defer losses incurred after October 31, 2007 as follows:

Fund                                                            Capital                                      Currency
---------------------------------------------------------------------------------------------------------------------------
U.S. Equity Fund                                             $ 3,509,092                                  $        --
S&P 500 Index Fund                                                    --                                           --
Core Value Equity Fund                                                --                                            9
Small-Cap Equity Fund                                         19,557,107                                           --
International Equity Fund                                             --                                      876,135
Premier Growth Equity Fund                                            --                                           --
Strategic Investment Fund                                             --                                       90,992
Income Fund                                                    1,018,485                                           --
Money Market Fund                                                 21,294                                           --

The tax composition of distributions paid during the years ended September 30, 2008 and September 30, 2007 were as follows:

                                           Year ended September 30, 2008                    Year ended September 30, 2007
                                    ---------------------------------------------------------------------------------------
                                         Ordinary               Long-Term                Ordinary              Long-Term
                                          Income               Capital Gains              Income              Capital Gains
---------------------------------------------------------------------------------------------------------------------------
U.S. Equity Fund                        $14,862,092           $  53,624,948            $  9,999,905            $25,355,653
S&P 500 Index Fund                        2,706,151                      --               1,935,250                     --
Core Value Equity Fund                    2,106,587               7,670,267               1,850,498              6,873,208
Small-Cap Value Equity Fund              28,867,432              44,986,402               8,428,849             40,870,950
International Equity Fund                39,394,511             153,160,247              24,332,046             12,483,736
Premier Growth Equity Fund                5,321,693              45,406,260               3,983,188              2,790,243
Strategic Investment Fund                13,802,269              19,466,994               7,821,548              8,101,590
Income Fund                              16,361,203                      --              17,699,577                     --
Money Market Fund                           812,215                      --               1,639,016                     --


On October 1, 2007, the Fund adopted FIN 48, "Accounting for Uncertainty in Income Taxes." FIN 48 provides guidance for how certain uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more likely than not" of being sustained by the applicable tax authority. The adoption of FIN 48 did not have an impact on the Fund's net assets and financial statements. The Funds' 2005, 2006, 2007 and 2008 fiscal years tax returns are still open to examination by the Federal and applicable state tax authorities.

DISTRIBUTIONS TO SHAREHOLDERS The Income Fund and Money Market Fund declare investment income dividends daily and pay them monthly. All other Funds declare and pay dividends from net investment income annually. All Funds declare and pay distributions annually of net realized capital gains in excess of capital loss carryforwards. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) swaps, treatment of realized and unrealized gains and losses on forward foreign currency exchange contracts, paydown gains and losses on mortgage-

Notes to Financial Statements                                 September 30, 2008
--------------------------------------------------------------------------------


backed securities, and losses deferred due to wash sale transactions. Reclassifications are made to the Funds' capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or net asset value of the Funds. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

                                         Undistributed            Accumulated           Unrealized
Reclassifications                    Net Investment Income      Net Realized Loss        Gain/Loss        Paid in Capital
---------------------------------------------------------------------------------------------------------------------------
U.S. Equity Fund                           $(146,202)                $146,202         $        --               $--
S&P 500 Index Fund                           (33,145)                  33,145                  --                --
Core Value Equity Fund                            (9)                       9                  --                --
Small-Cap Equity Fund                         58,183                       --             (58,183)               --
International Equity Fund                   (869,859)                 869,859                  --                --
Premier Growth Equity Fund                        --                       --                  --                --
Strategic Investment Fund                    (89,251)                  89,251                  --                --
Income Fund                                   46,443                  (46,443)                 --                --
Money Market Fund                                 --                       --                  --                --




INVESTMENT INCOME Corporate actions (including cash dividends) are recorded on ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis.

All discounts and premiums on taxable bonds are accreted and amortized, respectively, to call or maturity date, whichever is shorter, using the effective yield method.

EXPENSES The Funds pay a "unitary fee" to GEAM equivalent to the Funds' advisory and administration fee. This fee includes any normal operating expenses payable by the Funds, except for fees paid to the Trust's independent Trustees, distribution and shareholder servicing fees, brokerage fees and fees that are not normal operating expenses of the Funds (such as extraordinary expenses, interest and taxes).

On March 19, 2008, the FASB issued Statement of Financial Accounting Standards No. 161 ("SFAS No. 161"), "Disclosure about Derivative Instruments and Hedging Activities." This new accounting statement requires enhanced disclosures about an entity's derivative and hedging activities. Entities are required to provide enhanced disclosures about (a) how and why an entity invests in derivatives, (b) how derivatives are accounted for under SFAS No. 133, and (c) how derivatives affect an entity's financial position, financial performance, and cash flows. SFAS No. 161 also requires enhanced disclosures regarding credit-risk-related contingent features of derivative instruments. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of September 30, 2008, management of the Funds is currently assessing the impact of the expanded financial statement disclosures that will result from adopting SFAS No. 161.

3.  LINE OF CREDIT

The Trust (excluding the S&P 500 Index Fund) shares a revolving credit facility of up to $150 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company. The revolving credit facility requires the payment of a commitment fee equal to 0.09% per annum on the daily unused portion of the credit facility, payable quarterly by GEAM. In addition, the Trust has a $100 million uncommited, unsecured line of credit with State Street, which was established November 7, 2007. Generally, borrowings under the credit facilities would accrue

Notes to Financial Statements                                 September 30, 2008
--------------------------------------------------------------------------------


interest at the Federal Funds Rate plus 50 basis points and would be borne by the borrowing Fund. The maximum borrowing allowed by any one Fund is the lesser of (i) its prospectus limitation or (ii) 20% of its net assets. The credit facilities were not utilized by the Trust during the period ended September 30, 2008. The S&P 500 Index Fund is currently not covered under a revolving credit facility.



4.  FEES AND COMPENSATION PAID TO AFFILIATES

Advisory and Administration Fees paid to GEAM, a wholly-owned subsidiary of General Electric Company, for investment advisory and administrative services is paid monthly based on the average daily net assets of each Fund. The advisory and administrative fee is stated in the following schedule:

                                                                 Average Daily                              Advisory and
                                                              Net Assets of Fund                        Administration Fees*
---------------------------------------------------------------------------------------------------------------------------
U.S. Equity Fund                                               First $25 million                                0.55%
Core Value Equity Fund                                          Next $25 million                                0.45%
Premier Growth Equity Fund                                      Over $50 million                                0.35%
---------------------------------------------------------------------------------------------------------------------------
S&P 500 Index Fund                                                    All Assets                                0.15%

---------------------------------------------------------------------------------------------------------------------------
Small-Cap Equity Fund**                                       First $250 million                                0.95%
                                                               Next $250 million                                0.90%
                                                               Over $500 million                                0.85%

---------------------------------------------------------------------------------------------------------------------------
International Equity Fund                                      First $25 million                                0.75%
                                                                Next $50 million                                0.65%
                                                                Over $75 million                                0.55%

---------------------------------------------------------------------------------------------------------------------------
Strategic Investment Fund                                      First $25 million                                0.45%
                                                                Next $25 million                                0.40%
                                                                Over $50 million                                0.35%

---------------------------------------------------------------------------------------------------------------------------
Income Fund                                                    First $25 million                                0.35%
                                                                Next $25 million                                0.30%
                                                                Next $50 million                                0.25%
                                                               Over $100 million                                0.20%

---------------------------------------------------------------------------------------------------------------------------
Money Market Fund                                              First $25 million                                0.25%
                                                                Next $25 million                                0.20%
                                                                Next $50 million                                0.15%
                                                               Over $100 million                                0.10%
---------------------------------------------------------------------------------------------------------------------------

* From time to time, GEAM may waive or reimburse advisory or administrative fees paid by a Fund. There were no waivers or reimbursements for the period ended September 30, 2008.

** The advisory and administration fees shown for the Small-Cap Equity Fund became effective on October 1, 2008. PRIOR TO THAT DATE THE ADVISORY AND ADMINISTRATION FEE FOR THE SMALL-CAP EQUITY FUND WAS AS FOLLOWS: 0.70% FOR THE FIRST $25 MILLION, 0.65% FOR THE NEXT $25 MILLION, AND 0.60% FOR ALL ASSETS OVER $50 MILLION.

Notes to Financial Statements                                 September 30, 2008
--------------------------------------------------------------------------------


DISTRIBUTION AND SHAREHOLDER SERVICING FEES The Funds have adopted a Shareholder Servicing and Distribution Plan ("the Plan") pursuant to Rule 12b-1 under the 1940 Act with respect to each Fund. Each Fund pays GE Investment Distributors, Inc. ("GEID"), a wholly-owned subsidiary of GEAM and the Funds' principal underwriter, a monthly fee for distribution and/or shareholder services provided, at an annual rate of the average daily net assets attributable to each applicable class of shares.
The annual rate applicable is 0.25% for Service Class shares. Currently, Investment Class shares are not subject to a 12b-1 fee.

TRUSTEE COMPENSATION The Funds pay no compensation to their Trustees who are officers or employees of GEAM or its affiliates. Trustees who are not such officers or employees also serve in a similar capacity for other Funds advised by GEAM. Compensation paid to unaffiliated Trustees is reflected on the Statement of Operations. These fees are allocated pro rata across funds and share classes served by the Trustees and are based upon the relative net assets of each Fund. (For additional information about Trustees compensation please refer to the Statement of Additional Information.)

SECURITY LENDING PROGRAM GEAM administers the security lending program for the Income Fund. The security lending fee is based on the number and duration of the lending transactions. For the period ended September 30, 2008, the Income Fund paid $1,977,512 to GEAM. GEAM paid all fees received to third-party brokers. The participation of all other Funds in the securities lending program administered by State Street Bank and Trust Company was effectively terminated on September 21, 2007.

5.  SUB-ADVISORY FEES

Pursuant to investment sub-advisory agreements with GEAM, SSgA Funds Management, Inc., ("SSgA FM"), is the Sub-Adviser to the S&P 500 Index Fund and Palisade Capital Management, LLC ("Palisade") is the Sub-Adviser to the Small-Cap Equity Fund. Effective October 1, 2008, Champlain Investment Partners, LLC, GlobeFlex Capital, LP and SouthernSun Asset Management, Inc. (collectively, the "New Sub-Advisers") together with Palisade, will manage their respective Allocated Assets of the Small-Cap Equity Fund.

SSgA FM and Palisade (and the New Sub-Advisers) are responsible for the day-to-day portfolio management of the assets of their respective Funds, including the responsibility for making decisions to buy, sell or hold a particular security, under the general supervision of GEAM and the Board of Trustees.

For their services, GEAM pays SSgA FM and Palisade (and the New Sub-Advisers) monthly sub-advisory fees which are calculated as a percentage of the average daily net assets of the portions of the respective Funds they manage.


6.  INVESTMENT TRANSACTIONS

PURCHASES AND SALES OF SECURITIES The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the period ended September 30, 2008, were as follows:

                                               U.S. Government Securities                      Other Securities
                                          ------------------------------------  -------------------------------------------
                                          Purchases                 Sales                 Purchases              Sales
---------------------------------------------------------------------------------------------------------------------------
U.S. Equity Fund                         $         --             $        --          $  307,198,945       $  372,762,157
S&P 500 Index Fund                                 --                      --              29,079,849           22,967,237
Core Value Equity Fund                             --                      --              66,576,187           63,605,350
Small-Cap Equity Fund                              --                      --             535,746,253          593,459,195
International Equity Fund                          --                      --           1,154,088,285          885,747,400
Premier Growth Equity Fund                         --                      --             113,409,203          320,505,200
Strategic Investment Fund                 273,283,867              22,447,056             692,502,578          683,345,676
Income Fund                                94,156,869              90,777,672           1,792,024,840        1,805,512,408

Notes to Financial Statements                                 September 30, 2008
--------------------------------------------------------------------------------


OPTIONS During the period ended September 30, 2008, there were no option contracts written.

SECURITY LENDING At September 30, 2008, the following Funds participated in security lending:

                                                                    Loaned securities
                                                              (including accrued interest)                  Collateral*
---------------------------------------------------------------------------------------------------------------------------
Income Fund                                                            $29,921,087                          $30,735,132

* Collateral was adjusted on October 1, 2008 to reflect the September 30, 2008 change in value of securities on loan.

7.  BENEFICIAL INTEREST

The number of shareholders each owning 5% or more of a Fund are listed below. The total percentage of a Fund held by such shareholders as well as the percentage of a Fund held by certain direct and indirect wholly-owned subsidiaries of General Electric Company and their respective investment plans ("GE Affiliates") at September 30, 2008 were:

                                                     5% or Greater Shareholders
                                            -------------------------------------------
                                               Number                   % of Fund Held     % of Fund Held by GE Affiliates*
---------------------------------------------------------------------------------------------------------------------------
U.S. Equity Fund                                  4                              61%                        32%
S&P 500 Index Fund                                2                              84%                         0%
Core Value Equity Fund                            5                              89%                        26%
Small-Cap Equity Fund                             1                              89%                        89%
International Equity Fund                         2                              71%                        64%
Premier Growth Equity Fund                        6                              65%                        21%
Strategic Investment Fund                         4                              88%                        82%
Income Fund                                       4                              69%                        38%
Money Market Fund                                 6                              94%                        17%

Investment activities of these shareholders could have a material impact on these Funds.

*    Included in the 5% or Greater Shareholders percentage.


8. SUBSEQUENT EVENT

The Money Market Fund has enrolled in the U.S. Treasury Department's Temporary Guarantee Program for money market funds (the "Guarantee Program"). Under the Guarantee Program, the U.S. Treasury guarantees the $1.00 dollar per share value of fund shares outstanding at the close of business on September 19, 2008, subject to certain terms and limitations.

Only shareholders who held shares of the Money Market Fund at the close of business on September 19, 2008 are eligible to participate in the guarantee. Those shareholders may purchase and redeem shares in their account during the period covered by the Guarantee Program. However, the number of shares covered by the guarantee cannot exceed the number of shares held by the shareholder at the close of business on September 19, 2008. Thus, to the extent the overall value of a shareholder's account increases after September 19, 2008, the amount of the increase will not be covered by the guarantee. Further, if a shareholder closes his/her account with the Fund or broker-dealer, any future investment in the Fund will not be guaranteed.

The guarantee will be triggered if the market-based net asset value of the Fund is less than $0.995, unless promptly cured (a "Guarantee Event"). If a Guarantee Event were to occur, the Fund would be required to liquidate. Upon liquidation and subject to the availability of funds under the Guarantee Program, eligible

Notes to Financial Statements                                 September 30, 2008
--------------------------------------------------------------------------------


shareholders would be entitled to receive payments equal to $1.00 per "covered share." The number of "covered shares" held by a shareholder would be equal to the lesser of (1) the number of shares owned by that shareholder on September 19, 2008 or (2) the number of shares owned by that shareholder on the date upon which the Guarantee Event occurs. The coverage provided for all money market funds participating in the Guarantee Program (and, in turn, any amount available to the Fund and its eligible shareholders) is subject to an overall limit, currently approximately $50 billion.

The initial term of the Guarantee Program terminates on December 18, 2008, but the Treasury Department has the option to renew the Guarantee Program up to the close of business on September 18, 2009. If the Treasury Department extends the Program, the Board of Trustees of the Fund will consider whether to continue to participate.

In order to participate in the Guarantee Program during the initial term, the Money Market Fund has paid a participation fee of 0.01% of the Fund's net asset value as of September 19, 2008. Participation in any extension of the Guarantee Program would require payment of an additional fee, although there can be no assurance that any Fund will elect to participate, or be eligible to participate, in any extension of the Guarantee Program.

Advisory Agreement Approval                                          (unaudited)
--------------------------------------------------------------------------------


The GE Institutional Funds Board (the "Board") considered and unanimously approved the restructuring of the Small-Cap Equity Fund ("Fund") from having a single sub-adviser to having a multi-manager Fund with several sub-advisers, at meetings held on March 12, 2008 and May 5, 2008. In connection with this restructuring, the Board, including the independent Board members, also approved an amendment to the Fund's Investment Advisory and Administration Agreement with GE Asset Management Incorporated ("GEAM"), an amended form of Investment Sub-Advisory Agreement with the Fund's sub-adviser, Palisade Capital Management, L.L.C. ("Palisade"), and a new Investment Sub-Advisory Agreement with each of the three new sub-advisers to the Fund: Champlain Investment Partners, LLC ("Champlain"), GlobeFlex Partners, LP ("GlobeFlex") and SouthernSun Asset Management, Inc. ("SouthernSun").

As previously discussed with the Board, GEAM had been concerned about the Fund's potential investment capacity constraints. GEAM was concerned that the size of the Fund could exceed the investment capacity of Palisade, the Fund's current sub-adviser. Although recent declines in the Fund's assets reduced the urgency of this concern, both GEAM and the Board believe that the Fund's proposed amendments to the Fund's current advisory and sub-advisory agreements to increase the fee rates and to provide for a multiple sub-adviser structure, and the proposed addition of three sub-advisers, are in the best interests of Fund shareholders. The Board observed that using multiple sub-advisers has important potential advantages in addition to increased investment capacity including investment style variety, potentially greater diversification and exposure to different managers.

In connection with these approvals, the Board members, including the independent Board members, considered and discussed a substantial amount of information and analysis provided by GEAM and each of the sub-advisers. GEAM explained the specific reasons for each of its recommendations and that each of these items would need to be approved by Fund shareholders, which would involve a proxy solicitation and a special shareholder meeting. GEAM described the process and the estimated costs of such a proxy solicitation and shareholder meeting. The Board also considered detailed information regarding expenses of other investment companies, including those with similar investment objectives and sizes, which was prepared by an independent third party provider, Lipper Inc. ("Lipper"). The Board had the opportunity to ask questions and request additional information in connection with its considerations. The materials detailed, among other things, the performance history of the Fund and each of the proposed sub-advisers, the Fund's current and proposed fee structure and detailed information about each proposed sub-adviser and its respective professional staff including its investment philosophy, experience and expertise in small-cap equity investments and servicing institutional clients.

During the meetings, the Board members reviewed each of the proposals with management of GEAM and independent legal counsel. The independent Board members discussed each proposal in detail during an executive session with their independent legal counsel at which no representatives of GEAM or the sub-advisers were present. The Board members noted that the basis for their December 2007 renewal of the current advisory agreement with GEAM and sub-advisory agreement with Palisade would remain the basis for their approval of the new agreements with those entities, subject to new consideration of the higher fee rates proposed, the additional services to be provided by GEAM and the multiple sub-adviser structure.

The Board members also had an opportunity to discuss this information with GEAM managers (including representatives from the legal, compliance and finance departments, and investment personnel) and representatives of each of the sub-advisers. The Board members posed questions to these representatives and engaged in substantive discussions with them concerning the proposed new structure.

In reaching their determinations relating to the approval of the amendments to the Fund's current advisory and subadvisory agreements and the proposed subadvisory agreements, the Board, including the independent Board members, considered all factors that it deemed relevant including the factors discussed below. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Board member may have attributed different weights to the various factors. In particular, the Board members focused on the following:

Advisory Agreement Approval                                          (unaudited)
--------------------------------------------------------------------------------


THE NATURE, EXTENT AND QUALITY OF SERVICES EXPECTED TO BE PROVIDED

The Board reviewed the services provided by GEAM and Palisade and those services expected to be provided by the proposed sub-advisers. The Board focused on its past experience with GEAM and Palisade and GEAM's report of its diligent review of the proposed sub-advisers, assisted by information provided by an independent consulting firm, which had been retained by GEAM at GEAM's expense, to assist in the proposed restructuring of the Fund and the selection of potential new sub-advisers.

In connection with their consideration of GEAM's services specifically, the Board members previously considered in detail the favorable attributes of GEAM. The Board noted GEAM's significant additional responsibilities associated with selecting and managing the new sub-advisers, assessing whether to retain or terminate any such sub-adviser, designing and supervising the Fund's new strategy of allocating assets among sub-advisers employing different management styles, including each sub-adviser's portfolio activities for compliance and cash allocation purposes, and other duties that would be required for a multiple sub-adviser structure. The Board expects that these additional services also will be of a high quality and should benefit the Fund.

With respect to each of the new sub-advisers, the Board believes the quality of the services is related in part to: (i) an investment philosophy oriented toward long-term performance; (ii) effective processes used for selecting investments; and (iii) experienced professionals, including analysts, research professionals and portfolio managers with a depth of experience involving the types of strategies they manage.

In light of the foregoing, the Board, including the independent Board members, concluded that the services provided and expected to be provided by GEAM, Palisade and the proposed sub-advisers would be satisfactory, of high quality, and would have the potential to benefit the Fund.

INVESTMENT PERFORMANCE OF THE FUND AND SUB-ADVISERS

The Board considered the investment performance of the Fund for various periods. In considering the proposed new structure, the Board focused on GEAM's proposed investment approach for the Fund and information provided by GEAM about the potential for the new structure to improve consistency of performance.

The Board reviewed detailed comparisons of performance information provided by each of Palisade and the proposed sub-advisers compared to relevant securities indices and peer groupings with respect to various periods noting that Palisade had experienced periods of underperformance, a substantial portion of which occurred in 2003, and that more recent performance had shown relative improvement. The Board noted that, prior to the executive session, it met with each proposed new sub-adviser and engaged in detailed discussions about its investment processes, focusing on the number and experience of portfolio management and supporting personnel, and its investment style and approach employed. The Board members discussed the extent to which the new sub-advisers expected investment approaches would be consistent with GEAM's articulated long-term approach and overall investment philosophy.

The Board then considered the proposed variety of investment styles, as represented by the combination of Palisade and the new sub-advisers, in the proposed multi-manager structure. The Board reviewed GEAM's presentation detailing each new sub-adviser's investment style, and noted that SouthernSun would represent a value style approach and GlobeFlex would represent a growth style approach to small-cap investments. The Board further noted that both Champlain and Palisade would represent a core style approach to small-cap investments. The Board engaged in a discussion with GEAM's management regarding the benefits to the Fund of employing several sub-advisers with different investing styles, noting that exposures to various investment styles can complement one another with respect to the Fund's overall performance, especially when one style is out of favor or excessively volatile.

Taking these factors into consideration, the Board, including the independent members, found the historical performance of the Fund and each of the proposed sub-advisers to be satisfactory.

COST OF THE SERVICES TO BE PROVIDED AND PROFITS TO BE REALIZED FROM THE RELATIONSHIP WITH THE FUND

The Board considered the cost of the services provided by GEAM. GEAM explained that pursuant to the Fund advisory agreement with GEAM, GEAM receives a management fee from the Fund. Under the current Fund advisory agreement with GEAM, the Fund is charged an annual management fee rate of 0.70% for the first $25

Advisory Agreement Approval                                          (unaudited)
--------------------------------------------------------------------------------


million; 0.65% for the next $25 million; and 0.60% for assets over $50 million of its average daily net assets. Under the proposed amended Fund advisory agreement with GEAM, the Fund would be charged an annual management fee rate of 0.95% for the first $250 million; 0.90% for the next $250 million; and 0.85% for assets over $500 million of its average daily net assets. As with the current management fee rate, the proposed management fee rate is also a "unitary" fee structure.

The Board reviewed actual and pro-forma information concerning GEAM's profitability from the fees and services provided to the Fund currently and, as proposed, and the financial condition of GEAM for various past periods. The Board members considered the profit margin information for GEAM's investment company business as a whole, as well as GEAM's profitability data for the Fund. The Board members reviewed GEAM's assumptions and the methods of cost allocation used by GEAM in preparing Fund-specific profitability data. The Board members also discussed with GEAM the basis for its belief that the methods of allocation used were reasonable and consistent across its business.

The Board members noted and discussed the additional services to be provided by GEAM to the Fund and noted the fact that GEAM, and not the Fund, would pay the sub-advisory fees to the multiple sub-advisers. The Board members determined that GEAM should be entitled to earn a reasonable level of profits for the services it provides to the Fund and, as described above, recognized the additional services it would provide and costs it would incur under the new structure. The Board members also recognized that GEAM had made significant investments in its business and had not fully recovered the sums invested. Based on their review, the Board members, including the independent Board members, concluded that they were satisfied that the level of profitability achieved by GEAM from its relationship with the Fund was not unreasonable or excessive.

The Board reviewed the proposed increase in the management fee rate and noted that a substantial portion of the increase would be consumed by higher fee rates charged to GEAM by the various new sub-advisers, and the same likely would be true with respect to any sub-adviser that would replace a new sub-adviser if that change were to occur. The consensus of the Board was the GEAM's profitability from the fee rate increase would likely remain at a reasonable level.

The Board also considered that the proposed increase in fees to be paid to Palisade and the fees to be paid to each new sub-adviser had been negotiated at arm's-length, and that GEAM used its influence with respect to the total assets it proposes to be managed by each of the sub-advisers to obtain what it regards as the most favorable and reasonably available fee arrangement, based on the expected relative allocation of the Fund's assets. Given the arm's-length nature of the initial arrangements, the Board did not examine the specific levels of profitability for each new sub-adviser. The Board noted that although the fee rate to be paid to Palisade would increase, the amount of assets to be managed by Palisade would decrease under the new structure and therefore the total fees paid to Palisade for services provided to the Fund was expected to be less than in prior periods.

THE EXTENT TO WHICH ECONOMIES OF SCALE WOULD BE REALIZED AS THE FUND GROWS AND WHETHER FEE LEVELS WOULD REFLECT SUCH ECONOMIES OF SCALE

The Board members considered the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale for the benefit of Fund investors. The Board members also considered the substantial infrastructure investments that GEAM has made with respect to its operations and its commitment to continue investing resources to enhance services to Fund shareholders. The Board members recognized the benefits to the Fund of GEAM's past investment in its operations through the expenditure of significant sums to support its substantial infrastructure and that, with respect to all GEAM managed mutual funds, GEAM has not yet fully recouped that investment. The Board members also recognized the benefits to the Fund of being able to leverage a favorable cost structure achieved with respect to the Fund's other operating expenses as a result of GEAM's large overall base of assets under management and its vendor management practices.

The Board also noted that certain of the proposed sub-advisers had agreed to modest break points in their fees for larger asset levels, and that GEAM's proposed fee also includes break-points that would benefit Fund shareholders as the Fund grows. The Board recognized that this consideration is less relevant with respect to the proposed sub-advisory fees because GEAM will pay Palisade and the new sub-advisers out of its advisory fee received from the Fund.

Advisory Agreement Approval                                          (unaudited)
--------------------------------------------------------------------------------


COMPARISON OF SERVICES TO BE RENDERED AND FEES TO BE PAID

The Board discussed the services to be provided to the Fund by GEAM and the fees charged to the Fund for those services. The Board members reviewed information regarding the expected fee and expense ratio for the Fund and comparative information with respect to similar products. They discussed the Fund's figures, which were very competitive within applicable peer group range. The Board noted that the proposed advisory fee would be slightly lower than the Lipper peer group average, and that the effective management fee rate would decrease as assets in the Fund increase.

The Board also discussed the services provided to the Fund by Palisade and expected to be provided by the proposed sub-advisers and the fees charged to GEAM for those services. The Board members discussed that the proposed fees were competitive with applicable peer group averages. They noted that the increase in fees paid to Palisade would cause Palisade's compensation to be within the range of compensation paid to the proposed sub-advisers, which the Board understood to be appropriate in order to continue to retain Palisade as a sub-adviser of substantially decreased assets. The Board, including the independent Board members, concluded that, based on this information, the proposed advisory and sub-advisory fees would be reasonable in light of the services expected to be provided to the Fund.

FALL-OUT BENEFITS

The Board previously considered actual and potential financial benefits that GEAM may derive from its relationship with the Fund. The Board noted, however, that the Fund benefits from the vast array of resources available through GEAM, and the Fund represents only a small portion of the assets managed by GEAM. The Board also considered that there may be financial benefits that Palisade and the proposed sub-advisers derive from their relationship with GEAM and the Fund, including soft dollar commission benefits generated through Fund portfolio transactions. The Board did not view this consideration as having a material effect on its overall view of the reasonableness of the proposed fees and expenses for the Fund.

CONCLUSION

No single factor was determinative to the Board's decision. Based on their discussion and such other matters as were deemed relevant, the Board members, including the independent Board members, concluded that the proposed amendments to the Fund's current advisory and subadvisory agreements and the new subadvisory agreements were in the best interests of the Fund and its shareholders.

Small-Cap Equity Fund - Special Meeting
of Shareholders Voting Results                                       (unaudited)
--------------------------------------------------------------------------------

On August 6, 2008, the Trust held a special meeting of shareholders of the Small-Cap Equity Fund (the "Fund). Shareholders of record on June 12, 2008 were entitled to vote on the proposals. At the meeting, each of the following proposals was approved and the following votes were recorded:


Proposal 1:
--------------------------------------------------------------------------------

Approval of a new sub-advisory agreement with the Fund's current sub-adviser and new sub-advisory agreements with each of the three proposed new sub-advisers, as follows:

     A. a new sub-advisory agreement with the Fund's current sub-adviser, Palisade Capital Management LLC

                                 No. of Shares          % of Outstanding Shares/Dollars         % of Shares Present
---------------------------------------------------------------------------------------------------------------------------
Affirmative                        46,987,578                        92.63                             100.00
Against                                    99                         0.00                               0.00
Abstain                                     0                         0.00                               0.00
Total                              46,987,677                        92.63                             100.00

     B. a new sub-advisory agreement with a proposed new sub-adviser, Champlain Investment Partners, LLC (under its current ownership)

                                 No. of Shares          % of Outstanding Shares/Dollars         % of Shares Present
---------------------------------------------------------------------------------------------------------------------------
Affirmative                        46,987,578                        92.63                             100.00
Against                                    99                         0.00                               0.00
Abstain                                     0                         0.00                               0.00
Total                              46,987,677                        92.63                             100.00

     C. a new sub-advisory agreement with a proposed new sub-adviser, Champlain Investment Partners, LLC (after its ownership changes)

                                 No. of Shares          % of Outstanding Shares/Dollars         % of Shares Present
---------------------------------------------------------------------------------------------------------------------------
Affirmative                        46,987,578                        92.63                             100.00
Against                                    99                         0.00                               0.00
Abstain                                     0                         0.00                               0.00
Total                              46,987,677                        92.63                             100.00

     D. a new sub-advisory agreement with a proposed new sub-adviser, GlobeFlex Capital, LP

                                 No. of Shares          % of Outstanding Shares/Dollars         % of Shares Present
---------------------------------------------------------------------------------------------------------------------------
Affirmative                        46,987,578                        92.63                             100.00
Against                                    99                         0.00                               0.00
Abstain                                     0                         0.00                               0.00
Total                              46,987,677                        92.63                             100.00

     E. a new sub-advisory agreement with a proposed new sub-adviser, SouthernSun Asset Management, Inc.

                                 No. of Shares          % of Outstanding Shares/Dollars         % of Shares Present
---------------------------------------------------------------------------------------------------------------------------
Affirmative                        46,987,578                        92.63                             100.00
Against                                    99                         0.00                               0.00
Abstain                                     0                         0.00                               0.00
Total                              46,987,677                        92.63                             100.00

Small-Cap Equity Fund - Special Meeting
of Shareholders Voting Results                                       (unaudited)
--------------------------------------------------------------------------------


Proposal 2:
--------------------------------------------------------------------------------

Approval of an amendment to the Investment Advisory and Administration Agreement to increase the management fee rate paid by the Fund to GE Asset Management Incorporated ("GEAM"), the Fund's investment adviser, and to reflect various additional responsibilities related to a fund with multiple sub-advisers.

                                 No. of Shares          % of Outstanding Shares/Dollars         % of Shares Present
---------------------------------------------------------------------------------------------------------------------------
Affirmative                        46,987,578                        92.63                             100.00
Against                                    99                         0.00                               0.00
Abstain                                     0                         0.00                               0.00
Total                              46,987,677                        92.63                             100.00

Proposal 3:
--------------------------------------------------------------------------------

Approval of the use of a "manager of managers" arrangement whereby GEAM, as the Fund's investment adviser, under certain circumstances, will be able to hire and replace sub-advisers to the Fund without obtaining shareholder approval.

                                 No. of Shares          % of Outstanding Shares/Dollars         % of Shares Present
---------------------------------------------------------------------------------------------------------------------------
Affirmative                        46,987,578                        92.63                             100.00
Against                                    99                         0.00                               0.00
Abstain                                     0                         0.00                               0.00
Total                              46,987,677                        92.63                             100.00

Proposal 4:
--------------------------------------------------------------------------------

Approval of the amendment or reclassification of each of the following fundamental investment policies of the Fund:

     A.   To amend the Fund's investment policies on senior securities.

                                 No. of Shares          % of Outstanding Shares/Dollars         % of Shares Present
---------------------------------------------------------------------------------------------------------------------------
Affirmative                        46,987,578                        92.63                             100.00
Against                                    99                         0.00                               0.00
Abstain                                     0                         0.00                               0.00
Total                              46,987,677                        92.63                             100.00

     B.   To amend the Fund's investment policy on real estate investments.

                                 No. of Shares          % of Outstanding Shares/Dollars         % of Shares Present
---------------------------------------------------------------------------------------------------------------------------
Affirmative                        46,987,578                        92.63                             100.00
Against                                    99                         0.00                               0.00
Abstain                                     0                         0.00                               0.00
Total                              46,987,677                        92.63                             100.00

     C.   To amend the Fund's investment policy on making loans.

                                 No. of Shares          % of Outstanding Shares/Dollars         % of Shares Present
---------------------------------------------------------------------------------------------------------------------------
Affirmative                        46,987,578                        92.63                             100.00
Against                                    99                         0.00                               0.00
Abstain                                     0                         0.00                               0.00
Total                              46,987,677                        92.63                             100.00

Small-Cap Equity Fund - Special Meeting
of Shareholders Voting Results                                       (unaudited)
--------------------------------------------------------------------------------


     D.   To amend the Fund's investment policy on borrowing.

                                 No. of Shares          % of Outstanding Shares/Dollars         % of Shares Present
---------------------------------------------------------------------------------------------------------------------------
Affirmative                        46,987,578                        92.63                             100.00
Against                                    99                         0.00                               0.00
Abstain                                     0                         0.00                               0.00
Total                              46,987,677                        92.63                             100.00

     E.   To amend the Fund's investment policy on diversification.

                                 No. of Shares          % of Outstanding Shares/Dollars         % of Shares Present
---------------------------------------------------------------------------------------------------------------------------
Affirmative                        46,987,578                        92.63                             100.00
Against                                    99                         0.00                               0.00
Abstain                                     0                         0.00                               0.00
Total                              46,987,677                        92.63                             100.00

     F.   To amend the Fund's investment policy on commodities.

                                 No. of Shares          % of Outstanding Shares/Dollars         % of Shares Present
---------------------------------------------------------------------------------------------------------------------------
Affirmative                        46,987,578                        92.63                             100.00
Against                                    99                         0.00                               0.00
Abstain                                     0                         0.00                               0.00
Total                              46,987,677                        92.63                             100.00

     G. To reclassify the Fund's investment policy on investments for control or management.

                                 No. of Shares          % of Outstanding Shares/Dollars         % of Shares Present
---------------------------------------------------------------------------------------------------------------------------
Affirmative                        46,987,578                        92.63                             100.00
Against                                    99                         0.00                               0.00
Abstain                                     0                         0.00                               0.00
Total                              46,987,677                        92.63                             100.00

Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------


Board of Trustees and Shareholders
GE Institutional Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the U.S. Equity Fund, S&P 500 Index Fund, Core Value Equity Fund (formerly Value Equity Fund), Small-Cap Equity Fund, International Equity Fund, Premier Growth Equity Fund, Strategic Investment Fund, Income Fund and Money Market Fund, each a series of GE Institutional Funds (collectively, the "Funds"), as of September 30, 2008 and the related statements of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2008 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the U.S. Equity Fund, S&P 500 Index Fund, Core Value Equity Fund, Small-Cap Equity Fund, International Equity Fund, Premier Growth Equity Fund, Strategic Investment Fund, Income Fund and Money Market Fund as of September 30, 2008, the results of their operations, changes in their net assets and financial highlights for each of the years or periods described above, in conformity with U.S. generally accepted accounting principles.



                                                         [signature omitted]

                                                            KPMG LLP


Boston, Massachusetts
November 24, 2008

Tax Information                                                      (unaudited)
--------------------------------------------------------------------------------

For the year ended September 30, 2008

The following funds intend to make an election under Internal Revenue Code
Section 853. The election will allow shareholders to treat their attributable share of foreign taxes paid by the Funds to be paid by them directly. For the fiscal year ended September 30, 2008, the total amount of income received by the Funds from sources within foreign countries and possessions of the United States and the total amount of taxes paid by the Funds follows:

                                                         Total Foreign                                      Total Foreign
                                                          Source Income                                       Taxes Paid
---------------------------------------------------------------------------------------------------------------------------
GE Institutional-- International Equity Fund              $79,699,296                                         $6,476,083

During the year ended September 30, 2008, the following Funds paid to shareholders of record on December 19, 2007, the following long-term capital gain dividends reported on Form 1099 for 2007:

Fund                                                                                                       Per Share Amount
---------------------------------------------------------------------------------------------------------------------------
GE Institutional Funds-- International Equity Fund                                                            $1.24993
GE Institutional Funds-- Premier Growth Equity Fund                                                           $1.05940
GE Institutional Funds-- Value Equity Fund                                                                    $0.87435
GE Institutional Funds-- U.S. Equity Fund                                                                     $1.25037
GE Institutional Funds-- Strategic Investment Fund                                                            $0.45241
GE Institutional Funds-- Small-Cap Equity Fund                                                                $0.96649

For corporate shareholders the following represent the amounts that may be eligible for the dividends received deduction:

Fund name                                                                                                         DRD
---------------------------------------------------------------------------------------------------------------------------
GE Institutional Funds-- U.S. Equity Fund                                                                      94.76%
GE Institutional Funds-- S&P 500 Index Fund                                                                    99.04%
GE Institutional Funds-- Value Equity Fund                                                                     93.53%
GE Institutional Funds-- Small-Cap Equity Fund                                                                 39.48%
GE Institutional Funds-- Premier Growth Equity Fund                                                            94.43%
GE Institutional Funds-- Strategic Investment Fund                                                             30.93%

The amounts presented herein may differ from amounts presented elsewhere in the financial statements due to differences between tax and financial accounting principles. Please consult a tax advisor if you have any questions about Federal or State income tax laws or on how to prepare your tax returns. If you have specific questions about your Fund account, please consult your investment representative or call 1-800-242-0134.

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS:

The business and affairs of the Funds are managed under the direction of the Funds' Board of Trustees. Information pertaining to the Trustees and officers of the Funds is set forth below.


INTERESTED TRUSTEES AND EXECUTIVE OFFICERS


--------------------------------------------------------------------------------
MICHAEL J. COSGROVE
--------------------------------------------------------------------------------


ADDRESS    c/o GEAM  3001 Summer St. Stamford, CT  06905
AGE    59

POSITION(S) HELD WITH FUND    Chairman of the Board and President

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 11 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President of GEAM from February 1997 to March 2007; President and Chief Executive Officer - Mutual Funds and Intermediary Business of GEAM since March 2007; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President - Sales and Marketing of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, since March 1993; Director of GEAM since 1988.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE    51

OTHER DIRECTORSHIPS HELD BY TRUSTEE Chairman of the Board and President of GE Funds since 1993 and GE LifeStyle Funds and GE Investments Funds, Inc. since 1997; Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1988; Trustee of Fordham University since 2003; Trustee of Elfun Foundation; Treasurer, GE Foundation; Director - GE Asset Management (Ireland) Limited, since February 1999. Director, GE Asset Management Funds Plc, GE Asset Management Canada Company, GE Asset Management Limited, and GE Volunteers.


--------------------------------------------------------------------------------
MATTHEW J. SIMPSON
--------------------------------------------------------------------------------


ADDRESS    c/o GEAM  3001 Summer St. Stamford, CT  06905

AGE    47

POSITION(S) HELD WITH FUND    Trustee and Executive Vice President

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - one year

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President, General Counsel and Secretary of GEAM since July 2007; Senior Vice President and General Counsel - Marketing and Client Services (formerly Asset Management Services) at GEAM and Senior Vice President and General Counsel of GEAMS from February 1997 to July 2007; from October 1992 to February 1997, Vice President and Associate General Counsel of GEAM; Secretary of GE Funds, GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds, Inc. from 1997 to July 2007 and Vice President from September 2003 to July 2007; Assistant Secretary of Elfun Funds and GE Savings &Security Funds since 1998 and Vice President from October 2003 to July 2007.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE     51

OTHER DIRECTORSHIPS HELD BY TRUSTEE Trustee and Executive Vice President of GE Funds, GE LifeStyle Funds, Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since July 2007. Director of GE Investments Funds, Inc. since July 2007.

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
SCOTT H. RHODES
--------------------------------------------------------------------------------


ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    49

POSITION(S) HELD WITH FUND    Treasurer

TERM OF OFFICE AND LENGTH OF TIME SERVED   Until successor is elected and
qualified - three years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS GEAM Mutual Funds Operations Manager since September 2005; Treasurer of GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds since November 2005 and Elfun Funds and GE Savings & Security Funds since September 2005; from August 2004 to September 2005 Vice President, U.S. Trust Company, N.A. and Assistant Treasurer of Excelsior Funds, Inc., Excelsior Funds Trust, and Excelsior Tax Exempt Funds, Inc.; from January 2004 to August 2004, Vice President BlackRock Financial Management, Inc.; from December 1996 to November 2003, Controller - Mutual Funds, American Skandia Investment Services, Inc. and Assistant Treasurer of American Skandia Trust and American Skandia Advisor Funds, Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE    N/A

OTHER DIRECTORSHIPS HELD BY TRUSTEE    N/A


--------------------------------------------------------------------------------
JEANNE M. LA PORTA
--------------------------------------------------------------------------------


ADDRESS    c/o GEAM  3001 Summer St. Stamford, CT  06905

AGE   43

POSITION(S) HELD WITH FUND   Vice President and Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - four years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Senior Vice President and Deputy General Counsel at GE Asset Management since October 2007; Vice President and Associate General Counsel - Marketing and Client Services (formerly Asset Management Services) at GEAM from May 1997 to October 2007, Vice President and Assistant Secretary of GE Funds, GE LifeStyle Funds and GE Investments Funds, Inc. since September 2003; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE   N/A

OTHER DIRECTORSHIPS HELD BY TRUSTEE    N/A

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------

NON-INTERESTED TRUSTEES

--------------------------------------------------------------------------------
JOHN R. COSTANTINO
--------------------------------------------------------------------------------


ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT  06905

AGE   62

POSITION(S) HELD WITH FUND    Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED   Until successor is elected and
qualified - 11 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS General Partner, NGN Capital since 2006; Managing Director, Walden Partners, Ltd., consultants and investors, since August 1992.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE    43

OTHER DIRECTORSHIPS HELD BY TRUSTEE Trustee of GE Funds since 1993 and GE LifeStyle Funds since 1997; Director of GE Investments Funds, Inc. since 1997; Trustee of Fordham University since 2002; Neuroscience Research Institute since 1986; Diocesan Finance Counsel of the Diocesan of Brooklyn & Queens since 2001; Gregorian University Foundation since 1994.


--------------------------------------------------------------------------------
WILLIAM J. LUCAS
--------------------------------------------------------------------------------


ADDRESS    c/o GEAM  3001 Summer St. Stamford, CT  06905

AGE   61

POSITION(S) HELD WITH FUND    Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 11 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS   Vice President and Treasurer of
Fairfield University since 1983.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE   43

OTHER DIRECTORSHIPS HELD BY TRUSTEE Trustee of GE Funds since 1993 and GE LifeStyle Funds since 1997; Director of GE Investments Funds, Inc. since 1997.


--------------------------------------------------------------------------------
ROBERT P. QUINN
--------------------------------------------------------------------------------


ADDRESS    c/o GEAM  3001 Summer St. Stamford, CT  06905

AGE   72

POSITION(S) HELD WITH FUND    Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 11 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS   Retired since 1983 from Salomon
Brothers Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE   43

OTHER DIRECTORSHIPS HELD BY TRUSTEE Trustee of GE Funds since 1993 and GE LifeStyle Funds since 1997; Director of GE Investments Funds, Inc. since 1997.



------------
THE STATEMENT OF ADDITIONAL INFORMATION FOR THE FUNDS INCLUDES ADDITIONAL INFORMATION ABOUT THE TRUSTEES AND OFFICERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST BY CALLING 1-800-242-0134.

Investment Team                                                      (unaudited)
--------------------------------------------------------------------------------

PORTFOLIO MANAGER BIOGRAPHIES

The following sets forth biographical information for those individuals who are primarily responsible for managing the specified Fund's investments. The portfolio managers may change from time to time.

GEORGE A. BICHER is a Senior Vice President of GE Asset Management. Mr. Bicher is the Director of the U.S. Equity Research Team and a portfolio manager for the U.S. EQUITY FUND. Mr. Bicher has held the position of equity research analyst since joining GE Asset Management in June 2002. Prior to joining GE Asset Management, he served in a number of positions at Deutsche Banc Alex Brown since 1994.

DAVID B. CARLSON is the Chief Investment Officer - U.S. Equities at GE Asset Management. He manages the overall U.S. equity investments for GE Asset Management. Mr. Carlson is a portfolio manager for the PREMIER GROWTH EQUITY FUND and has served in this capacity since the Fund's commencement. Mr. Carlson joined GE Asset Management in 1982 as a securities analyst for investment operations. He became a Vice President for Mutual Fund Portfolios in 1987, a Senior Vice President in 1989 and an Executive Vice President in 2003.

PAUL M. COLONNA is a Director and President -- Fixed Income at GE Asset Management since March 2007. Since January 2005, he has led the team of portfolio managers for the INCOME FUND and has been responsible for the fixed income portion of the STRATEGIC INVESTMENT FUND. Prior to joining GE Asset Management in February 2000, Mr. Colonna was a senior portfolio manager with the Federal Home Loan Mortgage Corporation, overseeing the Mortgage Investment Group.

JAMES C. GANNON is an Assistant Portfolio Manager at
GE Asset Management. He has served on the portfolio management team for the MONEY MARKET FUND since December 2000. Since joining GE Asset Management in 1995, Mr. Gannon served in various positions at GE Asset Management including Trade Operations Specialist in fixed income, and became an Assistant Portfolio Manager in February 2003.


STEPHEN V. GELHAUS is a Vice President of GE Asset Management. He has been a member of the portfolio management teams for the U.S. EQUITY FUND and for the CORE VALUE EQUITY FUND since January 2002. Mr. Gelhaus joined GE Asset Management in June 1991 and was a Research Analyst in the U.S. Equity Department from 1995 through 2001 and became an associate portfolio manager for the GE Value Equity Fund in August 1999.

WILLIAM M. HEALEY is a Senior Vice President of GE Asset Management. He has served on the portfolio management teams for the INCOME FUND since joining GE Asset Management in 1996. Prior to joining GE Asset Management, Mr. Healey spent over 10 years in the Fixed Income Group at MetLife.

BRIAN HOPKINSON is a Senior Vice President of GE Asset Management. He has been a portfolio manager for the INTERNATIONAL EQUITY FUND since October 1996. Prior to joining GE Asset Management, Mr. Hopkinson worked for Fiduciary Trust International in both London and New York.

MARK H. JOHNSON is a Senior Vice President of GE Asset Management and Senior Portfolio Manager of Structured Products. He has been a member of the portfolio management team for the INCOME FUND since September 2007. Mr. Johnson joined GE in 1998 in its Employers Reinsurance Corporation as a taxable income portfolio manager. Mr. Johnson joined GE Asset Management as a Vice President and Portfolio Manager in 2002 and became a Senior Vice President and Senior Portfolio Manager of Structured Products in 2007.

RALPH R. LAYMAN is a Director and President - International Equities at GE Asset Management. He manages the overall international equity investments for GE Asset Management. Mr. Layman has led the team of portfolio managers for the INTERNATIONAL EQUITY FUND since the Fund's commencement and has been responsible for the international equity portion of the STRATEGIC INVESTMENT FUND since September 1997. Mr. Layman joined GE Asset Management in 1991 as Senior Vice President for International Investments and became an Executive Vice President in 1992 and President - International Equities in March 2007.

Investment Team                                                      (unaudited)
--------------------------------------------------------------------------------

PORTFOLIO MANAGER BIOGRAPHIES  (CONTINUED)

THOMAS LINCOLN is a Senior Vice President of GE Asset Management. Mr. Lincoln has served on the portfolio management teams for the U.S. EQUITY FUND and STRATEGIC INVESTMENT FUND since May 2007. Mr. Lincoln joined GE Asset Management in 1994 as a financial analyst in domestic equities. Mr. Lincoln became part of the investment management team for domestic equities at GEAM in 1997 and a portfolio manager for domestic equities in 2003.

MICHAEL E. MARTINI is a Vice President of GE Asset Management. He has served on the portfolio management team for the MONEY MARKET FUND since joining GE Asset Management in March of 2008. Prior to joining GE Asset Management, Mr. Martini was a Vice President at Ceres Capital Partners LLC, where he worked at the firm's treasury desk from March 2006 to January 2008, and a Senior Vice President at Pacific Investment Management Company (PIMCO) from 1996 to 2004, where he was a portfolio manager at the firm's money market/short-term desk.

ANDREW A. MASELLI is an Assistant Portfolio Manager at
GE Asset Management. He has served on the portfolio management team for the MONEY MARKET FUND since April 2003. Mr. Maselli joined GE Asset Management in 1998 as a data integrity analyst in trade operations, where he held various positions both in equities and fixed income support. In 2002, he was promoted to Senior Trade Support Specialist working on the short-term desk and became an Assistant Portfolio Manager in June 2005.

PAUL NESTRO is a Senior Vice President of GE Asset Management. He has been a member of the portfolio management team for the INTERNATIONAL EQUITY FUND since February 2007. Mr. Nestro joined GE Asset Management in 1993 as a performance and attribution analyst in domestic equities. He became a senior performance and attribution analyst in 1994 and since 1996 has been an analyst and portfolio manager in the international equities group.

JAMES F. PALMIERI is a Vice President of GE Asset Management. Since March 2006, he has managed the mortgage-backed securities sector for the INCOME FUND. Prior to joining GE Asset Management in March 2006, Mr. Palmieri was a Director of Investments for Constitution Corporate Federal Credit Union from February 2005 to March 2006 and a Portfolio Manager for CIGNA Investment Management from January 2000 to February 2005.

JONATHAN L. PASSMORE is a Senior Vice President of GE Asset Management. He has served as a portfolio manager of the INTERNATIONAL EQUITY FUND since January 2002. Prior to joining GE Asset Management in January 2001, he was with Merrill Lynch for six years, most recently as Director, International Equity.

VITA MARIE PIKE is a Senior Vice President of GE Asset Management. She has served on the portfolio management team for the INCOME FUND since June 2004. Prior to joining GE Asset Management in January 2001, she was with Alliance Capital for over nine years serving in a number of different capacities including portfolio manager.

PAUL C. REINHARDT is a Senior Vice President of GE Asset Management. He has been a portfolio manager for the U.S. EQUITY FUND since January 2001 and for the CORE VALUE EQUITY FUND since April 2002. Mr. Reinhardt joined GE Asset Management in 1982 as an Equity Analyst and has been a portfolio manager since 1987.

MICHAEL J. SOLECKI is the Co-Chief Investment Officer - International Equities at GE Asset Management. He has served as a portfolio manager of the INTERNATIONAL EQUITY FUND since September 1997. He joined GE Asset Management in 1990 as an International Equity Analyst. He became a Vice President for International Equity Portfolios in 1996 and Senior Vice President in 2000.

JUDITH A. STUDER is a Director and President - U.S. Equities at GE Asset Management. She is vested with oversight authority for determining asset allocations for the STRATEGIC INVESTMENT FUND since July 2004. Ms. Studer joined GE Asset Management in August 1984. She became Senior Vice President -- U.S. Equities in 1991, Senior Vice President -- International Equities in 1995, President -- Investment Strategies in July 2006 and President -- U.S. Equities in June 2007.

126

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Investment Team                                                      (unaudited)
--------------------------------------------------------------------------------

PORTFOLIO MANAGER BIOGRAPHIES  (CONTINUED)

MAKOTO SUMINO is a Senior Vice President of GE Asset Management. He has served on the portfolio management team for the INTERNATIONAL EQUITY FUND since February 2007. Mr. Sumino joined GE Asset Management in September 1996 as a securities analyst and portfolio manager. He became Deputy Director of the International Equity Research Team in January 2001 and Director in April 2005.

LEWIS TATANANNI is a Vice President of GE Asset Management. He has been a member of the portfolio management team for the INCOME FUND since December 2007. Mr. Tatananni joined GE Asset Management in October 2002 and was responsible for executing the interest rate derivative hedging programs for GE Asset Management's insurance clients. Mr. Tatananni joined GE in 1999 as an associate at GE Capital Treasury and was responsible for debt origination and derivative execution.

DIANE M. WEHNER is a Senior Vice President of GE Asset Management. She has been a portfolio manager of the STRATEGIC INVESTMENT FUND since January 2006. Before joining GE Asset Management, Ms. Wehner was a Vice President and Senior Portfolio Manager from January 1997 to June 2001, and associate portfolio manager from May 1995 to January 1997, with Benefit Capital Management Corporation. Ms. Wehner has served as an analyst/portfolio manager in the investment management industry since 1985.

PORTFOLIO MANAGER BIOGRAPHIES ( SUB-ADVISERS)

KARL SCHNEIDER is the lead portfolio manager for the S&P 500 FUND, a Vice President of State Street Global Advisors ("SSgA") and a Principal of SSgA FM. Mr. Schneider joined the firm in 1996 and is a member of the firm's Global Structured Products Team. Mr. Schneider manages a variety of the firm's domestic and international passive funds. Mr. Schneider holds a Bachelor of Science degree in Finance and Investments from Babson College and also a Master of Science degree in Finance from the Carroll School of Management at Boston College. Additionally, he holds a Series 3 license from the National Futures Association.

JOHN TUCKER, CFA, is a portfolio manager for the S&P 500 FUND, a Vice President of SSgA and a Principal of SSgA FM. Mr. Tucker joined the firm in 1988 and is Head of US Equity Markets in the Global Structured Products Team. He is also responsible for all derivative strategies and Exchange Traded Funds. Mr. Tucker received a BA in Economics from Trinity College and an MS in Finance from Boston College. He is a member of the Boston Security Analysts Society and the CFA Institute.

JACK FEILER is a portfolio manager of SMALL-CAP EQUITY FUND and is President and Chief Investment Officer of Palisade Capital Management, L.L.C. (Palisade). Mr. Feiler has more than 35 years of investment experience and has served as the principal small-cap portfolio manager at Palisade since the commencement of Palisade's operations in April 1995. He has served as a portfolio manager of the SMALL-CAP EQUITY FUND since its inception. Prior to joining Palisade, Mr. Feiler was a Senior Vice President-Investments at Smith Barney from 1990 to 1995.

JEFFREY SCHWARTZ, CFA, is a portfolio manager of SMALL-CAP EQUITY FUND. Mr. Schwartz is a Senior Portfolio Manager and joined Palisade in October 2004. Prior to joining Palisade, Mr. Schwartz was Vice President and Senior Portfolio Manager of Safeco Asset Management from September 2003 to September 2004. From June 2001 to August 2003, Mr. Schwartz founded Nantucket Investment Research in Farmington Hills, MI, conducted independent investment research and was a private investor. From June 1992 until May 2001, Mr. Schwartz was at Munder Capital Management, most recently as a Senior Portfolio Manager and Principal.

DENNISON T. ("DAN") VERU is a portfolio manager of SMALL-CAP EQUITY FUND. Mr Veru is a managing member and Co-Investment Officer of Palisade. Since joining Palisade in March 2000, Mr. Veru has been a member of the Investment Policy Committee. Mr. Veru became a principal of Palisade in July 2004. Since joining Palisade in March 2000, Mr. Veru has been a member of the Investment Policy Committee. Prior to joining Palisade, he was President and Director of Research of Awad Asset

Investment Team                                                      (unaudited)
--------------------------------------------------------------------------------

PORTFOLIO MANAGER BIOGRAPHIES  (CONCLUDED)

Management, a division of Raymond James & Associates. Mr. Veru has been a frequent guest on CNBC, CNN and Bloomberg television. Prior to Awad, Mr. Veru worked with the Palisade team from 1984 through 1992. Mr. Veru graduated from Franklin Marshall College.

Effective October 1, 2008, in addition to the portfolio managers from Palisade, the following persons will manage portions of the SMALL-CAP EQUITY FUND:

SCOTT T. BRAYMAN, CFA, is a portfolio manager of SMALL-CAP EQUITY FUND. Mr. Brayman is the Managing Partner and Chief Investment Officer at Champlain Investment Partners, LLC ("Champlain") and has more than 22 years of investment management experience. Mr. Brayman leads the investment team for both the small and mid-cap strategies at Champlain. Prior to joining Champlain in 2004, Mr. Brayman was a Senior Vice President and served as a portfolio manager at NL Capital Management, Inc. from 2003 to 2004, and served as a portfolio manager with Sentinel Advisers, Inc. from 1996 to 2004, where he was responsible for managing the small-cap and core mid-cap strategies. Mr. Brayman began his career as a credit analyst with the First National Bank of Maryland.

ROBERT J. ANSLOW, JR., is a portfolio manager of SMALL-CAP EQUITY FUND. Mr. Anslow is the Managing Partner and Chief Investment Officer responsible for all portfolio management and research activities at GlobeFlex Capital, LP ("GlobeFlex") and has more than 26 year of investment management experience. Prior to co-founding GlobeFlex in 1994, Mr. Anslow was a Director of the Systematic and Global Portfolio Management/Research Group at Nichlolas-Applegate Capital Management ("Nicholas-Applegate") from 1986 to 1994, where he built the first systematic process for international investing. Prior to Nicholas-Applegate, Mr. Anslow was responsible for systematic portfolio management and research processes at two major investment institutions: the California Public Employee's Retirement System (CalPERS) and BayBanks Investment Management of Boston.

MICHAEL W. COOK, CFA, is a portfolio manager of SMALL-CAP EQUITY FUND. Mr. Cook, who has more than 20 years of investment management experience, is the Chief Executive Officer and Chief Investment Officer at SouthernSun Asset Management, Inc. ("SouthernSun") and is responsible for all portfolio management activities for the firm. Prior to founding SouthernSun in 1989, Mr. Cook was a portfolio manager/analyst at Street Capital Management from 1986 to 1988, and was an account executive at Merrill Lynch from 1985 to 1986.

Investment Team                                                      (unaudited)
--------------------------------------------------------------------------------


INVESTMENT ADVISER AND ADMINISTRATOR
GE Asset Management Incorporated

TRUSTEES
Michael J. Cosgrove
John R. Costantino
William J. Lucas
Matthew J. Simpson
Robert P. Quinn

SECRETARY
Jeanne M. La Porta

ASSISTANT SECRETARY
Joseph A. Carucci
Joon Won Choe

TREASURER
Scott H. Rhodes

ASSISTANT TREASURER
Scott R. Fuchs
Christopher M. Isaacs

DISTRIBUTOR
GE Investment Distributors, Inc
Member FINRA and SIPC

CUSTODIAN
State Street Bank & Trust Company

OFFICERS OF THE INVESTMENT ADVISER

James W. Ireland III, PRESIDENT AND CHIEF EXECUTIVE OFFICER

Daniel O. Coloa, EVP, CHIEF FINANCIAL OFFICER

Paul M. Colonna, PRESIDENT AND CHIEF INVESTMENT OFFICER - FIXED INCOME

Michael J. Cosgrove, PRESIDENT AND CHIEF EXECUTIVE OFFICER - MUTUAL FUNDS AND INTERMEDIARY BUSINESS

Kathryn D. Karlic, PRESIDENT - INSTITUTIONAL
SALES AND MARKETING

Ralph R. Layman, PRESIDENT AND CO-CHIEF INVESTMENT
OFFICER - INTERNATIONAL EQUITIES

Matthew J. Simpson, EVP, GENERAL COUNSEL AND SECRETARY

Judith M. Studer, PRESIDENT - U.S. EQUITIES

Donald W. Torey, PRESIDENT - ALTERNATIVE INVESTMENTS

John J. Walker, EVP, CHIEF OPERATING OFFICER

David Wiederecht, PRESIDENT - INVESTMENT STRATEGIES



At GE Asset Management, we're dedicated to providing the investment options you'll need to tailor your financial portfolio to every stage of your life. Each member of the GE Family of Funds is managed according to the same principles of integrity and quality that have guided GE over the past century, and have made it the world-class company that it is today. Each fund draws strength from a heritage of investment management experience that spans more than 70 years. Whether you're creating a new investment portfolio or adding to an established one, the GE Family of Funds offers an array of professionally managed investment options that will help you meet a lifetime of financial needs.


                                                                             129
ITEM 2. CODE OF ETHICS.

Please refer to the Code of Ethics included in the following link:

www.ge.com/files/usa/en/commitment/social/integrity/downloads/english.pdf


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that both John R. Costantino and William J. Lucas are designated as audit committee financial experts for the Funds; and further that it is the finding of the Boards that Messrs. Costantino and Lucas, the audit committee financial experts, qualify as being 'independent' pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	AUDIT FEES.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provide by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods were $130,800 in 2007 and $137,500 in 2008.

(b)	AUDIT RELATED FEES.  There were no fees billed by the Auditor for assurance and related services that were related to the performance of the audit for the Registrant during the Reporting Periods.

(c)	TAX FEES.  There were no fees billed for professional services rendered by the Auditor for tax compliance, tax advice or tax planning for the Registrant during the Reporting Periods.

(d)	ALL OTHER FEES.   There were no fees billed for products and services
provided by the Auditor, other than the services reported in paragraphs
(a) through (c) of this Item for the Registrant during the Reporting Periods.

(e)	(1)  AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES.

The Audit Committee of the GE Institutional Funds (the "Funds") Board of Trustees is responsible, among other things, for the appointment, compensation and oversight of the work of the Fund's independent accountants/auditors (the "Auditor"). As part of this responsibility and to ensure that the Auditor's independence is not impaired, the Audit Committee
(1) pre-approves the audit and non-audit services provided to the Funds by the Auditor, and (2) all non-audit services provided to the Funds' investment adviser and covered affiliates (as defined in the Audit Committee Charter) that provide ongoing services to the Funds if the services directly impact the Funds' operations or financial reporting, in accordance with the Audit Committee Charter. Following are excerpts from the Audit Committee Charter that sets forth the pre-approval policies and procedures:

1.	Selection and Pre-Approval of Auditor and Approval of Fees.
(i)	The Audit Committee shall pre-approve the selection of the Auditor and shall recommend for ratification the selection, retention or termination of the Auditor by the full Board, including the independent Trustees/Directors, and, in connection therewith, shall evaluate the independence of the Auditor, including: (i) an evaluation of whether the Auditor provides any consulting services to the Fund's investment adviser and the extent to which the Auditor provides non-audit services to the Fund's investment adviser and certain other affiliated service providers as defined in Section 2(f) below, which services are not subject to the pre-approval requirements set forth in Section 4 below;
(ii) an evaluation of the extent to which the Auditor has any relationships with the Fund or its affiliated persons that are brought to the attention of the Audit Committee by the Auditor in accordance with applicable standards of the Independence Standards Board ("ISB"), because, in the Auditor's professional judgment, such relationships may reasonably be thought to bear on the Auditor's independence with respect to the Fund; and (iii) monitoring the Auditor's compliance with respect to the rotation requirements for the lead and coordinating partners having primary responsibility for the Fund's audits and any partner responsible for the reviewing the Fund's audits.
The Audit Committee shall review the Auditor's specific representations as to its independence.
(b)	The Audit Committee shall pre-approve and review the fees charged by the Auditor for audit and non-audit services to be provided to the Fund and certain affiliated service providers (as defined in Section 2(f) below) in accordance with the pre-approval requirements set forth in Section 4 below.
The Fund shall provide for appropriate funding, as determined by the Audit Committee, to compensate the Auditor for any authorized service provided to the Fund.
2.	Meetings with the Auditor.   The Audit Committee shall meet with the
Auditor, including private meetings, prior to the commencement of substantial work on the audit and following the conclusion of the audit, as well as such other times as the Audit Committee shall deem necessary or appropriate. The Auditor shall report directly to the Audit Committee. The Auditor shall report at least annually, concerning the following and other pertinent matters:
(a)	to review the arrangements for and scope of the annual audit and any special audits;
(b)	to provide the Auditor the opportunity to report to the Audit
Committee, on a timely basis, all critical accounting policies and practices to be used;
(c)	to discuss any matters of concern relating to the Fund's financial statements, including: (i) any adjustments to such statements recommended by the Auditor, or other results of said audit(s), and (ii) any alternative treatments of financial information within GAAP that have been discussed with Fund management, the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the Auditor;
(d)	to provide the Auditor the opportunity to report to the Audit
Committee, on a timely basis, any material written communication between the Auditor and Fund management, such as any management letter or schedule of unadjusted differences;
(e)	to discuss the opinion the Auditor has rendered regarding the Fund's financial statements;
(f)	to report all non-audit services that do not require Audit Committee pre-approval and are provided to certain affiliated persons of the Fund, including: (1) the Fund's investment adviser or sub-advisers (but excluding any investment sub-adviser whose role is primarily portfolio management and is overseen by the investment adviser), (2) the Fund's principal underwriter, and (3) any entity controlling, controlled by, or under common control with the investment adviser or principal underwriter, that provides "ongoing" services to the Funds in accordance with the pre-approval requirements of paragraph (c)(7)(i) of Rule 2-01 of Regulation S-X (each, a "Covered Affiliate" and collectively, "Covered Affiliates");
(g)	to review, in accordance with current standards of ISB, all
relationships between the Auditor and the Fund or its affiliated persons that, in the Auditor's professional judgment, may reasonably be thought to bear on its independence, and to confirm, in light of such information, whether the Auditor believes, in its professional judgment, that it may properly serve as independent accountants/auditors with respect to the Fund;
(h)	to consider the Auditor's comments with respect to the Fund's financial policies, procedures and internal accounting controls and responses thereto by the Fund's officers and Fund management, as well as other personnel;
(i)	to investigate any improprieties or suspected improprieties in the operations of the Fund to the extent necessary or appropriate in light of any internal investigations by the Fund's officers and/or by officers or employees of the Fund management of such improprieties;
(j)	to receive periodic reports concerning regulatory changes and new accounting pronouncements that significantly affect the value of the Fund's assets and their financial reporting;
(k)	to report on the Fund's qualification under Subchapter M of the Internal
Revenue Code, amounts distributed and reported to shareholders for Federal tax purposes and the Fund's tax returns; and
(l)	to provide the Auditor the opportunity to report on any other matter that the Auditor deems necessary or appropriate to discuss with the Audit Committee.
	If the Auditor's report on the above-listed (and other pertinent) matters is not made in person to the Audit Committee within 60 days following the end of the Fund's fiscal year, the Auditor shall deliver a written report to the Audit Committee concerning these matters within such 60 day period.
3.	Change in Accounting Principles.  The Audit Committee shall consider the effect upon the Fund of any changes in accounting principles or practices proposed by the Auditor or the Fund's officers.
4.	Pre-Approval of Audit Related Services and Permissible Non-Audit
Services. The Audit Committee shall pre-approve both audit (including audit, review, and attest) services and permissible non-audit services provided to the Fund and, if the nature of the engagement relates directly to the operations and financial reporting of the Fund, permissible non-audit services provided to any Covered Affiliate.

The Audit Committee may determine to delegate the authority to grant pre-approvals to one or more Audit Committee members, each acting on behalf of the Audit Committee. In this event, the member of the Audit Committee so delegated shall report each delegated pre-approval to the Audit Committee at its next regularly scheduled meeting. The Audit Committee may also adopt and follow, in lieu of explicit pre-approval described above, written policies and procedures detailed as to the particular service, designed to safeguard the continued independence of the Auditor, consistent with the requirements of the Act and SEC regulations thereunder.

Notwithstanding the foregoing, the pre-approval requirement concerning permissible non-audit services provided to the Fund or any Covered Affiliate is waived if: (1) the aggregate amount of all such non-audit services provided constitutes no more than five percent (5%) of the total amount of revenues paid to the Auditor by the Fund and the Covered Affiliates during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee, (2) the non-audit services were not recognized as non-audit services at the time of the engagement, and (3) such non-audit services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee or one or more designated members of the Audit Committee prior to the completion of the audit.

5.	Prohibited Activities of the Auditor.  The Audit Committee shall confirm with the Auditor that it is not performing contemporaneously (during the audit and professional engagement period) non-audit services for the Fund that the Audit Committee believes may taint the independence of the Auditor.
The Auditor will be responsible for informing the Audit Committee of whether it believes that a particular non-audit service is permissible or prohibited pursuant to applicable regulations and standards.

(2) PERCENTAGE OF SERVICES IN PARAGRAGHS (b) THROUGH (d) APPROVED BY AUDIT COMMITTEE. No fees were charged during 2007 or 2008 for audit related, tax or other services as indicated in sections (b) through (d) of this Item.

(f)	Not applicable.

(g)	NON-AUDIT FEES.  The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $0 in 2007 and $0 in 2008.

(h)	AUDITOR INDEPENDENCE. There were no non-audit services rendered to
Service Affiliates that were not pre-approved.


ITEM 5. Audit Committee of Listed Registrants

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant's audit committee members are: John R. Costantino,
William J. Lucas and Robert P. Quinn.

ITEM 6. Schedule of Investments.

		Attached as part of ITEM 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Applicable only to Closed-End Management Investment Companies.

ITEM 8. Portfolio Managers of Closed-End Management Investment Companies.

	 Applicable only to Closed-End Management Investment Companies.

ITEM 9. Purchases of Equity Securities by Closed-End Management
	Investment Company and Affiliated Purchasers.

	 Applicable only to Closed-End Management Investment Companies.

ITEM 10. Submission of Matters to a Vote of Security Holders.

	 No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

The officers providing the certifications in this report in accordance with Rule 30a-3 under the Investment Company Act of 1940 have concluded, based on their evaluation of the registrant's disclosure controls and procedures (as such term is defined in such rule), that such controls and procedures are adequate and reasonably designed to achieve the purpose described in paragraph (c) of such rule.

There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their last evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.



ITEM 12.  EXHIBITS.

(a)   Not applicable.

(b) Attached hereto as Exhibit 1 and Exhibit 2 are the Certifications of Michael J. Cosgrove and Scott Rhodes as principal executive officer and principal financial officer, respectively, as required by Rule 30a-2 under the Investment Company Act of 1940.


                                  SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

GENERAL ELECTRIC FUNDS

By:   /S/MICHAEL J. COSGROVE
      Michael J. Cosgrove
      Chairman, GE INSTITUTIONAL FUNDS

Date:  December 09, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By:   /S/MICHAEL J. COSGROVE
      Michael J. Cosgrove
      Chairman, GE INSTITUTIONAL FUNDS

Date:  December 09, 2008

By:   /S/SCOTT RHODES
      Scott Rhodes
      TREASURER, GE INSTITUTIONAL FUNDS

Date:  December 09, 2008

 EXHIBIT INDEX

            (b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

            (b)(2) Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.